As filed with the Securities and Exchange Commission on April 25, 2008

                                                    1933 Act File No. 033-47703
                                                    1940 Act File No. 811-06654

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

     Pre-Effective Amendment No.                                       [_]

     Post-Effective Amendment No. 56                                   [X]

                                  and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

     Amendment No. 59                                                  [X]

                       (Check appropriate box or boxes)

                           BNY Hamilton Funds, Inc.
              (Exact Name of Registrant as Specified in Charter)

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035
                   (Address of Principal Executive Offices)
                                  (Zip Code)
      Registrant's Telephone Number, Including Area Code: (614) 470-8000

                                  Copies To:

              David Faherty                        Daniel Hirsch
            Citi Fund Services                    Ropes & Gray LLP
            100 Summer Street                     One Metro Center
       Boston, Massachusetts 02110          700 12th St. N.W., Suite 900
                                             Washington, DC 20005-3948
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)

[_] on (April 22, 2008) pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1)

[_] on (date) pursuant to paragraph (a)(1)

[_] 75 days after filing pursuant to paragraph (a)(2)

[_] on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] BNY
HAMILTON

                                  PROSPECTUS



                                APRIL 25, 2008



                                     [LOGO]

                                       BNY
                                    HAMILTON
                                      FUNDS
                         ADVISED BY THE BANK OF NEW YORK


   CORE BOND FUND

   ENHANCED INCOME FUND

   GLOBAL REAL ESTATE SECURITIES FUND

   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   MUNICIPAL ENHANCED YIELD FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

   U.S. BOND MARKET INDEX FUND

   INSTITUTIONAL SHARES

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

  6 BNY Hamilton Core Bond Fund

 14 BNY Hamilton Enhanced Income Fund

 22 BNY Hamilton Global Real Estate Securities Fund

 30 BNY Hamilton High Yield Fund

 38 BNY Hamilton Intermediate Government Fund

 45 BNY Hamilton Intermediate New York Tax-Exempt Fund

 52 BNY Hamilton Intermediate Tax-Exempt Fund

 59 BNY Hamilton International Equity Fund

 66 BNY Hamilton Large Cap Equity Fund

 73 BNY Hamilton Large Cap Growth Fund

 80 BNY Hamilton Large Cap Value Fund

 87 BNY Hamilton Multi-Cap Equity Fund

 92 BNY Hamilton Municipal Enhanced Yield Fund

 98 BNY Hamilton S&P 500 Index Fund

104 BNY Hamilton Small Cap Core Equity Fund

111 BNY Hamilton Small Cap Growth Fund

118 BNY Hamilton U.S. Bond Market Index Fund


ACCOUNT POLICIES

124 Daily NAV Calculation

126 Opening an Account/Purchasing Shares

127 Making Exchanges/Redeeming Shares

129 Distributions and Tax Considerations

131 Abusive Trading

133 Investment Advisor

135 Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 CORE BOND FUND

     CUSIP Number: 05561M796

 ENHANCED INCOME FUND

     CUSIP Number: 05561M598

 GLOBAL REAL ESTATE SECURITIES FUND

     CUSIP Number: 05568J101

 HIGH YIELD FUND

     CUSIP Number: 05561M556

 INTERMEDIATE GOVERNMENT FUND

     CUSIP Number: 05561M762

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

     CUSIP Number: 05561M754

 INTERMEDIATE TAX-EXEMPT FUND

     CUSIP Number: 05561M820

 INTERNATIONAL EQUITY FUND

     CUSIP Number: 05561M846

 LARGE CAP EQUITY FUND

     CUSIP Number: 05561M770

 LARGE CAP GROWTH FUND

     CUSIP Number: 05561M887

 LARGE CAP VALUE FUND

     CUSIP Number: 05561M689

 MULTI-CAP EQUITY FUND

     CUSIP Number: 05561M572

 MUNICIPAL ENHANCED YIELD FUND

     CUSIP Number: 05561M366

 S&P 500 INDEX FUND

     CUSIP Number: 05561M648

 SMALL CAP CORE EQUITY FUND

     CUSIP Number: 05561M374

 SMALL CAP GROWTH FUND

     CUSIP Number: 05561M861

 U.S. BOND MARKET INDEX FUND

     CUSIP Number: 05561M663

BNY HAMILTON

 CORE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in U.S. and foreign investment-grade debt obligations (i.e., securities rated Baa3/BBB- or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), or another nationally recognized statistical rating organization, or unrated securities determined by the portfolio manager to be of comparable credit quality). The Fund may invest in securities issued or guaranteed by various types of entities, including:

.. U.S. and foreign corporations, partnerships, trusts or similar entities;

.. the U.S. government and its agencies and instrumentalities (including securities neither guaranteed nor insured by the U.S. government); and

.. foreign governments and their subdivisions, agencies, and government sponsored enterprises.

In selecting securities for the Fund's portfolio, the Advisor (as defined in "Investment Advisor") has tended to emphasize corporate bonds and securities backed by mortgages and other types of assets, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities, and their income streams.

The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. Under normal circumstances, the Fund invests at least 80% of its Assets in investment-grade debt obligations, as well as unrated securities considered by the portfolio manager to be of comparable quality. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund may invest up to 20% of its Assets in below investment grade debt obligations. In addition, the Fund may invest without limitation in foreign securities, which may include emerging market securities. Other than investments in foreign government obligations, the Fund's investments in foreign securities will consist of U.S. dollar-denominated securities only.

In investing the Fund's assets, an analysis of economic trends--including rate projections, inflation trends, and corporate profit outlook--is used to determine how the Fund should allocate its investments among the different types of debt securities described above.

In the corporate bond portion of the portfolio, the Fund is typically diversified across market sectors (e.g., financial services, media, retail, and telecommunications), but may emphasize different sectors at different times depending on, among other things, market conditions. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issues based on an evaluation of relative yields.

BNY Hamilton Core Bond Fund

The Fund allocates investments among mortgage-backed securities and asset-backed securities based on relative yield and prepayment risks. The Fund selects investments in foreign government obligations based on relative yields, assessments of credit quality and expectations with respect to exchange rate movements.


Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. In addition, the Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds. In addition, the Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, but the Advisor considers it to be a more accurate gauge of a bond's sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.


The Fund also may use certain derivatives (e.g., options, futures, swaps), which are investments whose value is determined by underlying securities, indices or reference rates. The Fund may use these instruments for speculative (i.e., non-hedging) purposes. The Fund also seeks to enhance its return by managing its exposure to non-U.S. currencies, typically through the use of foreign currency derivatives, including currency forward contracts.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such secu-

                                                    BNY Hamilton Core Bond Fund
rities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade securities (i.e., high yield bonds or "junk bonds"). High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

BNY Hamilton Core Bond Fund

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include high yield securities, derivatives (in particular over-the-counter derivatives, such as swaps), foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
Mortgage-Backed Securities and CMOs

The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages on securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

                                                    BNY Hamilton Core Bond Fund

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON CORE BOND FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Core Bond Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Bond Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Bond Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



To effect the Proposed Transaction, BNY Mellon Bond Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Bond Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Bond Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton Core Bond Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
----------------------------------------------------------------------------
                              [CHART]

 1998   1999   2000  2001   2002    2003    2004     2005    2006   2007
 ----- ------- ----- -----  -----  ------  ------   ------  ------ ------
 8.56% -1.47%  9.37% 7.21%  8.08%   3.43%   3.91%    1.57%   3.93%  5.54%

Best Quarter: Q3 '98 +4.43%  Worst Quarter: Q2 '04 -2.32%




Average annual total returns (%) as of 12/31/07*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes       5.54   3.67     4.96
Institutional Shares Return After Taxes on
 Distributions                                 3.79   2.05     2.93
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         3.56   2.20     3.00
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  6.97   4.43     5.97


* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1 /The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.

                                                    BNY Hamilton Core Bond Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.22

            Total annual operating expenses/(a)(b)/       0.72


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.69% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   74     230     401     894


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Core Bond Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                      Year Ended December 31,
                                                            -------------------------------------------
Institutional Shares                                          2007     2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           9.91     9.98    10.25    10.29    10.51
                                                            -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                   0.46     0.43     0.39     0.37     0.37
  Net realized and unrealized gain (loss) on investments       0.08    (0.05)   (0.23)    0.03    (0.02)
                                                            -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                 0.54     0.38     0.16     0.40     0.35
Dividends and distributions:
  Dividends from net investment income                        (0.48)   (0.45)   (0.43)   (0.42)   (0.45)
  Distributions from capital gains                               --       --       --    (0.02)   (0.12)
                                                            -------  -------  -------  -------  -------
  Total dividends and distributions                           (0.48)   (0.45)   (0.43)   (0.44)   (0.57)
                                                            -------  -------  -------  -------  -------
Net asset value at end of year                                 9.97     9.91     9.98    10.25    10.29
                                                            -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/      5.54     3.93     1.57     3.91     3.43

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         341,606  360,233  404,483  460,684  462,005
Ratio of expenses (after reduction) to average net assets      0.69     0.69     0.68     0.73     0.79
Ratio of expenses (before reduction) to average net assets     0.72     0.69     0.68     0.73     0.79
Ratio of net investment income (after reduction) to average
 net assets                                                    4.67     4.37     3.85     3.58     3.57
Portfolio turnover rate                                         119      108       94       72      110


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                    BNY Hamilton Core Bond Fund

BNY HAMILTON

 ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (i.e., rated Baa3/BBB- and above) fixed-income securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Investment-grade fixed income securities include both securities rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("rating agency"), as well as unrated securities determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality.

In pursuing the Fund's investment objective, the Advisor will seek to enhance returns by investing, in addition to the above, in various other instruments, which may include below investment grade bonds and foreign securities, as described below.

The Fund's investments may include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (including securities neither guaranteed nor insured by the U.S. government) and debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) foreign governments and their subdivisions, agencies, and government sponsored enterprises, and (iii) supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund typically invests a significant portion of its assets in (i) mortgage-backed securities, including collateralized mortgage obligations (CMOs), (ii) asset-backed securities and (iii) commercial paper issued by banks or bank holding companies, finance companies, and corporations. CMOs (which may include real estate mortgage investment conduits (REMICS)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available. The Fund will not invest more than 25% of its Assets in foreign securities. Other than investments in foreign government obligations, the Fund's investments in foreign securities will consist of U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis.

The Fund may invest up to 20% of its assets in below investment grade bonds (i.e., high yield bonds or "junk bonds"). These are securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's, S&P, or another rating agency, or unrated, but determined by the Advisor to be of comparable credit quality).

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields

BNY Hamilton Enhanced Income Fund
on such obligations are higher than the yields on taxable investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities; and in order to maintain the Fund's ultra short duration (as defined below).

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund pursues its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (which measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short duration"). The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund's share price would rise by about 5%.

The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For purposes of mortgage- and asset-backed securities, weighted average life is used to determine the security's maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk than shorter duration bonds. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.


                                              BNY Hamilton Enhanced Income Fund

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade bonds (i.e., high yield bonds or "junk bonds"). High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Because the Fund may invest to a significant extent in commercial paper issued by banks or bank holding companies and finance companies, the Fund may be vulnerable to setbacks in the financial services sector. Banks and other financial services companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in governmental regulations affecting banks and other financial services companies.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs,


BNY Hamilton Enhanced Income Fund
delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

To the extent the Fund invests in municipal securities, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over-the-counter derivatives, such as swaps), GICs, foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                              BNY Hamilton Enhanced Income Fund

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON ENHANCED INCOME FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Enhanced Income Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Enhanced Income Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Enhanced Income Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



To effect the Proposed Transaction, The Dreyfus Enhanced Income Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Enhanced Income Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Enhanced Income Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Enhanced Income Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Weighted Average Life

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
----------------------------------------------------------
                                    [CHART]

 2003      2004      2005    2006   2007
------    ------    ------  ------ ------
 1.86%     0.76%     2.88%   4.77%  1.09%

Best Quarter: Q2 '07 +1.31%   Worst Quarter: Q4 '07 -2.28%



               Average annual total returns (%) as of 12/31/07*
               --------------------------------------------------

                                                        Since
                                                      Inception
                                       1 Year 5 Years (5/1/02)/3/
               --------------------------------------------------
               Institutional Shares
                Return Before Taxes     1.09   2.26      2.28
               Institutional Shares
                Return After Taxes on
                Distributions          -0.73   1.10      1.15
               Institutional Shares
                Return After Taxes on
                Distributions and Sale
                of Fund Shares          0.72   1.26      1.29
               Lehman Brothers 9-12
                Month Treasury Note
                Index (reflects no
                deduction for fees,
                expenses or taxes)/1/   5.88   3.01      3.04
               Merrill Lynch US Dollar
                LIBOR 3-Month
                Constant Maturity
                Index (reflects no
                deduction for fees,
                expenses or taxes)/2/   5.63   3.28      3.13


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.
/2/ The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.
/3/ The Fund commenced operations on 5/1/02. Index comparisons begin on 5/1/02.


                                              BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.10
            Distribution (12b-1 fees)                     None
            Other expenses                                0.23
            Acquired Fund fees and expenses/(a)/          0.01

            Total annual operating expenses/(b)/          0.34



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)Effective March 1, 2008, the Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.37% of the Fund's average daily net assets allocable to Institutional Shares. Prior to March 1, 2008, the Advisor had voluntarily agreed to waive its fees and/or reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.25% of the Fund's average daily net assets. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   35     109     191     431


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                         Year Ended December 31,
                                                                ----------------------------------------
Institutional Shares                                             2007    2006    2005     2004     2003
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              1.98    1.98    1.98     2.00     2.00
                                                                ------  ------  ------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                      0.10    0.09    0.05     0.03     0.03
  Net realized and unrealized gain on investments                (0.08)     --    0.01    (0.02)    0.01
                                                                ------  ------  ------  -------  -------
  Total gain from investment operations                           0.02    0.09    0.06     0.01     0.04
Dividends:
  Dividends from net investment income                           (0.10)  (0.09)  (0.06)   (0.03)   (0.04)
                                                                ------  ------  ------  -------  -------
Net asset value at end of year                                    1.90    1.98    1.98     1.98     2.00
                                                                ------  ------  ------  -------  -------
Total investment return based on net asset value (%)/(b)/         1.09    4.77    2.88     0.76     1.86

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             37,092  65,511  87,151  324,670  426,475
Ratio of expenses (after reduction) to average net assets         0.25    0.25    0.25     0.25     0.25
Ratio of expenses (before reduction) to average net assets        0.33    0.34    0.29     0.27     0.29
Ratio of net investment income (after reduction) to average net
 assets                                                           5.24    4.67    2.90     1.51     1.56
Portfolio turnover rate                                            104     126      51      105       87




(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                              BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 GLOBAL REAL ESTATE SECURITIES FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consisting of capital appreciation and current income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a global portfolio of equity securities (primarily common stock) of real estate companies, including real estate investment trusts ("REITs") and real estate operating companies ("REOCs"), with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal circumstances, the Fund expects to invest at least 40% of its total assets in companies whose principal place of business is located outside of the United States, and will invest in at least 10 different countries (including the U.S.). Although the Fund primarily invests in developed markets, it may also make investments in emerging markets. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund's benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index, which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

Under normal circumstances, the Fund invests at least 80% of its Assets in publicly traded equity securities of companies principally engaged in the real estate sector. (The Fund will provide its shareholders with 60 days' prior notice of any change in this non- fundamental policy.) A company is "principally engaged" in the real estate sector if at least 50% of its total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by Urdang Securities Management, Inc. ("Urdang" or the "Sub-Advisor"), the Fund's sub-advisor. "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts, and other equity investments.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests therein. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of equity REITs and mortgage REITs. In the United States, REITs generally are not taxed on income distributed to shareholders as long as they meet certain tax-related requirements. Some foreign countries have a REIT structure that is very similar to the United States, which includes tax treatment that is similar to the special tax treatment accorded to U.S. REITs. However, other countries either have a REIT structure that is significantly different from the U.S. structure (including with respect to tax treatment) or have not adopted a REIT structure in any form.

BNY Hamilton Global Real Estate Securities Fund

In selecting investments for the Fund's portfolio, the Sub-Advisor uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. By combining bottom-up real estate research and the Sub-Advisor's Relative Value Model ("RVM") securities valuation process, the Sub-Advisor selects securities by seeking to provide a uniform basis for evaluating the validity of a security's trading price.

In conducting its bottom-up research, the Sub-Advisor engages in an active analysis process that includes regular and direct contact with the companies in the Fund's investable universe. These research efforts are supported with extensive sell side and independent research.

Through the use of the proprietary RVM, the Sub-Advisor seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of:

.. leverage;

.. growth rate;

.. market capitalization; and

.. property type.

The Sub-Advisor believes that the RVM process, which is based on arbitrage pricing theory, enables the Sub-Advisor to make apples to apples comparisons by establishing sophisticated sector and company financial models that the Sub-Advisor uses as yardsticks to evaluate the validity of the stock's premium or discount to net asset value--relative to its peers.

The Sub-Advisor has entered into a strategic relationship with NAI Global(TM) ("NAI") to access a proprietary research database covering commercial real estate firms and sector fundamentals worldwide. NAI is the world's largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides the Sub-Advisor with exclusive access to NAI's entire global database of fundamental real estate information. The Sub-Advisor believes that access to this database, as well as to NAI's network of global real estate associates to interpret market data and provide commentary, opinions and analysis of market trends, will significantly enhance the Sub-Advisor's coverage of the global real estate markets. The Sub-Advisor expects that it will maintain direct and regular contact with NAI's network of offices across the globe and the Sub-Advisor intends to use this information in the Sub-Advisor's investment decision-making process relating to asset allocation by country, management team underwriting and individual stock selection.

The Fund may also use certain derivatives (e.g., options, futures), which are investments whose values are determined by reference to underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

In addition, the Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Because a fundamental policy of the Fund is to concentrate its assets in securities related to the real estate sector, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate sector and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include changes in real estate values and property taxes,


                                BNY Hamilton Global Real Estate Securities Fund
overbuilding, fluctuations in rental income, changes in interest rates, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), clean-up, liability and other environmental losses and casualty or condemnation losses.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. REITs are highly dependent upon management skill, and are subject to defaults by borrowers or lessees. REITs often are not diversified and are subject to heavy cash flow dependency. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

The Sub-Advisor makes extensive use of NAI's global database of fundamental real estate information. If the relationship between the Sub-Advisor and NAI is modified or terminated, the Sub-Advisor may no longer have access to NAI's global database and resources, which could have a negative impact on the Sub-Advisor's ability to manage the Fund's investments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities, or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.


BNY Hamilton Global Real Estate Securities Fund

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Global Real Estate Securities Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Global Real Estate Securities Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Global Real Estate Securities Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Global Real Estate Securities Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Global Real Estate Securities Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to



                                BNY Hamilton Global Real Estate Securities Fund
a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Global Real Estate Securities Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Global Real Estate Securities Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton Global Real Estate Securities Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing the performance of the Fund for the fiscal year ending December 31, 2007 and by showing how the Fund's average annual total returns over the periods shown compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
-----------------------------------------------------------
 LOGO
Best Quarter: Q1 '07 +6.43%   Worst Quarter: Q4 '07 -12.15%



           Average annual total returns (%) as of 12/31/07*
           ----------------------------------------------------------

                                                           Since
                                                         Inception
                                                 1 Year (12/29/06)/2/
           ----------------------------------------------------------
           Institutional Shares Return Before
            Taxes                                -7.83     -7.79
           Institutional Shares Return After
            Taxes on Distributions               -8.45     -8.41
           Institutional Shares Return After
            Taxes on Distributions and Sale of
            Fund Shares                          -5.07     -6.96
           FTSE ESPA/NAREIT Global Real
            Estate Index (reflects deduction for
            fees, expenses or taxes)/1/          -6.96     -6.96


*Assumptions: All dividends and distributions reinvested.



--------------------------------------------------------------------------------

/1/ The FTSE ESPA/NAREIT Global Real Estate Index is an unmanaged index generally representative of the broad U.S. market of large-capitalization stocks. Investors cannot invest directly in any Index.
/2/ The Shares of the Fund were first offered on 12/29/06. Index comparisons begin on 12/31/06.



                                BNY Hamilton Global Real Estate Securities Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees (fees paid directly from
             your investment)
            -------------------------------------------------------

            Redemption Fee on shares held 30 days or
             fewer (as a % of amount redeemed or
             exchanged)                                   2.00*

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.85
            Distribution (12b-1) fees                     None
            Other expenses                                0.49

            Total annual operating expenses/(a)(b)/       1.34


* The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See "Making Exchanges/Redeeming Shares--Redemption Fees."

(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 1.25% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  136     425     734    1,613


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Global Real Estate Securities Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference in the Statement of Additional Information and available upon request.



                                                                                    For the Period
                                                                                     December 29,
                                                                       For the Year     2006*
                                                                          Ended        Through
                                                                       December 31,  December 31,
Institutional Shares                                                       2007          2006
--------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                     10.00        10.00
                                                                       ------------ --------------
Gain from investment operations:
  Net investment income/(a)/                                                0.20           --
  Net realized and unrealized gain on investments                          (0.98)          --
                                                                       ------------ --------------
  Total gain from investment operations                                    (0.78)          --
Dividends:
  Dividends from net investment income                                     (0.18)          --
                                                                       ------------ --------------
Net asset value at end of year                                              9.04        10.00
                                                                       ------------ --------------
Total investment return based on net asset value (%)/(b)/                  (7.83)         N/A

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                       51,140           --/1/
Ratio of expenses (after reduction) to average net assets                   1.25           --
Ratio of expenses (before reduction) to average net assets                  1.34           --
Ratio of net investment income (after reduction) to average net assets      1.97           --
Portfolio turnover rate                                                       73          N/A


*  Commencement of offering of shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

1  Less than $1,000.


                                BNY Hamilton Global Real Estate Securities Fund

BNY HAMILTON

 HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. High yield fixed-income securities (commonly known as "junk bonds") are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or another nationally recognized statistical rating organization ("rating agency"), or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality). The Fund primarily invests in high yield fixed-income securities issued by U.S. companies.

In selecting portfolio securities for the Fund, the Advisor uses internally developed financial investment techniques to attempt to identify value and adequately control risk for the Fund.

The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. Although the Fund may invest in securities rated as low as C (or in unrated securities determined by the Advisor to be of comparable credit quality), in deciding which bonds to buy and sell, the portfolio manager emphasizes securities that are within the core segment of the high yield market, which are securities rated in the Ba/BB and B rating categories (or are unrated but determined by the Advisor to be of comparable credit quality). The Fund generally focuses on investments in securities issued by U.S. and foreign companies that have the following characteristics:


.. companies operating in industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration.

The Fund may invest up to 20% of its Assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs) (including securities neither guaranteed nor insured by the U.S. government).

The Fund's investments may include U.S. dollar denominated debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) the U.S. government and its agencies, instrumentalities, and GSEs, (iii) foreign governments and their subdivisions, agencies, and GSEs, and (iv) supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government

BNY Hamilton High Yield Fund
agencies). The Fund will not invest more than 25% of its Assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also may invest in asset-backed securities and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.

In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash and cash equivalents. Under such circumstances, it may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.


High yield bonds or "junk bonds" in which the Fund invests are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor and subject the Fund to higher management risk, than is generally the case



                                                   BNY Hamilton High Yield Fund
with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The U.S. government securities in which the Fund may invest are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition legal remedies for investors in foreign companies may be more limited than those available in the U.S. In addition, exchange rate volatility may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

The Fund may invest in municipal securities and, accordingly, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and


BNY Hamilton High Yield Fund
utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over- the-counter derivatives, such as swaps), foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON HIGH YIELD FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton High Yield Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Limited Term High Yield Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as



                                                   BNY Hamilton High Yield Fund
necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Limited Term High Yield Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Limited Term High Yield Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Limited Term High Yield Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Limited Term High Yield Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton High Yield Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
---------------------------------------------------------
                                    [CHART]

 2004      2005    2006
------    ------  ------
 8.08%     2.08%    6.67%

Best Quarter: Q3 '04 +4.63%  Worst Quarter: Q1 '05 -1.80%



Average annual total returns as of 12/31/07*
----------------------------------------------------------------

                                                       Since
                                                     Inception
                                              1 Year (5/1/03)/2/
----------------------------------------------------------------
Institutional Shares Return Before Taxes       2.70     5.55
Institutional Shares Return After Taxes on
 Distributions                                 0.13     3.09
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         1.75     3.30
Merrill Lynch BB-B Non-Distressed Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  3.19     6.10

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Merrill Lynch BB-B Non-Distressed Index is an unmanaged index of BB and
    B rated corporate bonds.
/2/ The Fund commenced operations on 5/1/03. Index comparisons begin on 5/1/03.

                                                   BNY Hamilton High Yield Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.60
            Distribution (12b-1 fees)                     None
            Other expenses                                0.20
            Acquired fund fees and expenses/(a)/          0.01

            Total annual operating expenses/(b)/          0.81



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each of the Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.89% of the Fund's average daily net assets allocable to Institutional Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   83     259     450    1,002


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                            Year Ended December 31,
                                                                ---------------------------------------------
Institutional Shares                                              2007     2006     2005      2004     2003/1/
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                             9.82     9.86    10.35    10.23      10.00
                                                                -------  -------  -------  -------    -------
Gain from investment operations:
  Net investment income/(a)/                                       0.67     0.60     0.57     0.59       0.36
  Net realized and unrealized gain on investments                 (0.41)    0.03    (0.37)    0.20       0.25
                                                                -------  -------  -------  -------    -------
  Total gain from investment operations                            0.26     0.63     0.20     0.79       0.61
                                                                -------  -------  -------  -------    -------
Dividends and distributions:
  Dividends from net investment income                            (0.70)   (0.67)   (0.66)   (0.67)     (0.38)
  Distributions from capital gains                                   --       --    (0.03)      --/3/      --
                                                                -------  -------  -------  -------    -------
  Total dividends and distributions                               (0.70)   (0.67)   (0.69)   (0.67)     (0.38)
                                                                -------  -------  -------  -------    -------
Net asset value at end of year                                     9.38     9.82     9.86    10.35      10.23
                                                                -------  -------  -------  -------    -------
Total investment return based on net asset value (%)/(b)/          2.70     6.67     2.08     8.08       6.47

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             189,071  200,905  183,206  166,587    102,701
Ratio of expenses (after reduction) to average net assets          0.80     0.80     0.81     0.89       0.89/2/
Ratio of expenses (before reduction) to average net assets         0.80     0.80     0.81     0.96       1.22/2/
Ratio of net investment income (after reduction) to average net
 assets                                                            6.89     6.17     5.70     5.75       5.69/2/
Portfolio turnover rate                                              99      101       88       72         42


1  Institutional Shares commenced operations on 5/1/03.
2  Annualized.
3  Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                                   BNY Hamilton High Yield Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies (including securities neither guaranteed nor insured by the U.S. government). The Fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages, or portfolios of mortgage pass-through securities that typically are guaranteed by U.S. government agencies, and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

In investing the Fund's assets, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk. In selecting other types of securities for the Fund's portfolio, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors.


Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund's share price would rise by about 5%.


Duration is measured in years, like maturity, but the Advisor (as defined in "Investment Advisor") considers it to be a more accurate gauge of a bond's sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.

BNY Hamilton Intermediate Government Fund

Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities may vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed securities. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying mortgages backing the securities. The amount of market risk associated with mortgage-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-backed securities involve risk of loss of principal if obligors of the underlying mortgages default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgages, including as a


                                      BNY Hamilton Intermediate Government Fund
result of refinancings. When mortgages are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgages. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Intermediate Government Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Intermediate U.S. Government Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Intermediate U.S. Government Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Intermediate U.S. Government Fund, a newly organized fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Intermediate U.S. Government Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to



BNY Hamilton Intermediate Government Fund a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon Intermediate U.S. Government Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Intermediate U.S. Government Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Mortgage-Backed Securities and CMOs

The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages or securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

                                      BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
--------------------------------------------------------------------------
                                    [CHART]


  1998    1999   2000    2001    2002    2003    2004   2005   2006  2007
  -----  ------ ------  ------  ------  ------  ------ ------  ----- -----
  7.49%  -0.73% 11.03%  6.99%   10.39%   1.86%  3.18%   2.51%  3.58% 6.80%


Best Quarter: Q3 '01 +5.21%  Worst Quarter: Q2 '04 -2.20%



              Average annual total returns (%) as of 12/31/07*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes                 6.80   3.57     5.25
              Institutional Shares Return
               After Taxes on
               Distributions                5.04   1.95     3.30
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares                  4.38   2.08     3.29
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  8.47   3.69     5.55


* Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
/1 /The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.
BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.27
            Acquired Fund fees and expenses/(a)/          0.01

            Total annual operating expenses/(b)/          0.78



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.65% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   80     249     433     966


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


                                      BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                          Year Ended December 31,
                                                                -------------------------------------------
Institutional Shares                                              2007     2006     2005     2004     2003
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               9.81     9.94    10.15    10.28    10.51
                                                                -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.42     0.42     0.39     0.37     0.35
  Net realized and unrealized gain (loss) on investments           0.23    (0.08)   (0.14)   (0.05)   (0.16)
                                                                -------  -------  -------  -------  -------
  Total gain from investment operations                            0.65     0.34     0.25     0.32     0.19
Dividends:
  Dividends from net investment income                            (0.47)   (0.47)   (0.46)   (0.45)   (0.42)
                                                                -------  -------  -------  -------  -------
Net asset value at end of year                                     9.99     9.81     9.94    10.15    10.28
                                                                -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/          6.80     3.58     2.51     3.18     1.86

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             106,650  103,686  114,209  111,963  112,584
Ratio of expenses (after reduction) to average net assets          0.65     0.65     0.65     0.72     0.79
Ratio of expenses (before reduction) to average net assets         0.77     0.78     0.78     0.86     0.89
Ratio of net investment income (after reduction) to average net
 assets                                                            4.31     4.27     3.88     3.65     3.39
Portfolio turnover rate                                              57       21       29        8       87


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. These bonds and notes are also exempt from the federal alternative minimum tax. Market conditions, however, may from time to time limit the availability of these obligations. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations whose interest is exempt from federal and New York State and City personal income taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal and/or New York State and/or City personal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features.


Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.


The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

Assets in fixed-income securities, the interest on which is subject to federal income tax, the federal alternative minimum tax, and/or New York State and/or City personal income taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

Because the Fund is considered to be non-diversified, the Fund may invest a significant percentage of its Assets in a single issuer.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt be natural disaster or terrorist attack. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities


BNY Hamilton Intermediate New York Tax-Exempt Fund to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City, along with other New York localities, receives financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

The Fund is non-diversified and may invest more than 5% of its Assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT
FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Intermediate New York Tax-



                             BNY Hamilton Intermediate New York Tax-Exempt Fund

Exempt Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon New York Intermediate Tax-Exempt Bond Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon New York Intermediate Tax-Exempt Bond Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a newly organized fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
About New York Municipal Obligations


The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2007, they collectively have outstanding approximately $210 billion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects.


BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
-----------------------------------------


                                     [CHART]

 1998   1999   2000   2001   2002   2003    2004    2005   2006   2007
------ ------ ------ ------ ------ ------  ------  ------ ------ ------
5.30% -1.35%  8.66%  4.77%  8.79%  3.71%   2.45%   2.01%  3.64%   4.33%


Best Quarter: Q3 '02 +3.94% Worst Quarter: Q2 '99 -1.87%


Average annual total returns (%) as of 12/31/07*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes       4.33   3.22     4.19
Institutional Shares Return After Taxes on
 Distributions                                 4.31   3.19     4.15
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         4.10   3.24     4.11
Lehman 5 Year G.O. Municipal Bond Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  5.12   3.34     4.57


*Assumptions: All dividends and distributions reinvested.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.25

            Total annual operating expenses/(a)(b)/       0.75


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.59% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   77     240     417     930


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                                Year Ended December 31,
                                                                       ----------------------------------------
Institutional Shares                                                    2007     2006     2005    2004    2003
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    10.75   10.74     10.89   11.00   11.02
                                                                       ------  ------    ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                             0.38    0.37      0.35    0.35    0.37
  Net realized and unrealized gain (loss) on investments                 0.07    0.01     (0.14)  (0.08)   0.03
                                                                       ------  ------    ------  ------  ------
  Total gain from investment operations                                  0.45    0.38      0.21    0.27    0.40
Dividends and distributions:
  Dividends from net investment income                                  (0.38)  (0.37)    (0.35)  (0.35)  (0.37)
  Distributions from capital gains                                      (0.01)     --/1/  (0.01)  (0.03)  (0.05)
                                                                       ------  ------    ------  ------  ------
  Total dividends and distributions                                     (0.39)  (0.37)    (0.36)  (0.38)  (0.42)
                                                                       ------  ------    ------  ------  ------
Net asset value at end of year                                          10.81   10.75     10.74   10.89   11.00
                                                                       ------  ------    ------  ------  ------
Total investment return based on net asset value (%)/(b)/                4.33    3.64      2.01    2.45    3.71

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    97,935  94,789    95,160  88,706  72,127
Ratio of expenses (after reduction) to average net assets                0.59    0.59      0.59    0.68    0.79
Ratio of expenses (before reduction) to average net assets               0.75    0.76      0.77    0.85    0.93
Ratio of net investment income (after reduction) to average net assets   3.56    3.46      3.26    3.19    3.39
Portfolio turnover rate                                                    17      13        16      11      10


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
1  Less than $0.01 per share.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features.


Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.


The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its Assets in fixed-income securities, the interest on which is subject to federal income tax and/or the federal alternative minimum tax. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices, or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

BNY Hamilton Intermediate Tax-Exempt Fund

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific


                                      BNY Hamilton Intermediate Tax-Exempt Fund
securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Intermediate Tax-Exempt Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon National Intermediate Municipal Bond Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon National Intermediate Municipal Bond Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon National Intermediate Municipal Bond Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon National Intermediate Municipal Bond Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon National Intermediate Municipal Bond Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton Intermediate Tax-Exempt Fund

--------------------------------------------------------------------------------
About Municipal Obligations



The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


                                      BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
----------------------------------------------------------------------------
                          [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005   2006   2007
------  ------  ------  ------  ------  ------  ------  ------  ----- -----
 5.37%  -2.06%   9.30%   4.58%   9.24%   3.65%   2.23%   1.42%  3.44%  3.92%

Best Quarter: Q2 '02 +4.06%  Worst Quarter: Q2 '99 -2.31%



Average annual total returns (%) as of 12/31/07*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes       3.92   2.93     4.06
Institutional Shares Return After Taxes on
 Distributions                                 3.90   2.81     3.91
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         3.78   2.96     3.96
Lehman 5 Year G.O. Municipal Bond Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  5.12   3.34     4.57


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.19

            Total annual operating expenses/(a)(b)/       0.69


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.79% of the Fund's average daily net assets allocable to Institutional Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   70     221     384     859

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                                      BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                          Year Ended December 31,
                                                                -------------------------------------------
Institutional Shares                                              2007     2006     2005     2004     2003
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               9.85     9.86    10.10    10.28    10.45
                                                                -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.34     0.33     0.32     0.32     0.34
  Net realized and unrealized gain (loss) on investments           0.04     0.01    (0.18)   (0.09)    0.04
                                                                -------  -------  -------  -------  -------
  Total gain from investment operations                            0.38     0.34     0.14     0.23     0.38
Dividends and distributions:
  Dividends from net investment income                            (0.34)   (0.33)   (0.32)   (0.32)   (0.35)
  Distributions from capital gains                                (0.01)   (0.02)   (0.06)   (0.09)   (0.20)
                                                                -------  -------  -------  -------  -------
  Total dividends and distributions                               (0.35)   (0.35)   (0.38)   (0.41)   (0.55)
                                                                -------  -------  -------  -------  -------
Net asset value at end of year                                     9.88     9.85     9.86    10.10    10.28
                                                                -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/          3.92     3.44     1.42     2.23     3.65

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             209,953  216,194  247,252  267,177  277,390
Ratio of expenses (after reduction) to average net assets          0.69     0.69     0.69     0.76     0.79
Ratio of expenses (before reduction) to average net assets         0.69     0.69     0.69     0.77     0.79
Ratio of net investment income (after reduction) to average net
 assets                                                            3.42     3.32     3.21     3.12     3.22
Portfolio turnover rate                                              14       26       41       31       36


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing the local shares of non-U.S. companies, in particular American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.


The Advisor (as defined in "Investment Advisor") will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold ADRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the Fund will invest in at least 10 different countries. As of February 29, 2008, the MSCI EAFE Index included companies with market capitalizations of approximately $126.0 million to $207.0 billion. The Fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments. The Fund may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in U.S. cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the

                                         BNY Hamilton International Equity Fund
main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political ,economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S.

The Fund may invest in DRs issued as part of an unsponsored program where a depositary issues the DRs without a formal agreement with the company that issues the underlying securities. Unsponsored ADRs may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored DRs.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have sponsored or unsponsored DR programs but that might otherwise be attractive investments for the Fund.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral


BNY Hamilton International Equity Fund
is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERNATIONAL EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton International Equity Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon International Appreciation Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon International Appreciation Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon International Appreciation Fund, a newly organized fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon International Appreciation Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon International Appreciation Fund. If the Agreement is approved by Fund shareholders and certain other



                                         BNY Hamilton International Equity Fund
conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon International Appreciation Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., adding international funds to a shareholder's portfolio may offer investors greater diversification than if they invested in a purely domestic portfolio. International markets have been experiencing many of the same dynamics that drove U.S. stock growth in the 1990s, which may include the following:

.. corporate restructurings

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition has spurred many companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

BNY Hamilton International Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
-------------------------------------------------------------------------------
                                  [CHART]

1998    1999    2000      2001     2002    2003    2004    2005   2006    2007
------ ------  -------  -------  -------  ------  ------  ------  -----  ------
20.84%  43.45% -23.99%   -25.20% -21.07%   35.13%  15.85%  13.14% 24.68% 9.79%

Best Quarter: Q4 '99 +29.58%  Worst Quarter: Q3 '02 -18.94%



Average annual total returns (%) as of 12/31/07*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes       9.79   19.38    6.55
Institutional Shares Return After Taxes on
 Distributions                                 8.90   18.75    6.01
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         6.36   16.77    5.48
MSCI EAFE Index (reflects no deduction for
 fees, expenses or taxes)/1/                  11.62   22.09    9.04



* Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1 /The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.



                                         BNY Hamilton International Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------

            Shareholder Fees (fees paid directly from
             your investment)
            -------------------------------------------------------
            Redemption Fee on shares held 30 days or
             fewer (as a % of amount redeemed or
             exchanged)                                   2.00*

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.19

            Total annual operating expenses/(a)/          0.69


* The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See "Making Exchanges/Redeeming Shares--Redemption Fees."
(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various period, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   70     221     384     859


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                        Year Ended December 31,
                                                              -------------------------------------------
Institutional Shares                                            2007     2006     2005     2004     2003
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                            15.46    12.62    11.32     9.89     7.38
                                                              -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                     0.41     0.30     0.20     0.14     0.10
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                 1.10     2.81     1.29     1.42     2.49
                                                              -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                   1.51     3.11     1.49     1.56     2.59
Dividends:
  Dividends from net investment income                          (0.39)   (0.27)   (0.19)   (0.13)   (0.08)
                                                              -------  -------  -------  -------  -------
Net asset value at end of year                                  16.58    15.46    12.62    11.32     9.89
                                                              -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/        9.79    24.68    13.14    15.85    35.13

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           545,392  456,316  308,769  219,404  144,908
Ratio of expenses to average net assets                          0.69     0.68     0.84     1.08     1.31
Ratio of net investment income to average net assets             2.45     2.14     1.71     1.37     1.24
Portfolio turnover rate                                            11       15       11       31      101


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                         BNY Hamilton International Equity Fund

BNY HAMILTON

 LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in large, established companies that the Advisor (as defined in "Investment Advisor") believes have proven track records and the potential for superior relative earnings growth.

The Fund's investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

.. potential for above average earnings and revenue growth;

.. sustainable competitive advantage;

.. strong or improving financial condition; and

.. earnings power that is either unrecognized or underestimated.

The Fund's portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The

BNY Hamilton Large Cap Equity Fund

Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indice or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is


                                             BNY Hamilton Large Cap Equity Fund
important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Equity Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Equity Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Equity Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Equity Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Equity Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Equity Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Equity Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton Large Cap Equity Fund

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Equity Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
-------------------------------------------------------------------------------
                                    [CHART]

  1998    1999    2000    2001    2002    2003    2004    2005    2006   2007
 ------  ------  ------  ------  ------  ------  ------  ------  -----  ------
 13.18%  14.51%  6.56%   -14.82% -18.05% 22.17%  9.35%   6.42%   16.43%  11.27%

Best Quarter: Q4 '99 +13.74%  Worst Quarter: Q3 '02 -12.87%




Average annual total returns (%) as of 12/31/07*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes      11.27   12.99    5.91
Institutional Shares Return After Taxes on
 Distributions                                 9.26   11.70    4.34
Institutional Shares Return After Taxes on
 Distributions and Sales of Fund Shares        8.83   10.86    4.41
S&P 500(R) Index (reflects no deduction for
 fees, expenses or taxes)/1/                   5.49   12.83    5.91


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.60
            Distribution (12b-1) fees                     None
            Other expenses                                0.19

            Total annual operating expenses/(a)/          0.79


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   81     252     439     978


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                                             BNY Hamilton Large Cap Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                    Year Ended December 31,
                                                          -------------------------------------------
Institutional Shares                                        2007     2006     2005     2004     2003
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        14.46    13.38    13.26    12.37    10.34
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income)/(a)/                                0.14     0.13     0.13     0.28     0.26
  Net realized and unrealized gain (loss) on investments     1.49     2.05     0.72     0.86     2.00
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               1.63     2.18     0.85     1.14     2.26
Dividends and distributions:
  Dividends from net investment income                      (0.14)   (0.12)   (0.18)   (0.25)   (0.23)
  Distributions from capital gains                          (1.29)   (0.98)   (0.55)      --       --
                                                          -------  -------  -------  -------  -------
  Total dividends and distributions                         (1.43)   (1.10)   (0.73)   (0.25)   (0.23)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                              14.66    14.46    13.38    13.26    12.37
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/   11.27    16.43     6.42     9.35    22.17

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       401,002  385,132  360,168  343,346  347,684
Ratio of expenses to average net assets                      0.79     0.78     0.79     0.85     0.91
Ratio of net investment income to average net assets         0.94     0.93     0.99     2.24     2.36
Portfolio turnover rate                                        66       53       52       40       24


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Equity Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual stock selection, rather than industry allocation, is the Advisor's (as defined in "Investment Advisor") primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

.. potential for above-average, accelerating earnings or revenue growth;

.. favorable market positions;

.. improving operating efficiencies; and

.. increasing earnings per share (EPS).

The Fund's portfolio generally includes large-capitalization stocks of 40 to 80 companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in large-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other

                                             BNY Hamilton Large Cap Growth Fund
types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio


BNY Hamilton Large Cap Growth Fund
manager's investment strategies or choice or specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP GROWTH FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Growth Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Growth Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Growth Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Growth Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Growth Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Growth Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Growth Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



                                             BNY Hamilton Large Cap Growth Fund

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
-------------------------------------------------------------------------------
                               [CHART]

 1998    1999    2000    2001     2002    2003    2004    2005   2006    2007
------  ------  ------  -------  ------  ------  ------  ------  ----   ------
 23.69%  37.13%  -1.99% -24.49%  -23.26% 22.99%  3.63%   0.07%   6.29%   18.18%

Best Quarter: Q4 '99 +24.40%  Worst Quarter: Q1 '01 -19.83%



Average annual total returns (%) as of 12/31/07*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes      18.18    9.89    4.44
Institutional Shares Return After Taxes on
 Distributions                                16.15    8.35    3.00
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares        14.03    8.22    3.43
Russell 1000(R) Growth Index (reflects no
 deduction for fees, expenses or taxes)/1/    11.82   12.11    3.83


* Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1 /The Russell 1000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 1000(R) Index with a greater than average growth orientation.

                                             BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.60
            Distribution (12b-1) fees                     None
            Other expenses                                0.25

            Total annual operating expenses/(a)/          0.85


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   87     271     471    1,049


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                    Year Ended December 31,
                                                          -------------------------------------------
Institutional Shares                                        2007     2006     2005     2004     2003
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         7.72     7.73     9.60     9.50     7.78
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                 0.03     0.02     0.02     0.09     0.07
  Net realized and unrealized gain (loss) on investments     1.37     0.45    (0.02)    0.25     1.71
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               1.40     0.47     0.00     0.34     1.78
Dividends and distributions:
  Dividends from net investment income                      (0.03)   (0.03)   (0.02)   (0.09)   (0.06)
  Distributions from capital gains                          (0.89)   (0.45)   (1.85)   (0.15)      --
                                                          -------  -------  -------  -------  -------
  Total dividends and distributions                         (0.92)   (0.48)   (1.87)   (0.24)   (0.06)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               8.20     7.72     7.73     9.60     9.50
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/   18.18     6.29     0.07     3.63    22.99

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       138,729  143,479  205,786  336,716  348,188
Ratio of expenses to average net assets                      0.85     0.84     0.82     0.85     0.90
Ratio of net investment income to average net assets         0.34     0.30     0.19     0.91     0.77
Portfolio turnover rate                                        52       51      101       90       20


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                             BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


In choosing stocks, The Fund's portfolio managers focus on individual stock selection (a "bottom-up" approach) rather than forecasting stock market trends (a "top-down" approach), and look for value companies. A three-step value screening process is used to select stocks:

.. Value: quantitative screens track traditional measures such as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales ratios; these ratios are analyzed and compared against the market

.. Sound business fundamentals: a company's balance sheet and income statement data are examined to determine the company's financial history and outlook

.. Positive business momentum or a catalyst: a catalyst is often identified in the investment thesis which can be the initial trigger for an improving stock price

The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers' expectations.


The Fund's portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.


Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest up to 20% of its Assets in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended

BNY Hamilton Large Cap Value Fund
to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.


Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.


Since the emphasis of the Fund is on value stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

If issuers of stocks in the Fund's portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;


                                              BNY Hamilton Large Cap Value Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP VALUE FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Value Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Value Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Value Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Value Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Value Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Value Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier



BNY Hamilton Large Cap Value Fund

Large Cap Value Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.



The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.


                                              BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
------------------------------------------------------------
                [CHART]

 2001     2002    2003    2004    2005    2006    2007
------   ------  ------  ------  ------  ------  ------
-6.87%  -11.31%  28.72%   9.21%  8.74%   15.84%   7.07%

Best Quarter: Q4 '01 +14.11%   Worst Quarter: Q3 '01 -16.54%



Average annual total returns (%) as of 12/31/07*
-------------------------------------------------------------------------

                                                                Since
                                                              Inception
                                              1 Year 5 Years (4/28/00)/2/
-------------------------------------------------------------------------
Institutional Shares Return Before Taxes       7.07   13.65     5.76
Institutional Shares Return After Taxes on
 Distributions                                 4.95   12.32     4.79
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         5.88   11.43     4.56
S&P 500(R) Index (reflects no deduction for
 fees, expenses or taxes)/1/                   5.49   12.83     1.83


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
/2/ The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.60
            Distribution (12b-1) fees                     None
            Other expenses                                0.19

            Total annual operating expenses/(a)(b)/       0.79


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.80% of the Fund's average daily net assets allocable to Institutional Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   81     252     439     978


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


                                              BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                      Year Ended December 31,
                                                            -------------------------------------------
Institutional Shares                                          2007     2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          11.81    11.19    10.76    10.01     7.86
                                                            -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                   0.28     0.21     0.18     0.18     0.11
  Net realized and unrealized gain (loss) on investments       0.56     1.54     0.76     0.73     2.14
                                                            -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                 0.84     1.75     0.94     0.91     2.25
Dividends and distributions:
  Dividends from investment income                            (0.29)   (0.21)   (0.17)   (0.16)   (0.10)
  Distributions from capital gains                            (0.85)   (0.92)   (0.34)      --       --
                                                            -------  -------  -------  -------  -------
Total dividends and distributions                             (1.14)   (1.13)   (0.51)   (0.16)   (0.10)
                                                            -------  -------  -------  -------  -------
Net asset value at end of year                                11.51    11.81    11.19    10.76    10.01
                                                            -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/      7.07    15.84     8.74     9.21    28.72

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         329,281  361,395  310,927  236,631  129,318
Ratio of expenses (after reduction) to average net assets      0.79     0.78     0.80     0.80     0.80
Ratio of expenses (before reduction) to average net assets     0.79     0.78     0.81     0.91     1.10
Ratio of net investment income (after reduction) to average
 net assets                                                    2.31     1.76     1.59     1.73     1.22
Portfolio turnover rate                                          34       59       43       37       12


(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND

Institutional Shares of this Fund are not open to investment at the present time. This Prospectus will be revised or supplemented at such time as the Institutional Shares are offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues flexible long-term investment policies in an attempt to emphasize companies with strong balance sheets and growth potential, i.e., companies Gannett Welsh & Kotler, LLC ("GW&K" or the "Sub-Advisor"), the Fund's sub-advisor, believes are in industries or markets that are expanding or have business lines that demonstrate potential for growth in sales and earnings or cash flow. The Sub-Advisor selects companies that it expects to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The Sub-Advisor uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies that the Sub-Advisor believes are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund may also purchase securities that the Sub-Advisor believes are undervalued or attractively valued. The Sub-Advisor assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Russell 3000(R) Index.

In addition to seeking capital appreciation, the Fund seeks to achieve current income by investing in securities with a history of paying dividends. The Fund may also buy securities that do not have a history of paying dividends but are believed to offer prospects for capital growth or future income, based upon the Sub-Advisor's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The Sub-Advisor intends to assemble a portfolio of securities diversified as to companies and industries. The Sub-Advisor expects that each economic sector within the Russell 3000(R) Index will be represented in the Fund's portfolio. The Sub-Advisor may consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

                                             BNY Hamilton Multi-Cap Equity Fund

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Various factors may lead the Sub-Advisor to consider selling a particular security, such as a significant change in the relevant company's senior management or its products, a deterioration in its fundamental characteristics, or if the Sub-Advisor believes the security has become overvalued.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

While the emphasis of the Fund is on growth stocks, many Fund holdings represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

If issuers of stocks in the Fund's portfolio reduce or eliminate their dividend payments, the Fund will generate less income.


BNY Hamilton Multi-Cap Equity Fund

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                             BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Because the Institutional Shares of the Fund have not been offered as of the date of this Prospectus, performance figures provided in the bar chart and table below are based on the performance of the Fund's Class A Shares (formerly Investor Shares), which are offered through a different prospectus. The bar chart shows performance of the Fund's Class A Shares, but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares of the Fund. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. Institutional Shares of the Fund will be invested in the same portfolio of securities as Class A Shares and will have substantially similar annual returns as those set forth in the bar chart and table. Performance of Institutional Shares, however, will differ from the performance of Class A Shares due to differences in expenses between those classes.


The Fund is the successor to the GW&K Equity Fund, which was a series of the registered investment company, the Gannet Welsh & Kotler Funds, that had an investment objective and policies, guidelines, and restrictions substantially similar to those of the Fund. The Fund commenced operations on 10/7/02 in connection with the consummation of the reorganization of the GW&K Equity Fund into the Fund. Performance information shown in the bar chart and table for Class A Shares for periods prior to 10/7/02 is based on the performance of the GW&K Equity Fund and reflects the GW&K Equity Fund's total net annual operating expenses, which, due to similar investment adviser expense limitation arrangements in place for the GW&K Equity Fund and the Fund, have historically been the same as those of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
--------------------------------------------------------------------------------
                                            [CHART]

  1998    1999    2000    2001    2002     2003    2004    2005    2006  2007
 ------  ------  ------  ------- -------  ------  ------  ------  -----  ------
  17.68%  31.29%  12.83% -19.62% -27.55%  31.50%   11.72%  7.59%  11.76% 1.59%

Best Quarter: Q4 '99 +24.53%  Worst Quarter: Q3 '02 -21.54%



BNY Hamilton Multi-Cap Equity Fund

            Average annual total returns (%) as of 12/31/07*
            -------------------------------------------------------
                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Class A Shares Return Before
             Taxes                          -3.74   11.20    5.61
            Class A Shares Return After
             Taxes on Distributions         -5.80   10.56    4.97
            Class A Shares Return After
             Taxes on Distributions and
             Sale of Fund Shares            -0.10    9.65    4.74
            Russell 3000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/1/           5.13   13.63    6.22


* Assumptions: All dividends and distributions are reinvested.

FEES AND EXPENSES
The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.75
            Distribution (12b-1 fees)                     None
            Other expenses                                0.27

            Total annual operating expenses/(a)(b)/       1.02


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 1.00% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                      Expenses on a $10,000 investment* ($)
                      -------------------------------------

                                             1 Year 3 Years
                      -------------------------------------
                      Institutional Shares    104     325


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


FINANCIAL HIGHLIGHTS

Because Institutional Shares of the Fund had not yet been offered as of the fiscal year ended December 31, 2007, there are no financial highlights for the Institutional Shares of the Fund.





--------------------------------------------------------------------------------
/1/ The Russell 3000(R) Index is an unmanaged index which represents the 3,000 largest U.S. companies.

                                             BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 MUNICIPAL ENHANCED YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. "Assets" means net assets plus the amount of borrowings for investment purposes. Up to 50% of the Fund's Assets may be invested in securities that are subject to the federal alternative minimum tax.

The Fund typically invests in a diversified portfolio of municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be subject to the investment limits described elsewhere in this section for obligations subject to federal income tax (20% of the Fund's Assets) and obligations subject to the federal alternative minimum tax (50% of the Fund's Assets).

The Fund may invest up to 35% of its Assets in unrated securities. The Fund may invest up to 50% of its assets in unrated securities and high yield securities. High yield securities (commonly known as "junk bonds") are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated but determined by Gannett Welsh & Kotler, LLC ("GW&K" or the "Sub-Advisor") to be of comparable credit quality). However, the Sub-Advisor normally expects that the average credit rating of the Fund's portfolio will be Baa/BBB.

The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The Fund's average weighted portfolio maturity and duration will vary from time to time depending on the Sub-Advisor's views on the direction of interest rates.

The Sub-Advisor uses a research-driven process based on knowledge of creditworthiness and market availability in selecting bonds. Although the Fund seeks to be diversified by geography and sector, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. In particular, presently, a

BNY Hamilton Municipal Enhanced Yield Fund significant portion of the Baa/BBB municipal security universe is composed of hospital bonds. Accordingly, hospital bonds currently comprise a significant portion of the Fund's portfolio.

The Fund normally expects to be fully invested in securities, the interest on which is exempt from federal income tax, but may invest up to 20% of its Assets in fixed-income securities, the interest on which is subject to federal income tax.

Within limits, the Fund also may use certain derivatives (e.g., futures, options), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. government or its agencies. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market.

To the extent the Fund invests a significant portion of its assets in a particular sector or state or region, it may be particularly vulnerable to economic, political and other events affecting that sector, state, or region. In particular, because a significant portion of the Fund's portfolio currently consists of hospital bonds, the Fund is subject to certain unique risks of the hospital sector. The hospital sector is subject to extensive government regulation, and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and an increased emphasis on outpatient services. In addition, changes in the financial condition of an

                                     BNY Hamilton Municipal Enhanced Yield Fund
individual municipal issuer can affect the overall municipal market.

High yield bonds or "junk bonds" in which the Fund may invest are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor or Sub-Advisor and subject the Fund to higher management risk than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations



The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


BNY Hamilton Municipal Enhanced Yield Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
----------------------------------------------------------
                                    [CHART]

   2006      2007
  ------   --------
   7.37%    -4.92%

Best Quarter: Q3 '06 +4.60%   Worst Quarter: Q4 '07 -2.91%



Average annual total returns (%) as of
12/31/07*
------------------------------------------------------------------

                                                        Since
                                                      Inception
                                              1 Year (12/30/05)/2/
------------------------------------------------------------------
Institutional Shares Return Before Taxes      -4.92      1.04
Institutional Shares Return After Taxes on
 Distributions                                -6.47     -0.46
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares        -3.17      0.05
Lehman Brothers U.S. Municipal Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  3.36      4.10


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers U.S. Municipal Index is an unmanaged index of U.S.
    municipal fixed income securities.
/2/ The Fund commenced operations on 12/30/05. Index comparisons begin on 12/30/05.

                                     BNY Hamilton Municipal Enhanced Yield Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------

            Shareholder Fees (fees paid directly from
             your investment)                             None
            -------------------------------------------------------

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1 fees)                     None
            Other expenses                                1.26
            Acquired Fund fees and expenses/(a)/          0.01

            Total annual operating expenses/(b)/          1.77



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.

(b)The Advisor (as defined in "Investment Advisor") has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.79% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  180     557     959    2,084


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Municipal Enhanced Yield Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statement, is included in the annual report, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                     For the Period
                                                                                      December 30,
                                                                                         2005*
                                                                        Year Ended      Through
                                                                       December 31,   December 31,
                                                                       ------------       2005
Institutional Shares                                                    2007   2006  --------------
-------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                 10.33  10.00      10.00
                                                                       -----  -----  --------------
Gain (Loss) from investment operations:
  Net investment income/(a)/                                            0.42   0.38         --
  Net realized and unrealized gain (loss) on investments               (0.91)  0.33         --
                                                                       -----  -----  --------------
  Total gain (loss) from investment operations                         (0.49)  0.71         --
Dividends and distributions:
  Dividends from net investment income                                 (0.42) (0.38)        --
  Distributions from capital gains                                     (0.05)    --         --
                                                                       -----  -----  --------------
  Total dividends and distributions                                    (0.47) (0.38)        --
                                                                       -----  -----  --------------
Net asset value at end of year                                          9.37  10.33      10.00
                                                                       -----  -----  --------------
Total investment return based on net asset value (%)/(b)/              (4.92)  7.37         --

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    7,959  7,357         --/(1)/
Ratio of expenses (after reduction) to average net assets               0.79   0.79         --
Ratio of expenses (before reduction) to average net assets              1.76   2.34         --
Ratio of net investment income (after reduction) to average net assets  4.18   3.96         --
Portfolio turnover rate                                                   61     68         --


*  Commencement of offering of shares.


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(1)Less than $1,000.

                                     BNY Hamilton Municipal Enhanced Yield Fund

BNY HAMILTON

 S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)"). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its Assets (as defined below) in stocks that comprise the S&P 500(R). As of February 29, 2008, the S&P 500(R) included companies with market capitalizations of approximately $721.0 million to $482.6 billion. The Advisor (as defined in "Investment Advisor") uses a full replication approach, in which all stocks in the S&P 500(R) generally are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the S&P 500(R), its performance cannot exactly match the index because the Fund incurs operating expenses. The S&P 500(R) is an unmanaged group of common stocks, and therefore does not have these expenses.


The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition. The S&P 500(R) is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the index.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

BNY Hamilton S&P 500 Index Fund

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or the S&P 500(R) and/or could lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON S&P 500 INDEX FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton S&P 500 Index Fund (the "Fund") unanimously approved an Agreement and



                                                BNY Hamilton S&P 500 Index Fund

Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus BASIC S&P 500 Stock Index Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus BASIC S&P 500 Stock Index Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus BASIC S&P 500 Stock Index Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus BASIC S&P 500 Stock Index Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus BASIC S&P 500 Stock Index Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



 BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



Institutional Shares annual total returns
(%) as of 12/31/07
-----------------------------------------------------------
                                    [CHART]

 2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  -----   ------
-12.44% -22.43%  28.17%  10.46%  4.57%  15.45%   5.05%

Best Quarter: Q2 '03 +15.30%  Worst Quarter: Q3 '02 -17.35%



             Average annual total returns (%) as of 12/31/07*
             ------------------------------------------------------

                                                          Since
                                                        Inception
                                        1 Year 5 Years (4/28/00)/2/
             ------------------------------------------------------
             Institutional Shares
              Return Before Taxes        5.05   12.42     1.41
             Institutional Shares
              Return After Taxes on
              Distributions              3.74   11.36     0.62
             Institutional Shares
              Return After Taxes on
              Distributions and Sale
              of Fund Shares             4.14   10.45     0.85
             S&P 500(R) Index (reflects
              no deduction for fees,
              expenses or taxes)/1/      5.49   12.83     1.83


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
/2/ The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

                                               BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out-of-pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.20
            Distribution (12b-1) fees                     None
            Other expenses                                0.26

            Total annual operating expenses/(a)(b)/       0.46


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.35% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   47     148     258     579


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


 BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                          Year Ended December 31,
                                                                ------------------------------------------
Institutional Shares                                              2007     2006     2005     2004    2003
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               8.81     7.97     8.25     7.59    6.00
                                                                -------  -------  -------  -------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.16     0.14     0.13     0.13    0.10
  Net realized and unrealized gain (loss) on investments           0.29     1.07     0.25     0.66    1.58
                                                                -------  -------  -------  -------  ------
  Total gain (loss) from investment operations                     0.45     1.21     0.38     0.79    1.68
Dividends and distributions:
  Dividends from net investment income                            (0.16)   (0.13)   (0.12)   (0.13)  (0.09)
  Distributions from capital gains                                (0.38)   (0.24)   (0.54)      --      --
                                                                -------  -------  -------  -------  ------
  Total dividends and distributions                               (0.54)   (0.37)   (0.66)   (0.13)  (0.09)
                                                                -------  -------  -------  -------  ------
Net asset value at end of year                                     8.72     8.81     7.97     8.25    7.59
                                                                -------  -------  -------  -------  ------
Total investment return based on net asset value (%)/(b)/          5.05    15.45     4.57    10.46   28.17

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             128,666  141,179  131,541  119,104  92,237
Ratio of expenses (after reduction) to average net assets          0.35     0.35     0.35     0.35    0.35
Ratio of expenses (before reduction) to average net assets         0.45     0.46     0.50     0.65    0.82
Ratio of net investment income (after reduction) to average net
 assets                                                            1.77     1.64     1.54     1.70    1.44
Portfolio turnover rate                                               5       11       49       17      40


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               BNY Hamilton S&P 500 Index Fund

BNY HAMILTON

 SMALL CAP CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


Individual security selection is the primary investment focus of Gannett Welsh & Kotler LLC ("GW&K" or the "Sub-Advisor"), the Fund's sub-advisor, rather than industry allocation. The Sub-Advisor considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range of the Russell 2000(R) Index immediately following the Index's most recent rebalancing. As of its most recent rebalancing, February 29, 2008, the Russell 2000(R) Index included companies with market capitalizations of approximately $24.6 million to $6.9 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used in an attempt to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used in an attempt to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.


The Sub-Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper or lower range used by the Russell 2000(R) Index. The Fund's investment allocations to value and growth stocks may vary over time.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy). "Assets" means net assets plus the amount of borrowing for investment purposes.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of

 BNY Hamilton Small Cap Core Equity Fund
investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other. The Fund invests in both growth and value stocks. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

                                       BNY Hamilton Small Cap Core Equity Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.


There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON SMALL CAP CORE EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Small Cap Core Equity Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Small Cap Stock Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Small Cap Stock Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Small Cap Stock Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Small Cap Stock Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Small



 BNY Hamilton Small Cap Core Equity Fund

Cap Stock Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.



The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Characteristics of Investing in Small-Cap Companies

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They potentially can grow to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

                                       BNY Hamilton Small Cap Core Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
----------------------------------------------------------
                                    [CHART]

  2006     2007
 ------   ------
  11.01%   4.90%

Best Quarter: Q1 '06 +11.93%  Worst Quarter: Q2 '06 -5.77%




Average annual total returns (%) as of
12/31/07*
----------------------------------------------------------------

                                                       Since
                                                     Inception
                                              1 Year (3/2/05)/2/
----------------------------------------------------------------
Institutional Shares Return Before Taxes       4.90     9.66
Institutional Shares Return After Taxes on
 Distributions                                 3.27     8.98
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         4.73     8.18
Russell 2000(R) Index (reflects no deduction
 for fees, expenses or taxes)/1/              -1.55     8.19


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1/ The Russell 2000(R) Index is an unmanaged index of small U.S. companies.
/2/ The Fund commenced operations on 3/2/05. Index comparisons begin on 3/2/05.

 BNY Hamilton Small Cap Core Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.75
            Distribution (12b-1 fees)                     None
            Other expenses                                0.25
            Acquired Fund fees and expenses/(a)/          0.04

            Total annual operating expenses/(b)/          1.04


(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 1.00% of the Fund's average daily net assets allocable to Institutional Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  106     331     574    1,271


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                                       BNY Hamilton Small Cap Core Equity Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the period March 2, 2005 through December 31, 2005, and the years ended December 31, 2006 and 2007, has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statement, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                                         For the period
                                                                                         March 2, 2005*
                                                                          Year Ended        Through
                                                                         December 31,     December 31,
                                                                       ----------------       2005
Institutional Shares                                                     2007     2006   --------------
-----------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   12.26    11.15       10.00
                                                                       -------  -------  --------------
Gain from investment operations:
  Net investment income/(a)/                                              0.06     0.04        0.01
  Net realized and unrealized gain on investments                         0.57     1.19        1.15
                                                                       -------  -------  --------------
  Total gain from investment operations                                   0.63     1.23        1.16
Dividends and distributions:
  Dividends from net investment income                                   (0.04)   (0.04)      (0.01)
  Distributions from capital gains                                       (1.07)   (0.08)         --
                                                                       -------  -------  --------------
  Total dividends and distributions                                      (1.11)   (0.12)      (0.01)
                                                                       -------  -------  --------------
Net asset value at end of year                                           11.78    12.26       11.15
                                                                       -------  -------  --------------
Total investment return based on net asset value (%)/(b)/                 4.90    11.01       11.55

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    191,255  193,983     108,758
Ratio of expenses (after reduction) to average net assets                 1.00     1.00        1.00**
Ratio of expenses (before reduction) to average net assets                1.00     1.00        1.21**
Ratio of net investment income (after reduction) to average net assets    0.46     0.32        0.11**
Portfolio turnover rate                                                     36       26          12


*  Commencement of offering of shares.
** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

 BNY Hamilton Small Cap Core Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


Individual security selection is the Advisor's (as defined in "Investment Advisor") primary investment focus, rather than industry allocation. The Advisor considers small-capitalization companies to be those whose market capitalizations are between $100 million and $3 billion, and companies that are represented in the S&P SmallCap 600 Index (without regard to their market capitalization). Within the universe of small-capitalization companies, the Fund targets those that the Advisor believes have had above-average earnings growth and that have exceeded market expectations. As of February 29, 2008, the S&P SmallCap 600 Index included companies with market capitalizations of approximately $64.0 million to $5.2 billion. The Fund emphasizes companies in this group that the Advisor believes are strong in niche markets, and thus exert more control over the pricing and supply in their markets. The Advisor seeks companies that it believes will achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that the Advisor believes may suggest growth include, among others:


.. expanded operations;

.. new products or technologies;

.. new distribution channels;

.. generally favorable industry conditions; and

.. revitalized company management.


The Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $3 billion.


Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the

                                            BNY Hamilton Small Cap Growth Fund
main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

 BNY Hamilton Small Cap Growth Fund

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON SMALL CAP GROWTH FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Small Cap Growth Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Small Cap Stock Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Small Cap Stock Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Small Cap Stock Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Small Cap Stock Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Small Cap Stock Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration



                                            BNY Hamilton Small Cap Growth Fund
statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.



The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow potentially to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

 BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
-----------------------------------------------------------------------------
                             [CHART]

1998    1999    2000    2001    2002     2003    2004    2005    2006  2007
-----  ------  ------  ------  -------  ------  ------  ------  -----  -----
7.89%  97.22%  -1.41%  -11.69% -22.12%  37.73%  5.59%  -2.62%   8.53%  13.36%

Best Quarter: Q4 '99 +54.82%  Worst Quarter: Q3 '01 -20.79%



Average annual total returns (%) as of 12/31/07*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes      13.36   11.74    9.66
Institutional Shares Return After Taxes on
 Distributions                                11.49   10.59    8.15
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares        10.02   10.05    8.00
Russell 2000(R) Growth Index (reflects no
 deduction for fees, expenses or taxes)/1/    7.03    16.49    4.31
S&P SmallCap 600 Index (reflects no
 deduction for fees, expenses or taxes)/2/    -0.30   16.04    9.03


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1 /The Russell 2000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 2000(R) Index with a greater than average growth orientation.

/2/ The S&P SmallCap 600 Index is an unmanaged index which is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation.


                                            BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.75
            Distribution (12b-1) fees                     None
            Other expenses                                0.30

            Total annual operating expenses/(a)/          1.05


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  107     334     579    1,283


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.



 BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                   Year Ended December 31,
                                                          -----------------------------------------
Institutional Shares                                      2007    2006      2005     2004     2003
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        14.36   14.79   15.54    15.63    11.89
                                                          ------- ------- -------  -------  -------
Gain (loss) from investment operations:
  Net investment loss/(a)/                                 (0.06)  (0.10)   (0.10)   (0.10)   (0.07)
  Net realized and unrealized gain (loss) on investments     2.00    1.32   (0.30)    0.93     4.53
                                                          ------- ------- -------  -------  -------
  Total gain (loss) from investment operations               1.94    1.22   (0.40)    0.83     4.46
Distributions:
  Distributions from capital gains                         (1.31)  (1.65)   (0.35)   (0.92)   (0.72)
                                                          ------- ------- -------  -------  -------
Net asset value at end of year                              14.99   14.36   14.79    15.54    15.63
                                                          ------- ------- -------  -------  -------
Total investment return based on net asset value (%)/(b)/   13.36    8.53   (2.62)    5.59    37.73

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       101,686 133,040 555,298  731,151  456,239
Ratio of expenses to average net assets                      1.05    0.95    0.91     0.98     1.06
Ratio of net investment loss to average net assets         (0.37)  (0.65)   (0.65)   (0.63)   (0.55)
Portfolio turnover rate                                        89     127      77       67       42


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                            BNY Hamilton Small Cap Growth Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the Lehman Bond Index as closely as possible. Through the use of portfolio sampling, the Fund is substantially invested in bonds that comprise the Lehman Bond Index and invests at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the Lehman Bond Index, its performance cannot exactly match the index because the Fund incurs operating expenses. The Lehman Bond Index is an unmanaged index of bonds, and therefore does not have these expenses.


The Lehman Bond Index is a broad-based index that covers the U.S. investment-grade fixed-rate bond market and is comprised of investment-grade U.S. government and government agency bonds, corporate bonds, mortgage-backed bonds (including mortgage-backed securities issued or guaranteed by U.S. government agencies and mortgage-backed securities issued by private issuers) and asset-backed bonds. These bonds are denominated in U.S. dollars, and, in general, have remaining maturities (an average life calculation is used in the case of certain mortgage-backed and asset-backed securities) of at least one year. Investment-grade securities included in the Lehman Bond Index are securities rated Baa3/BBB- or above using the middle rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch, Inc. ("Fitch"), respectively. As of February 29, 2008, the average maturity of securities in the Lehman Bond Index was 6.97 years, and the credit quality of securities in the Index ranged from AAA+ to BBB- (by S&P) and from Aaa+ to Baa- (by Moody's). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.


MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

 BNY Hamilton U.S. Bond Market Index Fund

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                      BNY Hamilton U.S. Bond Market Index Fund

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON U.S. BOND MARKET INDEX FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton U.S. Bond Market Index Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Bond Market Index Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Bond Market Index Fund will be managed using substantially the same investment program as the current Fund.



To effect the Proposed Transaction, The Dreyfus Bond Market Index Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Bond Market Index Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Bond Market Index Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



 BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/07
-----------------------------------------------------------
                                    [CHART]

 2001    2002    2003    2004    2005     2006    2007
------  ------  ------  ------  ------   ------  ------
 8.07%   9.95%   3.69%   4.25%   2.10%    4.03%   6.81%

 Best Quarter: Q3 '02 +4.73%  Worst Quarter: Q2 '04 -2.49%




Average annual total returns (%) as of 12/31/07*
-------------------------------------------------------------------------

                                                                Since
                                                              Inception
                                              1 Year 5 Years (4/28/00)/2/
-------------------------------------------------------------------------
Institutional Shares Return Before Taxes       6.81   4.16      6.26
Institutional Shares Return After Taxes on
 Distributions                                 4.87   2.38      4.14
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         4.38   2.50      4.08
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  6.97   4.43      6.55


* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.
/2/ The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

                                      BNY Hamilton U.S. Bond Market Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or other out-of-pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.20
            Distribution (12b-1) fees                     None
            Other expenses                                0.32

            Total annual operating expenses/(a)(b)/       0.52


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.35% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   53     167     291     653


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


 BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                          Year Ended December 31,
                                                                ------------------------------------------
Institutional Shares                                              2007    2006    2005     2004      2003
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              10.26   10.38   10.66   10.74      10.87
                                                                -------  ------  ------  ------    -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.50    0.47    0.43    0.42       0.38
  Net realized and unrealized gain (loss) on investments           0.18   (0.07)  (0.21)   0.02       0.01
                                                                -------  ------  ------  ------    -------
  Total gain from investment operations                            0.68    0.40    0.22    0.44       0.39
Dividends and distributions:
  Dividends from net investment income                            (0.54)  (0.52)  (0.50)  (0.52)     (0.51)
  Distributions from capital gains                                   --      --      --      --/1/   (0.01)
                                                                -------  ------  ------  ------    -------
  Total dividends and distributions                               (0.54)  (0.52)  (0.50)  (0.52)     (0.52)
                                                                -------  ------  ------  ------    -------
Net asset value at end of year                                    10.40   10.26   10.38   10.66      10.74
                                                                -------  ------  ------  ------    -------
Total investment return based on net asset value (%)/(b)/          6.81    4.03    2.10    4.25       3.69

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             101,587  85,871  90,402  93,791    149,107
Ratio of expenses (after reduction) to average net assets          0.35    0.35    0.35    0.35       0.35
Ratio of expenses (before reduction) to average net assets         0.52    0.53    0.54    0.61       0.62
Ratio of net investment income (after reduction) to average net
 assets                                                            4.91    4.67    4.09    4.00       3.53
Portfolio turnover rate                                              32      30     114      73        131


1  Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

This Prospectus describes the Institutional Shares for each Fund. Institutional Shares do not have sales charges or 12b-1 fees and have generally lower operating expenses than other share classes of the Funds, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client (including any individual who is a client) of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., and who invests $1,000,000 or more in the aggregate in Institutional Shares is also eligible to invest in Institutional Shares through that registered investment advisor. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of any BNY Hamilton Fund will be grandfathered for so long as they continue to hold Institutional Shares of a BNY Hamilton Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of any BNY Hamilton Fund (including the Funds).

Once an investor makes an initial investment in the Institutional Shares of a Fund pursuant to the requirements described above, no minimum additional investment is required to purchase additional Institutional Shares of that Fund.

Other investors may purchase Investor Shares of the Index Funds, or Class A Shares of the other Funds. Please see the Investor Shares and Class A Shares Prospectuses for more information. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION


Equity Funds. The Global Real Estate Securities Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, S&P 500 Index Fund, Small Cap Core Equity Fund and Small Cap Growth Fund (collectively, the "Equity Funds") each calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). In the case of all such Funds, Shares are available on any business day that the NYSE is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund will not calculate its NAV on any day that the NYSE is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund Shares are received by the Fund.

Fixed Income Funds. The Core Bond Fund, Enhanced Income Fund, High Yield Fund, Intermediate Government Fund, Intermediate New York Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Municipal Enhanced Yield Fund, and U.S. Bond Market Index Fund (collectively, the "Fixed Income Funds") each calculates its net asset value per share (NAV) at the close of regular trading on the NYSE on each business day. Shares are available on any business day that both the NYSE and Federal Reserve Bank of New York are open, except the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. Each Fixed Income Fund will not calculate its NAV on any day that either the NYSE or Federal Reserve Bank of New York is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund shares are received by the Fund.


 Account Policies

Purchase orders received by a Fund, its transfer agent, or other shareholder servicing agent (collectively referred to in this Prospectus as "a Fund (or its designee)") before the regular close of the NYSE will be executed at the NAV calculated at that day's close.

Each Fund's securities are typically valued using market prices. When market prices are not readily available, each Fund will use fair value prices as determined by the Advisor's Pricing Committee subject to the procedures approved by the Board of Directors. For instance, a Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund's NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations (see discussion below regarding fair valuation of Global Real Estate Securities Fund's foreign equity securities). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Core Bond Fund, Enhanced Income Fund, Global Real Estate Securities Fund, High Yield Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund, and Small Cap Growth Fund invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, with respect to the Global Real Estate Securities Fund, the Fund has adopted fair value pricing procedures, which, among other things, generally require the Fund to fair value foreign equity securities based on values provided by a third-party vendor if there has been a significant U.S. market fluctuation that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days in which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. As noted above, the value determined for an investment using the Fund's fair value pricing procedures may differ materially from recent market prices for the investment.


                                                              Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES


Open an account                                    Add to your investment
-----------------------------------------------------------------------------------------------------------

Mail
-----------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the applicable Fund to:
check payable directly to each Fund you want to
invest in to:                                      BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
BNY Hamilton Funds, Inc.                           Columbus, OH 43218-2785
P.O. Box 182785
Columbus, OH 43218-2785

For all enrollment forms, call 1-800-426-9363

Wire
-----------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York Mellon                        The Bank of New York Mellon
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your Fund]                                  Attn: [your Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]
Dealer
-----------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

 Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to redeem

                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking institutions than what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

As with purchase orders, redemption requests received by a Fund (or its designee) before the regular close of the NYSE will be executed at the NAV calculated at that day's close minus the amount of any applicable redemption fee.

Minimum account balances. If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds. You must exchange enough shares of a Fund to meet the minimum initial investment requirements of the class of shares of the Fund for which you are exchanging your existing shares.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

                                                              Account Policies

.. To delay wiring redemption proceeds for up to seven days, if the Advisor or a Sub-Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). Securities used to redeem Fund shares will be valued as set forth under "Daily NAV Calculation." A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fee. The Global Real Estate Securities Fund and the International Equity Fund charge a 2% redemption fee on shares of the Funds redeemed or exchanged for shares of another BNY Hamilton Fund within 30 calendar days of purchase. The day after your purchase order is accepted (i.e., trade day plus
1) is considered the first day for purposes of calculating the 30-day holding period. The fee is withheld from redemption proceeds and retained by the applicable Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. The fee is intended to deter market timing and other abusive trading in the Funds and to ensure that short-term investors pay their share of a Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares of the Global Real Estate Securities Fund and International Equity Fund held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first.

The redemption fee will not apply to: redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of the shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. Notwithstanding the foregoing, a redemption fee may be charged in the event that the relevant Fund or the Advisor determines that any redemptions potentially falling into one of the catego-


 Account Policies
ries listed above are being used as part of an abusive trading strategy. In addition, the redemption fee may not be charged in certain other instances not listed above, provided that the Funds' Board of Directors is informed of any such waiver. Your financial intermediary may not recognize the same exceptions to the imposition of a redemption fee as the Funds. Check with your financial intermediary for more details. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds or any entity acting on behalf of the Funds (e.g., the Funds' distributor and its affiliates).

In addition, the Global Real Estate Securities Fund and the International Equity Fund often do not have direct access to shareholder information and are dependent upon financial intermediaries to apply redemption fees to accounts held by such financial intermediaries on behalf of multiple investors. These accounts, which may include omnibus accounts or retirement plan accounts, typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds' shares and redeemers of the Funds' shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds may request information concerning individual shareholders, the Funds generally must rely on the financial intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such financial intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such financial intermediaries will assess, collect or remit such redemption fees. In addition, a redemption fee may not apply to certain other accounts to which application of a redemption fee is not technologically feasible.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Each Fund intends to distribute substantially all of its net investment income and net capital gain (that is, the excess of long-term capital gain over short-term capital gain), if any, each taxable year to the extent required to qualify as a regulated investment company under the Internal Revenue Code and generally to avoid federal income or excise tax.

We will send you a statement each year showing the tax status of all your distributions that you receive from us. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual-fund investing in our Statement of Additional Information.

The S&P 500 Index Fund declares and pays dividends quarterly, provided there is net investment income at the end of the fiscal quarter. The Global Real Estate Securities Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund and Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

Each of the Fixed Income Funds pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The Enhanced Income Fund, High Yield Fund, Intermediate New York Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Municipal Enhanced Yield Fund and U.S. Bond Market Index Fund declare dividends of net investment income daily. The Core Bond Fund and Intermediate Government Fund declare dividends of net investment income monthly.
Distributions are automatically paid in the form of additional Fund shares. You may notify the transfer agent in writing to:


.. choose to receive dividends or distributions (or both) in cash; or

                                                              Account Policies

.. change the way you currently receive distributions.


Your taxable income is the same regardless of which option you choose. You may owe taxes on Fund distributions even if they represent income or capital gain that the Fund earned before you invested in it (and thus were included in the price you paid for your shares).


           Type of Distribution          Applicable Federal Tax Rates
           ----------------------------------------------------------
           "Qualified dividend income"      Capital gains rates
           from net investment income
           Other dividends from net         Ordinary income rates
           investment income
           Short-term capital gains         Ordinary income rates
           Long-term capital gains          Capital gains rates
           Dividends from net tax-exempt    Tax-free
           income


For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest dividends, which are discussed below) that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The portion of net investment income that will be qualified dividend income will vary from Fund to Fund and also from year to year.



With respect to each of the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, and the Municipal Enhanced Yield Fund (collectively, the "Tax-Exempt Funds"), if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax- exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the Assets of each of the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, and not more than 50% of the Assets of the Municipal Enhanced Yield Fund, may result in liability under the federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from the New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes). The Supreme Court recently heard (but has not yet ruled on) an appeal of a state-court decision that might significantly affect the taxation of municipal bonds. You should consult your tax advisor for additional information on the consequences of your investment in the Funds, particularly in the Intermediate New York Tax-Exempt Fund.


Shareholders that receive social security or railroad retirement benefits should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.

The Tax-Exempt Funds may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Funds that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Funds may be taxable.


 Account Policies

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund).


Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.


A Fund's investments in certain debt securities, mortgage-backed securities and asset-backed securities, REIT and REMIC securities, and its derivatives activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.

A Fund's investment in foreign securities might generate income that is subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Global Real Estate Securities Fund and the International Equity Fund may be able to claim a credit or deduction with respect to foreign taxes, but it is unlikely that such credits will be available to shareholders of other Funds. In addition, a Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares and assuming the shares were held as capital assets. If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.


ABUSIVE TRADING

The Funds discourage frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in the Funds. However, because the Funds will not always be able to detect market timing and other abusive trading activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other abusive trading practices that may unreasonably disadvantage the Funds.

Market timing and other abusive trading practices in a Fund may be detrimental to Fund shareholders, in-


                                                              Account Policies
cluding by diluting the value of long-term Fund shareholders' shares, disrupting the management of the Fund, reducing the returns to long-term shareholders, causing the Fund to maintain a larger cash position than it otherwise would have, increasing transaction costs to Fund (such as brokerage commissions paid on the purchase and sale of portfolio securities), and having other negative effects on the Fund and its shareholders. These risks may be more pronounced for Funds investing significantly in certain types of securities, such as those that trade principally in foreign markets, and those that are illiquid or that do not otherwise have readily available market quotations (e.g., certain small company and high yield securities). If a Fund invests significantly in securities trading principally in foreign markets, it is at risk of being affected by time zone arbitrage. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Fund calculates its NAV (generally, 4:00 p.m. Eastern time). Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse.

The Board of Directors of the Funds have adopted policies and procedures designed to deter market timing and other abusive trading practices in the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor they believe has a history of market timing or other abusive trading or whose trading, in their judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor reviews transaction history reports and identifies all redemptions that are made within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it contacts the Funds' transfer agent and the transfer agent forwards a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria are investigated for possible inappropriate trading.

On a periodic basis, the Advisor issues a report to one or more members of its senior management indicating how many transactions were reviewed during the time period covered by the report, any suspicious activity that was identified during the period, and the resolution of each situation identified (e.g., by not allowing an investor to make additional purchases or exchanges in the Funds, by closing particular accounts, and/or, if the Advisor believes that a financial intermediary is facilitating abusive activity, by refusing to take trades from that financial intermediary). See "Making Exchanges/Redeeming Shares--Redemption fee" above for a list of different types of financial intermediaries.

Certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing and other abusive trading activities in known omnibus accounts, focusing on transactions in excess of $250,000, the netting effect in omnibus accounts makes it more difficult for the Funds to identify those activities in the accounts, and the Funds may be unable to locate and restrict individual persons in the accounts who are engaged in abusive trading. Identification of particular traders may be further limited by operational systems and technical limitations in omnibus and certain other accounts.

The Funds are often dependent upon financial intermediaries to detect and monitor for market timing and other abusive trading in Fund shares. Financial intermediaries generally utilize their own policies and


 Account Policies
procedures to identify persons engaged in abusive trading, and these policies and procedures may be different than those utilized by the Funds. However, to the extent market timing or other abusive trading is identified in an omnibus account, the Funds encourage financial intermediaries to address such trading activity in a manner consistent with the Funds' policies and procedures.

The Funds have attempted to put safeguards in place to assure that financial intermediaries have implemented procedures designed to deter market timing and other abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and other abusive trading in the Funds, in particular with respect to omnibus accounts.

In addition to the trading limits described above, each of the Global Real Estate Securities Fund and the International Equity Fund charges a 2% redemption fee on Fund shares redeemed or exchanged within 30 calendar days of purchase. See "Making Exchanges/Redeeming Shares--Redemption fee" above. The Directors also have adopted pricing policies that generally provide for the fair valuation of foreign equity securities held by the Global Real Estate Securities Fund to the extent a significant U.S. market fluctuation that exceeds a specified threshold has occurred, as described in "Daily NAV Calculation" above. These policies are reasonably designed to protect the Fund from "time zone arbitrage" with respect to its foreign securities holdings and from other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund.

The Funds seek to apply the Funds' policies and procedures uniformly to accounts with the Funds taking into account the operational differences between individual and omnibus accounts, as described above. In addition, the trade limitations described above will not apply to redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of a shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. The redemption fees described above for the Global Real Estate Securities Fund and the International Equity Fund employ similar exceptions, which are described above in "Making Exchanges/Redeeming Shares--Redemption Fee".

The Funds' policies and procedures may not successfully eliminate market timing and other abusive trading in the Funds, and may be modified at any time, including to impose more restrictive trading limitations than those set forth above. In addition, each Fund reserves the right to reject any purchase or exchange transaction at any time. Your financial intermediary may have additional procedures for identifying market timers and rejecting or otherwise restricting purchase and/or exchange transactions.

INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.

If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would con-



                                                              Account Policies
tinue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund's disclosure above for a more in-depth discussion of the Proposed Transactions.

The Advisor has appointed Gannett Welsh & Kotler, LLC ("GW&K" or a "Sub-Advisor"), located at 222 Berkeley St., Boston, MA 02116, as the sub-advisor for the Multi-Cap Equity Fund, Municipal Enhanced Yield Fund and Small Cap Core Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $8 billion, as of December 31, 2007.

The Advisor has appointed Urdang Securities Management, Inc. ("Urdang" or a "Sub-Advisor"), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, as the sub-advisor for the Global Real Estate Securities Fund. Urdang, a wholly-owned subsidiary of The Bank of New York Company, Inc. since February 2006, has advised institutional clients since 1987 and has assets under management in excess of $2 billion as of December 31, 2007.


Subject to the general oversight of the Advisor, the Sub-Advisors provide continuing investment programs for the Funds they sub-advise and make investment decisions on their behalf.


Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.



              Fund                                      Fee
                                                     as a % of
                                                   average daily
                                                  net assets (net
                                                  of any waivers
                                                        or
                                                  reimbursements)
              ---------------------------------------------------
              BNY Hamilton Core Bond Fund              0.47
              BNY Hamilton Enhanced Income Fund        0.02
              BNY Hamilton Global Real Estate
               Securities Fund                         0.76
              BNY Hamilton High Yield Fund             0.55
              BNY Hamilton Intermediate
               Government Fund                         0.38
              BNY Hamilton Intermediate New York
               Tax-Exempt Fund                         0.34
              BNY Hamilton Intermediate Tax-
               Exempt Fund                             0.50
              BNY Hamilton International Equity
               Fund                                    0.50
              BNY Hamilton Large Cap Equity Fund       0.60
              BNY Hamilton Large Cap Growth Fund       0.60
              BNY Hamilton Large Cap Value Fund        0.60
              BNY Hamilton Multi-Cap Equity Fund       0.73
              BNY Hamilton Municipal Enhanced
               Yield Fund                              0.00
              BNY Hamilton S&P 500 Index Fund          0.10
              BNY Hamilton Small Cap Core Equity
               Fund                                    0.75
              BNY Hamilton Small Cap Growth Fund       0.75
              BNY Hamilton U.S. Bond Market Index
               Fund                                    0.03


The Advisor, not the sub-advised Funds, pays the Sub-Advisors fees for their services rendered to those Funds.

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract(s) is included in each Fund's shareholder report for the period during which the Directors approved such


 Account Policies
contract(s), except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract(s) will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Core Bond Fund is managed by John Flahive, CFA, who is the director of fixed income in the Private Wealth Management Group of Mellon Asset Management ("Mellon"), an affiliate of the Advisor. He also has been an employee of the Advisor and has managed the Fund since November 1, 2007 and is responsible for all fixed income management within the Private Wealth Management Group. He has over 20 years of investment experience and has been a senior portfolio manager with Mellon since 1994. Prior to joining Mellon, he was a senior portfolio manager and vice president with Neuberger Berman Asset Management Inc., and a vice president and associate portfolio manager with T. Rowe Price Associates Inc.

BNY Hamilton Enhanced Income Fund is managed by Laurie Carroll and Ted Bair, who have been portfolio managers for the Advisor since 2008. They have managed the Fund since March 3, 2008. Mr. Bair reports to Ms. Carroll, although both share equal portfolio management responsibilities in respect of the Fund.
Ms. Carroll is also the Managing Director of Short Duration, Beta and Stable Value Strategies at Standish Mellon Asset Management ("Standish"), an affiliate of the Advisor. She joined Standish in 1986 as a portfolio manager for active core and short duration strategies. Ms. Carroll has been a participant in the fixed income market since 1981, when she was an assistant vice president for money market instruments at AIM Advisors, Inc. Mr. Bair is also a Senior Portfolio Manager for Short Duration Strategies at Standish, responsible for portfolio management in short duration, enhanced short duration, and futures overlay strategies. He joined Standish in 1995.


BNY Hamilton Global Real Estate Securities Fund is jointly managed by Todd Briddell, Managing Director and Chief Investment Officer of Urdang, Peter Zabierek, Senior Portfolio Manager of Urdang and Dean Frankel, Senior Portfolio Manager of Urdang. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2006. Mr. Briddell joined Urdang in 1993 as an acquisition officer and co-founded Urdang's real estate securities group in 1995. Mr. Zabierek joined Urdang in 2003 as a portfolio manager and senior securities analyst. Prior to that, he worked at Morgan Stanley as a research analyst in the firm's REIT group. Prior to joining Morgan Stanley, Mr. Zabierek was an investment banker, specializing in structuring and completing real estate and municipal capital markets transactions. Mr. Frankel joined Urdang in 1997 as an analyst and has managed assets since 1999.


BNY Hamilton High Yield Fund is managed by Karen Bater, CFA, who has been a portfolio manager for the Advisor since 2007. She has managed the Fund since January 2, 2008. Ms. Bater is also Director of High Yield Strategies at Standish Mellon Asset Management ("Standish"), an affiliate of the Advisor. Ms. Bater is responsible for managing Standish's High Yield portfolios. She joined Standish in 2007 from NWD (formerly Gartmore Global Investments). She joined NWD in 2000 and served as a senior portfolio manager. Prior to NWD, Ms. Bater was a portfolio manager at CoreStates Investment Advisors, which she joined in 1986.

BNY Hamilton Intermediate Government Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.


                                                              Account Policies

BNY Hamilton Intermediate Tax-Exempt Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

BNY Hamilton International Equity Fund is managed by Denise Krisko and Lloyd Buchanan. Ms. Krisko is a Senior Portfolio Manager in the Advisor's Index Fund Management Division and a Managing Director since 2005. She has been a manager of the Fund since that time. Prior to joining the Advisor in 2005, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Mr. Buchanan has been a Portfolio Manager in the Advisor's Index Fund Management Division and a Vice President since January 2002. He has been a manager of the Fund of the Fund since April 2003.


BNY Hamilton Large Cap Equity Fund is managed by Irene D. O'Neill, CFA, who has been a Managing Director of the Advisor since 2006 and prior thereto had been a Vice President for more than five years. She has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning in 1981, where she served as a securities analyst and portfolio manager.

BNY Hamilton Large Cap Growth Fund is managed by Ms. O'Neill. She has managed the Fund since October 2005. Biographical information for Ms. O'Neill is set forth above under BNY Hamilton Large Cap Equity Fund.


BNY Hamilton Large Cap Value Fund is managed by Brian C. Ferguson and Julianne
D. McHugh, who have been portfolio managers for the Advisor since 2008. They have managed the Fund since March 25, 2008. Ms. McHugh reports to Mr. Ferguson, although both share equal portfolio management responsibilities with respect to the Fund. Mr. Ferguson is also the Director of US Large Capitalization Equities and a Portfolio Manager for US Large Capitalization Value and Dynamic Equity strategies at The Boston Company Asset Management ("TBCAM"), an affiliate of the Advisor. He joined TBCAM as an Equity Research Analyst on the US Small and Mid Capitalization Opportunistic Value Team, focusing on financial services and consumer related stocks. Mr. Ferguson launched TBCAM's Mid-Capitalization Value Strategy and became co-Portfolio Manager of the Dreyfus Mid-Capitalization Value Fund. Prior to joining TBCAM in 1997, he was an Analyst on the Vanguard Windsor Fund at Wellington Management. Ms. McHugh is also a Portfolio Manager on TBCAM's Large Capitalization Value Strategy. She is also an Equity Research Analyst on TBCAM's Large Capitalization Value Investment Team, focusing on the financial and retail industries. Prior to joining TBCAM in 2004, Ms. McHugh was an Equity Analyst at State Street Research & Management, where she focused on the non-bank financial and retail sectors.


BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program. He has managed the Fund (and its predecessor fund) since inception in 1996.

BNY Hamilton Municipal Enhanced Yield Fund is jointly managed by Nancy Angell, John Fox, Martin Tourigny and Brian Moreland. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2005 (October 2006 in the case of Mr. Moreland). Ms. Agnell joined GW&K in 1984, and she has been a Senior Vice President for more than five years. Mr. Fox joined GW&K in 1990, and he has been a Senior Vice President for more than five years. Ms. Agnell and Mr. Fox serve as Co-Heads of the firm's Fixed Income department. Mr. Tourigny joined GW&K in 1994, and he has been a Vice


 Account Policies

President for more than five years. Mr. Tourigny has the additional responsibility of Head Trader overseeing the execution of all of the Fund's portfolio transactions. Mr. Moreland joined GW&K as an Operations Specialist in 1998, and he is responsible for analyzing municipal credits. He has been a Vice President for more than five years.


BNY Hamilton S&P 500 Index Fund is managed by Ms. Krisko. She has managed the Fund since 2005. Biographical information for Ms. Krisko is set forth above under BNY Hamilton International Equity Fund.


BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White. He has managed the Fund since its inception in 2005. Biographical information for Mr. White is set forth above under BNY Hamilton Multi-Cap Equity Fund.


BNY Hamilton Small Cap Growth Fund is managed by Dwight E. Cowden, CFA, who is a portfolio manager of the Mellon Small Cap Stock Fund and a portfolio manager at The Dreyfus Corporation ("Dreyfus"), an affiliate of the Advisor. He also has been an employee of the Advisor and has managed the Fund since December 3, 2007. Mr. Cowden has been a portfolio manager of the Mellon Small Cap Stock Fund and at Dreyfus since April 2002. He is also a vice president of Mellon Bank, N.A., which he joined in June 1996.

BNY Hamilton U.S. Bond Market Index Fund is managed by Nancy Rogers, who is a Senior Portfolio Manager for Index Strategies at Standish. She also has been an employee of the Advisor and has managed the Fund since November 1, 2007. She is responsible for managing and trading several large bond index portfolios, including separate, commingled, and mutual fund accounts. She joined Standish in 1987 and has over 20 years experience in bond indexing and has managed aggregate, government, credit, and custom indices.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.


                                                              Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY HAMILTON FUNDS
    ADVISED BY THE BANK OF NEW YORK.

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS.

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from each Fund's portfolio manager(s) on the market conditions and investment strategies during its last fiscal year that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.


PORTFOLIO HOLDINGS
The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO] BNY HAMILTON FUNDS
    ADVISED BY THE BANK OF NEW YORK.

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                04/08  BNY-0090

 LOGO
                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------


                                                                 April 25, 2008


================================================================================

                                                                         Equity
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                                                 Class A Shares
                                             Global Real Estate Securities Fund
                                                      International Equity Fund
                                                          Large Cap Equity Fund
                                                          Large Cap Growth Fund
                                                           Large Cap Value Fund
                                                          Multi-Cap Equity Fund
                                                     Small Cap Core Equity Fund
                                                          Small Cap Growth Fund

                                                                Investor Shares
                                                             S&P 500 Index Fund

              As with all mutual funds, the Securities and
              Exchange Commission has not approved or
              disapproved these securities or said whether
              the information in this prospectus is
              adequate and accurate. Anyone who indicates
              otherwise is committing a crime.               LOGO


ABOUT THE FUNDS

 5  BNY Hamilton Global Real Estate Securities Fund

12  BNY Hamilton International Equity Fund

19  BNY Hamilton Large Cap Equity Fund

26  BNY Hamilton Large Cap Growth Fund

33  BNY Hamilton Large Cap Value Fund

40  BNY Hamilton Multi-Cap Equity Fund

46  BNY Hamilton S&P 500 Index Fund

52  BNY Hamilton Small Cap Core Equity Fund

59  BNY Hamilton Small Cap Growth Fund


ACCOUNT POLICIES

66  Daily NAV Calculation

67  Distribution Arrangements/Sales Charges

69  Opening an Account/Purchasing Shares

71  Making Exchanges/Redeeming Shares

73  Distributions and Tax Considerations

75  Abusive Trading

77  Investment Advisor

78  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 GLOBAL REAL ESTATE SECURITIES FUND

     CUSIP Number: Class A Shares 05568J200

 INTERNATIONAL EQUITY FUND

     CUSIP Number: Class A Shares 05561M838

 LARGE CAP EQUITY FUND

     CUSIP Number: Class A Shares 05561M408

 LARGE CAP GROWTH FUND

     CUSIP Number: Class A Shares 05561M879

 LARGE CAP VALUE FUND

     CUSIP Number: Class A Shares 05561M697

 MULTI-CAP EQUITY FUND

     CUSIP Number: Class A Shares 05561M564

 S&P 500 INDEX FUND

     CUSIP Number: Investor Shares 05561M655

 SMALL CAP CORE EQUITY FUND

     CUSIP Number: Class A Shares 05561M390

 SMALL CAP GROWTH FUND

     CUSIP Number: Class A Shares 05561M853

BNY HAMILTON

 GLOBAL REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consisting of capital appreciation and current income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a global portfolio of equity securities (primarily common stock) of real estate companies, including real estate investment trusts ("REITs") and real estate operating companies ("REOCs"), with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal circumstances, the Fund expects to invest at least 40% of its total assets in companies whose principal place of business is located outside of the United States, and will invest in at least 10 different countries (including the U.S.). Although the Fund primarily invests in developed markets, it may also make investments in emerging markets. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund's benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index, which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

Under normal circumstances, the Fund invests at least 80% of its Assets in publicly traded equity securities of companies principally engaged in the real estate sector. (The Fund will provide its shareholders with 60 days' prior notice of any change in this non- fundamental policy.) A company is "principally engaged" in the real estate sector if at least 50% of its total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by Urdang Securities Management, Inc. ("Urdang" or the "Sub-Advisor"), the Fund's sub-advisor. "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts, and other equity investments.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests therein. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of equity REITs and mortgage REITs. In the United States, REITs generally are not taxed on income distributed to shareholders as long as they meet certain tax-related requirements. Some foreign countries have a REIT structure that is very similar to the United States, which includes tax treatment that is similar to the special tax treatment accorded to U.S. REITS. However, other countries either have a REIT structure that is significantly different from the U.S. structure (including with respect to tax treatment) or have not adopted a REIT structure in any form.

In selecting investments for the Fund's portfolio, the Sub-Advisor uses a proprietary approach to quantify

                                BNY Hamilton Global Real Estate Securities Fund
investment opportunity from both a real estate and stock perspective. By combining bottom-up real estate research and the Sub-Advisor's Relative Value Model ("RVM") securities valuation process, the Sub-Advisor selects securities by seeking to provide a uniform basis for evaluating the validity of a security's trading price.

In conducting its bottom-up research, the Sub-Advisor engages in an active analysis process that includes regular and direct contact with the companies in the Fund's investable universe. These research efforts are supported with extensive sell side and independent research.

Through the use of the proprietary RVM, the Sub-Advisor seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of:

.. leverage;

.. growth rate;

.. market capitalization; and

.. property type.

The Sub-Advisor believes that the RVM process, which is based on arbitrage pricing theory, enables the Sub-Advisor to make apples to apples comparisons by establishing sophisticated sector and company financial models that the Sub-Advisor uses as yardsticks to evaluate the validity of the stock's premium or discount to net asset value--relative to its peers.

The Sub-Advisor has entered into a strategic relationship with NAI Global(TM) ("NAI") to access a proprietary research database covering commercial real estate firms and sector fundamentals worldwide. NAI is the world's largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides the Sub-Advisor with exclusive access to NAI's entire global database of fundamental real estate information. The Sub-Advisor believes that access to this database, as well as to NAI's network of global real estate associates to interpret market data and provide commentary, opinions and analysis of market trends, will significantly enhance the Sub-Advisor's coverage of the global real estate markets. The Sub-Advisor expects that it will maintain direct and regular contact with NAI's network of offices across the globe and the Sub-Advisor intends to use this information in the Sub-Advisor's investment decision-making process relating to asset allocation by country, management team underwriting and individual stock selection.

The Fund may also use certain derivatives (e.g., options, futures), which are investments whose values are determined by reference to underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

In addition, the Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Because a fundamental policy of the Fund is to concentrate its assets in securities related to the real estate sector, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate sector and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: changes in real estate values and property taxes, overbuilding, fluctuations in rental income, changes in interest rates,


BNY Hamilton Global Real Estate Securities Fund changes in tax and regulatory requirements (including zoning laws and environmental restrictions), clean-up, liability and other environmental losses and casualty or condemnation losses.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. REITs are highly dependent upon management skill, and are subject to defaults by borrowers or lessees. REITs often are not diversified and are subject to heavy cash flow dependency. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

The Sub-Advisor makes extensive use of NAI's global database of fundamental real estate information. If the relationship between the Sub-Advisor and NAI is modified or terminated, the Sub-Advisor may no longer have access to NAI's global database and resources, which could have a negative impact on the Sub-Advisor's ability to manage the Fund's investments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.


                                BNY Hamilton Global Real Estate Securities Fund

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Global Real Estate Securities Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Global Real Estate Securities Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Global Real Estate Securities Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Global Real Estate Securities Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Global Real Estate Securities Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to


BNY Hamilton Global Real Estate Securities Fund be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Global Real Estate Securities Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Global Real Estate Securities Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares, but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



Class A Shares annual total returns
(%) as of 12/31/07
----------------------------------------------------------
 LOGO
Best Quarter: Q1 '07 +6.11%  Worst Quarter: Q4 '07 -12.21%



                                BNY Hamilton Global Real Estate Securities Fund

           Average annual total returns (%) as of 12/31/07*
           ---------------------------------------------------------

                                                         Since
                                                       Inception
                                              1 Year (12/29/2006)/2/
           ---------------------------------------------------------
           Class A Shares Return Before
            Taxes                             -12.83     -12.76
           Class A Shares Return After Taxes
            on Distributions                  -13.36     -13.29
           Class A Shares Return After Taxes
            on Distributions and Sale of
            Fund Shares                        -8.32     -11.14
           FTSE EPRA/NAREIT Global
            Real Estate Index/1/ (reflects no
            deduction for fees, expenses or
            taxes)                             -6.96      -6.96



*Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------
                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None
             Redemption Fee on shares held 30 days or fewer
              (as a % of amount redeemed or exchanged)       2.00*
             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.85
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.48

             Total annual operating expenses/(a)(b)/         1.58



* The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See "Making Exchanges/Redeeming Shares--Redemption Fees."
(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include the Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.50% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  677     998    1,340   2,305


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.

--------------------------------------------------------------------------------

/1/ The FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged index, generally representative of the broad US market of large-capitalization stocks. Investors cannot invest directly in any Index
/2/ The shares of the Fund were first offered on 12/29/06. Index comparisons begin on 12/31/06.


BNY Hamilton Global Real Estate Securities Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference in the Statement of Additional Information and available upon request.



                                                                         For the Period
                                                                          December 29,
                                                            For the Year     2006*
                                                               Ended        Through
                                                            December 31,  December 31,
Class A Shares                                                  2007          2006
---------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------
Net asset value at beginning of period                         10.00         10.00
                                                            ------------ --------------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/                             0.18            --
  Net realized and unrealized gain (loss) on investments       (0.97)           --
                                                            ------------ --------------
  Total gain (loss) from investment operations                 (0.79)           --
                                                            ------------ --------------
Dividends and distributions:
  Dividends from net investment income                         (0.17)           --
                                                            ------------ --------------
Net asset value at end of year                                  9.04         10.00
                                                            ------------ --------------
Total investment return based on net asset value (%)/(b)/      (8.00)          N/A

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------
Net assets at end of year ($ x 1,000)                             52            --/1/
Ratio of net expenses to average net assets                     1.50            --
Ratio of expenses (before reduction) to average net assets      1.58            --
Ratio of net investment income (loss) to average net assets     1.87            --
Portfolio turnover rate                                           73           N/A


*  Commencement of offering of shares.
1  Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

                                BNY Hamilton Global Real Estate Securities Fund

BNY HAMILTON

 INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing the local shares of non-U.S. companies, in particular American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.


The Advisor (as defined in "Investment Advisor") will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold ADRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the Fund will invest in at least 10 different countries. As of February 29, 2008, the MSCI EAFE Index included companies with market capitalizations of approximately $126.0 million to $207.0 billion. The Fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments. The Fund may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in U.S. cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the

BNY Hamilton International Equity Fund
main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S.

The Fund may invest in DRs issued as part of an unsponsored program where a depositary issues the DRs without a formal agreement with the company that issues the underlying securities. Unsponsored ADRs may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored DRs.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have sponsored or unsponsored DR programs but that might otherwise be attractive investments for the Fund.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.


                                         BNY Hamilton International Equity Fund

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERNATIONAL EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton International Equity Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon International Appreciation Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon International Appreciation Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon International Appreciation Fund, a newly organized fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon International Appreciation Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to


BNY Hamilton International Equity Fund
be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon International Appreciation Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon International Appreciation Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., adding international funds to a shareholder's portfolio may offer investors greater diversification than if they invested in a purely domestic portfolio. International markets have been experiencing many of the same dynamics that drove U.S. stock growth in the 1990s, which may include the following:

.. corporate restructurings

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition has spurred many companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

                                         BNY Hamilton International Equity Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
--------------------------------------------------------------------------------
                                            [CHART]

 1998   1999     2000    2001     2002     2003    2004    2005    2006    2007
------ ------  ------- -------  -------  -------  ------  ------  ------  ------
20.61% 43.00%  -24.19% -25.12%  -21.36%   34.85%  15.61%  12.81%  24.38%   9.50%


Best Quarter: Q4 '99 +29.49%  Worst Quarter: Q3 '02 -18.91%




              Average annual total returns (%) as of 12/31/07*
              ----------------------------------------------------
                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return Before
               Taxes                        3.76   17.81    5.74
              Class A Shares Return After
               Taxes on Distributions       2.99   17.28    5.25
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares      2.43   15.41    4.78
              MSCI EAFE Index (reflects
               no deduction for fees,
               expenses or taxes)/1/       11.62   22.09    9.04


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1/ The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.




BNY Hamilton International Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None
             Redemption Fee on shares held 30 days or fewer
              (as a % of amount redeemed or exchanged)       2.00*

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.50
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.19

             Total annual operating expenses/(a)/            0.94


* The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See "Making Exchanges/Redeeming Shares--Redemption Fees."
(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  616     809    1,018   1,619


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                         BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                           Year Ended December 31,
                                                                      ---------------------------------
Class A Shares                                                         2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                  15.27  12.47  11.19   9.77   7.29
                                                                      -----  -----  -----  -----  -----
Gain (loss) from investment operations:
  Net investment income/(a)/                                           0.36   0.27   0.17   0.13   0.08
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                               1.09   2.77   1.26   1.39   2.46
                                                                      -----  -----  -----  -----  -----
  Total gain (loss) from investment operations                         1.45   3.04   1.43   1.52   2.54
Dividends:
  Dividends from net investment income                                (0.35) (0.24) (0.15) (0.10) (0.06)
                                                                      -----  -----  -----  -----  -----
Net asset value at end of year                                        16.37  15.27  12.47  11.19   9.77
                                                                      -----  -----  -----  -----  -----
Total investment return based on net asset value (%)/(b)/              9.50  24.38  12.81  15.61  34.85

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                   5,623  5,366  4,431  4,384  6,260
Ratio of expenses to average net assets                                0.94   0.93   1.10   1.35   1.56
Ratio of net investment income to average net assets                   2.20   1.92   1.49   1.25   1.01
Portfolio turnover rate                                                  11     15     11     31    101


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton International Equity Fund

BNY HAMILTON

 LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in large, established companies that the Advisor (as defined in "Investment Advisor") believes have proven track records and the potential for superior relative earnings growth.

The Fund's investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

.. potential for above average earnings and revenue growth;

.. sustainable competitive advantage;

.. strong or improving financial condition; and

.. earnings power that is either unrecognized or underestimated.

The Fund's portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large- capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of

                                             BNY Hamilton Large Cap Equity Fund
investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio

BNY Hamilton Large Cap Equity Fund
manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Equity Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Equity Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Equity Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Equity Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Equity Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Equity Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.


                                             BNY Hamilton Large Cap Equity Fund

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Equity Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
------------------------------------------------------------------------------
                               [CHART]

 1998    1999   2000    2001     2002     2003   2004    2005    2006    2007
------  ------  -----  -------  -------  ------  -----  ------  ------  ------
12.82%  14.27%  6.26%  -15.01%  -18.25%  21.82%  9.11%  6.25%   16.11%  10.94%
Best Quarter: Q4 '99 +13.70%  Worst Quarter: Q3 '02 -13.05%




             Average annual total returns (%) as of 12/31/07*
             -----------------------------------------------------

                                           1 Year 5 Years 10 Years
             -----------------------------------------------------
             Class A Shares Return Before
              Taxes                         5.12   11.50    5.07
             Class A Shares Return After
              Taxes on Distributions        3.31   10.32    3.60
             Class A Shares Return After
              Taxes on Distributions
              and Sale of Fund Shares       4.77    9.59    3.73
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/1/         5.49   12.83    5.91


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                             BNY Hamilton Large Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.60
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.19

             Total annual operating expenses/(a)/            1.04


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  625     839    1,069   1,729


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A shares.


BNY Hamilton Large Cap Equity Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                      Year Ended December 31,
                                                              --------------------------------------
Class A Shares                                                 2007    2006    2005    2004    2003
-----------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           14.42   13.35   13.22   12.33   10.31
                                                              ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                    0.10    0.10    0.10    0.25    0.23
  Net realized and unrealized gain (loss) on investments and
   written options                                              1.48    2.03    0.73    0.86    1.99
                                                              ------  ------  ------  ------  ------
  Total gain (loss) from investment operations                  1.58    2.13    0.83    1.11    2.22
Dividends and distributions:
  Dividends from net investment income                         (0.10)  (0.08)  (0.15)  (0.22)  (0.20)
  Distributions from capital gains                             (1.29)  (0.98)  (0.55)     --      --
                                                              ------  ------  ------  ------  ------
  Total dividends and distributions                            (1.39)  (1.06)  (0.70)  (0.22)  (0.20)
                                                              ------  ------  ------  ------  ------
Net asset value at end of year                                 14.61   14.42   13.35   13.22   12.33
                                                              ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/      10.94   16.11    6.25    9.11   21.82

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           27,391  28,389  28,980  33,720  33,501
Ratio of expenses to average net assets                         1.04    1.03    1.04    1.10    1.16
Ratio of net investment income to average net assets            0.69    0.69    0.75    1.99    2.12
Portfolio turnover rate                                           66      53      52      40      24


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                             BNY Hamilton Large Cap Equity Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual stock selection, rather than industry allocation, is the Advisor's (as defined in "Investment Advisor") primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

.. potential for above-average, accelerating earnings or revenue growth;

.. favorable market positions;

.. improving operating efficiencies; and

.. increasing earnings per share (EPS).

The Fund's portfolio generally includes large-capitalization stocks of 40 to 80 companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in large-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other

BNY Hamilton Large Cap Growth Fund
types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.


                                             BNY Hamilton Large Cap Growth Fund

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information pro vided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP GROWTH FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Growth Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Growth Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Growth Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Growth Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Growth Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Growth Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Growth Fund, nor is it a solicitation of any



BNY Hamilton Large Cap Growth Fund
proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.


The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
--------------------------------------------------------------------------------
                                     [CHART]

 1998    1999    2000     2001    2002     2003   2004    2005    2006    2007
 ----    ----    ----     ----    ----     ----   ----    ----    ----    ----
23.36%  36.83%  -2.14%  -24.63% -23.45%   22.72%  3.31%  -0.13%   6.04%   17.79%


Best Quarter: Q4 '99 +24.37%  Worst Quarter: Q1 '01 -19.89%



              Average annual total returns (%) as of 12/31/07*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes                11.61    8.43    3.63
              Class A Shares Return After
               Taxes on Distributions       9.77    6.99    2.27
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares      9.67    7.00    2.77
              Russell 1000(R) Growth Index
               (reflects no deduction for
               fees, expenses or taxes)/1/ 11.82   12.11    3.83


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Russell 1000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 1000(R) Index with a greater than average growth orientation.

BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.60
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.25

             Total annual operating expenses/(a)/            1.10


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  631     856    1,099   1,795


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                             BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                     Year Ended December 31,
                                                            ---------------------------------------
Class A Shares                                               2007     2006     2005   2004     2003
-----------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         7.64   7.65       9.52    9.43    7.72
                                                            -----  -----      -----  ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/                          0.01     --/(1)/ (0.01)   0.06    0.04
  Net realized and unrealized gain (loss) on investments     1.35   0.44      (0.01)   0.24    1.71
                                                            -----  -----      -----  ------  ------
  Total gain (loss) from investment operations               1.36   0.44      (0.02)   0.30    1.75
Dividends and distributions:
  Dividends from net investment income                      (0.01)    --/(1)/    --   (0.06)  (0.04)
  Distributions from capital gains                          (0.89) (0.45)     (1.85)  (0.15)     --
                                                            -----  -----      -----  ------  ------
  Total dividends and distributions                         (0.90) (0.45)     (1.85)  (0.21)  (0.04)
                                                            -----  -----      -----  ------  ------
Net asset value at end of year                               8.10   7.64       7.65    9.52    9.43
                                                            -----  -----      -----  ------  ------
Total investment return based on net asset value (%)/(b)/   17.79   6.04      (0.13)   3.31   22.72//

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         4,127  5,487      8,126  10,758  17,988
Ratio of expenses to average net assets                      1.10   1.09       1.08    1.11    1.15
Ratio of net investment income (loss) to average net assets  0.10   0.06      (0.06)   0.60    0.51
Portfolio turnover rate                                        52     51        101      90      20


(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


In choosing stocks, The Fund's portfolio managers focus on individual stock selection (a "bottom-up" approach) rather than forecasting stock market trends (a "top-down" approach), and look for value companies. A three-step value screening process is used to select stocks:

.. Value: quantitative screens track traditional measures such as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales ratios; these ratios are analyzed and compared against the market

.. Sound business fundamentals: a company's balance sheet and income statement data are examined to determine the company's financial history and outlook

.. Positive business momentum or a catalyst: a catalyst is often identified in the investment thesis which can be the initial trigger for an improving stock price

The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers' expectations.


The Fund's portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.


Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest up to 20% of its Assets in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

                                              BNY Hamilton Large Cap Value Fund

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

Since the emphasis of the Fund is on value stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.


If issuers of stocks in the Fund's portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral

BNY Hamilton Large Cap Value Fund
is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON LARGE CAP VALUE FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly- owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Large Cap Value Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Large Cap Value Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Large Cap Value Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Large Cap Value Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Large Cap Value Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Premier Large Cap Value Fund. If the Agreement is approved by Fund shareholders and certain other



                                              BNY Hamilton Large Cap Value Fund
conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Large Cap Value Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. For periods prior to the commencement of operations of Class A Shares (5/21/02), performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has been adjusted to reflect the actual sales charges paid by the Class A Shares, but has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the bar chart and the table.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
----------------------------------------------------------
                                    [CHART]

     2003   2004    2005   2006    2007
    ------  -----  -----  -----   -----
    28.43%  9.22%  8.45%  15.41%  6.78%

Best Quarter: Q4 '03 +13.37%  Worst Quarter: Q4 '07 -3.45%




             Average annual total returns (%) as of
             12/31/07*
             ------------------------------------------------------

                                                          Since
                                                        Inception
                                        1 Year 5 Years (4/28/00)/2/
             ------------------------------------------------------
             Class A Shares Return
              Before Taxes               1.17   12.18     4.85
             Class A Shares Return
              After Taxes on
              Distributions             -0.74   10.95     3.96
             Class A Shares Return
              After Taxes on
              Distributions and Sale
              of Fund Shares             1.97   10.18     3.81
             S&P 500(R) Index (reflects
              no deduction for fees,
              expenses or taxes)/1/      5.49   12.83     1.83


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

/2/ The Fund's Institutional Shares commenced operations on 4/28/00. Index comparisons begin on 5/1/00.


                                              BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.60
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.19

             Total annual operating expenses/(a)(b)/         1.04


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.05% of the Fund's average daily net assets allocable to Class A Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  625     839    1,069   1,729


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Class A Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                            Year Ended December 31,
                                                                       ---------------------------------
Class A Shares                                                          2007   2006   2005   2004   2003
---------------------------------------------------------------------------------------------------------

Per Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   11.85  11.24  10.81  10.03   7.88
                                                                       -----  -----  -----  -----  -----
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.25   0.18   0.15   0.15   0.09
  Net realized and unrealized gain (loss) on investments                0.56   1.53   0.76   0.77   2.14
                                                                       -----  -----  -----  -----  -----
  Total gain (loss) from investment operations                          0.81   1.71   0.91   0.92   2.23
Dividends and distributions:
  Dividends from net investment income                                 (0.26) (0.18) (0.14) (0.14) (0.08)
  Distributions from capital gains                                     (0.85) (0.92) (0.34)    --     --
                                                                       -----  -----  -----  -----  -----
  Total dividends and distributions                                    (1.11) (1.10) (0.48) (0.14) (0.08)
                                                                       -----  -----  -----  -----  -----
Net asset value at end of year                                         11.55  11.85  11.24  10.81  10.03
                                                                       -----  -----  -----  -----  -----
Total investment return based on net asset value (%)/(b)/               6.78  15.41   8.45   9.22  28.43

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net asset, end of year ($ x 1,000)                                     1,214  1,371  1,015    860    667
Ratio of expenses (after reduction) to average net assets               1.04   1.03   1.05   1.05   1.05
Ratio of expenses (before reduction) to average net assets              1.04   1.03   1.06   1.17   1.34
Ratio of net investment income (after reduction) to average net assets  2.04   1.50   1.33   1.42   0.99
Portfolio turnover rate                                                   34     59     43     37     12


(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                              BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues flexible long-term investment policies in an attempt to emphasize companies with strong balance sheets and growth potential, i.e., companies Gannett Welsh & Kotler, LLC ("GW&K" or the "Sub-Advisor"), the Fund's Sub-Advisor, believes are in industries or markets that are expanding or have business lines that demonstrate potential for growth in sales and earnings or cash flow. The Sub-Advisor selects companies that it expects to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The Sub-Advisor uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies that the Sub-Advisor believes are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund may also purchase securities that the Sub-Advisor believes are undervalued or attractively valued. The Sub-Advisor assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Russell 3000(R) Index.

In addition to seeking capital appreciation, the Fund seeks to achieve current income by investing in securities with a history of paying dividends. The Fund may also buy securities that do not have a history of paying dividends but are believed to offer prospects for capital growth or future income, based upon the Sub-Advisor's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The Sub-Advisor intends to assemble a portfolio of securities diversified as to companies and industries. The Sub-Advisor expects that each economic sector within the Russell 3000(R) Index will be represented in the Fund's portfolio. The Sub-Advisor may consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash

BNY Hamilton Multi-Cap Equity Fund
equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Various factors may lead the Sub-Advisor to consider selling a particular security, such as a significant change in the relevant company's senior management or its products, a deterioration in its fundamental characteristics, or if the Sub-Advisor believes the security has become overvalued.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

While the emphasis of the Fund is on growth stocks, many Fund holdings represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

If issuers of stocks in the Fund's portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign coun-


                                             BNY Hamilton Multi-Cap Equity Fund
tries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.


The Fund is the successor to the GW&K Equity Fund, which was a series of the registered investment company, the Gannet Welsh & Kotler Funds, that had an investment objective and policies, guidelines, and restrictions substantially similar to those of the Fund. The Fund commenced operations on 10/7/02 in connection with the consummation of the reorganization of the GW&K Equity Fund into the Fund. Performance information shown in the bar chart and table for Class A Shares for periods prior to 10/7/02 is based on the performance of the GW&K Equity Fund and reflects the GW&K Equity Fund's total net annual operating expenses, which, due to similar investment adviser expense limitation arrangements in place for the GW&K Equity Fund and the Fund, have historically been the same as those of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns (%)
as of 12/31/07
-----------------------------------------------------------

 [CHART]

1998    1999    2000    2001     2002
  2003    2004   2005   2006    2007
------  ------  ------  -------
-------  ------  ------  -----  -----
-----
17.68%  31.29%  12.83%  -19.62%
-27.55%  31.50%  11.72%  7.59%  11.76%
1.59%
Best Quarter: Q4 '99 +24.53%  Worst Quarter: Q3 '02 -21.54%



              Average annual total returns
              (%) as of 12/31/07*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes                -3.74   11.20    5.61
              Class A Shares Return After
               Taxes on Distributions      -5.80   10.56    4.97
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares     -0.10    9.65    4.74
              Russell 3000(R) Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  5.13   13.63    6.22


*Assumptions: All dividends and distributions are reinvested.

--------------------------------------------------------------------------------
/1/ The Russell 3000(R) Index is an unmanaged index which represents the 3,000 largest U.S. companies.

                                             BNY Hamilton Multi-Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.75
             Distribution (12b-1 fees)                       0.25
             Other expenses                                  0.27

             Total annual operating expenses/(a)(b)/         1.27


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.25% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  648     907    1,185   1,978


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A shares.


BNY Hamilton Multi-Cap Equity Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                   Year Ended December 31,
                                                           --------------------------------------
Class A Shares/1/                                           2007    2006    2005    2004    2003
--------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        16.90   15.22   14.24   12.81    9.77
                                                           ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/                          0.14    0.09    0.10    0.07    0.04
  Net realized and unrealized gain on investments            0.19    1.70    0.98    1.43    3.04
                                                           ------  ------  ------  ------  ------
  Total gain (loss) from investment operations               0.33    1.79    1.08    1.50    3.08
Dividends and distributions:
  Dividends from net investment income                      (0.14)  (0.10)  (0.10)  (0.07)  (0.04)
  Distributions from net realized gains                     (2.08)  (0.01)     --      --      --
                                                           ------  ------  ------  ------  ------
  Total dividends and distributions                         (2.22)  (0.11)  (0.10)  (0.07)  (0.04)
                                                           ------  ------  ------  ------  ------
Net asset value at end of year                              15.01   16.90   15.22   14.24   12.81
                                                           ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/    1.59   11.76    7.59   11.72   31.50

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------
Net assets at end of year ($ x 1,000)                      58,835  64,299  67,283  60,274  54,933
Ratio of net expenses to average net assets                  1.25    1.25    1.25    1.25    1.25
Ratio of expenses (before reduction) to average net assets   1.27    1.26    1.28    1.45    1.55
Ratio of net investment income to average net assets         0.80    0.57    0.70    0.50    0.32
Portfolio turnover rate                                        25       7      10      22      24


(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                             BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 S&P 500 INDEX FUND


INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)"). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its Assets (as defined below) in stocks that comprise the S&P 500(R). As of February 29, 2008, the S&P 500(R) included companies with market capitalizations of approximately $721.0 million to $482.6 billion. The Advisor (as defined in "Investment Advisor") uses a full replication approach, in which all stocks in the S&P 500(R) generally are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the S&P 500/(R)/, its performance cannot exactly match the index because the Fund incurs operating expenses. The S&P 500/(R)/ is an unmanaged group of common stocks, and therefore does not have these expenses.


The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition. The S&P 500(R) is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the index.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

BNY Hamilton S&P 500 Index Fund

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or the S&P 500(R) and/or could lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON S&P 500 INDEX FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton S&P 500 Index Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to



                                                BNY Hamilton S&P 500 Index Fund
which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus BASIC S&P 500 Stock Index Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus BASIC S&P 500 Stock Index Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus BASIC S&P 500 Stock Index Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus BASIC S&P 500 Stock Index Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus BASIC S&P 500 Stock Index Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for Investor Shares of the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. For periods prior to the commencement of operations of Investor Shares (7/25/02), performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the bar chart and the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


           Investor Shares annual total returns
           (%) as of 12/31/07
           ----------------------------------------------------------
                                               [CHART]

             2003    2004    2005     2006    2007
            ------  ------  ------   ------  ------
            27.90%  10.20%   4.29%   15.04%   4.90%

           Best Quarter: Q2 '03 +15.07%  Worst Quarter: Q4 '07 -3.49%



           Average annual total returns (%) as of
           12/31/07*
           ---------------------------------------------------------

                                                           Since
                                                         Inception
                                         1 Year 5 Years (4/28/00)/2/
           ---------------------------------------------------------
           Investor Shares Return
            Before Taxes                  4.90   12.14     1.23
           Investor Shares Return After
            Taxes on Distributions        3.68   11.19     0.51
           Investor Shares Return After
            Taxes on Distributions
            and Sale of Fund Shares       4.04   10.28     0.74
           S&P 500(R) Index (reflects no
            deduction for fees,
            expenses or taxes)/1/         5.49   12.83     1.83


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

/2/ The Fund's Institutional Shares commenced operations on 4/28/00. Index comparisons begin on 5/1/00.


                                                BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out-of-pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                          Investor
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses
               that are deducted from fund assets, as a %
               of average daily net assets)
              ----------------------------------------------------
              Management fee                                0.20
              Distribution (12b-1) fees                     0.25
              Other expenses                                0.26

              Total annual operating expenses/(a)(b)/       0.71



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Investor Shares' "Total annual operating expenses" to 0.60% of the Fund's average daily net assets allocable to Investor Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares   73     227     395     883

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Investor Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Investor Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                            Year Ended December 31,
                                                                       ---------------------------------
Investor Shares                                                         2007   2006   2005   2004   2003
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    8.81   7.98   8.26   7.60   6.00
                                                                       -----  -----  -----  -----  -----
Gain from investment operations:
  Net investment income/(a)/                                            0.14   0.11   0.10   0.12   0.08
  Net realized and unrealized gain on investments and futures           0.30   1.08   0.26   0.65   1.59
                                                                       -----  -----  -----  -----  -----
  Total gain from investment operations                                 0.44   1.19   0.36   0.77   1.67
Dividends and distributions:
  Dividends from net investment income                                 (0.14) (0.12) (0.10) (0.11) (0.07)
  Distributions from capital gains                                     (0.38) (0.24) (0.54)    --     --
                                                                       -----  -----  -----  -----  -----
  Total dividends and distributions                                    (0.52) (0.36) (0.64) (0.11) (0.07)
                                                                       -----  -----  -----  -----  -----
Net asset value at end of year                                          8.73   8.81   7.98   8.26   7.60
                                                                       -----  -----  -----  -----  -----
Total investment return based on net asset value (%)/(b)/               4.90  15.04   4.29  10.20  27.90

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    1,191  1,445    871  1,265    692
Ratio of expenses (after reduction) to average net assets               0.60   0.60   0.60   0.60   0.60
Ratio of expenses (before reduction) to average net assets              0.71   0.71   0.76   0.89   1.06
Ratio of net investment income (after reduction) to average net assets  1.51   1.40   1.26   1.49   1.17
Portfolio turnover rate                                                    5     11     49     17     40




(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                                BNY Hamilton S&P 500 Index Fund

BNY HAMILTON

 SMALL CAP CORE EQUITY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


Individual security selection is the primary investment focus of Gannett Welsh & Kotler LLC ("GW&K" or the "Sub-Advisor"), the Fund's Sub-Advisor, rather than industry allocation. The Sub-Advisor considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range of the Russell 2000(R) Index immediately following the Index's most recent rebalancing. As of its most recent rebalancing, February 29, 2008, the Russell 2000(R) Index included companies with market capitalizations of approximately $24.6 million to $6.9 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used in an attempt to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used in an attempt to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.


The Sub-Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small- capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper or lower range used by the Russell 2000(R) Index. The Fund's investment allocations to value and growth stocks may vary over time.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy). "Assets" means net assets plus the amount of borrowing for investment purposes.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

BNY Hamilton Small Cap Core Equity Fund

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or ex-tended periods can result in unpredictable declines in the value of the Fund's investments.

Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other. The Fund invests in both growth and value stocks. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the

                                        BNY Hamilton Small Cap Core Equity Fund
borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON SMALL CAP CORE EQUITY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly- owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Small Cap Core Equity Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Small Cap Stock Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Small Cap Stock Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Small Cap Stock Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Small Cap Stock Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are



BNY Hamilton Small Cap Core Equity Fund
satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Small Cap Stock Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



--------------------------------------------------------------------------------
Characteristics of Investing in Small-Cap Companies

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They potentially can grow to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.


                                        BNY Hamilton Small Cap Core Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07

----------------------------------------------------------
                                    [CHART]

 2006     2007
------   ------
10.78%    4.49%
Best Quarter: Q1 '06 +11.86%  Worst Quarter: Q2 '06 -5.86%



            Average annual total returns (%) as of 12/31/07*
            -------------------------------------------------------

                                                          Since
                                                        Inception
                                                 1 Year (3/2/05)/2/
            -------------------------------------------------------
            Class A Shares Return Before Taxes   -0.99     7.29
            Class A Shares Return After Taxes on
             Distributions                       -2.46     6.68
            Class A Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares                               0.82     6.16
            Russell 2000(R) Index (reflects no
             deduction for fees, expenses or
             taxes)/1/                           -1.55     8.19


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1/ The Russell 2000(R) Index is an unmanaged index of small U.S. companies.

/2/ The shares of the Fund were first offered on 3/2/05. Index comparisons begin on 3/2/05.


BNY Hamilton Small Cap Core Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses
              that are deducted from Fund assets, as a % of
              average daily net assets)
             ------------------------------------------------------
             Management fee                                  0.75
             Distribution (12b-1 fees)                       0.25
             Other expenses                                  0.25
             Acquired Fund fees and expenses/(a)/            0.04

             Total annual operating expenses/(b)/            1.29



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.25% of the Fund's average daily net assets allocable to Class A Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  649     913    1,195   2,000


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                        BNY Hamilton Small Cap Core Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statement, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                                 For the period
                                                                                                    March 2,
                                                                                                    2005/1/
                                                                              For the Year Ended    Through
                                                                              December 31,        December 31,
                                                                              -----------------       2005
Class A Shares/1/                                                              2007      2006    --------------
-------------------------------------------------------------------------------------------------

Per Share Data ($)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                        12.24     11.13        10.00
                                                                              --------  -------  --------------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/                                            0.03      0.01        (0.01)
  Net realized and unrealized gain on investments                              0.55      1.19         1.14
                                                                              --------  -------  --------------
  Total gain from investment operations                                        0.58      1.20         1.13
                                                                              --------  -------  --------------
Dividends and distributions:
  Dividends from net investment income                                        (0.01)    (0.01)          --
  Distributions from capital gains                                            (1.07)    (0.08)          --
                                                                              --------  -------  --------------
  Total dividends and distributions                                           (1.08)    (0.09)          --
                                                                              --------  -------  --------------
Net asset value at end of year                                                11.74     12.24        11.13
                                                                              --------  -------  --------------
Total investment return based on net asset value (%)/(b)/                      4.49     10.78        11.30

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------------
Net asset, end of year ($ x 1,000)                                            1,854     1,852        1,400
Ratio of expenses (after reduction) to average net assets                      1.25      1.25         1.25/2/
Ratio of expenses (before reduction) to average net assets                     1.25      1.25         1.47/2/
Ratio of net investment income (loss) (after reduction) to average net assets  0.21      0.05        (0.14)/2/
Portfolio turnover rate                                                          36        26           12


1 Commencement of offering of shares.
2 Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton Small Cap Core Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


Individual security selection is the Advisor's (as defined in "Investment Advisor") primary investment focus, rather than industry allocation. The Advisor considers small-capitalization companies to be those whose market capitalizations are between $100 million and $3 billion, and companies that are represented in the S&P SmallCap 600 Index (without regard to their market capitalization). Within the universe of small-capitalization companies, the Fund targets those that the Advisor believes have had above-average earnings growth and that have exceeded market expectations. As of February 29, 2008, the S&P SmallCap 600 Index included companies with market capitalizations of approximately $64.0 million to $5.2 billion. The Fund emphasizes companies in this group that the Advisor believes are strong in niche markets, and thus exert more control over the pricing and supply in their markets. The Advisor seeks companies that it believes will achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that the Advisor believes may suggest growth include, among others:


.. expanded operations;

.. new products or technologies;

.. new distribution channels;

.. generally favorable industry conditions; and

.. revitalized company management.


The Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $3 billion.


Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the

                                             BNY Hamilton Small Cap Growth Fund
main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or ex-tended periods can result in unpredictable declines in the value of the Fund's investments.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;


BNY Hamilton Small Cap Growth Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON SMALL CAP GROWTH FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Small Cap Growth Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Small Cap Stock Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Small Cap Stock Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Small Cap Stock Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Small Cap Stock Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Small Cap Stock Fund, nor is it a solicitation of any proxy.



                                             BNY Hamilton Small Cap Growth Fund

Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.


The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow potentially to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
------------------------------------------------------------------------------
                                    [CHART]

1998    1999    2000    2001     2002     2003   2004    2005    2006    2007
-----  ------  ------  ------   ------   ------  -----  ------  ------  ------
7.64%  96.65%  -1.61%  -11.90%  -21.90%  37.46%  5.59%  -2.91%   8.39%  13.10%
Best Quarter: Q4 '99 +54.71%  Worst Quarter: Q3 '01 -20.81%



              Average annual total returns (%) as of 12/31/07*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes                 7.17   10.36    8.90
              Class A Shares Return After
               Taxes on Distributions       5.36    9.20    7.38
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares      5.95    8.82    7.30
              Russell 2000(R) Growth
               Index (reflects no
               deduction for fees,
               expenses or taxes)/1/        7.03   16.49    4.31
              S&P SmallCap 600
               (reflects no deduction for
               fees, expenses or taxes)/2/ -0.30   16.04    9.03


*Assumptions: All dividends and distributions reinvested.

                                             BNY Hamilton Small Cap Growth Fund

--------------------------------------------------------------------------------
/1/ The Russell 2000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 2000(R) Index with a greater than average growth orientation.

/2/ The S&P SmallCap 600 Index is an unmanaged index which is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.75
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.30

             Total annual operating expenses/(a)/            1.30


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  650     915    1,200   2,010


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.

BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                 Year Ended December 31,
                                                          ------------------------------------
Class A Shares                                             2007   2006   2005    2004    2003
-----------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of year                      14.10  14.57   15.35   15.46   11.79
                                                          -----  -----  ------  ------  ------
Gain (loss) from investment operations:
  Net investment loss/(a)/                                (0.10) (0.13)  (0.13)  (0.14)  (0.12)
  Net realized and unrealized gain (loss) on investments   1.97   1.31   (0.30)   0.95    4.51
                                                          -----  -----  ------  ------  ------
  Total gain (loss) from investment operations             1.87   1.18   (0.43)   0.81    4.39
Distributions:
  Distributions from capital gains                        (1.31) (1.65)  (0.35)  (0.92)  (0.72)
                                                          -----  -----  ------  ------  ------
Net asset value at end of year                            14.66  14.10   14.57   15.35   15.46
                                                          -----  -----  ------  ------  ------
Total investment return based on net asset value (%)/(b)/ 13.10   8.39   (2.91)   5.59   37.46

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       3,790  6,581  74,414  95,024  54,456
Ratio of expenses to average net assets                    1.30   1.18    1.16    1.23    1.31
Ratio of net investment loss to average net assets        (0.65) (0.91)  (0.90)  (0.89)  (0.82)
Portfolio turnover rate                                      89    127      77      67      42


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                             BNY Hamilton Small Cap Growth Fund

ACCOUNT POLICIES

Each Fund in this Prospectus, except for the S&P 500 Index Fund, is offered in Class A and Institutional share classes. The S&P 500 Index Fund is offered in Investor and Institutional share classes. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each share class offered in this Prospectus.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). Shares are available on any business day that the NYSE is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund will not calculate its NAV on any day that the NYSE is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund shares are received by the Fund.

Purchase orders received by a Fund, its transfer agent, or other shareholder servicing agent (collectively referred to in this Prospectus as "a Fund (or its designee)") before the regular close of the NYSE will be executed at the NAV calculated at that day's close, plus any applicable sales charges.

Each Fund's securities are typically valued using market prices. When market prices are not readily available, each Fund will use fair value prices as determined by the Advisor's Pricing Committee subject to the procedures approved by the Board of Directors. For instance, a Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund's NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations (see discussion below regarding fair valuation of Global Real Estate Securities Fund's foreign equity securities). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Funds, except the S&P 500 Index Fund, invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, with respect to the Global Real Estate Securities Fund, the Fund has adopted fair value pricing procedures, which, among other things, generally require the Fund to fair value foreign equity securities based on values provided by a third-party vendor if there has been a significant U.S. market fluctuation that exceeds a specified threshold. Al-

Account Policies
though the threshold may be revised from time to time and the number of days in which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. As noted above, the value determined for an investment using the Fund's fair value pricing procedures may differ materially from recent market prices for the investment.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, International Equity Fund and Global Real Estate Securities Fund

                                           Class A Shares
              ---------------------------------------------------
              Sales Charge (Load)  A front-end sales charge will
                                   be imposed on shares
                                   purchased, declining from
                                   5.25% as indicated below.
              Distribution (12b-1) Subject to Annual
                                   Distribution fee of up to
                                   0.25% of the average daily net
                                   assets of the applicable Fund
                                   allocable to Class A Shares.

        Class A's Front-End Sales Charge:
        ---------------------------------------------------------------
                                                           Front-End
                                      Front-End         Sales Charge as
                                   Sales Charge as      % of Net Amount
        Amount of Purchase     % of Offering Price/1,2/   Invested/2/
        ---------------------------------------------------------------
        Less than $25,000               5.25%                5.54%
        $25,000 but less than
         $50,000                        5.00%                5.26%
        $50,000 but less than
         $100,000                       4.50%                4.71%
        $100,000 but less than
         $250,000                       3.50%                3.63%
        $250,000 but less than
         $500,000                       2.75%                2.83%
        $500,000 but less than
         $1 million                     2.00%                2.04%
        $1 million or more               None                 None

1 The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.
2 Because of rounding in the calculation of the offering price, the actual front-end sale charge paid by an investor may be higher or lower than the percentage noted above.

S&P 500 Index Fund

                                          Investor Shares
              ---------------------------------------------------
              Sales Charge (Load)  No front-end sales charge.
              Distribution (12b-1) Subject to Annual
                                   Distribution fee of up to
                                   0.25% of the average daily net
                                   assets of the S&P 500 Index
                                   Fund allocable to Investor
                                   Shares.

Sales charges (load). Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percentage of the offering price of the shares as described in the tables above. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge.

Sales charge waivers. Shareholders who held, as of January 26, 2004, Investor Shares of a BNY Hamilton Fund whose Investor Shares have been re-

                                                               Account Policies
designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund.

In addition, Class A's sales charges may be waived for employees of the Advisor or its affiliates; investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor; Directors of the Funds; legal counsel to the Funds or the Directors; certain existing shareholders who own shares in a BNY Hamilton Fund within their trust accounts; investors within wrap accounts; investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans; and investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information.

The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' prior notice to shareholders.

Sales charge reductions. Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances:

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough Class A Shares of the Funds and of any other BNY Hamilton Funds over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of Class A Shares of the Funds and of any other BNY Hamilton Funds you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. You may combine accounts of multiple BNY Hamilton
  Funds (excluding any BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or

(b)combining concurrent purchase of shares of any class of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined existing holdings of Eligible Shares.

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on the amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period. If you sold shares in the Global Real Estate Securities Fund or the International Equity Fund within a 30 day period of purchase and you exercise your reinstatement privilege, you will still be charged a redemption fee.

Additional information about the availability of reduced sales charges can be found in the Statement of Additional Information and at the Funds' website, www.bnyhamilton.com. This information is free of

Account Policies
charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information. To receive a reduction in your Class A sales charge, you must let your financial advisor or the Funds' transfer agent or distributor know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or the Funds' transfer agent or distributor to provide certain information or records, such as account statements, in order to verify your eligibility for a reduced sales charge.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a distribution (12b-1) plan with respect to the Class A Shares or Investor Shares, as applicable, of each of the Funds in this Prospectus pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan permits each Fund to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Class A Shares or Investor Shares, as applicable, of that Fund. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  initial   continuing  Minimum
                 Account Type    investment investments balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


                                                               Account Policies

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the applicable Fund to:
check payable directly to each Fund you want to
invest in to:

BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363      If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your Fund]                                  Attn: [your Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to redeem
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking institutions than what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   . declining balance
                                                   . fixed dollar amount
                                                   . fixed share quantity
                                                   . fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

As with purchase orders, redemption requests received by a Fund (or its designee) before the regular close of the NYSE will be executed at the NAV calculated at that day's close, minus the amount of any applicable redemption fee.

Minimum account balances. If you have a regular account with a Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds, usually without paying additional sales charges or between Investor Shares of a BNY Hamilton Index Fund and Class A Shares of other BNY Hamilton Funds (See "Notes on Exchanges" below). Shares to be exchanged must have a value of at least $500. You must also exchange enough Class A or Investor Shares of a Fund

                                                               Account Policies
to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares.

Notes on exchanges. When exchanging from Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor or a Sub-Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person's) identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemption In-Kind. The Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). Securities used to redeem Fund shares will be valued as set forth under "Daily NAV Calculation." A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption fee. The Global Real Estate Securities Fund and the International Equity Fund charge a 2% redemption fee on shares of the Funds redeemed or exchanged for shares of another BNY Hamilton Fund within 30 calendar days of purchase. The day after your purchase order is accepted (i.e., trade day plus
1) is considered the first day for purposes of calculating the 30-day holding period. In each case, the fee is withheld from redemption proceeds and retained by the applicable Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. The fee is intended to deter market timing and other abusive trading in the Funds and to ensure that short-term

Account Policies
investors pay their share of a Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares of the Global Real Estate Securities Fund and International Equity Fund held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first.

The redemption fee will not apply to: redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of the shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. Notwithstanding the foregoing, a redemption fee may be charged in the event that the relevant Fund or the Advisor determines that any redemptions potentially falling into one of the categories listed above are being used as part of an abusive trading strategy. In addition, the redemption fee may not be charged in certain other instances not listed above, provided that the Funds' Board of Directors is informed of any such waiver. Your financial intermediary may not recognize the same exceptions to the imposition of a redemption fee as the Funds. Check with your financial intermediary for more details. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds or any entity acting on behalf of the Funds (e.g., the Funds' distributor and its affiliates).

In addition, the Global Real Estate Securities Fund and the International Equity Fund often do not have direct access to shareholder information and are dependent upon financial intermediaries to apply redemption fees to accounts held by such financial intermediaries on behalf of multiple investors. These accounts, which may include omnibus accounts or retirement plan accounts, typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds' shares and redeemers of the Funds' shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds may request information concerning individual shareholders, the Funds generally must rely on the financial intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such financial intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such financial intermediaries will assess, collect or remit such redemption fees. In addition, a redemption fee may not apply to certain other accounts to which application of a redemption fee is not technologically feasible.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Each Fund intends to distribute substantially all of its net investment income and net capital gain (that is, the excess of long-term capital gain over short-term capital gain), if any, each taxable year to the extent required to qualify as a regulated investment company under the Internal Revenue Code and generally to avoid federal income or excise tax.

We will send you a statement each year showing the tax status of all your distributions that you receive from us. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual-fund investing in our Statement of Additional Information.

The S&P 500 Index Fund declares and pays dividends quarterly, provided there is net investment income at the end of the fiscal quarter. The Global


                                                               Account Policies

Real Estate Securities Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund and Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

Distributions are automatically paid in the form of additional Fund shares. You may notify the transfer agent in writing to:


.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.


Your taxable income is the same regardless of which option you choose. You may owe taxes on Fund distributions even if they represent income or capital gain that the Fund earned before you invested in it (and thus were included in the price you paid for your shares).


            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates


For federal income tax purposes, distributions of net investment income that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The portion of net investment income that will be qualified dividend income will vary from Fund to Fund and also from year to year.

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund). Distributions from the Funds are expected to be primarily capital gains.

A Fund's investments in REIT securities and its derivatives activities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.

A Fund's investment in foreign securities might generate income that is subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Global Real Estate Securities Fund and the International Equity Fund may be able to claim a credit or deduction with respect to foreign taxes, but it is unlikely that such credits will be available to shareholders of other Funds. In addition, a Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor

Account Policies
who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares and assuming the shares are held as capital assets. If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.


ABUSIVE TRADING

The Funds discourage frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in the Funds. However, because the Funds will not always be able to detect market timing and other abusive trading activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other abusive trading practices that may unreasonably disadvantage the Funds.

Market timing and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including by diluting the value of long-term Fund shareholders' shares, disrupting the management of the Fund, reducing the returns to long-term shareholders, causing the Fund to maintain a larger cash position than it otherwise would have, increasing transaction costs to Fund (such as brokerage commissions paid on the purchase and sale of portfolio securities), and having other negative effects on the Fund and its shareholders. These risks may be more pronounced for Funds investing significantly in certain types of securities, such as those that trade principally in foreign markets, and those that are illiquid or that do not otherwise have readily available market quotations (e.g., certain small company and high yield securities). If a Fund invests significantly in securities trading principally in foreign markets, it is at risk of being affected by time zone arbitrage. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Fund calculates its NAV (generally, 4:00 p.m. Eastern time). Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse.

The Board of Directors of the Funds have adopted policies and procedures designed to deter market timing and other abusive trading practices in the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor they believe has a history of market timing or other abusive trading or whose trading, in their judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor reviews transaction history reports and identifies all redemptions that are made within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it contacts the Funds' transfer agent and the transfer agent forwards a report

                                                               Account Policies
containing the past 30 days of activity in the respective account. All redemptions meeting the criteria are investigated for possible inappropriate trading.

On a periodic basis, the Advisor issues a report to one or more members of its senior management indicating how many transactions were reviewed during the time period covered by the report, any suspicious activity that was identified during the period, and the resolution of each situation identified (e.g., by not allowing an investor to make additional purchases or exchanges in the Funds, by closing particular accounts, and/or, if the Advisor believes that a financial intermediary is facilitating abusive activity, by refusing to take trades from that financial intermediary). See "Making Exchanges/Redeeming Shares--Redemption fee" above for a list of different types of financial intermediaries.

Certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing and other abusive trading activities in known omnibus accounts, focusing on transactions in excess of $250,000, the netting effect in omnibus accounts makes it more difficult for the Funds to identify those activities in the accounts, and the Funds may be unable to locate and restrict individual persons in the accounts who are engaged in abusive trading. Identification of particular traders may be further limited by operational systems and technical limitations in omnibus and certain other accounts.

The Funds are often dependent upon financial intermediaries to detect and monitor for market timing and other abusive trading in Fund shares. Financial intermediaries generally utilize their own policies and procedures to identify persons engaged in abusive trading, and these policies and procedures may be different than those utilized by the Funds. However, to the extent market timing or other abusive trading is identified in an omnibus account, the Funds encourage financial intermediaries to address such trading activity in a manner consistent with the Funds' policies and procedures.

The Funds have attempted to put safeguards in place to assure that financial intermediaries have implemented procedures designed to deter market timing and other abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and other abusive trading in the Funds, in particular with respect to omnibus accounts.

In addition to the trading limits described above, each of the Global Real Estate Securities Fund and the International Equity Fund charges a 2% redemption fee on Fund shares redeemed or exchanged within 30 calendar days of purchase. See "Making Exchanges/ Redeeming Shares--Redemption fee" above. The Directors also have adopted pricing policies that generally provide for the fair valuation of foreign equity securities held by the Global Real Estate Securities Fund to the extent a significant U.S. market fluctuation that exceeds a specified threshold has occurred, as described in "Daily NAV Calculation" above. These policies are reasonably designed to protect the Fund from "time zone arbitrage" with respect to its foreign securities holdings and from other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund.

The Funds seek to apply the Funds' policies and procedures uniformly to accounts with the Funds taking into account the operational differences between individual and omnibus accounts, as described above. In addition, the trade limitations described above will not apply to redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of a shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional

Account Policies
account information to the Funds to establish his or her qualification for one of these exceptions. The redemption fees described above for the Global Real Estate Securities Fund and the International Equity Fund employ similar exceptions, which are described above in "Making Exchanges/Redeeming Shares--Redemption Fee".

The Funds' policies and procedures may not successfully eliminate market timing and other abusive trading in the Funds, and may be modified at any time, including to impose more restrictive trading limitations than those set forth above. In addition, each Fund reserves the right to reject any purchase or exchange transaction at any time. Your financial intermediary may have additional procedures for identifying market timers and rejecting or otherwise restricting purchase and/or exchange transactions.

INVESTMENT ADVISOR


The investment advisor of the Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of the Bank of New York Mellon Corporation.



If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund's disclosure above for a more in-depth discussion of the Proposed Transactions.

The Advisor has appointed Gannett Welsh & Kotler, LLC ("GW&K" or a "Sub-Advisor"), located at 222 Berkeley St., Boston, MA 02116, as the sub-advisor for the Multi-Cap Equity Fund and Small Cap Core Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $8 billion, as of December 31, 2007.

The Advisor has appointed Urdang Securities Management, Inc. ("Urdang" or a "Sub-Advisor"), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, as the sub-advisor for the Global Real Estate Securities Fund. Urdang, a wholly-owned subsidiary of The Bank of New York Company, Inc. since February 2006, has advised institutional clients since 1987 and has assets under management in excess of $2 billion as of December 31, 2007.


Subject to the general oversight of the Advisor, the Sub-Advisors provide continuing investment programs for the Funds they sub-advise and make investment decisions on their behalf.

                                                               Account Policies

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.



              Fund                                     Fee
                                                    as a % of
                                                average daily net
                                                 assets (net of
                                                 any waivers or
                                                 reimbursements)
              ---------------------------------------------------
              BNY Hamilton Global Real Estate
               Securities Fund                        0.76
              BNY Hamilton International Equity
               Fund                                   0.50
              BNY Hamilton Large Cap Equity
               Fund                                   0.60
              BNY Hamilton Large Cap Growth
               Fund                                   0.60
              BNY Hamilton Large Cap Value Fund       0.60
              BNY Hamilton Multi-Cap Equity
               Fund                                   0.73
              BNY Hamilton S&P 500 Index Fund         0.10
              BNY Hamilton Small Cap Core
               Equity Fund                            0.75
              BNY Hamilton Small Cap Growth
               Fund                                   0.75


The Advisor, not the sub-advised Funds, pays the Sub-Advisors fees for their services rendered to those Funds.

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract(s) is included in the Fund's shareholder report for the period during which the Directors approved such contract(s), except that, in the case of a new Fund, a discussion of the basis for the Director's approval of the Fund's initial investment advisory contract(s) will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.

BNY Hamilton Global Real Estate Securities Fund is jointly managed by Todd Briddell, Managing Director and Chief Investment Officer of Urdang, Peter Zabierek, Senior Portfolio Manager of Urdang and Dean Frankel, Senior Portfolio Manager of Urdang. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2006. Mr. Briddell joined Urdang in 1993 as an acquisition officer and co-founded Urdang's real estate securities group in 1995. Mr. Zabierek joined Urdang in 2003 as a portfolio manager and senior securities analyst. Prior to that, he worked at Morgan Stanley as a research analyst in the firm's REIT group. Prior to joining Morgan Stanley, Mr. Zabierek was an investment banker, specializing in structuring and completing real estate and municipal capital markets transactions. Mr. Frankel joined Urdang in 1997 as an analyst and has managed assets since 1999.


BNY Hamilton International Equity Fund is managed by Denise Krisko and Lloyd Buchanan. Ms. Krisko is a Senior Portfolio Manager in the Advisor's Index Fund Management Division and a Managing Director since 2005. She has been a manager of the Fund since that time. Prior to joining the Advisor in 2005, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Mr. Buchanan has been a Portfolio Manager in the Advisor's Index Fund Management Division and a Vice President since January 2002. He has been a manager of the Fund of the Fund since April 2003.


Account Policies

BNY Hamilton Large Cap Equity Fund is managed by Irene D. O'Neill, CFA, who has been a Managing Director of the Advisor since 2006, and prior thereto had been a Vice President for more than five years. She has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning 1981, where she served as a securities analyst and portfolio manager.

BNY Hamilton Large Cap Growth Fund is managed by Ms. O'Neil. She has managed the Fund since October 2005. Biographical information for Ms. O'Neil is set forth above under BNY Hamilton Large Cap Equity Fund.


BNY Hamilton Large Cap Value Fund is managed by Brian C. Ferguson and Julianne
D. McHugh, who have been portfolio managers for the Advisor since 2008. They have managed the Fund since March 25, 2008. Ms. McHugh reports to Mr. Ferguson, although both share equal portfolio management responsibilities with respect to the Fund. Mr. Ferguson is also the Director of US Large Capitalization Equities and a Portfolio Manager for US Large Capitalization Value and Dynamic Equity strategies at The Boston Company Asset Management ("TBCAM"), an affiliate of the Advisor. He joined TBCAM as an Equity Research Analyst on the US Small and Mid Capitalization Opportunistic Value Team, focusing on financial services and consumer related stocks. Mr. Ferguson launched TBCAM's Mid-Capitalization Value Strategy and became co-Portfolio Manager of the Dreyfus Mid-Capitalization Value Fund. Prior to joining TBCAM in 1997, he was an Analyst on the Vanguard Windsor Fund at Wellington Management. Ms. McHugh is also a Portfolio Manager on TBCAM's Large Capitalization Value Strategy. She is also an Equity Research Analyst on TBCAM's Large Capitalization Value Investment Team, focusing on the financial and retail industries. Prior to joining TBCAM in 2004, Ms. McHugh was an Equity Analyst at State Street Research & Management, where she focused on the non-bank financial and retail sectors.


BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program. He has managed the Fund (and its predecessor fund) since inception in 1996.


BNY Hamilton S&P 500 Index Fund is managed by Ms. Krisko. She has managed the Fund since 2005. Biographical information for Ms. Krisko is set forth above under BNY Hamilton International Equity Fund.


BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White. He has managed the Fund since its inception in 2005. Biographical information for Mr. White is set forth above under BNY Hamilton Multi-Cap Equity Fund.


BNY Hamilton Small Cap Growth Fund is managed by Dwight E. Cowden, CFA, who is a portfolio manager of the Mellon Small Cap Stock Fund and a portfolio manager at The Dreyfus Corporation ("Dreyfus"), an affiliate of the Advisor. He also has been an employee of the Advisor and has managed the Fund since December 3, 2007. Mr. Cowden has been a portfolio manager of the Mellon Small Cap Stock Fund and at Dreyfus since April 2002. He is also a vice president of Mellon Bank, N.A., which he joined in June 1996.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK
                   THIS PAGE IS NOT PART OF THIS PROSPECTUS

For More Information

Annual and Semi-Annual Reports
These include commentary from each Fund's portfolio manager(s) on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

Portfolio Holdings
The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

Statement of Additional Information (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

These documents are also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information also may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

For information on the operation of the SEC's public reference room where these documents may be viewed and copied, call: 1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO] BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

    BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219

                                                                 PU-AC-EQ-04/08

 LOGO
                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------


                                                                 April 25, 2008


================================================================================

                                                                   Fixed Income
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                                                 Class A Shares
                                                                 Core Bond Fund
                                                           Enhanced Income Fund
                                                                High Yield Fund
                                                   Intermediate Government Fund
                                          Intermediate New York Tax-Exempt Fund
                                                   Intermediate Tax-Exempt Fund

                                                                Investor Shares
                                                    U.S. Bond Market Index Fund

              As with all mutual funds, the Securities and
              Exchange Commission has not approved or
              disapproved these securities or said whether
              the information in this prospectus is
              adequate and accurate. Anyone who indicates
              otherwise is committing a crime.               LOGO


ABOUT THE FUNDS

 5  BNY Hamilton Core Bond Fund

13  BNY Hamilton Enhanced Income Fund

22  BNY Hamilton High Yield Fund

30  BNY Hamilton Intermediate Government Fund

37  BNY Hamilton Intermediate New York Tax-Exempt Fund

44  BNY Hamilton Intermediate Tax-Exempt Fund

51  BNY Hamilton U.S. Bond Market Index Fund


ACCOUNT POLICIES

57  Daily NAV Calculation

57  Distribution Arrangements/Sales Charges

60  Distribution (12b-1) Plan

60  Opening an Account/Purchasing Shares

62  Making Exchanges/Redeeming Shares

63  Distributions and Tax Considerations

65  Abusive Trading

67  Investment Advisor

68  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 CORE BOND FUND

     CUSIP Number: Class A Shares 05561M788

 ENHANCED INCOME FUND

     CUSIP Number: Class A Shares 05561M580

 HIGH YIELD FUND

     CUSIP Number: Class A Shares 05561M549

 INTERMEDIATE GOVERNMENT FUND

     CUSIP Number: Class A Shares 05561M200

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

     CUSIP Number: Class A Shares 05561M309

 INTERMEDIATE TAX-EXEMPT FUND

     CUSIP Number: Class A Shares 05561M812

 U.S. BOND MARKET INDEX FUND

     CUSIP Number: Investor Shares 05561M671

BNY HAMILTON

 CORE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in U.S. and foreign investment-grade debt obligations (i.e., securities rated Baa3/BBB- or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), or another nationally recognized statistical rating organization, or unrated securities determined by the portfolio manager to be of comparable credit quality). The Fund may invest in securities issued or guaranteed by various types of entities, including:

.. U.S. and foreign corporations, partnerships, trusts or similar entities;

.. the U.S. government and its agencies and instrumentalities (including securities neither guaranteed nor insured by the U.S. government); and

.. foreign governments and their subdivisions, agencies, and government sponsored enterprises.

In selecting securities for the Fund's portfolio, the Advisor (as defined in "Investment Advisor") has tended to emphasize corporate bonds and securities backed by mortgages and other types of assets, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams.

The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. Under normal circumstances, the Fund invests at least 80% of its Assets in investment-grade debt obligations, as well as unrated securities considered by the portfolio manager to be of comparable quality. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund may invest up to 20% of its Assets in below investment grade debt obligations. In addition, the Fund may invest without limitation in foreign securities, which may include emerging market securities. Other than investments in foreign government obligations, the Fund's investments in foreign securities will consist of U.S. dollar-denominated securities only.

In investing the Fund's assets, an analysis of economic trends--including rate projections, inflation trends, and corporate profit outlook--is used to determine how the Fund should allocate its investments among the different types of debt securities described above.

In the corporate bond portion of the portfolio, the Fund is typically diversified across market sectors (e.g., financial services, media, retail, and telecommunications), but may emphasize different sectors at different times depending on, among other things, market conditions. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects.


In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issues based on an evaluation of relative yields.

                                                    BNY Hamilton Core Bond Fund

The Fund allocates investments among mortgage-backed securities and asset-backed securities based on relative yield and prepayment risks. The Fund selects investments in foreign government obligations based on relative yields, assessments of credit quality and expectations with respect to exchange rate movements.


Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. In addition, the Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds. In addition, the Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, but the Advisor considers it to be a more accurate gauge of a bond's sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.


The Fund also may use certain derivatives (e.g., options, futures, swaps), which are investments whose value is determined by underlying securities, indices, or reference rates. The Fund may use these instruments for speculative (i.e., non-hedging) purposes. The Fund also seeks to enhance its return by managing its exposure to non-U.S. currencies, typically through the use of foreign currency derivatives, including currency forward contracts.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A secu-


BNY Hamilton Core Bond Fund
rity backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade securities (i.e., high yield bonds or "junk bonds"). High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.


                                                    BNY Hamilton Core Bond Fund

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over- the-counter derivatives, such as swaps), foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON CORE BOND FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Core Bond Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Bond Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Bond Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.


BNY Hamilton Core Bond Fund

To effect the Proposed Transaction, BNY Mellon Bond Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Bond Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.



In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Bond Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Mortgage-Backed Securities and CMOs


The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages or securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

                                                    BNY Hamilton Core Bond Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
----------------------------------------------------------------------------
                                           [CHART]

 1998     1999   2000    2001    2002    2003    2004    2005   2006   2007
 ----     ----   ----    ----    ----    ----    ----    ----   ----   ----
 8.22%   -1.73%  9.10%   6.95%   7.92%   3.29%   3.65%   1.32%  3.57%  5.38%


Best Quarter: Q3 '98 +4.24%  Worst Quarter: Q2 '04 -2.38%



              Average annual total returns (%) as of 12/31/07*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes                 0.90   2.51     4.25
              Class A Shares Return After
               Taxes on Distributions      -0.69   1.00     2.33
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares      0.55   1.27     2.44
              Lehman Brothers
               Aggregate Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  6.97   4.43     5.97


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.

BNY Hamilton Core Bond Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.50
           Distribution (12b-1) fees                          0.25
           Other expenses                                     0.22

           Total annual operating expenses/(a)(b)/            0.97


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 0.94% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  520     721     938    1,564


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                                    BNY Hamilton Core Bond Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                                 Year Ended December 31,
                                                                            ---------------------------------
Class A Shares                                                               2007   2006   2005   2004   2003
--------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                         9.91   9.99  10.26  10.30  10.51
                                                                            -----  -----  -----  -----  -----
Gain (loss) from investment operations:
  Net investment income/(a)/                                                 0.44   0.41   0.36   0.34   0.35
  Net realized and unrealized gain (loss) on investments, foreign currency
   transactions and futures                                                  0.08  (0.06) (0.23)  0.03  (0.01)
                                                                            -----  -----  -----  -----  -----
  Total gain from investment operations                                      0.52   0.35   0.13   0.37   0.34
Dividends and distributions:
  Dividends from net investment income                                      (0.45) (0.43) (0.40) (0.39) (0.43)
  Distributions from capital gains                                             --     --     --  (0.02) (0.12)
                                                                            -----  -----  -----  -----  -----
  Total dividends and distributions                                         (0.45) (0.43) (0.40) (0.41) (0.55)
                                                                            -----  -----  -----  -----  -----
Net asset value at end of year                                               9.98   9.91   9.99  10.26  10.30
                                                                            -----  -----  -----  -----  -----
Total investment return based on net asset value (%)/(b)/                    5.38   3.57   1.32   3.65   3.29

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                         1,504  2,469  3,451  4,696  7,733
Ratio of expenses (after reduction) to average net assets                    0.94   0.94   0.93   0.99   1.04
Ratio of expenses (before reduction) to average net assets                   0.97   0.94   0.93   0.99   1.04
Ratio of net investment income (after reduction) to average net assets       4.42   4.12   3.59   3.32   3.32
Portfolio turnover rate                                                       119    108     94     72    110


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Core Bond Fund

BNY HAMILTON

 ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (i.e., rated Baa3/BBB- and above) fixed-income securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Investment-grade fixed income securities include both securities rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("rating agency"), as well as unrated securities determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality.

In pursuing the Fund's investment objective, the Advisor will seek to enhance returns by investing, in addition to the above, in various other instruments, which may include below investment grade bonds and foreign securities, as described below.

The Fund's investments may include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) foreign governments and their subdivisions, agencies, and government sponsored enterprises, and (iii) supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund typically invests a significant portion of its assets in (i) mortgage-backed securities, including collateralized mortgage obligations (CMOs), (ii) asset-backed securities, and (iii) commercial paper issued by banks or bank holding companies, finance companies, and corporations. CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available. The Fund will not invest more than 25% of its Assets in foreign securities. Other than investments in foreign government obligations, the Fund's investments in foreign securities will consist of U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis.

The Fund may invest up to 20% of its assets in below investment grade bonds (i.e., high yield bonds or "junk bonds"). These are securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's, S&P, or another rating agency, or unrated, but determined by the Advisor to be of comparable credit quality).

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest

                                              BNY Hamilton Enhanced Income Fund
in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities, and in order to maintain the Fund's ultra short duration (as defined below).

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund pursues its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (which measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short duration"). The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund's share price would rise by about 5%.

The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For purposes of mortgage- and asset-backed securities, weighted average life is used to determine the security's maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk than shorter duration bonds. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or


BNY Hamilton Enhanced Income Fund
their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade bonds, (i.e., high yield bonds or "junk bonds"). High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Because the Fund may invest to a significant extent in commercial paper issued by banks or bank holding companies and finance companies, the Fund may be vulnerable to setbacks in the financial services sector. Banks and other financial services companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign


                                              BNY Hamilton Enhanced Income Fund
economies or changes in governmental regulations affecting banks and other financial services companies.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

To the extent the Fund invests in municipal securities, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over- the-counter derivatives, such as swaps), GICs, foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund

BNY Hamilton Enhanced Income Fund
could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON ENHANCED INCOME FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Enhanced Income Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Enhanced Income Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Enhanced Income Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Enhanced Income Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Enhanced Income Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Enhanced Income Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Enhanced Income Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


                                              BNY Hamilton Enhanced Income Fund

--------------------------------------------------------------------------------
Weighted Average Life

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
---------------------------------------------------------
                                    [CHART]

2003     2004     2005     2006    2007
----     ----     ----     ----    ----
1.60%    1.02%    2.10%    4.50%   1.36%

Best Quarter: Q2 '07 +1.24%  Worst Quarter: Q4 '07 -1.83%



            Average annual total returns (%) as of 12/31/07*
            -------------------------------------------------------

                                                          Since
                                                        Inception
                                         1 Year 5 Years (5/2/02)/3/
            -------------------------------------------------------
            Class A Shares Return
             Before Taxes                -0.16   1.80      1.84
            Class A Shares Return After
             Taxes on Distributions      -1.87   0.74      0.80
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares     -0.09   0.92      0.97
            Lehman Brothers 9-12
             Month Treasury Note
             Index (reflects no
             deduction for fees,
             expenses or taxes)/1/        5.88   3.01      3.04
            Merrill Lynch US Dollar
             LIBOR 3-Month
             Constant Maturity Index
             (reflects no deduction for
             fees, expenses or taxes)/2/  5.63   3.28      3.13


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.
/2/ The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.
/3/ Class A Shares of the Fund Commenced operations on 5/2/02. Index comparisons begin on 5/1/02.

                                              BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 1.50
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.10
           Distribution (12b-1 fees)                          0.25
           Other expenses                                     0.23
           Acquired Fund fees and expenses/(a)/               0.01

           Total annual operating expenses/(b)/               0.59



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)Effective March 1, 2008, the Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 0.62% of the Fund's average daily net assets allocable to Class A Shares. Prior to March 1, 2008, the Advisor had voluntarily agreed to waive its fees and/or reimburse the Fund in order to limit the Class A Shares' "Total annual operating expenses" to 0.50% of the Fund's average daily net assets. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  209     336     474     877


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Class A Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                            Year Ended December 31,
                                                                       ---------------------------------
Class A Shares                                                          2007   2006   2005   2004   2003
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    1.98   1.98   1.99   2.00   2.00
                                                                       -----  -----  -----  -----  -----
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.10   0.09   0.05   0.03   0.03
  Net realized and unrealized gain (loss) on investments               (0.07)    --  (0.01) (0.01)    --
                                                                       -----  -----  -----  -----  -----
  Total gain from investment operations                                 0.03   0.09   0.04   0.02   0.03
Dividends:
  Dividends from net investment income                                 (0.10) (0.09) (0.05) (0.03) (0.03)
                                                                       -----  -----  -----  -----  -----
Net asset value at end of year                                          1.91   1.98   1.98   1.99   2.00
                                                                       -----  -----  -----  -----  -----
Total investment return based on net asset value (%)/(b)/               1.36   4.50   2.10   1.02   1.60

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    1,860  2,860  2,473  7,966  3,332
Ratio of expenses (after reduction) to average net assets               0.50   0.50   0.50   0.50   0.50
Ratio of expenses (before reduction) to average net assets              0.58   0.59   0.54   0.52   0.54
Ratio of net investment income (after reduction) to average net assets  4.97   4.43   2.92   1.30   1.37
Portfolio turnover rate                                                  104    126     51    105     87




(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                              BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. High yield fixed-income securities (commonly known as "junk bonds") are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or another nationally recognized statistical rating organization ("rating agency"), or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality). The Fund primarily invests in high yield fixed-income securities issued by U.S. companies.

In selecting portfolio securities for the Fund, the Advisor uses internally developed financial investment techniques to attempt to identify value and adequately control risk for the Fund.

The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. Although the Fund may invest in securities rated as low as C (or in unrated securities determined by the Advisor to be of comparable credit quality), in deciding which bonds to buy and sell, the portfolio manager emphasizes securities that are within the core segment of the high yield market, which are securities rated in the Ba/BB and B rating categories (or are unrated but determined by the Advisor to be of comparable credit quality). The Fund generally focuses on investments in securities issued by U.S. and foreign companies that have the following characteristics:


.. companies operating in industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration.

The Fund may invest up to 20% of its Assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs) (including securities neither guaranteed nor insured by the U.S. government).

The Fund's investments may include U.S. dollar denominated debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) the U.S. government and its agencies, instrumentalities, and GSEs, (iii) foreign governments and their subdivisions, agencies, and GSEs, and (iv) supranational entities (i.e., international organizations designated or supported by governmental entities to promote

BNY Hamilton High Yield Fund
economic reconstruction or development and international banking institutions and related government agencies). The Fund will not invest more than 25% of its Assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also may invest in asset-backed securities and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.

In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash and cash equivalents. Under such circumstances, it may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates falls, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.


High yield bonds or "junk bonds" in which the Fund invests are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor and subject the Fund to higher management risk, than is generally the case



                                                   BNY Hamilton High Yield Fund
with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The U.S. government securities in which the Fund may invest are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. In addition, exchange rate volatility may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

The Fund may invest in municipal securities and, accordingly, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and

BNY Hamilton High Yield Fund
utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over- the-counter derivatives, such as swaps), foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON HIGH YIELD FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton High Yield Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Premier Limited Term High Yield Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as



                                                   BNY Hamilton High Yield Fund
necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Premier Limited Term High Yield Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Premier Limited Term High Yield Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Premier Limited Term High Yield Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Premier Limited Term High Yield Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton High Yield Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
---------------------------------------------------------
                                    [CHART]

2004    2005     2006    2007
----    ----     ----    ----
7.80%   1.82%    6.29%   2.44%

Best Quarter: Q3 '04 +4.57%  Worst Quarter: Q1 '05 -1.86%



            Average annual total returns (%) as of 12/31/07*
            -------------------------------------------------------

                                                          Since
                                                        Inception
                                                 1 Year (5/1/03)/2/
            -------------------------------------------------------
            Class A Shares Return Before Taxes   -1.92     4.29
            Class A Shares Return After Taxes on
             Distributions                       -4.29     1.94
            Class A Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares                              -1.25     2.29
            Merrill Lynch BB-B Non-Distressed
             Index (reflects no deduction for
             fees, expenses or taxes)/1/          3.19     6.10


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1/ The Merrill Lynch BB-B Non-Distressed Index is an unmanaged index of BB and
    B rated corporate bonds.
/2/ The Fund commenced operations on 5/1/03. Index comparisons begin on 5/1/03.

                                                   BNY Hamilton High Yield Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return.


           Fee table (% of average net assets)
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.60
           Distribution (12b-1 fees)                          0.25
           Other expenses                                     0.20
           Acquired Fund fees and expenses/(a)/               0.01

           Total annual operating expenses/(b)/               1.06



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each of the Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.14% of the Fund's average daily net assets allocable to Class A Shares. It was not necessary for the Advisor to waive its fee or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  528     748     985    1,664


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                                                     For the Period
                                                                                                     May 1, 2003/1/
                                                                                                        Through
                                                                          Year Ended December 31,     December 31,
                                                                       --------------------------         2003
Class A Shares                                                          2007   2006   2005    2004   --------------
-----------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  9.81   9.86  10.35  10.23        10.00
                                                                       -----  -----  -----  -----    --------------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.63   0.57   0.54   0.56         0.33
  Net realized and unrealized gain (loss) on investments               (0.39)  0.02  (0.36)  0.21         0.27
                                                                       -----  -----  -----  -----    --------------
  Total gain from investment operations                                 0.24   0.59   0.18   0.77         0.60
Dividends and distributions:
  Dividends from net investment income                                 (0.68) (0.64) (0.64) (0.65)       (0.37)
  Distributions from capital gains                                        --     --  (0.03)    --/3/        --
                                                                       -----  -----  -----  -----    --------------
  Total dividends and distributions                                    (0.68) (0.64) (0.67) (0.65)       (0.37)
                                                                       -----  -----  -----  -----    --------------
Net asset value at end of year                                          9.37   9.81   9.86  10.35        10.23
                                                                       -----  -----  -----  -----    --------------
Total investment return based on net asset value (%)/(b)/               2.44   6.29   1.82   7.80         6.30

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      791    649  1,332  1,115        1,465
Ratio of expenses (after reduction) to average net assets               1.05   1.04   1.06   1.14         1.14/2/
Ratio of expenses (before reduction) to average net assets              1.05   1.04   1.06   1.23         1.49/2/
Ratio of net investment income (after reduction) to average net assets  6.66   5.83   5.45   5.49         5.60/2/
Portfolio turnover rate                                                   99    101     88     72           42



1 Commencement of investment operations.

2 Annualized.
3 Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                                   BNY Hamilton High Yield Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies (including securities neither guaranteed nor insured by the U.S. government). The Fund allocates broadly among U.S. Treasury obligations, direct U.S government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages, or portfolios of mortgage pass-through securities that typically are guaranteed by U.S. government agencies, and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

In investing the Fund's Assets, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk. In selecting other types of securities for the Fund's portfolio, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors.


Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund's share price would rise by about 5%.


Duration is measured in years, like maturity, but the Advisor (as defined in "Investment Advisor") consid-

BNY Hamilton Intermediate Government Fund ers it to be a more accurate gauge of a bond's sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.

Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities may vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed securities. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying mortgages backing the securities. The amount of market risk associated with mortgage-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-backed securities involve risk of loss of principal if obligors of the underlying mortgages default in payment of the obligations and the defaulted obligations exceed the securities' credit support.


                                      BNY Hamilton Intermediate Government Fund

In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgages, including as a result of refinancings. When mortgages are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgages. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Intermediate Government Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon Intermediate U.S. Government Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon Intermediate U.S. Government Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon Intermediate U.S. Government Fund, a newly organized fund advised by BNY Mellon Fund Advisers,


BNY Hamilton Intermediate Government Fund a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon Intermediate U.S. Government Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon Intermediate U.S. Government Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.



In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon Intermediate U.S. Government Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
Mortgage-Backed Securities and CMOs

The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages or securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

                                      BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
---------------------------------------------------------------------------
                                    [CHART]

 1998    1999    2000   2001    2002    2003    2004   2005    2006   2007
 ----    ----    ----   ----    ----    ----    ----   ----    ----   ----
 7.33%  -0.98%  10.76%  6.62%  10.22%   1.50%   2.92%  2.25%   3.32%  6.53%


Best Quarter: Q3 '01 +5.05%  Worst Quarter: Q2 '04 -2.26%



              Average annual total returns (%) as of 12/31/07*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return Before
               Taxes                        2.01   2.40     4.53
              Class A Shares Return After
               Taxes on Distributions       0.41   0.88     2.69
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares      1.27   1.14     2.73
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  8.47   3.69     5.55


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.

BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.50
           Distribution (12b-1) fees                          0.25
           Other expenses                                     0.27
           Acquired Fund fees and expenses/(a)/               0.01

           Total annual operating expenses/(b)/               1.03



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 0.90% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.
The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  526     739     969    1,631


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                      BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                             Year Ended December 31,
                                                                       -----------------------------------
Class A Shares                                                          2007   2006   2005   2004    2003
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    9.80   9.93  10.14   10.27   10.51
                                                                       -----  -----  -----  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.40   0.39   0.36    0.35    0.33
  Net realized and unrealized gain (loss) on investments                0.23  (0.07) (0.14)  (0.06)  (0.17)
                                                                       -----  -----  -----  ------  ------
  Total gain from investment operations                                 0.63   0.32   0.22    0.29    0.16
Dividends:
  Dividends from net investment income                                 (0.45) (0.45) (0.43)  (0.42)  (0.40)
                                                                       -----  -----  -----  ------  ------
Net asset value at end of year                                          9.98   9.80   9.93   10.14   10.27
                                                                       -----  -----  -----  ------  ------
Total investment return based on net asset value (%)/(b)/               6.53   3.32   2.25    2.92    1.50

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    6,015  6,319  7,161  10,505  14,896
Ratio of expenses (after reduction) to average net assets               0.90   0.90   0.90    0.98    1.04
Ratio of expenses (before reduction) to average net assets              1.02   1.03   1.03    1.11    1.14
Ratio of net investment income (after reduction) to average net assets  4.06   4.02   3.62    3.39    3.13
Portfolio turnover rate                                                   57     21     29       8      87


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. These bonds and notes are also exempt from the federal alternative minimum tax. Market conditions, however, may from time to time limit the availability of these obligations. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations whose interest is exempt from federal and New York State and City personal income taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal and/or New York State and/or City personal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features.


Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its Assets in fixed-income securities, the interest on which is subject to federal income tax, the federal alternative minimum tax, and/or New York State and/or City personal income taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

Because the Fund is considered to be non-diversified, the Fund may invest a significant percentage of its Assets in a single issuer.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt be natural disaster or terrorist attack. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or


BNY Hamilton Intermediate New York Tax-Exempt Fund other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City, along with other New York localities, receives financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

The Fund is non-diversified and may invest more than 5% of its Assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT
FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon New York Intermediate Tax-Exempt Bond Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon New York Intermediate Tax-Exempt Bond Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a newly organized fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.



The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
About New York Municipal Obligations


The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2007, they collectively have outstanding approximately $210 billion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects.


BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
------------------------------------------------------------------------
                                    [CHART]

 1998    1999   2000   2001   2002   2003   2004   2005    2006    2007
 ----    ----   ----   ----   ----   ----   ----   ----    ----    ----
 5.04%  -1.60%  8.49%  4.51%  8.42%  3.57%  2.19%  1.76%   3.38%   4.07%


Best Quarter: Q3 '02 +3.78%  Worst Quarter: Q2 '99 -1.94%



            Average annual total returns (%) as of 12/31/07*
            --------------------------------------------------------

                                             1 Year 5 Years 10 Years
            --------------------------------------------------------
            Class A Shares Return
             Before Taxes                    -0.36   2.09     3.49
            Class A Shares Return After
             Taxes on Distributions          -0.38   2.06     3.45
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares          0.91   2.23     3.46
            Lehman 5 Year G.O.
             Municipal Bond Index
             (reflects no deduction
             for fees, expenses or taxes)/1/  5.12   3.34     4.57


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------
           Shareholder Fees (fees paid directly from your
            investment)
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.50
           Distribution (12b-1) fees                          0.25
           Other expenses                                     0.25

           Total annual operating expenses/(a)(b)/            1.00


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 0.84% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  523     730     954    1,598


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                         Year Ended December 31,
                                                                ----------------------------------------
Class A Shares                                                   2007     2006     2005    2004    2003
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             10.76   10.75     10.90   11.01   11.02
                                                                ------  ------    ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                      0.35    0.34      0.33    0.32    0.35
  Net realized and unrealized gain (loss) on investments          0.08    0.01     (0.14)  (0.08)   0.04
                                                                ------  ------    ------  ------  ------
  Total gain from investment operations                           0.43    0.35      0.19    0.24    0.39
Dividends and distributions:
  Dividends from net investment income                           (0.36)  (0.34)    (0.33)  (0.32)  (0.35)
  Distributions from capital gains                               (0.01)     --/1/  (0.01)  (0.03)  (0.05)
                                                                ------  ------    ------  ------  ------
  Total dividends and distributions                              (0.37)  (0.34)    (0.34)  (0.35)  (0.40)
                                                                ------  ------    ------  ------  ------
Net asset value at end of year                                   10.82   10.76     10.75   10.90   11.01
                                                                ------  ------    ------  ------  ------
Total investment return based on net asset value (%)/(b)/         4.07    3.38      1.76    2.19    3.57

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             17,153  18,131    20,164  22,844  26,354
Ratio of expenses (after reduction) to average net assets         0.84    0.84      0.84    0.94    1.04
Ratio of expenses (before reduction) to average net assets        1.00    1.01      1.02    1.11    1.17
Ratio of net investment income (after reduction) to average net
 assets                                                           3.31    3.21      3.00    2.93    3.15
Portfolio turnover rate                                             17      13        16      11      10


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
1 Less than $0.01 per share.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features.


Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.


The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its Assets in fixed-income securities, the interest on which is subject to federal income tax and/or the federal alternative minimum tax. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable

BNY Hamilton Intermediate Tax-Exempt Fund investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio


                                      BNY Hamilton Intermediate Tax-Exempt Fund
manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Intermediate Tax-Exempt Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the BNY Mellon National Intermediate Municipal Bond Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The BNY Mellon National Intermediate Municipal Bond Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The BNY Mellon National Intermediate Municipal Bond Fund, a fund advised by BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the BNY Mellon National Intermediate Municipal Bond Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the BNY Mellon National Intermediate Municipal Bond Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


BNY Hamilton Intermediate Tax-Exempt Fund

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


                                      BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/07
-----------------------------------------------------------------------------
                                    [CHART]

 1998    1999    2000    2001    2002    2003    2004   2005    2006    2007
 ----    ----    ----    ----    ----    ----    ----   ----    ----    ----
 4.95%  -2.22%   9.03%   4.32%   9.28%   3.19%   1.98%  1.17%   3.18%   3.56%

Best Quarter: Q3 '02 +4.08%  Worst Quarter: Q2 '99 -2.37%



              Average annual total returns (%) as of 12/31/07*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes                -0.86   1.71     3.34
              Class A Shares Return After
               Taxes on Distributions      -0.88   1.60     3.19
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares      0.53   1.88     3.29
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  5.12   3.34     4.57


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

/1/ The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.


BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.50
           Distribution (12b-1) fees                          0.25
           Other expenses                                     0.19

           Total annual operating expenses/(a)(b)/            0.94


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.04% of the Fund's average daily net assets allocable to Class A Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  517     712     923    1,531

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                      BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                            Year Ended December 31,
                                                                       ---------------------------------
Class A Shares                                                          2007      2006      2005      2004      2003
---------------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    9.87      9.88     10.12     10.30     10.49
                                                                       -----     -----     -----     -----     -----
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.31      0.30      0.29      0.29      0.31
  Net realized and unrealized gain (loss) on investments                0.03      0.01     (0.18)    (0.09)     0.02
                                                                       -----     -----     -----     -----     -----
  Total gain from investment operations                                 0.34      0.31      0.11      0.20      0.33
Dividends and distributions:
  Dividends from net investment income                                 (0.31)    (0.30)    (0.29)    (0.29)    (0.32)
  Distributions from capital gains                                     (0.01)    (0.02)    (0.06)    (0.09)    (0.20)
                                                                       -----     -----     -----     -----     -----
  Total dividends and distributions                                    (0.32)    (0.32)    (0.35)    (0.38)    (0.52)
                                                                       -----     -----     -----     -----     -----
Net asset value at end of year                                          9.89      9.87      9.88     10.12     10.30
                                                                       -----     -----     -----     -----     -----
Total investment return based on net asset value (%)/(b)/               3.56      3.18      1.17      1.98      3.19

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      593     1,404     1,667     2,380     2,847
Ratio of expenses (after reduction) to average net assets               0.94      0.94      0.94      1.01      1.04
Ratio of expenses (before reduction) to average net assets              0.94      0.94      0.94      1.02      1.04
Ratio of net investment income (after reduction) to average net assets  3.14      3.06      2.95      2.87      2.97
Portfolio turnover rate                                                   14        26        41        31        36


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the Lehman Bond Index as closely as possible. Through the use of portfolio sampling, the Fund is substantially invested in bonds that comprise the Lehman Bond Index and invests at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the Lehman Bond Index, its performance cannot exactly match the index because the Fund incurs operating expenses. The Lehman Bond Index is an unmanaged index of bonds, and therefore does not have these expenses.


The Lehman Bond Index is a broad-based index that covers the U.S. investment-grade fixed-rate bond market and is comprised of investment-grade U.S. government and government agency bonds, corporate bonds, mortgage-backed bonds (including mortgage-backed securities issued or guaranteed by U.S. government agencies and mortgage-backed securities issued by private issuers) and asset-backed bonds. These bonds are denominated in U.S. dollars, and, in general, have remaining maturities (an average life calculation is used in the case of certain mortgage-backed and asset-backed securities) of at least one year. Investment-grade securities included in the Lehman Bond Index are securities rated Baa3/BBB- or above using the middle rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch, Inc. ("Fitch"), respectively. As of February 29, 2008, the average maturity of securities in the Lehman Bond Index was 6.97 years, and the credit quality of securities in the Index ranged from AAA+ to BBB- (by S&P) and from Aaa+ to Baa- (by Moody's). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.


MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the

                                       BNY Hamilton U.S. Bond Market Index Fund
duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


BNY Hamilton U.S. Bond Market Index Fund

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON U.S. BOND MARKET INDEX FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton U.S. Bond Market Index Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Bond Market Index Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Bond Market Index Fund will be managed using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Bond Market Index Fund, a fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Bond Market Index Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Bond Market Index Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


                                       BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

The Investor Shares of the Fund commenced operations on 9/27/02. For the period from 4/28/00 through 9/26/02 (prior to the commencement of operations of Investor Shares), performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of Investor Shares, it would have been lower than what is reflected in the bar chart and the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Investor Shares annual total returns
(%) as of 12/31/07
---------------------------------------------------------
                                    [CHART]

  2003  2004   2005   2006   2007
  ----  ----   ----   ----   ----
  3.46% 4.00%  1.85%  3.77%  6.65%

Best Quarter: Q3 '06 +3.66%  Worst Quarter: Q2 '04 -2.54%




              Average annual total returns (%) as of
              12/31/07*
              ---------------------------------------------------

                                                        Since
                                                      Inception
                                      1 Year 5 Years (4/28/00)/2/
              ---------------------------------------------------
              Investor Shares Before
               Taxes                   6.65   3.93      6.08
              Investor Shares Return
               After Taxes on
               Distributions           4.81   2.24      4.03
              Investor Shares Return
               After Taxes on
               Distributions and Sale
               of Fund Shares          4.28   2.36      3.97
              Lehman Brothers
               Aggregate Bond Index
               (reflects no deduction
               for fees, expenses or
               taxes)/1/               6.97   4.43      6.55


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.

/2/ The Fund's Institutional Shares commenced operations on 4/28/00. Index comparisons begin on 5/1/00.


BNY Hamilton U.S. Bond Market Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return. Since the Fund is "no-load", shareholders pay no sales charges or other out-of-pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                          Investor
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses
               that are deducted from fund assets, as a %
               of average daily net assets)
              ----------------------------------------------------
              Management fee                                0.20
              Distribution (12b-1) fees                     0.25
              Other expenses                                0.32

              Total annual operating expenses/(a)(b)/       0.77


(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Investor Shares' "Total annual operating expenses" to 0.60% of the Fund's average daily net assets allocable to Investor Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares   79     246     428     954


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


                                       BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Investor Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Investor Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                             Year Ended December 31,
                                                                       -----------------------------------
Investor Shares                                                         2007   2006   2005    2004    2003
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.25  10.37  10.65  10.73    10.86
                                                                       -----  -----  -----  -----    -----
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.48   0.45   0.41   0.41     0.36
  Net realized and unrealized gain (loss) on investments                0.18  (0.07) (0.22)  0.01     0.01
                                                                       -----  -----  -----  -----    -----
  Total gain from investment operations                                 0.66   0.38   0.19   0.42     0.37
Dividends and distributions:
  Dividends from net investment income                                 (0.51) (0.50) (0.47) (0.50)   (0.49)
  Distributions from capital gains                                        --     --     --     --/1/ (0.01)
                                                                       -----  -----  -----  -----    -----
  Total dividends and distributions                                    (0.51) (0.50) (0.47) (0.50)   (0.50)
                                                                       -----  -----  -----  -----    -----
Net asset value at end of year                                         10.40  10.25  10.37  10.65    10.73
                                                                       -----  -----  -----  -----    -----
Total investment return based on net asset value (%)/(b)/               6.65   3.77   1.85   4.00     3.46

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      122    230    203     92      108
Ratio of expenses (after reduction) to average net assets               0.60   0.60   0.60   0.60     0.60
Ratio of expenses (before reduction) to average net assets              0.77   0.78   0.79   0.86     0.89
Ratio of net investment income (after reduction) to average net assets  4.65   4.42   3.88   3.77     3.38
Portfolio turnover rate                                                   32     30    114     73      131



1 Less than $0.01 per share.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

Each Fund in this Prospectus, except for the U.S. Bond Market Index Fund, is offered in Class A and Institutional share classes. The U.S. Bond Market Index Fund is offered in Investor and Institutional share classes. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each share class offered in this Prospectus.

DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). In the case of all Funds, shares are available on any business day that the NYSE and the Federal Reserve Bank of New York are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. Each Fund will not calculate its NAV on any day that the NYSE or Federal Reserve Bank of New York is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund shares are received by the Fund.


Purchase orders received by a Fund, its transfer agent, or other shareholder servicing agent (collectively referred to in this Prospectus as "a Fund (or its designee)") before the regular close of the NYSE will be executed at the NAV calculated at that day's close, plus any applicable sales charges.

Each Fund's securities are typically valued using market prices. When market prices are not readily available, each Fund will use fair value prices as determined by the Advisor's Pricing Committee subject to the procedures approved by the Board of Directors. For instance, a Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund's NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Core Bond Fund, High Yield Fund and Enhanced Income Fund invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

                                                               Account Policies

Core Bond Fund, High Yield Fund, Intermediate Government Fund, Intermediate New York Tax-Exempt Fund, and Intermediate Tax-Exempt Fund

                                           Class A Shares
               --------------------------------------------------
               Sales Charge (Load)  A front-end sales charge will
                                    be imposed on shares
                                    purchased, declining from
                                    4.25% as indicated below.
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the applicable
                                    Fund allocable to Class A
                                    Shares.

       Class A's Front-End Sales Charge:
       ------------------------------------------------------------------

                                                           Front-End
                                     Front-End          Sales Charge as
                                  Sales Charge as          % of Net
       Amount of Purchase     % of Offering Price/1,2/ Amount Invested/2/
       ------------------------------------------------------------------
       Less than $50,000               4.25%                 4.44%
       $50,000 but less than
        $100,000                       3.75%                 3.90%
       $100,000 but less than
        $250,000                       3.25%                 3.36%
       $250,000 but less than
        $500,000                       2.25%                 2.30%
       $500,000 but less than
        $1 million                     1.50%                 1.52%
       $1 million or more               None                  None

1 The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.
2 Because of rounding in the calculation of the offering price, the actual front-end sale charge paid by an investor may be higher or lower than the percentage noted above.
Enhanced Income Fund

                                           Class A Shares
               --------------------------------------------------
               Sales Charge (Load)  A front-end sales charge will
                                    be imposed on shares
                                    purchased, declining from
                                    1.50% as indicated below.
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the Enhanced
                                    Income Fund allocable to
                                    Class A Shares.

       Class A's Front-End Sales Charge:
       ------------------------------------------------------------------

                                                           Front-End
                                     Front-End          Sales Charge as
                                  Sales Charge as          % of Net
       Amount of Purchase     % of Offering Price/1,2/ Amount Invested/2/
       ------------------------------------------------------------------
       Less than $500,000              1.50%                 1.52%
       $500,000 but less than
        $1 million                     1.00%                 1.01%
       $1 million or more               None                  None

1 The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.
2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

U.S. Bond Market Index Fund

                                           Investor Shares
            --------------------------------------------------------
            Sales Charge (Load)  No front-end sales charge.
            Distribution (12b-1) Subject to Annual Distribution fee
                                 of up to 0.25% of the average daily
                                 net assets of the U.S. Bond Market
                                 Index Fund allocable to Investor
                                 Shares.

Account Policies

Sales charges (load). Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percentage of the offering price of the shares as described in the tables above. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge.

Sales charge waivers. Shareholders who held, as of January 26, 2004, Investor Shares of a BNY Hamilton Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund.

In addition, Class A's sales charges may be waived for employees of the Advisor or its affiliates; investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor; Directors of the Funds; legal counsel to the Funds or the Directors; certain existing shareholders who own shares in a BNY Hamilton Fund within their trust accounts; investors within wrap accounts; investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans; and investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information.

The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' prior notice to shareholders.

Sales charge reductions. Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances:

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough Class A Shares of the Funds and of any other BNY Hamilton Funds over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of Class A Shares of the Funds and of any other BNY Hamilton Funds you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. You may combine accounts of multiple BNY Hamilton
  Funds (excluding any BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or

(b)combining concurrent purchase of shares of any class of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined existing holdings of Eligible Shares.


                                                               Account Policies

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on the amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period.

Additional information about the availability of reduced sales charges can be found in the Statement of Additional Information and at the Funds' website, www.bnyhamilton.com. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information. To receive a reduction in your Class A sales charge, you must let your financial advisor or the Funds' transfer agent or distributor know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or the Funds' transfer agent or distributor to provide certain information or records, such as account statements, in order to verify your eligibility for a reduced sales charge.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a distribution (12b-1) plan with respect to the Class A Shares or Investor Shares, as applicable, of each of the Funds in this Prospectus pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan permits each Fund to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Class A Shares or Investor Shares, as applicable, of that Fund. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  Initial   Continuing  Minimum
                 Account Type    Investment Investments Balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


Account Policies

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the applicable Fund to:
check payable directly to each Fund you want to    BNY Hamilton Funds, Inc.
invest in to:                                      P.O. Box 182785
BNY Hamilton Funds, Inc.                           Columbus, OH 43218-2785
P.O. Box 182785                                    If possible, include a tear-off payment stub from one of your
Columbus, OH 43218-2785                            transaction confirmation statements.
For all enrollment forms, call 1-800-426-9363

Wire
----------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your Fund]                                  Attn: [your Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to redeem
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking institutions that what is on file
                                                   .you have changed your account address within the last
                                                    10 days

Dealer
-----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

As with purchase orders, redemption requests received by a Fund (or its designee) before the regular close of the NYSE will be executed at the NAV calculated at that day's close.

Minimum account balances. If you have a regular account with a Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds, usually without paying additional sales charges or between Investor Shares of a BNY Hamilton Index Fund and Class A Shares of other BNY Hamilton Funds (See "Notes on Exchanges" below). Shares to be exchanged must have a value of at least $500. You must also

Account Policies
exchange enough Class A or Investor Shares of a Fund to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares.

Notes on exchanges. When exchanging from Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor or a Sub-Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). Securities used to redeem Fund shares will be valued as set forth under "Daily NAV Calculation." A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Each Fund intends to distribute substantially all of its net investment income and net capital gain (that is, the excess of long-term capital gain over short-term capital gain), if any, each taxable year to the extent required to qualify as a regulated investment company under the Internal Revenue Code and generally to avoid federal income or excise tax.

We will send you a statement each year showing the tax status of all your distributions that you receive from us. The laws governing taxes change frequently,



                                                               Account Policies
however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual-fund investing in our Statement of Additional Information.

Each of the Fixed Income Funds pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The Enhanced Income Fund, High Yield Fund, Intermediate New York Tax-Exempt Fund, Intermediate Tax-Exempt Fund and U.S. Bond Market Index Fund declare dividends of net investment income daily. The Core Bond Fund and Intermediate Government Fund declare dividends of net investment income monthly. Distributions are automatically paid in the form of additional Fund shares. You may notify the transfer agent in writing to:


.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.


Your taxable income is the same regardless of which option you choose. You may owe taxes on Fund distributions even if they represent income or capital gain that the Fund earned before you invested in it (and thus were included in the price you paid for your shares).


           Type of Distribution          Applicable Federal Tax Rates
           ----------------------------------------------------------
           "Qualified dividend income"      Capital gains rates
           from net investment income
           Other dividends from net         Ordinary income rates
           investment income
           Short-term capital gains         Ordinary income rates
           Long-term capital gains          Capital gains rates
           Dividends from net tax-exempt    Tax-free
           income


For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest dividends, which are discussed below) that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The portion of net investment income that will be qualified dividend income will vary from Fund to Fund and also from year to year.

With respect to each of the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, (together, the "Tax-Exempt Funds"), if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the Assets of each of the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from the New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes).



Account Policies

The Supreme Court recently heard (but has not yet ruled on) an appeal of a state-court decision that might significantly affect the taxation of municipal bonds. You should consult your tax advisor for additional information on the consequences of your investment in the Funds, particularly in the Intermediate New York Tax-Exempt Fund.


Shareholders that receive social security or railroad retirement benefits should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.


The Tax-Exempt Funds may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Funds that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Funds may be taxable.

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund).


Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.


A Fund's investments in certain debt securities, mortgage-backed securities and asset-backed securities, REMIC securities and derivatives activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares and assuming the shares were held as capital assets. If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.


ABUSIVE TRADING

The Funds discourage frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in the Funds. However, because the Funds will not always be able to detect market timing and other abusive trading activity, investors should not assume that


                                                               Account Policies
the Funds will be able to detect or prevent all market timing or other abusive trading practices that may unreasonably disadvantage the Funds.

Market timing and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including by diluting the value of long-term Fund shareholders' shares, disrupting the management of the Fund, reducing the returns to long-term shareholders, causing the Fund to maintain a larger cash position than it otherwise would have, increasing transaction costs to Fund (such as brokerage commissions paid on the purchase and sale of portfolio securities), and having other negative effects on the Fund and its shareholders. These risks may be more pronounced for Funds investing significantly in certain types of securities, such as those that trade principally in foreign markets, and those that are illiquid or that do not otherwise have readily available market quotations (e.g., certain small company and high yield securities). If a Fund invests significantly in securities trading principally in foreign markets, it is at risk of being affected by time zone arbitrage. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Fund calculates its NAV (generally, 4:00 p.m. Eastern time). Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse.

The Board of Directors of the Funds have adopted policies and procedures designed to deter market timing and other abusive trading practices in the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor they believe has a history of market timing or other abusive trading or whose trading, in their judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor reviews transaction history reports and identifies all redemptions that are made within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it contacts the Funds' transfer agent and the transfer agent forwards a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria are investigated for possible inappropriate trading.

On a periodic basis, the Advisor issues a report to one or more members of its senior management indicating how many transactions were reviewed during the time period covered by the report, any suspicious activity that was identified during the period, and the resolution of each situation identified (e.g., by not allowing an investor to make additional purchases or exchanges in the Funds, by closing particular accounts, and/or, if the Advisor believes that a financial intermediary is facilitating abusive activity, by refusing to take trades from that financial intermediary). See "Making Exchanges/Redeeming Shares--Redemption fee" above for a list of different types of financial intermediaries.

Certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing and other abusive trading activities in known omnibus accounts, focusing on transactions in excess of $250,000, the netting effect in omnibus accounts makes it more difficult for the Funds to identify those activities in the accounts, and the Funds may be unable to locate and restrict individual persons in the accounts who are engaged in abusive trading. Identification of particular traders may be further limited by operational systems and technical limitations in omnibus and certain other accounts.


Account Policies

The Funds are often dependent upon financial intermediaries to detect and monitor for market timing and other abusive trading in Fund shares. Financial intermediaries generally utilize their own policies and procedures to identify persons engaged in abusive trading, and these policies and procedures may be different than those utilized by the Funds. However, to the extent market timing or other abusive trading is identified in an omnibus account, the Funds encourage financial intermediaries to address such trading activity in a manner consistent with the Funds' policies and procedures.

The Funds have attempted to put safeguards in place to assure that financial intermediaries have implemented procedures designed to deter market timing and other abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and other abusive trading in the Funds, in particular with respect to omnibus accounts.


The Funds seek to apply the Funds' policies and procedures uniformly to accounts with the Funds taking into account the operational differences between individual and omnibus accounts, as described above. In addition, the trade limitations described above will not apply to redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of a shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions.


The Funds' policies and procedures may not successfully eliminate market timing and other abusive trading in the Funds, and may be modified at any time, including to impose more restrictive trading limitations than those set forth above. In addition, each Fund reserves the right to reject any purchase or exchange transaction at any time. Your financial intermediary may have additional procedures for identifying market timers and rejecting or otherwise restricting purchase and/or exchange transactions.

INVESTMENT ADVISOR


The investment advisor of the Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.

If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund's disclosure above for a more in-depth discussion of the Proposed Transactions.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.



                                                               Account Policies

               Fund                                  Fee
                                                  as a % of
                                                average daily
                                              net assets (net of
                                                 any waivers
                                              or reimbursements)
               -------------------------------------------------
               BNY Hamilton Core Bond Fund           0.47
               BNY Hamilton Enhanced Income
                Fund                                 0.02
               BNY Hamilton High Yield Fund          0.55
               BNY Hamilton Intermediate
                Government Fund                      0.38
               BNY Hamilton Intermediate New
                York Tax-Exempt Fund                 0.34
               BNY Hamilton Intermediate Tax-
                Exempt Fund                          0.50
               BNY Hamilton U.S. Bond Market
                Index Fund                           0.03




A discussion of the basis for the Directors' approval of each Fund's investment advisory contract(s) is included in the Fund's shareholder report for the period during which the Directors approved such contract(s).

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Core Bond Fund is managed by John Flahive, CFA, who is the director of fixed income in the Private Wealth Management Group of Mellon Asset Management ("Mellon"), an affiliate of the Advisor. He also has been an employee of the Advisor and has managed the Fund since November 1, 2007 and is responsible for all fixed income management within the Private Wealth Management Group. He has over 20 years of investment experience and has been a senior portfolio manager with Mellon since 1994. Prior to joining Mellon, he was a senior portfolio manager and vice president with Neuberger Berman Asset Management Inc., and a vice president and associate portfolio manager with T. Rowe Price Associates Inc.



BNY Hamilton Enhanced Income Fund is managed by Laurie Carroll and Ted Bair, who have been portfolio managers for the Advisor since 2008. They have managed the Fund since March 3, 2008. Mr. Bair reports to Ms. Carroll, although both share equal portfolio management responsibilities in respect of the Fund.
Ms. Carroll is also the Managing Director of Short Duration, Beta and Stable Value Strategies at Standish Mellon Asset Management ("Standish"), an affiliate of the Advisor. She joined Standish in 1986 as a portfolio manager for active core and short duration strategies. Ms. Carroll has been a participant in the fixed income market since 1981, when she was an assistant vice president for money market instruments at AIM Advisors, Inc. Mr. Bair is also a Senior Portfolio Manager for Short Duration Strategies at Standish, responsible for portfolio management in short duration, enhanced short duration, and futures overlay strategies. He joined Standish in 1995.

BNY Hamilton High Yield Fund is managed by Karen Bater, CFA, who has been a portfolio manager for the Advisor since 2007. She has managed the Fund since January 2, 2008. Ms. Bater is also Director of High Yield Strategies at Standish Mellon Asset Management ("Standish"), an affiliate of the Advisor. Ms. Bater is responsible for managing Standish's High Yield portfolios. She joined Standish in 2007 from NWD (formerly Gartmore Global Investments). She joined NWD in 2000 and served as a senior portfolio manager. Prior to NWD, Ms. Bater was a portfolio manager at CoreStates Investment Advisors, which she joined in 1986.

BNY Hamilton Intermediate Government Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.



Account Policies

BNY Hamilton Intermediate Tax-Exempt Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

BNY Hamilton U.S. Bond Market Index Fund is managed by Nancy Rogers, who is a Senior Portfolio Manager for Index Strategies at Standish. She also has been an employee of the Advisor and has managed the Fund since November 1, 2007. She is responsible for managing and trading several large bond index portfolios, including separate, commingled, and mutual fund accounts. She joined Standish in 1987 and has over 20 years experience in bond indexing and has managed aggregate, government, credit, and custom indices.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS.
[LOGO] BNY
       HAMILTON
       FUNDS
       ADVISED BY THE BANK OF NEW YORK

For More Information

Annual and Semi-Annual Reports
These include commentary from each Fund's portfolio manager(s) on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

Portfolio Holdings
The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

Statement of Additional Information (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

These documents are also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information also may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

For information on the operation of the SEC's public reference room where these documents may be viewed and copied, call: 1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO] BNY
       HAMILTON
       FUNDS
       ADVISED BY THE BANK OF NEW YORK

    BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219

                                                                 PU-AC-FI-04/08

[LOGO]

BNY
HAMILTON

                                  PROSPECTUS



                                APRIL 25, 2008


[LOGO]

BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK




   MONEY FUND

   TREASURY MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   TAX-EXEMPT MONEY FUND

   INSTITUTIONAL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

10  BNY Hamilton Treasury Money Fund

15  BNY Hamilton U.S. Government Money Fund

20  BNY Hamilton 100% U.S. Treasury Securities Money Fund

25  BNY Hamilton Tax-Exempt Money Fund


ACCOUNT POLICIES

29  Daily NAV Calculation

29  Wire Order Processing

29  Monthly Statements

29  Distributions and Tax Considerations

31  Purchasing and Redeeming Institutional Shares

33  Abusive Trading

33  Investment Advisor

    Portfolio Managers

34  Additional Information About Certain Funds' Investment Strategies


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M333

 TREASURY MONEY FUND

     CUSIP Number: 05561M291

 U.S. GOVERNMENT MONEY FUND

     CUSIP Number: 05561M234

 100% U.S. TREASURY SECURITIES MONEY FUND

     CUSIP Number: 05561M283

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M176

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest

                                                        BNY Hamilton Money Fund
or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury obligations) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton Money Fund

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Money Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Money Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



To effect the Proposed Transaction, The Dreyfus Institutional Reserves Money Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Money Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Money Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Money Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.




                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns (%) as of 12/31/07
---------------------------------------------------------
                                [CHART]

      2006        2007
      ----        ----
      5.05%       5.30%



Best Quarter: Q3 '07 +1.34%  Worst Quarter: Q1 '06 +1.09%



                   Average annual total returns (%) as of 12/31/07*
                   -------------------------------------------------

                                                        Since
                                                      Inception
                                           1 Year    (11/15/05)/1/
                   -------------------------------------------------
                   Institutional Shares     5.30         5.11


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.07
            Servicing fee                                 None
            Other expenses                                0.08

            Total annual operating expenses               0.15


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   15     48      85      192


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Institutional Shares of the Fund were first offered on 11/15/05.

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                             For the period
                                                                              November 15,
                                                         For the Year Ended      2005*
                                                            December 31,        Through
                                                         ------------------   December 31,
Institutional Shares                                        2007      2006        2005
-----------------------------------------------------------------------------

Per Share Data: ($)
-------------------------------------------------------------------------------------------
Net asset value at beginning of period                        1.00     1.00        1.00
                                                         ---------  -------  --------------
Gain from investment operations
  Net investment income/(a)/                                 0.052    0.049       0.005
Dividends
  Dividends from net investment income                      (0.052)  (0.049)     (0.005)
                                                         ---------  -------  --------------
Net asset value at end of year                                1.00     1.00        1.00
                                                         ---------  -------  --------------
Total Return: (%)
  Total investment return based on net asset value/(b)/       5.30     5.05        0.50

Ratios/Supplemental Data: (%)
-------------------------------------------------------------------------------------------
Net assets at end of year (000's omitted)                3,500,461  531,689      47,288
  Ratio of expenses to average net assets                     0.15     0.14        0.14**
  Ratio of net investment income to average net assets        5.14     5.09        4.08**


*  Commencement of offering of shares.
** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.


The Fund also invests in repurchase agreements that are fully collateralized by securities backed by the full faith and credit of the U.S. government to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury or other security to the Fund and agrees to repurchase it at a specific time and price.


The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the

BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON TREASURY MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton Treasury Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Treasury Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



                                               BNY Hamilton Treasury Money Fund

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Treasury Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.



In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.





BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns (%) as of 12/31/07
---------------------------------------------------------
                           [CHART]

                       2006          2007
                      ------        -----
                       4.87%        4.83%


Best Quarter: Q4 '06 +1.30%  Worst Quarter: Q4 '07 +1.03%



                   Average annual total returns (%) as of 12/31/07*
                   -------------------------------------------------

                                                        Since
                                                      Inception
                                           1 Year    (11/15/05)/1/
                   -------------------------------------------------
                   Institutional Shares     4.83         4.79


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net asset)
            -------------------------------------------------------
            Management fee                                0.07
            Servicing fee                                 None
            Other expenses                                0.08

            Total annual operating expenses               0.15

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   15     48      85      192

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Institutional Shares of the Fund commenced operations on 11/15/05.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                            For the period
                                                                             November 15,
                                                         For the Year Ended     2005*
                                                           December 31,        Through
                                                         -----------------   December 31,
Institutional Shares                                       2007     2006         2005
----------------------------------------------------------------------------

Per Share Data: ($)
------------------------------------------------------------------------------------------
Net asset value at beginning of period                      1.00     1.00         1.00
                                                         --------  -------  --------------
Gain from investment operations
  Net investment income/(a)/                               0.047    0.048        0.005
Dividends
  Dividends from net investment income                    (0.047)  (0.048)      (0.005)
                                                         --------  -------  --------------
Net asset value at end of year                              1.00     1.00         1.00
                                                         --------  -------  --------------
Total Return: (%)
  Total investment return based on net asset value/(b)/     4.83     4.87         0.50

Ratios/Supplemental Data: (%)
------------------------------------------------------------------------------------------
Net assets at end of year (000's omitted)                369,937   31,683       13,999
  Ratio of expenses to average net assets                   0.15     0.15         0.16**
  Ratio of net investment income to average net assets      4.58     4.79         3.85**


*  Commencement of offering of shares.
** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

BNY Hamilton Treasury Money Fund

BNY HAMILTON

 U.S. GOVERNMENT MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in:

.. debt securities issued or guaranteed by the U.S. Government (including U.S.
  Treasury securities), or by U.S. Government agencies or instrumentalities.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury and other U.S. Government securities to enhance yields. Repurchase agreement are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will

                                        BNY Hamilton U.S. Government Money Fund
be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton U.S. Government Money Fund

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON U.S. GOVERNMENT MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton U.S. Government Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Government Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Government Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



To effect the Proposed Transaction, The Dreyfus Institutional Reserves Government Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Government Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Government Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Government Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.




                                        BNY Hamilton U.S. Government Money Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.



Annual total returns (%) as of 12/31/07
---------------------------------------------------------
                           [CHART]

                               2007
                              -----
                              5.06%


Best Quarter: Q2 '07 +1.28%  Worst Quarter: Q4 '07 +1.13%



                   Average annual total returns (%) as of 12/31/07*
                   -------------------------------------------------

                                                        Since
                                                      Inception
                                           1 Year    (11/01/06)/1/
                   -------------------------------------------------
                   Institutional Shares     5.06         5.10



*Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.08
            Servicing fee                                 None
            Other expenses                                0.40

            Total annual operating expenses/(a)/          0.48



(a)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.16% of the Fund's average daily net assets allocable to the Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the cost of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   49     154     269     604


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------

/1/ Institutional Shares of the Fund were first offered on 11/01/06.


BNY Hamilton U.S. Government Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference into the Statement of Additional Information and available upon request.

                                                                        For the period
                                                                         November 1,
                                                             For the        2006*
                                                            Year Ended     Through
                                                           December 31,  December 31,
Institutional Shares                                           2007          2006
--------------------------------------------------------------------------------------

Per Share Data: ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of period                          1.00          1.00
                                                           ------------ --------------
Gain from investment operations
  Net investment income/(a)/                                   0.049         0.009
Dividends
  Dividends from net investment income                        (0.049)       (0.009)
                                                           ------------ --------------
Net asset value at end of year                                  1.00          1.00
                                                           ------------ --------------
Total Return: (%)
  Total investment return based on net asset value/(b)/         5.06          0.86

Ratios/Supplemental Data: (%)
--------------------------------------------------------------------------------------
Net assets at end of year (000's omitted)                     57,975        50,210
Ratio of expenses (after reduction) to average net assets       0.16          0.16**
Ratio of expenses (before reduction) to average net assets      0.48          0.65**
  Ratio of net investment income to average net assets          4.49          5.13**



*  Commencement of offering of shares.

** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

                                        BNY Hamilton U.S. Government Money Fund

BNY HAMILTON

 100% U.S. TREASURY SECURITIES MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. Government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

BNY Hamilton 100% U.S. Treasury Securities Money Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



IMPORTANT INFORMATION ABOUT THE BNY HAMILTON 100% U.S. TREASURY SECURITIES MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly- owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Prime Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Treasury Prime Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Prime Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Prime Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus


                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

Institutional Reserves Treasury Prime Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Prime Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.




BNY Hamilton 100% U.S. Treasury Securities Money Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.



Annual total returns (%) as of 12/31/07
---------------------------------------------------------
                           [CHART]

                               2007
                              -----
                              4.55%


Best Quarter: Q1 '07 +1.21%  Worst Quarter: Q4 '07 +0.92%



                   Average annual total returns (%) as of 12/31/07*
                   -------------------------------------------------

                                                        Since
                                                      Inception
                                           1 Year    (11/01/06)/1/
                   -------------------------------------------------
                   Institutional Shares     4.55         4.63



*Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.08
            Servicing fee                                 None
            Other expenses                                0.26

            Total annual operating expenses/(a)/          0.34



(a)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.16% of the Fund's average daily net assets allocable to the Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   35     109     191     431


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.



--------------------------------------------------------------------------------

/1/ Institutional Shares of the Fund were first offered on 11/01/06.


                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference into the Statement of Additional Information and available upon request.

                                                                        For the period
                                                                         November 1,
                                                             For the        2006*
                                                            Year Ended     Through
                                                           December 31,  December 31,
Institutional Shares                                           2007          2006
--------------------------------------------------------------------------------------

Per Share Data: ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of period                          1.00          1.00
                                                           ------------ --------------
Gain from investment operations
  Net investment income/(a)/                                   0.045         0.008
Dividends
  Dividends from net investment income                        (0.045)       (0.008)
                                                           ------------ --------------
Net asset value at end of year                                  1.00          1.00
                                                           ------------ --------------
Total Return: (%)
  Total investment return based on net asset value/(b)/         4.55          0.82

Ratios/Supplemental Data: (%)
--------------------------------------------------------------------------------------
Net assets at end of year (000's omitted)                     77,674        50,203
Ratio of expenses (after reduction) to average net assets       0.16          0.16**
Ratio of expenses (before reduction) to average net assets      0.34          0.67**
  Ratio of net investment income to average net assets          4.36          4.91**



*  Commencement of offering of shares.

** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

BNY Hamilton 100% U.S. Treasury Securities Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

                                             BNY Hamilton Tax-Exempt Money Fund

.. may invest to a significant extent in securities with floating or variable rates of interest.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the like-

BNY Hamilton Tax-Exempt Money Fund
lihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of Municipal Obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on Municipal Obligations was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


                                             BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.10
            Servicing fee                                 None
            Other expenses/(a)/                           0.14

            Total annual operating expenses/(b)/          0.24

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.20% of the Fund's average daily net assets allocable to the Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                      Expenses on a $10,000 investment* ($)
                      ---------------------------------------------

                                                1 Year      3 Years
                      ---------------------------------------------
                      Institutional Shares        25          77

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Institutional Shares of the Fund.






BNY Hamilton Tax-Exempt Money Fund

ACCOUNT POLICIES

DAILY NAV CALCULATION


The Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12:00 p.m. Eastern time, the 100% U.S. Treasury Securities Money Fund calculates its NAV at 2:00 p.m. Eastern Time, and each of the Money Fund, Treasury Money Fund and U.S. Government Money Fund calculate its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. With the exception of the Money Fund, the Funds are open on each weekday (Monday through Friday) that both the New York Stock Exchange (NYSE) and Federal Reserve Bank of New York (Federal Reserve) are open. Either the NYSE or Federal Reserve (and, therefore, each Fund) is closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Money Fund is open each weekday that the Federal Reserve is open. Accordingly, it will be open on Good Friday. However, the Money Fund's cut-off time on Good Friday will be 3:00 p.m. Eastern time.


Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Institutional Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. As described in the Principal Investment Strategies, each Fund seeks to maintain a stable $1 per share price. Net investment income for Institutional Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.


Institutional Shares of each Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Institutional Shares of each Fund, that if your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as "the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of Tax-Exempt Money Fund, 2:00 p.m. Eastern time in the case of 100% U.S. Treasury Securities Money Fund, or 5:00 p.m. Eastern time in the case of Money Fund, Treasury Money Fund and U.S. Government Money Fund (each, a "cut-off time"), you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.

                                                               Account Policies

In the case of redemptions of Institutional Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.


Each Fund automatically pays distributions in the form of additional Fund shares. You may notify the transfer agent in writing to:


.. choose to receive dividends or distribution (or both) in cash; or

.. change the way you currently receive distributions.

Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net            Ordinary income
               investment income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income
               Dividends from net tax-exempt Tax-free
               income


With respect to the Tax-Exempt Money Fund, if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, the Fund invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of the Tax-Exempt Money Fund, may result in liability under the federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds.

Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in the Tax-Exempt Money Fund may have on the federal taxation of their benefits.


The Tax-Exempt Money Fund may invest a portion of its assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Money Fund that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Fund may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.


A Fund's investments in certain debt securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may generate income that is subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest divi-



Account Policies
dends, as discussed above) that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund). The Funds do not expect to realize significant long-term capital gains or losses.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds , who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be taxable as short-term or long-term capital gain or loss depending on how long you held the shares and assuming the shares were held as capital assets.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.


PURCHASING AND REDEEMING INSTITUTIONAL SHARES

If a Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

                        Minimum investment requirements
                        -------------------------------
                        Initial investment
                        -------------------------------
                                  $50,000,000

No minimum additional investment is required to purchase additional Institutional Shares of the Funds. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.


                                                               Account Policies

The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services.

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the Fund (or its designee) before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Exchange minimums. You may exchange Institutional Shares of a Fund for Institutional Shares of any other BNY Hamilton Fund (including another Money Market Fund offered through this Prospectus). You must exchange enough Institutional Shares to meet the minimum initial investment requirement of the Institutional Shares of the Fund for which you are exchanging your existing Institutional Shares. To make an exchange, contact your Bank of New York representative.


Account Policies

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Funds' operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Funds expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.

INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.

If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund's disclosure above for a more in-depth discussion of the Proposed Transactions.



                                                               Account Policies

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.



Fund                                                Fee
                                                 as a % of
                                               average daily
                                                net assets
                                                (net of any
                                                waivers or
                                              reimbursements)
-------------------------------------------------------------
BNY Hamilton Money Fund                            0.07
BNY Hamilton Treasury Money Fund                   0.07
BNY Hamilton U.S. Government Money Fund            0.00
BNY Hamilton 100% U.S. Treasury Securities
 Fund                                              0.00
                                              ---------------



As of the date of this Prospectus, the Tax-Exempt Money Fund has not commenced operations, but upon commencement of operations, it will pay the Advisor, as compensation of management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.


A discussion of the basis for the Directors' approval of each Fund's investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approval such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.



ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Fund's "Principal Investment Strategies" section above), the Funds (except Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
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BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654

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BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                 04/08 BNY-0086

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                                  PROSPECTUS



                                APRIL 25, 2008


 LOGO




   MONEY FUND

   TREASURY MONEY FUND


   NEW YORK AMT-FREE MUNICIPAL MONEY FUND


   U.S. GOVERNMENT MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   TAX-EXEMPT MONEY FUND

   HAMILTON SHARES




   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

10  BNY Hamilton Treasury Money Fund

14  BNY Hamilton New York AMT-Free Municipal Money Fund
    (formerly New York Tax-Exempt Money Fund)

19  BNY Hamilton U.S. Government Money Fund

23  BNY Hamilton 100% U.S. Treasury Securities Money Fund

27  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

31  Services Provided


ACCOUNT POLICIES

32  Daily NAV Calculation

32  Distributions and Tax Considerations

34  Purchasing and Redeeming Hamilton Shares

36  Abusive Trading

36  Investment Advisor

37  Additional Information About Certain Funds' Investment Strategies


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M101

 TREASURY MONEY FUND

     CUSIP Number: 05561M705


 NEW YORK AMT-FREE MUNICIPAL MONEY FUND
     (formerly New York Tax-Exempt Money Fund)


     CUSIP Number: 05561M630

 U.S. GOVERNMENT MONEY FUND

     CUSIP Number: 05561M226

 100% U.S. TREASURY SECURITIES MONEY FUND

     CUSIP Number: 05561M275

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M168

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of

                                                        BNY Hamilton Money Fund
issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific

BNY Hamilton Money Fund
securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Money Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Money Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Money Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Money Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Money Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Money Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns (%) as of 12/31/07
-----------------------------------------------------------------------
                           [CHART]

 1998   1999   2000   2001   2002    2003   2004    2005   2006   2007
 -----  -----  -----  -----  -----  -----  -----    -----  ----  ------
 5.41%  5.03%  6.31%  4.09%  1.66%  0.99%  1.19%    3.09%  5.00%  5.25%

Best Quarter: Q3 '00 +1.62%  Worst Quarter: Q1 '04 +0.21%



                    Average annual total returns (%) as of 12/31/07*
                    ------------------------------------------------

                                       1 Year   5 Years   10 Years
                    ------------------------------------------------
                    Hamilton Shares     5.25     3.09       3.79


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


             Fee table
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee                                 0.07
             Servicing fee                                  0.05
             Other expenses                                 0.08

             Total annual operating expenses                0.20


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   20     64      113     255


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
Hamilton Shares                                              2007       2006       2005       2004       2003
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.051      0.048      0.031      0.012      0.010
Dividends:
  Dividends from net investment income                       (0.051)    (0.048)    (0.031)    (0.012)    (0.010)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      5.25       5.00       3.09       1.19       0.99

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       4,545,664  5,102,680  4,813,508  3,849,873  3,317,497
Ratio of expenses to average net assets                        0.20       0.19       0.20       0.21       0.23
Ratio of net investment income to average net assets           5.13       4.89       3.11       1.19       0.99


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.


The Fund also invests in repurchase agreements that are fully collateralized by securities backed by the full faith and credit of the U.S. government to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury or other security to the Fund and agrees to repurchase it at a specific time and price.


The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the

BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON TREASURY MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton Treasury Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Treasury Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



                                               BNY Hamilton Treasury Money Fund

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Treasury Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.



In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns (%) as of 12/31/07
------------------------------------------------------------------------------
                                    [CHART]

 1998    1999   2000    2001    2002    2003     2004    2005    2006    2007
------  ------ ------  ------  ------  -------  ------  ------  ------  ------
 5.25%   4.79%  6.09%   3.94%   1.54%   0.91%    1.07%   2.90%   4.82%   4.78%

Best Quarter: Q3 '00 +1.58%  Worst Quarter: Q1 '04 +0.19%



                    Average annual total returns (%) as of 12/31/07*
                    ------------------------------------------------

                                       1 Year   5 Years   10 Years
                    ------------------------------------------------
                    Hamilton Shares     4.78     2.88       3.59


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

             Fee table
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee                                 0.07
             Servicing fee                                  0.05
             Other expenses                                 0.08
             Total annual operating expenses                0.20

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   20     64      113     255

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                     Year Ended December 31,
                                                          ---------------------------------------------
Hamilton Shares                                              2007      2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00     1.00     1.00     1.00     1.00
                                                          ---------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                  0.047    0.047    0.029    0.011    0.009
Dividends:
  Dividends from net investment income                       (0.047)  (0.047)  (0.029)  (0.011)  (0.009)
                                                          ---------  -------  -------  -------  -------
Net asset value at end of year                                 1.00     1.00     1.00     1.00     1.00
                                                          ---------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/      4.78     4.82     2.90     1.07     0.91

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,304,610  712,614  474,418  441,619  296,892
Ratio of expenses to average net assets                        0.20     0.20     0.21     0.23     0.24
Ratio of net investment income to average net assets           4.49     4.78     2.88     1.12     0.91


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Treasury Money Fund

BNY HAMILTON


 NEW YORK AMT-FREE MUNICIPAL MONEY FUND


INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


Under normal market conditions, the Fund invests exclusively in New York municipal obligations, the interest on which is exempt from federal and New York State and City personal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). New York municipal obligations whose interest is exempt from federal and New York State and City personal taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations.


Consistent with its investment objective, the Fund:

.. as a fundamental policy, invests at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;



.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period from the issuing bank or broker-dealer. This feature may result in a lower interest rate on the

                            BNY Hamilton New York AMT-Free Municipal Money Fund
underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest in taxable high quality money market instruments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt by natural disasters or terrorist attacks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial



BNY Hamilton New York AMT-Free Municipal Money Fund stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City along with other New York localities receive financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."


Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value.

Also, to the extent that the Fund invests in taxable municipal obligations as a temporary defensive measure, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are also subject to certain special risks, which include issuer's potential liability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, yield of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON NEW YORK AMT-FREE MUNICIPAL MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.




                            BNY Hamilton New York AMT-Free Municipal Money Fund

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton New York AMT-Free Municipal Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus New York AMT-Free Municipal Cash Management Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus New York AMT-Free Municipal Cash Management Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus New York AMT-Free Municipal Cash Management Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus New York AMT-Free Municipal Cash Management Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.



The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus New York AMT-Free Municipal Cash Management Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus New York AMT-Free Municipal Cash Management Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
About New York Municipal Obligations


The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2007, they collectively have outstanding approximately $210 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects.



BNY Hamilton New York AMT-Free Municipal Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns (%) as of 12/31/07
---------------------------------------------------------
                                    [CHART]

 2003    2004     2005    2006   2007
------  ------   ------  -----  -----
 0.74%   0.94%    2.16%  3.24%  3.42%

Best Quarter: Q2 '07 +0.87%  Worst Quarter: Q3 '03 +0.14%



Average annual total returns (%) as of 12/31/07*
-------------------------------------------------

                                       Since
                                     Inception
                  1 Year   5 Years  (3/28/02)/1/
-------------------------------------------------
Hamilton Shares    3.42     2.09       1.99


*Assumptions: All dividends and distributions reinvested

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or other out of pocket expenses upon purchasing or redeeming shares of the Fund.



Fee table
-----------------------------------------------------

                                             Hamilton
                                              Shares
-----------------------------------------------------
Shareholder Fees                               None

Annual Operating Expenses (expenses that are
 deducted from fund assets), as a % of
 average daily net assets
-----------------------------------------------------
Management fee                                 0.10
Servicing fee                                  None
Other expenses                                 0.15
Total annual operating expenses/(a)(b)/        0.25



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Hamilton Shares' "Total annual operating expenses" to 0.25% of the Fund's average daily net assets allocable to Hamilton Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)
-----------------------------------------------

                1 Year 3 Years 5 Years 10 Years
-----------------------------------------------
Hamilton Shares   26     80      141     318


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the fee table above.

--------------------------------------------------------------------------------
/1/ Hamilton Shares of the Fund commenced operations on 3/28/02.


                            BNY Hamilton New York AMT-Free Municipal Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Hamilton Shares' operations. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                        Year Ended December 31,
                                                                ---------------------------------------
Hamilton Shares                                                  2007    2006    2005    2004     2003
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              1.00    1.00    1.00    1.00     1.00
                                                                ------  ------  ------  ------  -------
Gain from investment operations:
  Net investment income/(a)/                                     0.034   0.032   0.021   0.009    0.007
Dividends:
  Dividends from net investment income                          (0.034) (0.032) (0.021) (0.009)  (0.007)
                                                                ------  ------  ------  ------  -------
Net assets value at end of year                                   1.00    1.00    1.00    1.00     1.00
                                                                ------  ------  ------  ------  -------
Total investment return based on net asset value (%)/(b)/         3.42    3.24    2.16    0.94     0.74

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             63,953  63,928  66,810  72,687  130,911
Ratio of expenses (after reduction) to average net assets         0.25    0.25    0.25    0.25     0.25
Ratio of expenses (before reduction) to average net assets        0.25    0.26    0.27    0.30     0.35
Ratio of net investment income (after reduction) to average net
 assets                                                           3.38    3.20    2.14    0.90     0.75




(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton New York AMT-Free Municipal Money Fund

BNY HAMILTON

 U.S. GOVERNMENT MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in:

.. debt securities issued or guaranteed by the U.S. Government (including U.S.
  Treasury securities), or by U.S. Government agencies or instrumentalities.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury and other U.S. Government securities to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default

                                        BNY Hamilton U.S. Government Money Fund
because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.


BNY Hamilton U.S. Government Money Fund

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON U.S. GOVERNMENT MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton U.S. Government Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Government Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Government Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Government Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Government Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Government Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Government Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



                                        BNY Hamilton U.S. Government Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


               Fee table
               --------------------------------------------------

                                                         Hamilton
                                                          Shares
               --------------------------------------------------
               Shareholder Fees                            None

               Annual Operating Expenses (expenses that
                are deducted from fund assets, as a % of
                average daily net assets).
               --------------------------------------------------
               Management fee                              0.08
               Servicing fee                               0.05
               Other expenses/(a)/                         0.40

               Total annual operating expenses/(b)/        0.53


(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Hamilton Shares' "Total annual operating expenses" to 0.20% of the Fund's average daily net assets allocable to the Hamilton Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                            1 Year   3 Years
                         -------------------------------------
                         Hamilton Shares      54       170


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------

HamiltonShares of the Fund were first offered on 11/01/06, initial trading began on 12/13/07.


BNY Hamilton U.S. Government Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Hamilton Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                           For the
                                                                            period
                                                                         November 1,
                                                           For the year     2006*
                                                              Ended        Through
                                                           December 31,  December 31,
                                                               2007          2006
Hamilton Shares                                            ------------  ------------
------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of period                         1.00          1.00
                                                           ------------  ------------
Gain from investment operations:
  Net investment income/(a)/                                     --/(2)/       --
Dividends:
  Dividends from net investment income                           --/(2)/       --
                                                           ------------  ------------
Net asset value at end of year                                 1.00          1.00
                                                           ------------  ------------
Total investment return based on net asset value (%)/(b)/      0.02            --

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                              --/(1)/       --/(1)/
Ratio of expenses (after reduction) to average net assets      0.20            --
Ratio of expenses (before reduction) to average net assets     0.78            --
Ratio of net investment income to average net assets           4.13            --



*  Commencement of offering of shares.
(1)Less than $1,000.
(2)Less than $0.0005 per share.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                        BNY Hamilton U.S. Government Money Fund

BNY HAMILTON

 100% U.S. TREASURY SECURITIES MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. Government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

BNY Hamilton 100% U.S. Treasury Securities Money Fund

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON 100% U.S. TREASURY SECURITIES MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Prime Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Treasury Prime Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Prime Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Prime Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Treasury Prime Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.



                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Prime Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton 100% U.S. Treasury Securities Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


               Fee table
               --------------------------------------------------

                                                         Hamilton
                                                          Shares
               --------------------------------------------------
               Shareholder Fees                            None

               Annual Operating Expenses (expenses that
                are deducted from fund assets, as a % of
                average daily net assets)
               --------------------------------------------------
               Management fee                              0.08
               Servicing fee                               0.05
               Other expenses/(a)/                         0.26

               Total annual operating expenses/(b)/        0.39


(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Hamilton Shares' "Total annual operating expenses" to 0.20% of the Fund's average daily net assets allocable to the Hamilton Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the cost of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                            1 Year   3 Years
                         -------------------------------------
                         Hamilton Shares      40       125


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------

/1/ Hamilton Shares of the Fund were first offered on 11/01/06, initial trading began on 3/30/07.


                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Hamilton Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                          For the
                                                                           period
                                                                        November 1,
                                                           For the Year    2006*
                                                              Ended       Through
                                                           December 31, December 31,
                                                               2007         2006
Hamilton Shares                                            ------------ ------------
------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------
Net asset value at beginning of period                          1.00        1.00
                                                           ------------ ------------
Gain from investment operations:
  Net investment income/(a)/                                   0.033          --
Dividends:
  Dividends from net investment income                        (0.033)         --
                                                           ------------ ------------
Net asset value at end of year                                  1.00        1.00
                                                           ------------ ------------
Total investment return based on net asset value (%)/(b)/       3.29          --

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           13,806          --/(1)/
Ratio of expenses (after reduction) to average net assets       0.20          --
Ratio of expenses (before reduction) to average net assets      0.35          --
Ratio of net investment income to average net assets            3.80          --



*  Commencement of offering of shares.
(1)Less than $1,000.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton 100% U.S. Treasury Securities Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the

                                             BNY Hamilton Tax-Exempt Money Fund
municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

In addition, changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


BNY Hamilton Tax-Exempt Money Fund

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal obligations was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


                                             BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

              Fee table
              ---------------------------------------------------

                                                         Hamilton
                                                          Shares
              ---------------------------------------------------
              Shareholder Fees                             None

              Annual Operating Expenses (expenses that
               are deducted from fund assets), as a % of
               average daily net assets
              ---------------------------------------------------
              Management fee                               0.10
              Servicing fee                                0.05
              Other expenses/(a)/                          0.14

              Total annual operating expenses/(b)/         0.29

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Hamilton Shares' "Total annual operating expenses" to 0.25% of the Fund's average daily net assets allocable to the Hamilton Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                            1 Year   3 Years
                         -------------------------------------
                         Hamilton Shares      30       93

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Hamilton Shares of the Fund.




--------------------------------------------------------------------------------



BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS


The Funds have entered into servicing agreements with certain institutions (shareholder organizations), whose customers beneficially own Hamilton Shares of the Funds. Under these agreements, the shareholder organizations provide support services to their customers, and, in turn, each of the Funds (except the New York AMT-Free Municipal Money Fund) pays each such shareholder organization a fee of up to 0.05% (annualized) of the average daily net asset value (NAV) of the Hamilton Shares of the Fund owned by the shareholder organization's customers.


Services that the shareholder organizations are responsible for providing to their customers include the following:

.. facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Hamilton Shares, if requested;

.. processing customers' dividend payments;

.. providing periodic statements to their customers;

.. arranging for bank wires;

.. providing adequate customer support facilities;

.. performing all necessary sub-accounting; and

.. forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

                                                              Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION


Each of the New York AMT-Free Municipal Money Fund and the Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12.00 p.m. Eastern time, the 100% U.S. Treasury Securities Money Fund calculates its NAV at 2:00 p.m. Eastern time, and each of the Money Fund, Treasury Money Fund and U.S. Government Money Fund calculates its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. With the exception of the Money Fund, the Funds are open on each weekday (Monday through Friday) that both the New York Stock Exchange (NYSE) and Federal Reserve Bank of New York (Federal Reserve) are open. Either the NYSE or Federal Reserve (and, therefore, each Fund) is closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Money Fund is open each weekday that the Federal Reserve is open. Accordingly, it will be open on Good Friday. However, the Money Fund's cut-off time on Good Friday will be 3:00 p.m. Eastern time.


Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Hamilton Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. As described in the Principal Investment Strategies, each Fund seeks to maintain a stable $1 per share price. Net investment income for Hamilton Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.



Hamilton Shares of each Fund will begin earning dividends on the first business day their purchase is effective and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Hamilton Shares of each Fund, that if your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as "the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of New York AMT-Free Municipal Money Fund and Tax-Exempt Money Fund, 2:00 p.m. Eastern time in the case of 100% U.S. Treasury Securities Money Fund, or 5:00 p.m. in the case of Money Fund, Treasury Money Fund, and U.S. Government Money Fund (each, a "cut-off time"), you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.


In the case of redemptions of Hamilton Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

Account Policies

Each Fund automatically pays distributions in the form of additional Fund shares. You may notify the transfer agent in writing to:


.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.

Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net            Ordinary income
                investment income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income
               Dividends from net tax-exempt Tax-Free
                income


With respect to each of the New York AMT-Free Municipal Money Fund and the Tax-Exempt Money Fund (together, the "Tax-Exempt Funds"), if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of the Tax-Exempt Money Fund, may result in liability under the federal alternative minimum tax, both for individual and corporate shareholders. The foregoing also is applicable to the New York AMT-Free Municipal Money Fund to the extent that it invests in taxable municipal obligations as a temporary defensive measure. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from the New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes). The Supreme Court recently heard (but has not yet ruled on) an appeal of a state-court decision that might significantly affect the taxation of municipal bonds. You should consult your tax advisor for additional information on the consequences of your investment in the Funds, particularly in the New York AMT-Free Municipal Money Fund.

Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.

The Tax-Exempt Money Fund may invest a portion of its assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Money Fund that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Money Fund may be taxable. The foregoing also is applicable to the New York AMT-Free Municipal Money Fund to the extent that it invests in taxable municipal obligations as a temporary defensive measure.


Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.


A Fund's investments in certain debt securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).



                                                               Account Policies

The Money Fund's investment in foreign securities may generate income that is subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest dividends, as discussed above) that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund). The Funds do not expect to realize significant long-term capital gains or losses.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds , who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be taxable as short-term or long-term capital gain or loss depending on how long you held the shares and assuming the shares were held as capital assets.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.


PURCHASING AND REDEEMING HAMILTON SHARES


If a Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.



              Minimum investment requirements
              ---------------------------------------------------
              Initial investment
              ---------------------------------------------------
              Money Fund, Treasury Money Fund, Tax-
              Exempt Money Fund, U.S. Government
              Money Fund and 100% U.S. Treasury
              Securities Money Fund:                  $10,000,000
              New York AMT-Free Municipal Money Fund: $ 1,000,000



Account Policies

Money Fund and Treasury Money Fund accounts in Hamilton Shares opened on or before November 15, 2005 were subject to a $1,000,000 initial investment minimum. No minimum additional investment is required to purchase additional Hamilton Shares of the Funds. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Funds you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the Fund (or its designee) before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.


                                                               Account Policies

Exchange minimums. You may exchange your Hamilton Shares of a Fund for Hamilton Shares of any other Fund. You may also exchange Hamilton Shares of a Fund for Institutional Shares of any BNY Hamilton Fund offering Institutional Shares (except for other BNY Hamilton Money Market Funds). You must exchange enough Hamilton Shares of a Fund to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging you existing shares. To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Funds' operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Funds expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.

INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.

If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund's disclosure above for a more in-depth discussion of the Proposed Transactions.



Account Policies

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.



                Fund                              Fee as a % of
                                                  average daily
                                                   net assets
                                                   (net of any
                                                   waivers or
                                                 reimbursements)
                ------------------------------------------------
                BNY Hamilton Money Fund               0.07
                BNY Hamilton Treasury Money Fund      0.07
                BNY Hamilton New York
                AMT-Free Municipal Money Fund         0.10
                BNY Hamilton U.S. Government
                Money Fund                            0.00
                BNY Hamilton 100% U.S. Treasury
                Securities Money Fund                 0.00



As of the date of this Prospectus, the Tax-Exempt Money Fund has not commenced operations, but upon commencement of operations, it will pay the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.


A discussion of the basis for the Directors' approval of each Fund's investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES


In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Fund's "Principal Investment Strategies" section above), the Funds (except New York AMT-Free Municipal Money Fund and Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:


.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

                                     [LOGO]

                                      BNY
                                    HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
                                     [LOGO]

                                       BNY
                                    HAMILTON
                                      FUNDS
                         ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                 04/08 BNY-0087

 LOGO

                                  PROSPECTUS



                                APRIL 25, 2008



 LOGO





   MONEY FUND

   TREASURY MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   100% U.S. TREASURY SECURITIES
   MONEY FUND

   TAX-EXEMPT MONEY FUND

   AGENCY SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

11  BNY Hamilton Treasury Money Fund

16  BNY Hamilton U.S. Government Money Fund

21  BNY Hamilton 100% U.S. Treasury Securities Money Fund

26  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

30  Services Provided


ACCOUNT POLICIES

31  Daily NAV Calculation

31  Distributions and Tax Considerations

33  Purchasing and Redeeming Agency Shares

35  Abusive Trading

35  Investment Advisor

35  Additional Information About Certain Funds' Investment Strategies


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M358

 TREASURY MONEY FUND

     CUSIP Number: 05561M325

 U.S. GOVERNMENT MONEY FUND

     CUSIP Number: 05561M218

 100% U.S. TREASURY SECURITIES MONEY FUND

     CUSIP Number: 05561M267

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M150

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of

                                                        BNY Hamilton Money Fund
issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific

BNY Hamilton Money Fund
securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Money Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Money Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Money Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Money Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Money Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Money Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a



                                                        BNY Hamilton Money Fund
registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.



The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton Money Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.



Agency Shares annual total returns (%) as of
12/31/07
---------------------------------------------------------
                                    [CHART]

2007
-----
5.15%

Best Quarter: Q3 '07 +1.30%  Worst Quarter: Q4 '07 +1.22%



               Average annual total returns (%) as of 12/31/07*
               -------------------------------------------------

                                            Since Initial
                                1 Year Trading Date (7/12/06)/1/
               -------------------------------------------------
               Agency Shares/1/  5.15            5.17


*Assumptions: All dividends and distributions reinvested.



FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                            Agency
                                                            Shares
              ----------------------------------------------------
              Shareholder Fees                               None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % of average
               daily net assets)
              ----------------------------------------------------
              Management fee                                 0.07
              Servicing fee                                  0.15
              Other expenses                                 0.08

              Total annual operating expenses                0.30


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Agency Shares   31     97      169     381


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------

1 Agency Shares of the Fund were first offered on 11/15/05, initial trading began on 7/12/06.


                                                        BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Agency Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Agency Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                                    For the period
                                                                                                     November 15,
                                                                        For the Year                     2005
                                                                            Ended                      through
                                                                        December 31,                 December 31,
                                                               ------------------------------          2005/1/
Agency Shares                                                       2007            2006            --------------
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   1.00            1.00             1.00
                                                               --------------  --------------  -    --------------
Gain from investment operations:
  Net investment income/(a)/                                            0.050           0.024               --
Dividends
  Dividends from net investment income                                 (0.050)         (0.024)              --
                                                               --------------  --------------  -    --------------
Net asset value at end of year                                           1.00            1.00             1.00
                                                               --------------  --------------  -    --------------
Total investment return based on net asset value (%)/(b)/                5.15            2.43               --

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                   509,874          59,322               --/2/
Ratio of expenses to average net assets                                  0.30            0.29               --
Ratio of net investment income to average net assets                     5.20            5.08               --



1 Agency Shares of the Fund were first offered on 11/15/05; initial trading began on 7/12/06.

2  Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period less than one year is not annualized.

BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.


The Fund also invests in repurchase agreements that are fully collateralized by securities backed by the full faith and credit of the U.S. government to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury or other security to the Fund and agrees to repurchase it at a specific time and price.


The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the

                                               BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON TREASURY MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton Treasury Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Treasury Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



BNY Hamilton Treasury Money Fund

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Treasury Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.



In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.



Premier Shares annual total returns
(%) as of 12/31/07
---------------------------------------------------------
                                           [CHART]


                           2007
                         ------
                          4.67%

Best Quarter: Q1 '07 +1.23%  Worst Quarter: Q4 '07 +0.99%



                 Average annual total returns (%) as of 12/31/07*
                 -------------------------------------------------

                                             Since Initial
                                1 Year  Trading Date (11/9/06)/1/
                 -------------------------------------------------
                 Agency Shares   4.67             4.74


*Assumptions: All dividends and distributions reinvested.



FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

              Fee table
              ----------------------------------------------------

                                                            Agency
                                                            Shares
              ----------------------------------------------------
              Shareholder Fees                               None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % of average
               daily net assets)
              ----------------------------------------------------
              Management fee                                 0.07
              Servicing fee                                  0.15
              Other expenses                                 0.08

              Total annual operating expenses                0.30

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your share at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Agency Shares   31     97      169     381

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------

1 Agency Shares of the Fund were first offered on 11/15/05, initial trading began 11/9/06.


BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Agency Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Agency Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                                                    For the period
                                                                                                     November 15,
                                                                        For the Year                     2005
                                                                            Ended                      through
                                                                        December 31,                 December 31,
                                                               ------------------------------         2005/(1)/
Agency Shares                                                       2007            2006            --------------
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   1.00            1.00             1.00
                                                               --------------  --------------  --   --------------
Gain from investment operations:
  Net investment income/(a)/                                            0.046           0.007               --
Dividends:
  Dividends from net investment income                                 (0.046)         (0.007)              --
                                                               --------------  --------------  --   --------------
Net asset value at end of year                                           1.00            1.00             1.00
                                                               --------------  --------------  --   --------------
Total investment return based on net asset value (%)/(b)/                4.67            0.72               --

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    21,987           1,665               --/(2)/
Ratio of expenses to average net assets                                  0.30            0.30               --
Ratio of net investment income to average net assets                     4.11            4.98               --



(1)Agency Shares of the Fund were first offered on 11/15/05; initial trading began 11/9/06./ /
(2)Less than $1,000.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period less than one year is not annualized.

                                               BNY Hamilton Treasury Money Fund

BNY HAMILTON

 U.S. GOVERNMENT MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in:

.. debt securities issued or guaranteed by the U.S. Government (including U.S.
  Treasury securities), or by U.S. Government agencies or instrumentalities.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury and other U.S. Government securities to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because

BNY Hamilton U.S. Government Money Fund
the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                        BNY Hamilton U.S. Government Money Fund

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON U.S. GOVERNMENT MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton U.S. Government Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Government Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Government Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



To effect the Proposed Transaction, The Dreyfus Institutional Reserves Government Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Government Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Government Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Government Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton U.S. Government Money Fund

PAST PERFORMANCE

Because the Agency Shares of the Fund had not yet begun trading as of the date of this Prospectus, performance information for the Fund is not included. Once the Agency Shares of the Fund begin trading, you may obtain current yield information by calling 1-800-426-9363 or visit www.bnyhamilton.com.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                            Agency
                                                            Shares
              ----------------------------------------------------
              Shareholder Fees                               None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % of average
               daily net assets)
              ----------------------------------------------------
              Management fee                                 0.08
              Servicing fee                                  0.15
              Other expenses/(a)/                            0.40

              Total annual operating expenses/(b)/           0.63


(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Agency Shares' "Total annual operating expenses" to 0.26% of the Fund's average daily net assets allocable to the Agency Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                          Expenses on a $10,000 investment* ($)
                          -------------------------------------

                                           1 Year    3 Years
                          -------------------------------------
                          Agency Shares      64        202


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                                        BNY Hamilton U.S. Government Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Agency Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Agency Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                                             For the
                                                                                              period
                                                                                           November 1,
                                                                    For the Year              2006*
                                                                       Ended                 Through
                                                                    December 31,           December 31,
                                                                        2007                   2006
Agency Shares                                              -------- ------------  -------- ------------
------------------------------------------------------------        -             -

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  1.00                   1.00
                                                                    ------------  -------- ------------
Gain from investment operations:
  Net investment income/(a)/                                              --                     --
Dividends:
  Dividends from net investment income                                    --                     --
                                                                    ------------  -------- ------------
Net asset value at end of year                                          1.00                   1.00
                                                                    ------------  -------- ------------
Total investment return based on net asset value (%)/(b)/                 --                     --

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                       --/(1)/                --/(1)/
Ratio of expenses (after reduction) to average net assets                 --                     --
Ratio of expenses (before reduction) to average net assets                --                     --
Ratio of net investment income to average net assets                      --                     --



*  Commencement of offering of shares.
(1)Less than $1,000.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton U.S. Government Money Fund

BNY HAMILTON

 100% U.S. TREASURY SECURITIES MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. Government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON 100% U.S. TREASURY SECURITIES MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Prime Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Treasury Prime Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Prime Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Prime Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008,


BNY Hamilton 100% U.S. Treasury Securities Money Fund following the creation and registration of the Dreyfus Institutional Reserves Treasury Prime Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Prime Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

PAST PERFORMANCE

Because the Agency Shares of the Fund had not begun trading as of the date of this Prospectus, performance information for the Fund is not included. Once the Agency Shares of the Fund begin trading, you may obtain current yield information by calling 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                            Agency
                                                            Shares
              ----------------------------------------------------
              Shareholder Fees                               None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % of average
               daily net assets)
              ----------------------------------------------------
              Management fee                                 0.08
              Servicing fee                                  0.15
              Other expenses/(a)/                            0.26

              Total annual operating expenses/(b)/           0.49


(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Agency Shares' "Total annual operating expenses" to 0.26% of the Fund's average daily net assets allocable to the Agency Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                          Expenses on a $10,000 investment* ($)
                          -------------------------------------

                                           1 Year    3 Years
                          -------------------------------------
                          Agency Shares      50        157


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton 100% U.S. Treasury Securities Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Agency Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Agency Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                                              For the
                                                                                               period
                                                                                            November 1,
                                                                     For the Year              2006*
                                                                        Ended                 Through
                                                                     December 31,           December 31,
                                                                         2007                   2006
Agency Shares                                              --------- ------------  -------- ------------
------------------------------------------------------------         -             -

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   1.00                   1.00
                                                                     ------------  -------- ------------
Gain from investment operations:
  Net investment income/(a)/                                               --                     --
Dividends:
  Dividends from net investment income                                     --                     --
                                                                     ------------  -------- ------------
Net asset value at end of year                                           1.00                   1.00
                                                                     ------------  -------- ------------
Total investment return based on net asset value (%)/(b)/                  --                     --

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                        --/(1)/                --/(1)/
Ratio of expenses (after reduction) to average net assets                  --                     --
Ratio of expenses (before reduction) to average net assets                 --                     --
Ratio of net investment income to average net assets                       --                     --



*  Commencement of offering of shares.
(1)Less than $1,000.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND


The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to Municipal Obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

BNY Hamilton Tax-Exempt Money Fund

.. may invest to a significant extent in securities with floating or variable rates of interest.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to

                                             BNY Hamilton Tax-Exempt Money Fund
pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

              Fee table
              ---------------------------------------------------

                                                           Agency
                                                           Shares
              ---------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % average
               daily net assets)
              ---------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.15
              Other expenses/(a)/                           0.14

              Total annual operating expenses/(b)/          0.39

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Agency Shares' "Total annual operating expenses" to 0.35% of the Fund's average daily net assets allocable to the Agency Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                          Expenses on a $10,000 investment* ($)
                          -------------------------------------

                                           1 Year    3 Years
                          -------------------------------------
                          Agency Shares      40        125

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Agency Shares of the Fund.







                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations), whose customers beneficially own Agency Shares of the Funds. Under these agreements, the shareholder organizations provide support services to their customers, and, in turn, each of the Funds pays each such shareholder organization a fee of up to 0.15% (annualized) of the average daily net asset value (NAV) of the Agency Shares of the Fund owned by the shareholder organization's customers.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Agency Shares, if requested;

.. processing customers' dividend payments;

.. providing periodic statements to their customers;

.. arranging for bank wires;

.. providing adequate customer support facilities;

.. performing all necessary sub-accounting; and

.. forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts at shareholder organizations are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Agency Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION


The Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12:00 p.m. Eastern time, the 100% U.S. Treasury Securities Money Fund calculates its NAV at 2:00 p.m. Eastern time, and each of the Money Fund, Treasury Money Fund and U.S. Government Money Fund calculate its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. With the exception of the Money Fund, the Funds are open on each weekday (Monday through Friday) that both the New York Stock Exchange (NYSE) and Federal Reserve Bank of New York (Federal Reserve) are open. Either the NYSE or Federal Reserve (and, therefore, each Fund) is closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Money Fund is open each weekday that the Federal Reserve is open. Accordingly, it will be open on Good Friday. However, the Money Fund's cut-off time on Good Friday will be 3:00 p.m. Eastern time.


Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Agency Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. As described in the Principal Investment Strategies, each Fund seeks to maintain a stable $1 per share price. Net investment income for Agency Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.



Agency Shares of each Fund will begin earning dividends on the first business day their purchase is effective and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Agency Shares of each Fund, that if your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as "the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of Tax-Exempt Money Fund, 2:00 p.m. Eastern time in the case of 100% U.S. Treasury Securities Money Fund, or 5:00 p.m. Eastern time in the case of Money Fund, Treasury Money Fund, and U.S. Government Money Fund (each, a "cut-off time"), you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.


In the case of redemptions of Agency Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.


Each Fund automatically pays distributions in the form of additional Fund shares. You may notify the transfer agent in writing to:


.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.

                                                               Account Policies

Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net investment Ordinary income
               income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income
               Dividends from net tax-exempt Tax-free
               income


With respect to the Tax-Exempt Money Fund, if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt-interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, the Fund invests in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of the Tax-Exempt Money Fund, may result in liability under the federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds.

Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in the Tax-Exempt Money Fund may have on the federal taxation of their benefits.


The Tax-Exempt Money Fund may invest a portion of its assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Money Fund that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Fund may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.


A Fund's investments in certain debt securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may generate income that is subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest dividends, as discussed above) that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.



Account Policies

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund). The Funds do not expect to realize significant long-term capital gains or losses.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be taxable as short-term or long-term capital gain or loss depending on how long you held the shares and assuming the shares were held as capital assets.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.


PURCHASING AND REDEEMING AGENCY SHARES

If a Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

                         Minimum investment requirements
                         -------------------------------

                         Initial investment
                         -------------------------------
                             $5,000,000

No minimum additional investment is required to purchase additional Agency Shares of the Funds. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Funds you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.


                                                               Account Policies

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the Fund (or its designee) before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Exchange minimums. You may exchange your Agency Shares of a Fund for Agency Shares of any other Fund. You may also exchange Agency Shares of a Fund for Institutional Shares of any BNY Hamilton Fund offering Institutional Shares (except for other BNY Hamilton Money Market Funds). You must exchange enough Agency Shares of a Fund to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares. To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Funds' operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Account Policies

ABUSIVE TRADING


Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Fund expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.

If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund's disclosure above for a more in-depth discussion of the Proposed Transactions.


Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


                Fund                                   Fee
                                                    as a % of
                                                  average daily
                                                   net assets
                                                   (net of any
                                                   waivers or
                                                 reimbursements)
                ------------------------------------------------
                BNY Hamilton Money Fund               0.07
                BNY Hamilton Treasury Money Fund      0.07
                BNY Hamilton U.S. Government
                 Money Fund                           0.00
                BNY Hamilton 100% U.S. Treasury
                 Securities Money Fund                0.00
                                                 ---------------



As of the date of this Prospectus, the Tax-Exempt Money Fund has not commenced operations, but upon commencement of operations, it will pay the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.


A discussion of the basis for the Directors' approval of each Fund's investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.


                                                               Account Policies

ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Funds' "Principal Investment Strategies" section above), the Funds (except Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]  BNY
     HAMILTON
       FUNDS
ADVISED BY THE BANK OF NEW YORK

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO] BNY
     HAMILTON
      FUNDS
ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                 04/08 BNY-0084

 LOGO

                                  PROSPECTUS



                                APRIL 25, 2008


 LOGO




   MONEY FUND

   TREASURY MONEY FUND


   NEW YORK AMT-FREE MUNICIPAL MONEY FUND


   U.S. GOVERNMENT MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   TAX-EXEMPT MONEY FUND

   PREMIER SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

11  BNY Hamilton Treasury Money Fund

16  BNY Hamilton New York AMT-Free Municipal Money Fund
    (formerly New York Tax-Exempt Money Fund)

22  BNY Hamilton U.S. Government Money Fund

27  BNY Hamilton 100% U.S. Treasury Securities Money Fund

32  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

36  Services Provided


ACCOUNT POLICIES

37  Daily NAV Calculation

37  Distributions and Tax Considerations

39  Purchasing and Redeeming Premier Shares

41  Abusive Trading

41  Investment Advisor

42  Additional Information About Certain Funds' Investment Strategies


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M507

 TREASURY MONEY FUND

     CUSIP Number: 05561M804


 NEW YORK AMT-FREE MUNICIPAL MONEY FUND
 (formerly BNY Hamilton New York Tax-Exempt Money Fund)


     CUSIP Number: 05561M622

 U.S. GOVERNMENT MONEY FUND

     CUSIP Number: 05561M192

 100% U.S. TREASURY SECURITIES MONEY FUND

     CUSIP Number: 05561M259

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M143

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer

                                                        BNY Hamilton Money Fund
or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund

BNY Hamilton Money Fund
could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Money Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Money Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Money Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Money Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Money Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Money Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the




                                                        BNY Hamilton Money Fund

Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.



The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/07
-------------------------------------------------------------------------
                               [CHART]

 1998   1999   2000   2001   2002   2003    2004   2005     2006     2007
 ----   ----   ----   ----   ----   ----    ----   ----     ----     ----
 5.14   4.77   6.04   3.83   1.40   0.74    0.93   2.83     4.74     4.99
Best Quarter: Q3 '00 +1.56%  Worst Quarter: Q1 '04 +0.15%



Average annual total returns (%) as of 12/31/07*
------------------------------------------------

                  1 Year    5 Years   10 Years
------------------------------------------------
Premier Shares     4.99      2.83       3.53


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

Fee table
-----------------------------------------------------

                                              Premier
                                              Shares
-----------------------------------------------------
Shareholder Fees                               None

Annual Operating Expenses (expenses that are
 deducted from fund assets, as a % of average
 daily net assets)
-----------------------------------------------------
Management fee                                 0.07
Servicing fee                                  0.30
Other expenses                                 0.07

Total annual operating expenses                0.44

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)
----------------------------------------------

               1 Year 3 Years 5 Years 10 Years
----------------------------------------------
Premier Shares   45     141     246     555

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                                                        BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
Premier Shares                                               2007       2006       2005       2004       2003
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.049      0.046      0.028      0.009      0.007
Dividends:
  Dividends from net investment income                       (0.049)    (0.046)    (0.028)    (0.009)    (0.007)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      4.99       4.74       2.83       0.93       0.74

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       2,396,847  3,080,742  2,052,334  2,072,615  1,892,653
Ratio of expenses to average net assets                        0.44       0.44       0.45       0.46       0.48
Ratio of net investment income to average net assets           4.89       4.68       2.79       0.92       0.74


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e. subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.


The Fund also invests in repurchase agreements that are fully collateralized by securities backed by the full faith and credit of the U.S. government to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury or other security to the Fund and agrees to repurchase it at a specific time and price.


The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the

                                               BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. IT IS IMPORTANT TO READ ALL THE DISCLOSURE INFORMATION PROVIDED AND TO UNDERSTAND THAT, ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON TREASURY MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton Treasury Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Treasury Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



BNY Hamilton Treasury Money Fund

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Treasury Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.



In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/07
---------------------------------------------------------------------
                                    [CHART]


 1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 4.99   4.54   5.82   3.68   1.29   0.66   0.82   2.64   4.56   4.52
Best Quarter: Q3 '00 +1.51%  Worst Quarter: Q1 '04 +0.13%



                     Average annual total returns (%) as of 12/31/07*
                     ------------------------------------------------

                                       1 Year    5 Years   10 Years
                     ------------------------------------------------
                     Premier Shares     4.52      2.63       3.34


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee                                 0.07
             Servicing fee                                  0.30
             Other expenses                                 0.08

             Total annual operating expenses                0.45

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   46     144     252     567

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
Premier Shares                                               2007       2006       2005       2004       2003
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.044      0.045      0.026      0.008      0.007
Dividends:
  Dividends from net investment income                       (0.044)    (0.045)    (0.026)    (0.008)    (0.007)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      4.52       4.56       2.64       0.82       0.66

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       2,134,582  1,729,522  1,723,171  1,472,147  1,280,008
Ratio of expenses to average net assets                        0.45       0.45       0.46       0.48       0.49
Ratio of net investment income to average net assets           4.41       4.45       2.64       0.81       0.65


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                               BNY Hamilton Treasury Money Fund

BNY HAMILTON


 NEW YORK AMT-FREE MUNICIPAL MONEY FUND


INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


Under normal market conditions, the Fund invests exclusively in New York municipal obligations, the interest on which is exempt from federal and New York State and City personal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). New York municipal obligations whose interest is exempt from federal and New York State and City personal taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations.


Consistent with its investment objective, the Fund:

.. as a fundamental policy, invests at least 80% of its Assets in New York municipal obligations that are exempt from Federal, New York State and New York City personal income tax. (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;



.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period from the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying


BNY Hamilton New York AMT-Free Municipal Money Fund municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest in taxable high quality money market instruments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt by natural disasters or terrorist attacks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial


                            BNY Hamilton New York AMT-Free Municipal Money Fund
stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City along with other New York localities receive financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value.


Also, to the extent that the Fund invests in taxable municipal obligations as a temporary defensive measure, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are also subject to certain special risks, which include issuer's potential liability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, yield of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON NEW YORK AMT-FREE MUNICIPAL MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.




BNY Hamilton New York AMT-Free Municipal Money Fund

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton New York AMT-Free Municipal Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus New York AMT-Free Municipal Cash Management Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus New York AMT-Free Municipal Cash Management Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus New York AMT-Free Municipal Cash Management Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus New York AMT-Free Municipal Cash Management Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.



The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus New York AMT-Free Municipal Cash Management Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus New York AMT-Free Municipal Cash Management Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

--------------------------------------------------------------------------------
About New York Municipal Obligations

The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2007, they collectively have outstanding approximately $210 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects.




                            BNY Hamilton New York AMT-Free Municipal Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/07
---------------------------------------------------------
                                    [CHART]

 2003     2004     2005    2006    2007
------   ------   ------  ------  ------
 0.49     0.69     1.91    2.98    3.16
Best Quarter: Q2 '07 +0.81%  Worst Quarter: Q3 '03 +0.08%



                   Average annual returns (%) as of 12/31/07*
                   ------------------------------------------

                                                    Since
                                                  Inception
                                  1 Year 5 Years (2/25/02)/1/
                   ------------------------------------------
                   Premier Shares  3.16   1.84      1.72


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or other out of pocket expenses upon purchasing or redeeming shares of the Fund.

             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee                                 0.10
             Servicing fee                                  0.25
             Other expenses                                 0.15

             Total annual operating expenses/(a)(b)/        0.50



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Premier Shares' "Total annual operating expenses" to 0.50% of the Fund's average daily net assets allocable to Premier Shares. It was not necessary for the Advisor to waive its fee or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   51     160     280     628


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Premier Shares of the Fund commenced operations on 2/25/02.


BNY Hamilton New York AMT-Free Municipal Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of Premier Shares' operations. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available incorporated by reference in the Statement of Additional Information and upon request.


                                                                     Year Ended December 31,
                                                           -------------------------------------------
Premier Shares                                               2007     2006     2005     2004     2003
-------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          1.00     1.00     1.00     1.00     1.00
                                                           -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                 0.031    0.029    0.019    0.007    0.005
Dividends:
  Dividends from net investment income                      (0.031)  (0.029)  (0.019)  (0.007)  (0.005)
                                                           -------  -------  -------  -------  -------
Net asset value at end of year                                1.00     1.00     1.00     1.00     1.00
                                                           -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/     3.16     2.98     1.91     0.69     0.49

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                        138,681  209,437  141,351  200,329  113,005
Ratio of expenses (after reduction) to average net assets     0.50     0.50     0.50     0.50     0.50
Ratio of expenses (before reduction) to average net assets    0.50     0.51     0.51     0.54     0.60
Ratio of net investment income to average net assets          3.12     2.94     1.85     0.74     0.48




(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



                            BNY Hamilton New York AMT-Free Municipal Money Fund

BNY HAMILTON

 U.S. GOVERNMENT MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in:

.. debt securities issued or guaranteed by the U.S. Government (including U.S.
  Treasury securities), or by U.S. Government agencies or instrumentalities.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury and other U.S. Government securities to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will

BNY Hamilton U.S. Government Money Fund
be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                        BNY Hamilton U.S. Government Money Fund

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON U.S. GOVERNMENT MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton U.S. Government Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Government Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Government Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Government Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Government Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Government Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Government Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton U.S. Government Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.



Annual total returns
(%) as of 12/31/07
---------------------------------------------------------
                                    [CHART]

   2007
   ----
   4.76


Best Quarter: Q3 '07 +1.21%  Worst Quarter: Q4 '07 +1.06%



Average annual total returns (%) as of 12/31/07*
-------------------------------------------------

                                   Since
                                 Inception
                    1 Year      (11/1/06)/1/
-------------------------------------------------
Premier Shares       4.76          4.79



*Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since this Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses
              that are deducted from fund assets as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee                                 0.08
             Servicing fee                                  0.30
             Other expenses/(a)/                            0.39

             Total annual operating expenses/(b)/           0.77


(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Premier Shares' "Total annual operating expenses" to 0.45% of the Fund's average daily net assets allocable to the Premier Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   79     246     428     754


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


--------------------------------------------------------------------------------

/1/ Premier shares of the Fund were first offered on 11/01/06.


                                        BNY Hamilton U.S. Government Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Premier Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                          For the
                                                                           period
                                                                        November 1,
                                                             For the       2006*
                                                            Year Ended    Through
                                                           December 31, December 31,
                                                               2007         2006
Premier Shares                                             ------------ ------------
------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------
Net asset value at beginning of period                          1.00         1.00
                                                           ------------ ------------
Gain from investment operations:
  Net investment income/(a)/                                   0.047        0.004
Dividends:
  Dividends from net investment income                        (0.047)      (0.004)
                                                           ------------ ------------
Net asset value at end of year                                  1.00         1.00
                                                           ------------ ------------
Total investment return based on net asset value (%)/(b)/       4.76         0.44

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                            7,267        9,785
Ratio of expenses (after reduction) to average net assets       0.45         0.45**
Ratio of expenses (before reduction) to average net assets      0.77         0.90**
Ratio of net investment income to average net assets            4.67         4.87**



*  Commencement of offering of shares.

** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton U.S. Government Money Fund

BNY HAMILTON

 100% U.S. TREASURY SECURITIES MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. Government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON 100% U.S. TREASURY SECURITIES MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Prime Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Treasury Prime Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Prime Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Prime Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following



BNY Hamilton 100% U.S. Treasury Securities Money Fund the creation and registration of the Dreyfus Institutional Reserves Treasury Prime Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Prime Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.



Annual total returns
(%) as of 12/31/07
---------------------------------------------------------
                                    [CHART]

  2007
  ----
  4.25




Best Quarter: Q1 '07 +1.14%  Worst Quarter: Q4 '07 +0.84%



Average annual total returns (%) as of 12/31/07*
-------------------------------------------------

                                   Since
                                 Inception
                    1 Year      (11/01/06)/1/
-------------------------------------------------
Premier Shares       4.25           4.26



*Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses
              that are deducted from fund assets as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee                                 0.08
             Servicing fee                                  0.30
             Other expenses                                 0.24

             Total annual operating expenses/(a)/           0.62



(a)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Premier Shares' "Total annual operating expenses" to 0.45% of the Fund's average daily net assets allocable to the Premier Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   63     199     346     774


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------

/1/ Premier Shares of the Fund were first offered on 11/01/06.


BNY Hamilton 100% U.S. Treasury Securities Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Premier Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                          For the
                                                                           period
                                                                        November 1,
                                                             For the       2006*
                                                            Year Ended    Through
                                                           December 31, December 31,
                                                               2007         2006
Premier Shares                                             ------------ ------------
------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------
Net asset value at beginning of period                          1.00        1.00
                                                           ------------ ------------
Gain from investment operations:
  Net investment income/(a)/                                   0.041          --/(1)/
Dividends:
  Dividends from net investment income                        (0.041)         --/(1)/
                                                           ------------ ------------
Net asset value at end of year                                  1.00        1.00
                                                           ------------ ------------
Total investment return based on net asset value (%)/(b)/       4.25        0.04

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                          102,368         291
Ratio of expenses (after reduction) to average net assets       0.45        0.45**
Ratio of expenses (before reduction) to average net assets      0.62        0.98**
Ratio of net investment income to average net assets            3.66        4.50**



*  Commencement of offering of shares.

** Annualized.
(1)Less than $0.005 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the

BNY Hamilton Tax-Exempt Money Fund
underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


                                             BNY Hamilton Tax-Exempt Money Fund

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal obligations was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE


Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses
              that are deducted from fund assets as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee                                 0.10
             Servicing fee                                  0.30
             Other expenses/(a)/                            0.14

             Total annual operating expenses/(b)/           0.54

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Premier Shares' "Total annual operating expenses" to 0.50% of the Fund's average daily net assets allocable to the Premier Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.
The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                         Expenses on a $10,000 investment* ($)
                         ---------------------------------------------

                                                1 Year         3 Years
                         ---------------------------------------------
                         Premier Shares           55             173

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.



FINANCIAL HIGHLIGHTS


Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Premier Shares of the Fund.







                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS


The Funds have entered into servicing agreements with certain institutions (shareholder organizations), whose customers beneficially own Premier Shares of the Funds. Under these agreements, shareholder organizations provide support services to their customers, and, in turn, each of the Funds (except the New York AMT-Free Municipal Money Fund), pays each such shareholder organization a fee of up to 0.30% (annualized) of the average daily net asset value (NAV) of the Premier Shares of the Fund owned by the shareholder organization's customers, and the New York AMT-Free Municipal Money Fund pays each such shareholder organization a fee of up to 0.25% (annualized) of the average daily NAV of the Premier Shares of the Fund owned by the shareholder organization's customers. These fees, or portions thereof, paid to shareholder organizations may constitute "service fees" (as defined by the Financial Industry Regulatory Authority ("FINRA")) and shall not exceed 0.25% of the average daily net assets attributable to the Premier Shares of each Fund (or such other maximum amount then permitted by FINRA as a "service fee").


Services that the shareholder organizations are responsible for providing to their customers include the following:

.. facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Premier Shares, if requested;

.. processing customers' dividend payments;

.. providing periodic statements to their customers;

.. arranging for bank wires;

.. providing adequate customer support facilities;

.. performing all necessary sub-accounting; and

.. forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts at shareholder organizations are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Premier Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION


Each of the New York AMT-Free Municipal Money Fund and the Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12:00 p.m. Eastern time, the 100% U.S. Treasury Securities Money Fund calculates its NAV at 2:00 p.m. Eastern time, and each of the Money Fund, Treasury Money Fund and U.S. Government Money Fund calculates its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. With the exception of the Money Fund, the Funds are open on each weekday (Monday through Friday) that both the New York Stock Exchange (NYSE) and Federal Reserve Bank of New York (Federal Reserve) are open. Either the NYSE or Federal Reserve (and, therefore, each Fund) is closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Money Fund is open each weekday that the Federal Reserve is open. Accordingly, it will be open on Good Friday. However, the Money Fund's cut-off time on Good Friday will be 3:00 p.m. Eastern time.


Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Premier Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. As described in the Principal Investment Strategies, each Fund seeks to maintain a stable $1 per share price. Net investment income for Premier Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.



Premier Shares of each Fund will begin earning dividends on the first business day their purchase is effective and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Premier Shares of each Fund, that if your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as "the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of New York AMT-Free Municipal Money Fund and Tax-Exempt Money Fund, 2:00 p.m. Eastern time in the case of 100% U.S. Treasury Securities Money Fund, or 5:00 p.m. in the case of Money Fund, Treasury Money Fund, and U.S. Government Money Fund (each, a "cut-off time"), you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.


In the case of redemptions of Premier Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.


Each Fund automatically pays distributions in the form of additional Fund shares. You may notify the transfer agent in writing to:


.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.

                                                               Account Policies

Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net investment Ordinary income
               income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income
               Dividends from net tax-exempt Tax-free
               income



With respect to each of the New York AMT-Free Municipal Money Fund and the Tax Exempt Money Fund (together, the "Tax-Exempt Funds"), if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of the Tax-Exempt Money Fund, may result in liability under the federal alternative minimum tax, both for individual and corporate shareholders. The foregoing also is applicable to the New York AMT-Free Municipal Money Fund to the extent that it invests in taxable municipal obligations as a temporary defensive measure. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from the New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes). The Supreme Court recently heard (but has not yet ruled on) an appeal of a state-court decision that might significantly affect the taxation of municipal bonds. You should consult your tax advisor for additional information on the consequences of your investment in the Funds, particularly in the New York AMT-Free Municipal Money Fund.

Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.

The Tax-Exempt Money Fund may invest a portion of its assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Money Fund that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Money Fund may be taxable. The foregoing also is applicable to the New York AMT-Free Municipal Money Fund to the extent that it invests in taxable municipal obligations as a temporary defensive measure.


Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.


A Fund's investments in certain debt securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may generate income that is subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.



Account Policies

For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest dividends, as discussed above) that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund). The Funds do not expect to realize significant long-term capital gains or losses.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds , who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be taxable as short-term or long-term capital gain or loss depending on how long you held the shares and assuming the shares were held as capital assets.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.


PURCHASING AND REDEEMING PREMIER SHARES

If a Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.


                Minimum investment requirements
                -----------------------------------------------

                Initial investment
                -----------------------------------------------
                Money Fund, Treasury Money Fund,
                 Tax-Exempt Money Fund, U.S.
                 Government Money Fund and 100% U.S.
                 Treasury Securities Money Fund:     $1,000,000
                New York AMT-Free Municipal Money
                 Fund:                               $  500,000


Money Fund and Treasury Money Fund accounts in Premier Shares opened on or before November 15, 2005 were subject to a $500,000 initial investment minimum. No minimum additional investment is required to purchase additional Premier Shares of the Funds. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different


                                                               Account Policies
requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Funds you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the Fund (or its designee) before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Exchange minimums. You may exchange your Premier Shares of a Fund for Premier Shares of any other Fund. You may also exchange Premier Shares of a Fund for Institutional Shares of any BNY Hamilton Fund offering Institutional Shares (except for other BNY Hamilton Money Market Funds). You must exchange enough Premier Shares of a Fund to meet the minimum initial balance requirement of the class of shares of the Fund for which you are exchanging your existing shares. To make an exchange, contact your Bank of New York representative.


Account Policies

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Funds' operations. Securities used to redeem Fund shares will be valued as set forth under "Daily NAV Calculation." A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Funds expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.

INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.

If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund's disclosure above for a more in-depth discussion of the Proposed Transactions.


Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


                                                               Account Policies

               Fund                                     Fee
                                                     as a % of
                                                   average daily
                                                    net assets
                                                    (net of any
                                                    waivers or
                                                  reimbursements)
               --------------------------------------------------
               BNY Hamilton Money Fund                 0.07
               BNY Hamilton Treasury Money Fund        0.07
               BNY New York AMT-Free Municipal
                Money Fund                             0.10
               BNY Hamilton U.S. Government Money
                Fund                                   0.00
               BNY Hamilton 100% U.S. Treasury
                Securities Money Fund                  0.00



As of the date of this Prospectus, the Tax-Exempt Money Fund has not commenced operations, but upon commencement of operations, it will pay the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.


A discussion of the basis for the Directors' approval of each investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.



ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES


In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Fund's "Principal Investment Strategies" section above), the Funds (except New York AMT-Free Municipal Money Fund and Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:


.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
                                     [LOGO]

                                       BNY
                                    HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK
                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS.

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS


These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.


PORTFOLIO HOLDINGS

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
 LOGO

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                 04/08 BNY-0088

[LOGO] BNY
HAMILTON

                                  PROSPECTUS



                                APRIL 25, 2008



[LOGO]
BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK







   MONEY FUND


   TREASURY MONEY FUND

   NEW YORK AMT-FREE MUNICIPAL MONEY FUND


   TAX-EXEMPT
   MONEY FUND



   CLASSIC SHARES


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                                      BNY
                                   HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

10  BNY Hamilton Treasury Money Fund

15  BNY Hamilton New York AMT-Free Municipal Money Fund
    (formerly New York Tax-Exempt Money Fund)

21  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

25  Services Provided


ACCOUNT POLICIES

26  Daily NAV Calculation

26  Distribution (12b-1) Plan

27  Opening an Account/Purchasing Shares

29  Making Exchanges/Redeeming Shares

31  Distributions and Tax Considerations

33  Abusive Trading

33  Investment Advisor

34  Additional Information About Certain Funds' Investment Strategies


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M606

 TREASURY MONEY FUND

     CUSIP Number: 05561M747


 NEW YORK AMT-FREE MUNICIPAL MONEY FUND
  (formerly New York Tax-Exempt Money Fund)


     CUSIP Number: 05561M614

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M135

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on

                                                        BNY Hamilton Money Fund
whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Money Fund

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Money Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Money Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Money Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Money Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Money Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Money Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/07
-------------------------------------------------------------------------------
                                       [CHART]

 1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
------  ------  ------  ------  ------  ------  ------  ------  ------   ------
 4.81%   4.51%   5.78%   3.57%   1.15%   0.49%   0.68%   2.57%   4.48%    4.73%

Best Quarter: Q3 '00 +1.50%  Worst Quarter: Q1 '04 +0.09%



                     Average annual total returns (%) as of 12/31/07*
                     ------------------------------------------------

                                       1 Year    5 Years   10 Years
                     ------------------------------------------------
                     Classic Shares     4.73      2.58       3.26


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


             Fee table
             -----------------------------------------------------

                                                           Classic
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee//                               0.07
             Distribution (12b-1) fees                      0.25
             Servicing fee//                                0.30
             Other expenses//                               0.08

             Total annual operating expenses                0.70


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   72     224     390     871


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                         Year Ended December 31,
                                                          ----------------------------------------------------
Classic Shares                                            2007         2006             2005       2004       2003
---------------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00         1.00          1.00       1.00       1.00
                                                          ---------    ---------     ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.046        0.044         0.026      0.007      0.005
Dividends:
  Dividends from net investment income                      (0.046)       (0.044)       (0.026)    (0.007)    (0.005)
                                                          ---------    ---------     ---------  ---------  ---------
Net asset value at end of year                                 1.00         1.00          1.00       1.00       1.00
                                                          ---------    ---------     ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      4.73         4.48          2.57       0.68       0.49

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,078,224    1,453,589     1,163,077  1,036,872  1,017,653
Ratio of expenses to average net assets                        0.70         0.69          0.70       0.71       0.73
Ratio of net investment income to average net assets           4.63         4.41          2.59       0.68       0.49


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.


The Fund also invests in repurchase agreements that are fully collateralized by securities backed by the full faith and credit of the U.S. government to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury or other security to the Fund and agrees to repurchase it at a specific time and price.


The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on

BNY Hamilton Treasury Money Fund
its obligation to repurchase them. In this circumstance, the fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON TREASURY MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton Treasury Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the



                                               BNY Hamilton Treasury Money Fund

Proposed Transaction. The Dreyfus Institutional Reserves Treasury Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Treasury Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/07
---------------------------------------------------------------------------
                                           [CHART]

 2000       2001       2002      2003      2004     2005     2006     2007
------     ------     ------    ------    ------   ------   ------   ------
 5.56%      3.42%      1.03%     0.43%     0.59%    2.39%    4.30%    4.26%


Best Quarter: Q3 '00 +1.45%  Worst Quarter: Q1 '04 +0.07%



                   Average annual total returns (%) as of 12/31/07*
                   -------------------------------------------------

                                                          Since
                                                        Inception
                                    1 Year   5 Years   (4/30/99)/1/
                   -------------------------------------------------
                   Classic Shares    4.26     2.38        2.86


*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

             Fee table
             -----------------------------------------------------

                                                           Classic
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee                                 0.07
             Distribution (12b-1) fees                      0.25
             Servicing fee                                  0.30
             Other expenses                                 0.08

             Total annual operating expenses                0.70

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   72     224     390     871

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
1 Classic Shares of the Fund commenced operations on 4/30/99.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                    Year Ended December 31,
                                                          ------------------------------------------
Classic Shares                                            2007       2006          2005     2004     2003
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00       1.00        1.00     1.00     1.00
                                                          -------    -------     -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                0.042      0.042       0.024    0.006    0.004
Dividends:
  Dividends from net investment income                    (0.042)     (0.042)     (0.024)  (0.006)  (0.004)
                                                          -------    -------     -------  -------  -------
Net asset value at end of year                               1.00       1.00        1.00     1.00     1.00
                                                          -------    -------     -------  -------  -------
Total investment return based on net asset value (%)/(b)/    4.26       4.30        2.39     0.59     0.43

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       442,131    471,111     356,438  297,459  353,307
Ratio of expenses to average net assets                      0.70       0.70        0.71     0.71     0.72
Ratio of net investment income to average net assets         4.15       4.25        2.41     0.57     0.42


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Treasury Money Fund

BNY HAMILTON


 NEW YORK AMT-FREE MUNICIPAL MONEY FUND


INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


Under normal market conditions, the Fund invests exclusively in New York municipal obligations, the interest on which is exempt from federal and New York State and City personal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). New York municipal obligations whose interest is exempt from federal and New York State and City personal taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations.


Consistent with its investment objective, the Fund:

.. as a fundamental policy, invests at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;



.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period from the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without


                            BNY Hamilton New York AMT-Free Municipal Money Fund
the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest in taxable high quality money market instruments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt by natural disasters or terrorist attacks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial



BNY Hamilton New York AMT-Free Municipal Money Fund stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City along with other New York localities receive financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value.


Also, to the extent that the Fund invests in taxable municipal obligations as a temporary defensive measure, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include issuer's potential liability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON NEW YORK AMT-FREE MUNICIPAL MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.



                            BNY Hamilton New York AMT-Free Municipal Money Fund

In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton New York AMT-Free Municipal Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus New York AMT-Free Municipal Cash Management Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus New York AMT-Free Municipal Cash Management Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus New York AMT-Free Municipal Cash Management Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus New York AMT-Free Municipal Cash Management Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.



The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus New York AMT-Free Municipal Cash Management Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus New York AMT-Free Municipal Cash Management Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.


--------------------------------------------------------------------------------
About New York Municipal Obligations


The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2007, they collectively have outstanding approximately $210 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects.



BNY Hamilton New York AMT-Free Municipal Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/07
---------------------------------------------------------
                                           [CHART]

          2003     2004    2005     2006     2007
        ------   ------  ------   ------   ------
         0.29%    0.46%   1.66%    2.73%    2.90%


Best Quarter: Q2 '07 +0.75%  Worst Quarter: Q3 '03 +0.06%



                   Average annual total returns
                   (%) as of 12/31/07*
                   -----------------------------------------

                                                   Since
                                                 Inception
                                  1 Year 5 years (4/1/02)/1/
                   -----------------------------------------
                   Classic Shares  2.90   1.60      1.49


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or other out of pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ---------------------------------------------------

                                                          Classic
                                                          Shares
              ---------------------------------------------------
              Shareholder Fees                             None

              Annual Operating Expenses (expenses
               that are deducted from fund assets, as a %
               of average daily net assets)
              ---------------------------------------------------
              Management fee                               0.10
              Distribution (12b-1 fees)                    0.25
              Servicing fee                                0.25
              Other expense                                0.15
              Total annual operating expenses/(a)(b)/      0.75



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Classic Shares' "Total annual operating expenses" to 0.75% of the Fund's average daily net assets allocable to Classic Shares. It was not necessary for the Advisor to waive its fees or reimburse expenses for the year ending December 31, 2007. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment*($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   77     240     417     930


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Classic Shares of the Fund commenced operations on 4/1/02.


                            BNY Hamilton New York AMT-Free Municipal Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Classic Shares' operations. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                               Year Ended December 31,
                                                                       --------------------------------------
Classic Shares                                                          2007    2006    2005    2004    2003
--------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     1.00    1.00    1.00    1.00    1.00
                                                                       ------  ------  ------  ------  ------
Gain from investment operations:
  Net investment income/(a)/                                            0.029   0.027   0.016   0.005   0.003
Dividends:
  Dividends from net investment income                                 (0.029) (0.027) (0.016) (0.005) (0.003)
                                                                       ------  ------  ------  ------  ------
Net asset value at end of year                                           1.00    1.00    1.00    1.00    1.00
                                                                       ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/                2.90    2.73    1.66    0.46    0.29

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    79,239  29,035  11,566  14,853   4,421
Ratio of expenses (after reduction) to average net assets                0.75    0.75    0.75    0.74    0.69
Ratio of expenses (before reduction) to average net assets               0.75    0.76    0.77    0.77    0.79
Ratio of net investment income (after reduction) to average net assets   2.78    2.68    1.61    0.63    0.29




(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



BNY Hamilton New York AMT-Free Municipal Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

                                             BNY Hamilton Tax-Exempt Money Fund

.. may invest to a significant extent in securities with floating or variable rates of interest.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to


BNY Hamilton Tax-Exempt Money Fund
pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2007, they collectively have outstanding approximately $2.5 trillion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal obligations was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


                                             BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

               Fee table
               -------------------------------------------------

                                                         Classic
                                                         Shares
               -------------------------------------------------
               Shareholder Fees                           None

               Annual Operating Expenses (expenses that
                are deducted from fund assets, as a % of
                average daily net assets)
               -------------------------------------------------
               Management fee                             0.10
               Distribution (12b-1) fees                  0.25
               Servicing fee                              0.30
               Other expenses/(a)/                        0.14

               Total annual operating expenses/(b)/       0.79

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Classic Shares' "Total annual operating expenses" to 0.75% of the Fund's average daily net assets allocable to the Classic Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                         Expenses on a $10,000 investment* ($)
                         ---------------------------------------------

                                                1 Year         3 Years
                         ---------------------------------------------
                         Classic Shares           81             252

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Classic Shares of the Fund.


--------------------------------------------------------------------------------




BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS


The Funds have entered into servicing agreements with certain institutions (shareholder organizations), whose customers beneficially own Classic Shares of the Funds. Under these agreements, the shareholder organizations provide support services to their customers, and, in turn, each of the Funds (except the New York AMT-Free Municipal Money Fund) pays each such shareholder organization a fee of up to 0.30% (annualized) of the average daily net asset value (NAV) of the Classic Shares of the Fund owned by the shareholder organization's customers, and the New York AMT-Free Municipal Money Fund pays each such shareholder organization a fee of up to 0.25% (annualized) of the average daily NAV of the Classic Shares of the Fund owned by the shareholder organization's customers. These fees, or portions thereof, paid to shareholder organizations may constitute "service fees" (as defined by the Financial Industry Regulatory Authority ("FINRA")) and shall not exceed 0.25% of the average daily net assets attributable to the Classic Shares of each Fund (or such other maximum amount then permitted by FINRA as a "service fee").


Services that the shareholder organizations are responsible for providing to their customers include the following:

.. facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Classic Shares, if requested;

.. processing customers' dividend payments;

.. providing periodic statements to their customers;

.. arranging for bank wires;

.. providing adequate customer support facilities;

.. performing all necessary sub-accounting; and

.. forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts at shareholder organizations are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Classic Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION


Each of the New York AMT-Free Municipal Money Fund and Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12.00 p.m. Eastern time and each of the Money Fund and Treasury Money Fund calculates its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. With the exception of the Money Fund, the Funds are open on each weekday (Monday through Friday) that both the New York Stock Exchange (NYSE) and Federal Reserve Bank of New York (Federal Reserve) are open. Either the NYSE or Federal Reserve (and, therefore, each
Fund) is closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Money Fund is open each weekday that the Federal Reserve is open. Accordingly, it will be open on Good Friday. However, the Money Fund's cut-off time on Good Friday will be 3:00 p.m. Eastern time.


Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a distribution (12b-1) plan with respect to the Classic Shares of each of the Funds in this Prospectus pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan permits each Fund to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares of that Fund. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

     Minimum investment requirements
     ---------------------------------------------------------------------

                                         Minimum       Minimum
                                         initial     continuing    Minimum
     Account Type                       investment   investments   balance
     ---------------------------------------------------------------------
     IRA                                  $  250        $ 25         N/A
     Regular Account                      $2,000        $100        $500
     Automatic Investment Program         $  500        $ 50         N/A
     Government Direct Deposit Program*             minimum $100;
                                          $  250   maximum $50,000   N/A

 Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.
*For federal employees and investors who receive Social Security or certain other payments from the federal government.

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------
Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the applicable Fund to:
check payable directly to each Fund you want to
invest in to:
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.
Wire
----------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your Fund]                                  Attn: [your Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]
Phone
----------------------------------------------------------------------------------------------------------------
N/A                                                Call 1-800-426-9363.

                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.
Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

                                                               Account Policies

Open an account                                    Add to your investment
--------------------------------------------------------------------------------------------------------------

Automatic Investment Program
--------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Government Direct Deposit Program
--------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive
social security or certain other payments from
the federal government.
Call 1-800-426-9363 for instructions on            Once you are enrolled, investments are automatic.
how to enroll.
                                                   You can terminate the service at any time by contacting the appropriate federal agency.


If your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as ("the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of New York AMT-Free Municipal Money Fund and Tax-Exempt Money Fund, or 5:00 p.m. Eastern time in the case of Money Fund and Treasury Money Fund, (each, a "cut-off time"), we will process your order at that day's NAV. If your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.


Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum   To redeem shares
$500)
------------------------------------------------------------------------------------------------------------------

Phone
------------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
------------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.                   Your instructions should include:
Your instructions should include:                  .your account number
.. your account number                              .names of the Funds and number of shares or dollar amount
.. names of the Funds and number of shares or        you want to exchange
  dollar amount you want to exchange.              A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to
                                                    different banking institutions than what is on file
                                                   .you have changed your account address within the last 10 days

Dealer
------------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
------------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum Fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

If your redemption order is received in good order by a Fund (or its designee) by the Fund's cut-off time, we will process your order at that day's NAV. If your redemption order is received in good order by a Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

Minimum account balances. If you have a regular account with a Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

                                                               Account Policies

Exchange minimums. You may exchange your Classic Shares of a Fund for Classic Shares of any other Fund. You may also exchange Classic Shares of a Fund for Class A Shares or Investor Shares of any BNY Hamilton Fund offering Class A Shares or Investor Shares, as applicable. Shares to be exchanged must have a value of at least $500. You must also exchange enough Classic Shares of a Fund to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares. When exchanging your Classic Shares of a Fund for Class A Shares of another BNY Hamilton Fund, you will pay any applicable Class A sales charge upon exchange. See the applicable BNY Hamilton Funds' Class A Prospectus for more information regarding its sales charges.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Checkwriting privileges. Checkwriting privileges are available by request to shareholders of the Funds. The minimum check amount is $500. There is no fee for writing checks, but the Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check. The Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee. A signature guarantee is required whenever:

.. you redeem more than $50,000

.. you want to send proceeds to a different address or to different banking institutions than what is on file

.. you have changed your account address within the last 10 days

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary


Account Policies
circumstances, such as a very large redemption that could affect the Funds' operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Classic Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. As described in the Principal Investment Strategies, each Fund seeks to maintain a stable $1 per share price. Net investment income for Classic Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Classic Shares of each Fund will begin earning dividends on the first business day their purchase is effective and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Classic Shares of each Fund, that if your purchase order is received in good order by a Fund (or its designee) on a business day by the cut-off time, you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.


In the case of redemptions of Classic Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.


Each Fund automatically pays distributions in the form of additional Fund shares. You may notify the transfer agent in writing to:


.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.

Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

                  Type of Distribution     Federal Tax Status
                  --------------------------------------------
                  Dividends from net       Ordinary income
                  investment income
                  Short-term capital gains Ordinary income
                  Long-term capital gains  Capital gain income
                  Dividends from net       Tax-free
                  tax-exempt income


With respect to each of the New York AMT-Free Municipal Money Fund and the Tax-Exempt Money Fund (together, the "Tax-Exempt Funds") if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of the Tax-Exempt Money Fund, may result in liability under the federal alternative minimum tax, both for individual and corporate shareholders. The foregoing also is applicable to the New York AMT-Free Municipal Money Fund to the extent that it invests in taxable municipal obligations as a temporary defensive measure. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain



                                                               Account Policies
bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from the New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes). The Supreme Court recently heard (but has not yet ruled on) an appeal of a state-court decision that might significantly affect the taxation of municipal bonds. You should consult your tax advisor for additional information on the consequences of your investment in the Funds, particularly in the New York AMT-Free Municipal Money Fund.

Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.

The Tax-Exempt Money Fund may invest a portion of its assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Money Fund that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Money Fund may be taxable. The foregoing also is applicable to the New York AMT-Free Municipal Money Fund to the extent that it invests in taxable municipal obligations as a temporary defensive measure.


Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.


A Fund's investments in certain debt securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may generate income that is subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest dividends, as discussed above) that you receive from a Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by a Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Taxes on distributions from a Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund). The Funds do not expect to realize significant long-term capital gains or losses.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor


Account Policies
who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be taxable as short-term or long-term capital gain or loss depending on how long you held the shares and assuming the shares were held as capital assets.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.


ABUSIVE TRADING

Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Funds expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.

INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.

If the Proposed Transactions discussed above are approved by shareholders of the relevant Funds, certain BNY Hamilton Funds may be merged into other funds advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage each such Fund using substantially similar investment programs and personnel. Please review each such Fund's disclosure above for a more in-depth discussion of the Proposed Transactions.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2007 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.



                                                               Account Policies

                Fund                                Fee
                                                 as a % of
                                               average daily
                                                net assets
                                            (net of any waivers
                                            or reimbursements)
                -----------------------------------------------
                BNY Hamilton Money Fund            0.07
                BNY Hamilton Treasury Money
                 Fund                              0.07
                BNY Hamilton New York AMT-
                 Free Municipal Money Fund*        0.10



*The New York AMT-Free Municipal Money Fund was previously called The New York
 Tax Exempt Money Fund; The Fund's name change was effective March 3, 2008.

As of the date of this Prospectus, the Tax-Exempt Money Fund has not commenced operations, but upon commencement of operations, it will pay the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.


A discussion of the basis for the Directors' approval of each Fund's investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES


In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Fund's "Principal Investment Strategies" section above), the Funds (except New York AMT-Free Municipal Money Fund and Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:


.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO]
BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO]
BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK


                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                04/08  BNY-0089

                                   [GRAPHIC]

[NEW COVENANT MUTUAL FUNDS LOGO]

NEW COVENANT FUNDS                     Prospectus
TREASURY MONEY FUND                    April 25, 2008
Classic Shares

Advised by the Bank of New York

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


                  ABOUT THE FUND

                   5  BNY Hamilton Treasury Money Fund


                  SERVICES PROVIDED

                  10  Services Provided


                  ACCOUNT POLICIES

                  11  Daily NAV Calculation

                  11  Distribution (12b-1) Plan

                  11  Distributions and Tax Considerations

                  13  Purchasing and Redeeming Classic Shares

                  15  Abusive Trading

                  15  Investment Advisor


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 TREASURY MONEY FUND

     CUSIP Number: Classic Shares 05561M747
     Ticker Symbol: BYCXX

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.


The Fund also invests in repurchase agreements that are fully collateralized by securities backed by the full faith and credit of the U.S. government to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury or other security to the Fund and agrees to repurchase it at a specific time and price.


The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because it cannot sell the securities at the agreed-upon time and price or the

                                               BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


IMPORTANT INFORMATION ABOUT THE BNY HAMILTON TREASURY MONEY FUND



On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.



In connection with this initiative, on April 16, 2008, the Advisor recommended and the Board of Directors of the BNY Hamilton Treasury Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Treasury Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Treasury Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.



BNY Hamilton Treasury Money Fund

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Treasury Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Treasury Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.



The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Treasury Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.



In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares



The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Treasury Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.



The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.



                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/07
---------------------------------------------------------------------------
                                           [CHART]

 2000       2001       2002      2003      2004     2005     2006     2007
------     ------     ------    ------    ------   ------   ------   ------
 5.56%      3.42%      1.03%     0.43%     0.59%    2.39%    4.30%    4.26%


Best Quarter: Q3 '00 +1.45%  Worst Quarter: Q1 '04 +0.07%



                  Average annual total returns (%) as of 12/31/07*
                  -------------------------------------------------

                                                         Since
                                                       Inception
                                     1 Year  5 Years  (4/30/99)/1/
                  -------------------------------------------------
                  Classic Shares//    4.26    2.38       2.86




*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

             Fee table
             -----------------------------------------------------

                                                           Classic
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee                                 0.07
             Distribution (12b-1) fees                      0.25
             Servicing fee                                  0.30
             Other expenses                                 0.08

             Total annual operating expenses                0.70

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   72     224     390     871

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Classic Shares of the Fund commenced operations on 4/30/99.

BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.






                                                                    Year Ended December 31,
                                                          ------------------------------------------
Classic Shares                                            2007       2006          2005     2004     2003
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00       1.00        1.00     1.00     1.00
                                                          -------    -------     -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                0.042      0.042       0.024    0.006    0.004
Dividends:
  Dividends from net investment income                    (0.042)     (0.042)     (0.024)  (0.006)  (0.004)
                                                          -------    -------     -------  -------  -------
Net asset value at end of year                               1.00       1.00        1.00     1.00     1.00
                                                          -------    -------     -------  -------  -------
Total investment return based on net asset value (%)/(b)/    4.26       4.30        2.39     0.59     0.43

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       442,131    471,111     356,438  297,459  353,307
Ratio of expenses to average net assets                      0.70       0.70        0.71     0.71     0.72
Ratio of net investment income to average net assets         4.15       4.25        2.41     0.57     0.42



(a)Based on average shares outstanding.


(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.




                                               BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS


The Fund has entered into servicing agreements with certain institutions (shareholder organizations), including the New Covenant Funds, whose customers beneficially own Classic Shares of the Fund. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions up to 0.30% (annualized) of the average daily NAV of Classic Shares of the Fund owned by the shareholder organization's customers. These fees or portions thereof, paid to shareholder organizations may constitute "service fees" as defined by the Financial Industry Regulatory Authority ("FINRA") and shall not exceed 0.25% of the average daily net assets attributable to the Classic Shares of the Fund (or such other maximum amount then permitted by FINRA as a "service fee").


Services that the shareholder organizations are responsible for providing to their customers include the following:


.. facilitating the transmission and receipt of funds in connection with shareholders orders to purchase, redeem or exchange shares;



.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;



.. providing automatic reinvestment of customers' cash balances in other investment accounts in Classic Shares, if requested;



.. processing customers' dividend payments;



.. providing periodic statements to their customers;



.. arranging for bank wires;



.. providing adequate customer support facilities;



.. performing all necessary sub-accounting; and



.. forwarding shareholder communications from the Fund.



See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.


Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.



WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

QUARTERLY STATEMENTS

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION




The Treasury Money Fund calculates its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a business day"). The Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. The Fund is open on each weekday (Monday through Friday) that both the New York Stock Exchange (NYSE) and Federal Reserve Bank of New York (Federal Reserve) are open. Either the NYSE or Federal Reserve (and, therefore, each Fund) is closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.



Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities.




DISTRIBUTION (12b-1) PLAN


The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.



Because these fees are paid out of fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.


DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Classic Shares of the Fund will be determined immediately before calculation of the Fund's NAV each business day. As described in the Principal Investment Strategies, the Fund seeks to maintain a stable $1 per share price. Net investment income for Classic Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.



Classic Shares of the Fund will begin earning dividends on the first business day their purchase is effective and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Classic Shares of the Fund, that if your purchase order is received in good order by a Fund (or its designee) on a business day by the cut-off time, you will begin earning dividends declared by the Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.



In the case of redemptions of Classic Shares of the Fund, if your redemption order is received in good order by the Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.



The Fund automatically pays distributions in the form of additional Fund shares. You may notify the New Covenant Funds in writing to:



.. choose to receive dividends or distributions (or both) in cash; or



.. change the way you currently receive distributions.



Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will


                                                               Account Policies
be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.





                  Type of Distribution     Federal Tax Status
                  --------------------------------------------
                  Dividends from net       Ordinary income
                  investment income
                  Short-term capital gains Ordinary income
                  Long-term capital gains  Capital gain income



Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.





The Fund's investments in certain debt securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).



For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest dividends, as discussed above) that you receive from the Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by the Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income.



The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.



Taxes on distributions from the Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that a Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund). The Fund does not expect to realize significant long-term capital gains or losses.



The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Fund, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding, may be subject to federal backup withholding tax.



Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be taxable as short-term or long-term capital gain or loss depending on how long you held the shares and assuming the shares were held as capital assets.



This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.



Account Policies

PURCHASING AND REDEEMING
CLASSIC SHARES

                 Minimum investment requirements
                 ----------------------------------------------

                                   Minimum    Minimum
                                   Initial   Continuing Minimum
                 Account type    Investments Investment balance
                 ----------------------------------------------
                 IRA                $250        $ 25      N/A
                 Regular Account    $500        $100     $500
                 Automatic
                  Investment
                  Program           $500        $ 50      N/A

*Customers of the New Covenant Funds (one of the Fund's shareholder organizations) are subject to a $500 initial investment minimum for their accounts held through the New Covenant Funds.

Investors holding Fund shares in accounts through the New Covenant Funds who wish to transmit requests to open an account, add to an existing account or sell shares of the Fund by mail or to make an investment by wire should follow the instructions set forth below:

 - Mail your request
   By U.S. Mail to:
   New Covenant Funds



   U.S. Bancorp Fund Services, LLC


   P.O. Box 701


   Milwaukee, WI 53201-0701




   By Overnight Courier to:
   New Covenant Funds

   U.S. Bancorp Fund Services, LLC


   615 East Michigan Street, 3rd Floor


   Milwaukee, WI 53202




 - By Wire:

   To make an investment in the Fund or to add to an existing account by wire, call 877-835-4531 in advance for instructions.



Fund shares are redeemed at the next NAV per share calculated after the New Covenant Funds receives the purchase order in good order. The Fund does not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks must be in U.S. dollars and payable to the Fund. The check may be drawn on a domestic bank account or from an existing account at a major brokerage firm registered identically to the Fund account. The New Covenant Funds will not accept payment in cash or money orders. The New Covenant Funds also do not generally accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the New Covenant Funds will not accept third party checks (except checks issued by the Presbyterian Church (U.S.A.) Foundation), Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The New Covenant Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. The New Covenant Funds' transfer agent will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to twelve calendar days.



Investors are entitled to purchase, exchange or redeem shares by telephone at 877-835-4531 at no charge. Telephone privileges are not available for 15 days following a change of address. You must have banking information established on your account prior to making a purchase. You must notify the New Covenant Funds in writing if you want to disable telephone transactions.



Once an account through the New Covenant Funds has been opened with a minimum investment of $500, you can make additional purchases of shares with the automatic withdrawal of monies from your bank account. Your financial institution must be a member of the Automated Clearing House (ACH) network.


The Fund does not issue share certificates.


A signature guarantee is required to redeem shares in the following situations:



.. If ownership is changed on your account;



.. When redemption proceeds are sent to any person, address or bank account not on record;



                                                               Account Policies

.. Written requests to wire redemption proceeds (if not previously authorized on the account);



.. When establishing or modifying certain services on an account;



.. If a change of address was received by the transfer agent within the last 15 days; and



.. For all redemptions over $100,000 from any shareholder account you must have a Medallion signature guarantee.



In addition to the situations described above, the New Covenant Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.



Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.


Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the New Covenant Funds before the close of business. In order for the Advisor to manage the Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $3 million.

Reserved rights: The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund


.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.



Customer Identification Program To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund's transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.



Checkwriting privileges Checkwriting privileges are available by request to investors holding Fund shares in accounts held through the New Covenant Funds. The minimum check amount is $100 with a maximum amount of $5,000,000. There is no fee for writing checks, but the New Covenant Funds will charge $25 for stop payments or overdrafts. You cannot close your account by writing a check.


The New Covenant Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.


Account Policies

ABUSIVE TRADING


Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in the Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to the Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Fund expect the Fund to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Fund accommodates frequent trading, and the Fund's Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in the Fund's shares. The Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.






INVESTMENT ADVISOR


The investment advisor of the Fund is The Bank of New York, (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals.



The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.



The Proposed Transaction discussed above is approved by shareholders of the Fund, the Fund will be merged into a fund advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage the Fund using substantially similar investment programs and personnel. Please review the Fund's disclosure above for a more in-depth discussion of the Proposed Transaction.



Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.07% of average daily net assets. The Fund's semiannual report to shareholders, covering the period from January 1 to June 30, 2007, includes a discussion regarding the basis upon which the Board of Directors of the Fund approved the continuance of the Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.





                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO] NEW COVENANT
  MUTUAL FUNDS

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the fund manager on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the fund's securities and a report from the fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The Fund will provide a full list of its holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and its top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:
New Covenant Funds
U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701

Information is also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL: 202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC FILE NUMBER: 811-6654

New Covenant Mutual Funds are sold as New Covenant Funds.

                   [NEW COVENANT        NEW COVENANT FUNDS
                   MUTUAL FUNDS         TREASURY MONEY FUND
                   LOGO]                Classic Shares

                                        ADVISED BY THE BANK OF NEW YORK
                                        200 East Twelfth Street
                                        Jeffersonville, IN 47130

                                                                   NCF 14-07-03

                                                                  Van Eck Global

                                  VAN ECK FUNDS

                                   Money Fund

                                   Prospectus

                         ADVISED BY THE BANK OF NEW YORK

                                 April 25, 2008

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

SEC Registration Number: 811-6654

#541831

For more detailed information, see the Statement of Additional Information
(SAI), which is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

..    Call Van Eck at 1-800-826-1115, or visit the Van Eck website at
     www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

..    Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

..    Reports and other information about the Fund are available on the EDGAR
     Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

                                  VAN ECK FUNDS
                                   Money Fund
                         ADVISED BY THE BANK OF NEW YORK

                                 Van Eck Global
                              c/o DST Systems, Inc.
                                 P.O. Box 218407
                        Kansas City, Missouri 64121-8407
                                 1-800-544-4653

TABLE OF CONTENTS

          About the fund

          2    BNY Hamilton Money Fund

          Services provided

          5    Services Provided

          Account policies

          6    Daily NAV Calculation

          6    Distribution (12b-1) Plan

          6    Purchases, Redemptions, Exchanges, and Transfers

          6    Distributions and Tax Considerations

          9    Investment Advisor

          For More Information

          Back Cover

                                                         Money Fund Prospectus 1

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average-weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IMPORTANT INFORMATION ABOUT THE BNY HAMILTON MONEY FUND

On June 2, 2007, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof (the "BNY Hamilton Funds"), completed a merger with Mellon Financial Corporation to form The Bank of New York Mellon Corporation ("BNY Mellon"). As of the same date the Advisor became a wholly-owned subsidiary of BNY Mellon. Subsequently, the Advisor informed the Board of Directors of the BNY Hamilton Funds (the "Board") that it intended to formulate and present to the Board a plan that might recommend eliminating the BNY Hamilton Funds brand name and merging most of the existing BNY Hamilton Funds into funds in the Dreyfus or Mellon Private Wealth fund families. Both of these fund families are also part of the BNY Mellon asset management business.

In connection with this initiative, on April 16, 2008 the Advisor recommended and the Board of Directors of the BNY Hamilton Money Fund (the "Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which your shares of the Fund will be exchanged for shares of total equal value in the Dreyfus Institutional Reserves Money Fund (the "Proposed Transaction"). The Proposed Transaction is expected to be tax-free to you. The Fund's expense ratio will not increase at this time because the Advisor has undertaken as necessary to waive its fees and/or reimburse expenses from April 17, 2008 until two years following completion of the Proposed Transaction. The Dreyfus Institutional Reserves Money Fund will be managed by the same investment personnel using substantially the same investment program as the current Fund.

To effect the Proposed Transaction, The Dreyfus Institutional Reserves Money Fund, a newly organized fund advised by The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the Dreyfus Institutional Reserves Money Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund.

The Proposed Transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late April, 2008, following the creation and registration of the Dreyfus Institutional Reserves Money Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Proposed Transaction is expected to occur in September 2008.

In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Dreyfus Institutional Reserves Money Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Directors will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be supplemented or revised as material developments occur associated with the events contemplated above.

2 BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

Annual total returns
(%) as of 12/31/07
-------------------------------------------------------
                         [CHART]

1998  1999  2000  2001  2002  2003  2004  2005  2006  2007
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
4.81  4.51  5.78  3.57  1.15  0.49  0.68  2.57  4.48  4.73

Best Quarter: Q3 '00 +1.49  Worst Quarter: Q1 '04 +0.09

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of
                   12/31/07*
                   -----------------------------------------
                                     1 Year 5 Year  10 Year
                   -----------------------------------------
                   Classic Shares     4.73   2.58    3.26

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the fund is "no-load," shareholders pay no fees or out of pocket expenses upon purchasing or redeeming shares of the Fund.


                  Fee table (% of average net assets)
                  --------------------------------------------
                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee                        0.07
                  Distribution (12b-1) fees             0.25
                  Servicing fee                         0.30
                  Other expenses                        0.08

                  Total annual operating expenses       0.70



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                    Expenses on a $10,000 investment* ($)
                    ---------------------------------------
                            1 Year 3 Years 5 Years 10 Years
                    ---------------------------------------
                    Classic
                     Shares   72     224     390     871


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from expenses shown in the Fee table above.

--------------------------------------------------------------------------------

                                                       BNY Hamilton Money Fund 3

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2006 and 2007 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                               Year Ended December 31,
                                                            --------------------------------------------------------
                                                                  2007       2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                1.00       1.00       1.00       1.00       1.00
                                                               ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                       0.046      0.044      0.026      0.007      0.005
Dividends
  Dividends from net investment income                            (0.046)    (0.044)    (0.026)    (0.007)    (0.005)
                                                               ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                      1.00       1.00       1.00       1.00       1.00
                                                               ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/           4.73       4.48       2.57       0.68       0.49

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                            1,078,224  1,453,589  1,163,077  1,036,872  1,017,653
Ratio of expenses to average net assets                             0.70       0.69       0.70       0.71       0.73
Ratio of net investment income to average net assets                4.63       4.41       2.59       0.68       0.49


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 BNY Hamilton Money Fund

Services Provided

Shareholder Servicing Plans

The Fund has entered into servicing agreements with certain institutions (shareholder organizations), including the Van Eck Funds, that invest in Classic Shares of the BNY Hamilton Money Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions 0.30% (annualized) of the average daily NAV of its customers' Classic Shares. These fees, or portions thereof, paid to shareholder organizations may constitute "service fees" (as defined by the Financial Industry Authority ("FINRA")) and shall not exceed 0.25% of the average daily net assets attributable to the Classic Shares of each Fund (or such other maximum amount then permitted by the FINRA as a "service fee").


Services that the shareholder organizations are responsible for providing to their customers include the following:

..    facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

..    aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

..    providing automatic reinvestment of customers' cash balances in other investment accounts in Classic Shares, if requested;

..    processing customers' dividend payments;

..    providing periodic statements to their customers;

..    arranging for bank wires;

..    providing adequate customer support facilities;

..    performing all necessary sub-accounting; and

..    forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts. Currently, the Van Eck Funds do not charge additional fees for its services, but reserves the right to do so in the future.

The Advisor (The Bank of New York) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Quarterly Statements

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or paid as cash. Confirmations of each purchase, exchange or redemption will be mailed to each shareholder, unless their shares are held by a financial institution that will provide such statements and confirmations.

Householding

If more than one member of a household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow single copies of shareholder reports, proxy statements, prospectuses and prospectus supplements to be mailed in one envelope to a shared address for multiple shareholders ("householding"). However, if you prefer to continue to receive such mailings separately now or in the future, please call Van Eck Account Assistance at 1-800-544-4653.

                                                         Money Fund Prospectus 5

Account Policies

DAILY NAV CALCULATION

The Fund calculates its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). The Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. The Fund is open on each weekday (Monday through Friday) that the Federal Reserve Bank of New York (Federal Reserve) is open. The Federal Reserve (and, therefore, the Fund) is closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Fund's cut-off time on Good Friday will be 3:00 p.m. Eastern time.

Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities.


DISTRIBUTION (12B-1) PLAN
The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

PURCHASES, REDEMPTIONS, EXCHANGES, AND TRANSFERS THROUGH A BROKER OR AGENT The Fund has no sales charge, whether you use a broker or agent or not. Some brokers or agents may charge a fee for their services. Contact your broker or agent for details.

Through Van Eck's Shareholder Servicing Agent, DST Systems, Inc. (DST)
You may purchase, redeem, exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The mailing address at DST is:

Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

6 Money Fund Prospectus

For overnight delivery:

Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Funds, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Van Eck Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

PURCHASE BY MAIL
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts. For further details, see the Application or call Account Assistance.

TELEPHONE REDEMPTION-PROCEEDS BY CHECK 1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

EXPEDITED REDEMPTION--PROCEEDS BY WIRE 1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

WRITTEN REDEMPTIONS
Your written redemption request must include:

..    Fund and account number.

..    Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

..    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in case of estates, trusts, guardianships, custodians, partnerships and corporations, as requested by DST.

..    Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

..    The redemption is for $50,000 or more.

..    The redemption amount is wired.

..    The redemption amount is paid to someone other than the registered owner.

..    The redemption amount is sent to an address other than the address of record.

..    The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

                                                         Money Fund Prospectus 7

CHECK WRITING
If your account has the optional Redemption By Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Telephone Exchange 1-800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between Class A shares of the Van Eck Funds, with no sales charge. (Shares originally purchased into the Fund or previously into the Van Eck U.S. Government Money Fund that paid no sales charge may pay an initial sales charge the first time they are exchanged from the Fund into another Van Eck Class A fund.) Shares must be on deposit in your account to be eligible for exchange. For further details regarding exchanges, please see the Application, "Frequent Trading Policy" and "Unauthorized Telephone Requests" below, or call Account Assistance.

WRITTEN EXCHANGES
Written requests for exchange must include:

..    The fund and account number to be exchanged out of

..    The fund to be exchanged into

..    Directions to exchange "all shares" or a specific number of shares or dollar amount

..    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships, and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" above.

TRANSFER OF OWNERSHIP
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

FREQUENT TRADING POLICY
The Fund may reject a purchase order for any reason and may limit or reject an exchange transaction if Van Eck Securities Corporation ("Van Eck"), distributor for the Van Eck Funds, believes that a shareholder is engaging in market timing activities that are prohibited by the Van Eck Funds.

UNAUTHORIZED TELEPHONE REQUESTS
Like most financial organizations, Van Eck, the Fund, and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed. If you do not want to authorize the Telephone Exchange or Redemption Privilege on your eligible account, you must refuse it on the Account Application, broker/agent instructions or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC INVESTMENT PLAN
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN
You may authorize DST to periodically exchange a specified dollar amount from your account in the Fund to Class A shares of the Van Eck Funds. See "Telephone Exchange" above. For further details and to request an Application, contact Account Assistance.

8 Money Fund Prospectus

AUTOMATIC WITHDRAWAL PLAN
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more to establish the Plan. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through "wrap fee" asset allocation and similar programs offered without a sales charge by certain financial institutions.

ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $1000 after the initial purchase, Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

CERTIFICATES
The Fund does not issue certificates.

RESERVED RIGHTS

The Fund reserves the following rights:

..    To suspend sales of shares to the public.

..    To reject any purchase order.

..    To reject any exchange request and to modify or terminate exchange privileges.

..    To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund.

..    To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund's transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of the Fund will be determined immediately before calculation of the Fund's NAV each business day. As described in the Principal Investment Strategies, the Fund seeks to maintain a stable $1 per share price. Net investment income for Classic Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Classic Shares of the Fund will begin earning dividends on the first business day their purchase is effective and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Classic Shares of the Fund, that if your purchase order is received in good order by the Fund (or its designee) on a business day by the cut-off time, you will begin earning dividends declared by the Fund on that day. However, if your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by the Fund on the next business day.

In the case of redemptions of Classic Shares of the Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

The Fund automatically pays distributions in the form of additional Fund shares. You may notify the transfer agent in writing to:

..    choose to receive dividends or distributions (or both) in cash; or

..    change the way you currently receive distributions.

Your taxable income is the same under either option.

Type of Distribution Federal Tax Status

Dividends from net investment income   Ordinary income
Short-term capital gains               Ordinary income
Long-term capital gains                Capital gain income
Dividends from net tax-exempt income   Tax-free

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

The Fund's investments in certain debt securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Fund's investment in foreign securities may generate income that is subject to withholding and other taxes imposed by countries outside the United States Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

For federal income tax purposes, distributions of net investment income (other than those distributions that are properly designated as exempt-interest dividends, as discussed above) that you receive from the Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income that are properly designated by the Fund as derived from "qualified dividend income" (as further defined in the Statement of Additional Information) generally will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Taxes on distributions from the Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income, and distributions of net capital gain from the sale of investments that the Fund owned for more than a year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund).

The Fund does not expect to realize significant long-term capital gains or losses.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Fund, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be taxable as short-term or long-term capital gain or loss depending on how long you held the shares and assuming the shares were held as capital assets.

This section relates only to the U.S. federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

ABUSIVE TRADING

Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in the Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to the Fund (such as spreads paid to dealers who sell money market instruments to the Fund) and disrupting the management of the Fund. However, shareholders of the Fund expect the Fund to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Fund accommodates frequent trading, and the Fund's Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in the Fund's shares. The Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and together with its affiliates today manages more than $1.1 trillion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation.

If the Proposed Transaction discussed above is approved by shareholders of the Fund, the Fund will be merged into a fund advised by The Dreyfus Corporation, which is an affiliate of the Advisor, or affiliates of The Dreyfus Corporation. Such investment adviser(s) would continue to manage the Fund using substantially similar investment programs and personnel. Please review the Fund's disclosure above for a more in-depth discussion of the Proposed Transaction.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.07% of average daily net assets. The Fund's semiannual report to shareholders, covering the period from January 1 to June 30, 2007, includes a discussion regarding the basis upon which the Board of Directors of the Fund approved the continuance of the Fund's advisory contract with the Advisor and is available on request.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in the Fund's "Principal Investment Strategies" section above), the Fund observes additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

..    maintaining the weighted average maturity of the Fund's portfolios at 60 days or less; and

..    limiting the Fund's investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).

                                                         Money Fund Prospectus 9

                           BNY HAMILTON FUNDS, INC.

                      Statement of Additional Information

                          BNY Hamilton Core Bond Fund
                       BNY Hamilton Enhanced Income Fund
                BNY Hamilton Global Real Estate Securities Fund
                         BNY Hamilton High Yield Fund
                   BNY Hamilton Intermediate Government Fund
              BNY Hamilton Intermediate New York Tax-Exempt Fund
                   BNY Hamilton Intermediate Tax-Exempt Fund
                    BNY Hamilton International Equity Fund
                      BNY Hamilton Large Cap Equity Fund
                      BNY Hamilton Large Cap Growth Fund
                       BNY Hamilton Large Cap Value Fund
                      BNY Hamilton Multi-Cap Equity Fund
                  BNY Hamilton Municipal Enhanced Yield Fund
                        BNY Hamilton S&P 500 Index Fund
                    BNY Hamilton Small Cap Core Equity Fund
                      BNY Hamilton Small Cap Growth Fund
                   BNY Hamilton U.S. Bond Market Index Fund


                                April 25, 2008

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED ABOVE, AND SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT PROSPECTUSES, EACH DATED APRIL 25, 2008 , AS SUPPLEMENTED OR AMENDED FROM TIME TO TIME THEREAFTER. INFORMATION FROM THE
 PROSPECTUSES AND THE ANNUAL REPORT TO SHAREHOLDERS OF EACH FUND LISTED ABOVE (IF AVAILABLE) IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. THE PROSPECTUSES AND ANNUAL REPORT MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON DISTRIBUTORS, LLC, 3435 STELZER ROAD, COLUMBUS, OHIO 43219,
ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363, OR BY VISITING THE FUNDS'
                        WEBSITE AT WWW BNYHAMILTON.COM.

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----

INVESTMENT OBJECTIVES AND POLICIES........................................   3

INVESTMENT RESTRICTIONS...................................................  33

DIRECTORS AND OFFICERS....................................................  38

INVESTMENT ADVISORS.......................................................  45

PORTFOLIO MANAGERS........................................................  49

ADMINISTRATORS............................................................  57

DISTRIBUTOR...............................................................  62

FUND, SHAREHOLDER AND OTHER SERVICES......................................  64

CODE OF ETHICS............................................................  66

PROXY VOTING POLICIES.....................................................  66

DISCLOSURE OF PORTFOLIO HOLDINGS..........................................  67

PURCHASE OF SHARES........................................................  69

WAIVING CLASS A SALES CHARGE..............................................  71

REDEMPTION OF SHARES......................................................  74

EXCHANGE OF SHARES........................................................  74

DIVIDENDS AND DISTRIBUTIONS...............................................  74

NET ASSET VALUE...........................................................  75

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..........................  76

DESCRIPTION OF SHARES.....................................................  82

TAXES.....................................................................  95

RISK FACTORS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS.... 109

SPECIMEN PRICE MAKE-UP.................................................... 111

FINANCIAL STATEMENTS...................................................... 115

APPENDIX A................................................................ B-1

                                    GENERAL


   BNY Hamilton Funds, Inc. ("BNY Hamilton"), a Maryland corporation, is an open-end investment company, currently consisting of twenty-three series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Large Cap Equity Fund (the "Large Cap Equity Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Core Bond Fund (the "Core Bond Fund"), BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), BNY Hamilton High Yield Fund (the "High Yield Fund"), BNY Hamilton Municipal Enhanced Yield Fund (the "Municipal Enhanced Yield Fund"), BNY U.S. Government Money Fund, BNY 100% U.S. Treasury Securities Money Fund, BNY Global Real Estate Securities Fund (the "Global Real Estate Fund") and BNY Tax-Exempt Money Fund. Each of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY U.S. Government Money Fund, BNY 100% U.S. Treasury Securities Fund, and BNY Tax-Exempt Money Fund is referred to as a "Money Market Fund" and each of the other series of BNY Hamilton is referred to as a "Fund" or collectively, the "Funds." Disclosure with respect to the Money Market Funds is contained in a separate Statement of Additional Information, dated April 15, 2008.

   The Bank of New York (the "Advisor") serves as investment advisor to each of the Funds. Prior to March 31, 2008, Estabrook Capital Management, LLC, a wholly-owned subsidiary of The Bank of New York, served as the sub-advisor to the Large Cap Value Fund. Gannet Welsh & Kotler LLC, a wholly-owned subsidiary of The Bank of New York, serves as the sub-advisor to the Multi-Cap Equity Fund, Small Cap Core Equity Fund and Municipal Enhanced Yield Fund. Prior to January 2, 2008, Seix Investment Advisors Inc. served as the sub-advisor to the High Yield Fund. Urdang Securities Management, Inc., a wholly-owned subsidiary of The Bank of New York Company, Inc., serves as the sub-advisor to the Global Real Estate Fund. This Statement of Additional Information provides additional information with respect to all the Funds other than the Money Market Funds and should be read in conjunction with the current Prospectuses relating to each such Fund.


   Throughout this Statement of Additional Information, the Large Cap Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Core Equity Fund, the Multi-Cap Equity Fund, the International Equity Fund, the S&P 500 Index Fund, the Large Cap Value Fund and the Global Real Estate Fund are collectively referred to as the "Equity Funds"; the Intermediate Government Fund, the Core Bond Fund, the Enhanced Income Fund, the High Yield Fund and the U.S. Bond Market Index Fund are collectively referred to as the "Taxable Fixed Income Funds"; and the Intermediate New York Tax-Exempt Fund, the Municipal Enhanced Yield Fund and the Intermediate Tax-Exempt Fund are collectively referred to as the "Tax-Exempt Fixed Income Funds." The S&P 500 Index Fund and the U.S. Bond Market Index Fund are together referred to as the "Index Funds." The Taxable Fixed Income Funds and Taxable Fixed Income Funds are together referred to as the "Fixed Income Funds."

                      INVESTMENT OBJECTIVES AND POLICIES

   The following discussion supplements the information regarding the investment objectives and policies of the respective Funds as set forth in their respective Prospectuses. The following describes the types of investments and investment practices that the Funds are generally permitted (but not required) to make or engage in, subject to each Fund's investment objectives, policies and restrictions. The table indicates which Funds may engage in each of these practices. Each Fund may, however, make other types of investments or engage in other types of investment practices provided they are consistent with the Fund's investment objectives, policies and restrictions.

Investment Practices                        Funds
--------------------                        -----

Equity Investments

   Common Stock                             Equity Funds

   Preferred Stock                          Equity Funds

   Convertible Securities                   All Funds other than Tax-Exempt Funds

   Depositary Receipts                      Equity Funds

Government and Money Market Instruments

   United States Government Obligations     All Funds

   Foreign Government Obligations           All Funds other than Tax-Exempt Funds, Intermediate
                                            Government Fund and U.S. Bond Market Index Fund

   Bank Obligations                         All Funds

   Commercial Paper                         All Funds

   Repurchase Agreements                    All Funds

Real Estate Securities
                                            All Funds other than Tax-Exempt Funds

Asset-Backed Securities
                                            All Funds

   Collateralized Debt Obligations          All Funds other than Tax-Exempt Funds and
                                            Intermediate Government Fund

Corporate and Other Debt Securities
                                            All Funds other than Tax-Exempt Funds and
                                            Intermediate Government Fund

Zero Coupon Securities
                                            All Funds

Mortgage-Backed Securities
                                            All Funds other than Tax-Exempt Funds

Warrants and Rights
                                            Equity Funds

Foreign Investments
                                            All Funds other than Tax-Exempt Funds and
                                            Intermediate Government Fund

Municipal Obligations
                                            All Funds other than Equity Funds

Below Investment Grade Securities
                                            Equity Funds, High Yield Fund, Core Bond Fund,
                                            Enhanced Income Fund and Municipal Enhanced
                                            Yield Fund

When-Issued and Delayed Delivery Securities
                                            All Funds

Forward Commitments
                                            All Funds

Other Investment Company Securities
                                            All Funds

Reverse Repurchase Agreements
                                            All Funds

Loans of Portfolio Securities
                                            All Funds other than Tax-Exempt Funds and
                                            Intermediate Government Fund

Investment Practices                               Funds
--------------------                               -----

Illiquid Investments; Privately Placed and Certain
Unregistered Securities
                                                   All Funds other than S&P 500 Index Fund

Guaranteed Investment Contracts
                                                   All Funds other than Tax-Exempt Fund, Intermediate
                                                   Government Fund and U.S. Bond Market Index Fund

Floating Rate and Variable Rate Demand Notes
                                                   All Funds

Participations
                                                   All Funds

Derivative Instruments
                                                   All Funds

Certain Foreign Currency Transactions
                                                   All Funds other than Tax-Exempt Funds and
                                                   Intermediate Government Fund

Structured Notes and Other Hybrid Instruments
                                                   All Funds

   Equity Investments

   The Funds listed above may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter market. More information on the various types of equity investments in which the Funds listed above may invest appears in the Prospectuses for the Funds and below.

   Common Stock. Such equity investments may include common stocks, including the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

   Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

   Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

   Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.


   Convertible Securities. The Funds listed above may invest in convertible securities, including debt securities and preferred stock that (i) may be converted into common stock or (ii) carry the right to purchase common stock. A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. The holder of a convertible security generally may exchange the convertible security for a specified number of shares of common stock, usually of the same company, at specified prices, within a certain period of time. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.


   A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet.

   Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

   The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

   If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.


   Depositary Receipts. The Funds listed above may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), as well as in New York Shares ("NYSs") (collectively, "Depositary Receipts"). Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York by brokers executing the purchases or sales.


   An NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, and the mechanics of NYSs and the associated risks are very similar to those of ADRs. NYSs are used primarily by Dutch companies.

   Government and Money Market Instruments

   As discussed in the Prospectuses, the Funds listed above may invest in cash equivalents to the extent that such investments are consistent with its investment objectives, policies and restrictions. A description of the various types of cash equivalents that may be purchased by a Fund appears below. See "Quality and Diversification Requirements."

   United States Government Obligations. The Funds listed above may invest in obligations issued or guaranteed by the United States Government or by its agencies, instrumentalities, or government-sponsored enterprises. Obligations issued or guaranteed by federal agencies, instrumentalities, or government-sponsored enterprises may or may not be backed by the "full faith and credit" of the United States Government. Securities that are backed by the full faith and credit of the United States Government include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Rural Housing Service (formerly known as the Farmers Home Administration) and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency, instrumentality or other governmental unit issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency, instrumentality, or other unit does not meet its commitments. Securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the

Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the limited right to borrow from the United States Treasury to meet its obligations, as well as obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

   Foreign Government Obligations. The Funds listed above may invest in obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities will be denominated in United States dollars, except that the Equity Funds, the Enhanced Income Fund and the Core Bond Fund may invest in securities that are denominated in other currencies (including the local currency of the governmental issuer). Similar to United States Government securities, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, foreign sovereign issuers may be unable or unwilling to make timely principal or interest payments. See "Foreign Investments" below.

   Bank Obligations. The Funds listed above may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as "Euros") and (iii) United States branches of foreign banks of equivalent size (known as "Yankees"). Yankees are denominated in U.S. dollars, whereas Euros may be denominated in U.S. dollars or foreign currencies. A Fund will not invest in obligations for which the Advisor, any applicable sub-advisor or any of their affiliated persons is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax-Exempt Fixed Income Funds, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World
Bank). Obligations of these institutions may be subject to the same risks as obligations of foreign governments.

   Commercial Paper. The Funds listed above may invest in commercial paper, which may include Master Notes and Section 4(2) paper (each as defined below). Commercial paper is a money market instrument issued by banks, corporations, or other borrowers to raise money for short-term purposes. Commercial paper is typically unsecured, and generally has a maturity ranging from 1 to 270 days.

   Master notes ("Master Notes") are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor or applicable sub-advisor acting as agent, for no additional fee, in its capacity as investment advisor or sub-advisor, as applicable, to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from Fund or client accounts maintained with or managed by the Advisor or the applicable sub-advisor (if any) or their affiliates pursuant to arrangements permitting the Advisor or sub-advisor, as applicable, to loan monies from those accounts on the Funds' or other clients' behalf. Interest and principal payments made by the borrower are credited to such accounts. Generally, on a daily basis, the Advisor or the applicable sub-advisor has the right to increase or decrease the amount provided to the borrower under such Master Notes, and the borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

   The interest rate on Master Notes is tied to a specified reference rate and, therefore, it will fluctuate along with such reference rate. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor or the applicable sub-advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor or the applicable sub-advisor to have a credit quality that satisfies the Funds' credit quality restrictions, as described below in "Quality and Diversification Requirements." Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand.

   Repurchase Agreements. The Funds listed above may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to any coupon rate on the underlying security (and accordingly may be more or less than the rate on the underlying security). A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement.

   A Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and each Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Funds' custodian (the "Custodian"). If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines or the value of the underlying security declines while the Fund seeks to enforce its rights. In addition, a Fund might incur delays or other disposition costs in connection with liquidating the collateral and enforcing its rights under the agreement. If bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by a Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions."

   Real Estate Securities

   Global Real Estate Fund invests primarily in equity securities of companies principally engaged in the real estate sector, including real estate investment trusts ("REITs") and common, preferred and convertible securities of issuers principally engaged in the real estate sector. The other Funds listed above also may invest in such investments. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific segments of the real estate sector, and possible environmental liabilities.

   REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs, which are a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" below for a discussion of special tax considerations relating to the Funds' investments in REITs. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

   REITs and other companies which invest in real estate or interests therein are subject to risks associated with the real estate sector, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific segments of the real estate sector, and possible environmental liabilities. Investing in REITs involves certain additional unique risks. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. REITs are also subject to self-liquidation, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the Investment Company Act of 1940, as amended (the "1940 Act").

   A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

   In addition, the Taxable Fixed Income Funds may invest in debt securities issued by REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs described above.

   Asset-Backed Securities

   The Funds listed above may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as automobile loans or credit card receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

   Asset-backed securities in general, however, are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow, as well as risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described below. In addition, unlike mortgage-backed securities, certain types of asset-backed securities may only have the benefit of limited interests in the applicable underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if a letter of credit or other form of credit support is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

   Collateralized Debt Obligations. The Funds listed above may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

   For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. The Funds will only invest in tranches of a CBO or CLO that comply with the Funds' credit quality requirements. See "Quality and Diversification Requirements" below.

   The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;
(iii) the Funds may invest in CDOs that are subordinate to other classes; and
(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

   Corporate and Other Debt Securities

   The Funds listed above, subject to their applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

   Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

   Each Fund listed above also may invest in certain other types of debt securities issued by domestic and foreign sovereign and private issuers.

   Zero Coupon Securities

   The Funds listed above may invest in zero coupon securities, including STRIPS (as defined below). Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities are usually traded at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. This risk is greater when the period to maturity is longer. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and lock in a rate of return to maturity. In addition, investing in zero coupon securities may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, mortgage-backed securities owned by a Fund that were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase zero coupon securities, the value of which would be expected to increase when interest rates decline.

   Even though zero coupon securities do not pay current interest in cash, current federal tax law requires the Funds to accrue interest income on these investments and to distribute the interest income on a current basis. As a result, the Funds could be required to liquidate other investments at times in order to satisfy their distribution requirements.

   The principal and interest components of U.S. Treasury notes and bonds are eligible to be traded independently under the Separate Trading of Registered Interest and Principal or Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury obligations with comparable maturities. As with other zero coupon securities, the only time an investor receives a payment from STRIPS is at maturity and a STRIPS' value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.

   Mortgage-Backed Securities

   Each of the Funds listed above may invest in mortgage-backed securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. This risk is described more fully in "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of mortgage-backed securities. See "Collateralized Mortgage Obligations" below.

   Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-backed security, the volatility of such security can be expected to increase.

   Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (''FNMA'') or the Federal Home Loan Mortgage Corporation (''FHLMC''). The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

   Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

   The FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

   The assets underlying mortgage-backed securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of Mortgage Pass-Through Securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-backed security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-backed securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a Mortgage Pass-Through Security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of Mortgage Pass-Through Securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs are typically issued by U.S. Government agencies such as GNMA, FHLMC, or FNMA, though they may also be issued by private firms.

   CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

   In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

   Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

   Other Mortgage-Backed Securities. Other mortgage-backed securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-backed securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

   CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

   The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-backed Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities ("ARMBSs") have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

   Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

   SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   Warrants and Rights

   The Funds listed above may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. A Fund may use warrants in a manner similar to its use of options on securities, as described below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

   Foreign Investments

   The Funds listed above may invest in foreign issuers or in securities principally traded outside the United States.

   General. Investments in foreign issuers or in securities principally traded outside the United States may involve special risks due to foreign economic, political, or legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities may be subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments and companies, and certain foreign securities markets in general are less liquid, and at times more volatile, than comparable U.S. sovereign and corporate securities, and U.S. securities markets. Foreign brokerage commissions and related fees also are generally higher than those paid in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States. See "Taxes." In addition, foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.

   Emerging Markets. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in emerging countries often are less stringent than those in the United States. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

   Many emerging countries have experienced periods of substantial, and at times extremely high, rates of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of emerging countries.

   Furthermore, economies of emerging countries generally are heavily dependent on international trade and, accordingly, the economies of emerging countries have been (and may continue to be) affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

   Often custodial services are more expensive and other investment-related costs are higher in emerging countries than in developed countries, which could reduce a Fund's income from investments in securities or debt instruments of emerging country issuers.

   Emerging countries also are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets from the emerging country, and diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

   Municipal Obligations

   The Funds listed above may invest in municipal obligations, which are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). In particular, the Intermediate Tax-Exempt Fund invests primarily in municipal obligations the interest on which is exempt from federal income tax and the federal alternative minimum tax. The Intermediate New York Tax-Exempt Fund invests primarily in municipal obligations the interest on which is exempt from federal, New York State and City personal income taxes, as well as the federal alternative minimum tax. See "Risk Factors Relating to Investments in New York Municipal Obligations" below for more information on the special risks related to investing in New York municipal obligations. In addition, the Municipal Enhanced Yield Fund invests primarily in municipal obligations that are exempt from federal income tax.

   The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal obligations are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, such as Municipal Puts (described below), which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

   The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

   An issuer's obligations for its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its obligations may be materially adversely affected by litigation or other conditions. More information on the various types of municipal obligations follows below.

   Municipal Bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses.

   Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

   In addition, certain types of "private activity" bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

   Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

   Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year and are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections ("tax anticipation notes"), revenue receipts ("revenue anticipation notes"), grant moneys ("grant anticipation notes"), or bond sales to finance such public purposes ("bond anticipation notes"). Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

   Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

   Municipal demand obligations are subdivided into two types: municipal variable rate demand notes and municipal Master Notes.

   Municipal Variable Rate Demand Notes. Municipal variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. For a description of the attributes of variable rate demand notes, see "Floating Rate and Variable Rate Demand Notes" below. The municipal variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

   Municipal Master Notes. Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of Master Notes, see "Government and Money Market Instruments -- Commercial Paper" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable within seven days of demand. The Funds have no specific percentage limitations on investments in Master Notes.

   Municipal Lease Obligations. The Funds listed above may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which a Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

   Municipal Puts. The Funds listed above may purchase municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put" and is referred to herein as a "Municipal Put." Municipal Puts are purchased as a feature of the underlying municipal obligation. The aggregate price which a Fund pays for municipal obligations with Municipal Puts may be higher than the price which it otherwise would pay for the municipal obligations absent such Municipal Puts. Municipal Puts may not be available on a particular municipal obligation or may not be available on satisfactory terms.

   A Fund may exercise its Municipal Put right prior to the maturity date of the underlying securities in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, Municipal Puts may be exercised prior to the underlying obligation's maturity date in order to take advantage of alternative investment opportunities or in the event the Advisor or applicable sub-advisor revises its evaluation of the creditworthiness of the issuer of the underlying obligation. In determining whether to exercise Municipal Puts prior to their maturity date and in selecting which Municipal Puts to exercise, the Advisor or applicable sub-advisor will consider the amount of cash available to a Fund, the maturity dates of the available Municipal Puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying obligations.


   Since the value of a Municipal Put is partly dependent on the ability of the Municipal Put writer to meet its obligation to purchase the underlying securities upon exercise, the policy of the Funds is to enter into Municipal Put transactions only with banks, brokers, securities dealers or other financial institutions who are approved by the Directors. Each Municipal Put writer will be approved on its own merits. In connection with such determination, the Directors consider a number of factors concerning the writers, including, among others, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the Municipal Puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other Municipal Put writers will have outstanding debt rated in the highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"). Currently, there are three primary NRSROs: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch, Inc. ("Fitch"). If a Municipal Put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's or applicable sub-advisor's opinion or such Municipal Put writers' obligations will be collateralized and of comparable quality in the Advisor's or applicable sub-advisor's opinion. In the event that a writer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such writer.

   Municipal Puts held by a Fund may not be marketable by the Fund. The Funds believe that, given the terms of the Municipal Puts and the attendant circumstances, the Funds should be considered the owner of the securities subject to the Municipal Puts so that the interest on the securities is tax-exempt income to the Funds.

   Municipal Trust Receipts. The Funds listed above may invest in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. Investments in MTRs are subject to similar risks as other investments in municipal obligations. In addition MTRs could give rise to certain tax risks that are not present in investments in municipal bonds.

   Taxable Municipal Obligations. The Funds listed above may invest in taxable municipal obligations, subject in the case of New York Intermediate Tax-Exempt Fund, Intermediate Tax-Exempt Fund, and Municipal Enhanced Yield Fund to the limits described in their Prospectuses. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, healthcare facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments can be backed by the government's taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors, such as corporate or agency bonds, than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.

   Below Investment Grade Securities

   The Funds listed above may invest in securities that are below investment grade (i.e., rated below Baa3/BBB- by Moody's, S&P, or another NRSRO, or unrated, but determined by the Advisor or applicable sub-advisor to be of comparable credit quality), which may include convertible securities. While generally providing higher coupons or interest rates than investment-grade securities, below investment grade securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. Below investment grade securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such below investment grade securities, the achievement of its investment objective may be more dependent on the Advisor's or the applicable sub-advisor's own credit analysis.

   Below investment grade securities are also affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these below investment grade securities is generally less liquid than the market for investment-grade securities. It may be more difficult for a Fund to sell below investment grade securities at a time and/or price that is advantageous to the Fund, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on the various ratings categories.

   Additional Investments

   When-Issued and Delayed Delivery Securities. The Funds listed above may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

   Forward Commitments. Each Fund listed above may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities ("forward commitments") if the Fund segregates liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to the amount of the Fund's commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

   Other Investment Company Securities. The Funds listed above may invest in the securities of other investment companies (including exchange-traded funds ("ETFs")) within the limits set by the 1940 Act and related rules and any exemptive relief from, or interpretations of, the SEC. In general, the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

   ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

   Reverse Repurchase Agreements. The Funds listed above may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by the Fund. A Fund will invest the proceeds of any borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

   Loans of Portfolio Securities. The Funds listed above may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus any accrued interest. While such securities are on loan, the borrower pays the applicable Fund any dividends or income received on the securities loaned and has the right to vote the securities on any matter in which the securities are entitled to be voted. Loans may be terminated by the lending Fund or the borrower and shall be effected according to the standard settlement time for trades in the particular loaned securities. Borrowed securities must be returned to the lending Fund when a loan is terminated. If a loan is collateralized by U.S. Government securities or other non-cash collateral, the lending Fund receives a fee from the borrower. If a loan is collateralized by cash, the lending Fund typically invests the cash collateral for its own account in short-term, interest-bearing securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund. The Funds may incur custodial fees and other costs in connection with loans. In addition, the Funds have retained The Bank of New York as their lending agent. As lending agent, The Bank of New York receives a fixed fee from the Funds, representing a percentage of the securities loaned. See "Fund, Shareholder and Other Services--Securities Lending Agent" below for more information on those fees. The Funds may, in the future, appoint and pay compensation to additional securities lending agents.

   In lending their portfolio securities, the Funds consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or any other affiliated person (as defined in the 1940 Act) of BNY Hamilton, the Advisor, any sub-advisor, the Administrator (as defined below) or the Distributor (as defined below), unless permitted by applicable law.

   Illiquid Investments; Privately Placed and Certain Unregistered Securities. The Funds listed above may invest in privately placed, restricted, Rule 144A and other unregistered securities. To the extent any such security is considered to be illiquid, it will be subject to a Fund's fundamental restriction limiting its investments in illiquid securities to no more than 15% of its net assets. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, the Fund could have difficulty selling them when the Advisor or applicable sub-advisor believes it is advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. In addition, the judgment of the Advisor or applicable sub-advisor normally plays a greater role in valuing these securities for purposes of computing the Fund's net asset value than in valuing publicly traded securities.

   While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

   Restricted securities in which the Funds listed above may invest include Rule 144A securities and Section 4(2) paper (defined below). The Funds may purchase Rule 144A securities sold to certain institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor or applicable sub-advisor and approved by the Board of Directors. The Board of Directors will monitor the Advisor's and/or applicable sub-advisor's implementation of these guidelines on a periodic basis.

   Certain Funds also may invest in commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in
Section 3(a)(3) of the 1933 Act and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers that make a market in Section 4(2) paper, thus providing liquidity. (See "Government and Money Market Instruments--Commercial Paper" above.)


   Guaranteed Investment Contracts. The Funds listed above may invest in guaranteed investment contracts ("GICs"). Pursuant to GICs, which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. GICs are considered illiquid securities and will be subject to any limitations on such investments described below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.


   Floating Rate and Variable Rate Demand Notes. The Funds listed above may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.

   Participations. The Funds listed above may invest in participations issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. Participations are pro rata interests in securities held by others. A participation gives a Fund an undivided interest in a security (which can include a municipal security) in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation) or insurance policy of an insurance company.

   A Fund may have the right to sell the participation back to the institution and draw on the letter of credit or insurance, on demand, after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The institutions issuing the participations would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally would range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Funds will attempt to have the issuer of the participation bear the cost of any such insurance, although the Funds may retain the option to purchase insurance if deemed appropriate.

   Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. (See "Foreign Investments" above.) A Fund's ability to receive payment in such circumstances, under the demand feature, from such foreign banks may involve certain risks such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

   Derivative Instruments

   Each Fund listed above may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies. Each Fund listed above also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies.

   The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Advisor's or applicable sub-advisor's ability to forecast interest rates and other economic factors correctly. If the Advisor or applicable sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

   The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Advisor or applicable sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

   Options on Securities, Swap Agreements and Indexes. Each Fund listed above may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

   An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of "American style" options) or at the expiration of the option (in the case of "European style" options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

   Each Fund listed above will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

   If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

   The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

   Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an "American-style" option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

   There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

   If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

   Foreign Currency Options. Each Fund listed above may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

   Futures Contracts and Options on Futures Contracts. Each Fund listed above may use interest rate, foreign currency, index and other futures contracts. Each Fund listed above also may use options on futures contracts ("futures options").

   A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

   Each Fund listed above may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

   When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund listed above expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

   Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

   Each Fund listed above may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

   When selling a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

   When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis). Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, the Fund will maintain with its futures commission merchant, a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

   The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

   Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

   Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

   There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.


   Swap Agreements. Each Fund listed above may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties generally are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.


   A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

   Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

   Whether a Fund's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and therefore are not regulated as futures or commodity option transactions under the CEA.

   Commodity Pool Operator Status. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

   Credit Default Swaps. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

   As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

   A Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

   Certain Interest Rate Transactions. As described above, each Fund listed above may enter into interest rate swaps and caps. Interest rate swaps involve a Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund listed above may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

   Certain Foreign Currency Transactions

   Each Fund listed above may invest in or utilize foreign currencies, as well as, for hedging purposes (and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the

International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies), other foreign currency derivatives, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and currency swap transactions.

   A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

   A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

   Lock In. When the Advisor or applicable sub-advisor desires to "lock in" the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

   Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

   Direct Hedge. If the Advisor or applicable sub-advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Advisor or applicable sub-advisor believes that the Fund can benefit from price appreciation in a given country's obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country's debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

   Proxy Hedge. The Advisor or applicable sub-advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

   Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

   Tax Consequences of Hedging. Under applicable tax law, a Fund's hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

   Structured Notes and Other Hybrid Instruments

   Each Fund listed above may invest in structured notes for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies. Structured notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

   Each Fund listed above may invest for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies, in other types of "hybrid" instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

   Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

   Quality and Diversification Requirements

   Diversification.

   Each of the Funds except the Intermediate New York Tax-Exempt Fund is classified as a "diversified" series of a registered investment company under
Section 5(b)(1) of the 1940 Act. This means that, with respect to 75% of each Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (2) the Funds may not own more than 10% of the outstanding voting securities of any one issuer, except in each case, with respect to obligations of the U.S. government, cash and cash items, and securities of other investment companies. The remaining 25% of each Fund's total assets are not subject to these limitations. Investments not subject to these limitations could involve increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline. The Funds, however, are also subject to certain additional fundamental investment restrictions (see "Investment Restrictions" below) limiting their investments in a particular issuer, as well as by the Code for qualification as a regulated investment company (see "Taxes" below).

   The Intermediate New York Tax-Exempt Fund is classified as a non-diversified series of a registered investment company so that it is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, the Intermediate New York Tax-Exempt Fund is also subject to an additional fundamental investment restriction (see "Investment Restrictions" below) limiting its investments in a particular issuer, as well as the Code for qualification as a regulated investment company (see "Taxes" below). As a non-diversified series of an investment company, the Intermediate New York Tax-Exempt Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Intermediate New York Tax-Exempt Fund were a diversified company.

   Ratings.

   Determinations of comparable quality for unrated securities are made by the Advisor or applicable sub-advisor based on its own credit research. Any credit quality restrictions or standards for a Fund with respect to a particular security in which the Fund may invest must be satisfied at the time the investment is made. If the Advisor or applicable sub-advisor determines that the quality of a rated or unrated investment has declined since investment by a Fund or in the event of certain ratings downgrades by NRSROs of a Fund's rated securities, a Fund may continue to hold the applicable investment.

   Equity Funds. The Equity Funds may invest in convertible debt securities, for which there are no specific credit quality requirements. In addition, at the time an Equity Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Advisor's or applicable sub-advisor's opinion. At the time an Equity Fund invests in any other short-term debt securities, they must be rated A-1/Prime-1 (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Advisor's or applicable sub-advisor's opinion. See Appendix A for more detailed information on the various ratings categories.

   Fixed Income Funds. The Fixed Income Funds are subject to certain quality restrictions. Please see the Funds' Prospectuses for more information about these restrictions. In addition, the Funds have the following restrictions for counter parties. At the time a Fixed Income Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor's or applicable sub-advisor's opinion.

                            INVESTMENT RESTRICTIONS

   Fundamental Policies

   In addition to its investment objective, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The investment restrictions of each Fund follow.

   The Equity Funds may not:

   Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments that are illiquid;

   Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

   Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

   Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of a Fund's total assets, except that the Global Real Estate Fund will invest more than 25% of its total assets in any industry or group of industries within the real estate sector. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

   Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer;

   Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund's investment objectives and policies (see "Investment Objectives and Policies");

   Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for a Fund's interests in derivative instruments as described under "Investment Objectives and Policies"; or interests in oil, gas or mineral exploration or development programs. However, a Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts. The Global Real Estate Fund may purchase securities or commercial paper issued by companies which deal or invest in real estate or interests therein, including real estate investment trusts, and may purchase securities which are secured by interests in real estate. In addition, the Global Real Estate Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments;

   Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of a Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

   Invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits;

   Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

   Act as an underwriter of securities; or

   Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof.

The Taxable Fixed Income Funds may not:

   Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

   Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

   Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

   Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund's total assets;

   Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of a Fund's total assets, except that the Intermediate Government Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

   Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies;

   Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; commodity contracts, except for a Fund's interest in derivative instruments as described under "Investment Objectives and Policies"; or interest in oil, gas, or mineral exploration or development programs. However, a Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

   Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the relevant Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into such securities or maintains in a segregated account liquid short-term securities with a market value at all times equal to or greater than the relevant Fund's purchase obligation or short position; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

   Invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of a Fund's total assets would be invested in such deposits;

   Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

   Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

   Act as an underwriter of securities.

The Tax-Exempt Fixed Income Funds may not:

   Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

   Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

   Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. Each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities or to permitted investments of up to 50% of the Intermediate New York Tax-Exempt Fund's total assets or to permitted investments of up to 25% of the Intermediate Tax-Exempt Fund's total assets or up to 25% of the Municipal Enhanced Yield Fund's total assets;

   Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the relevant Fund's investment in such industry would exceed 25% of the value its total assets, except that the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund may invest more than 25% of its assets in securities issued or guaranteed by the United States Government (or, in the case of the Intermediate New York Tax-Exempt Fund, New York State, New York City and the Commonwealth of Puerto
Rico) and their respective authorities, agencies, instrumentalities and political subdivisions;

   Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the relevant Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

   Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

   Purchase or sell puts, calls, straddles, spreads or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for a Fund's interest in derivatives instruments as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, a Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate;

   Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

   Invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 5% of the relevant Fund's total assets would be invested in such deposits;

   Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the relevant Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

   Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

   Act as an underwriter of securities.

   In addition to the restrictions listed above, as a fundamental policy, the Intermediate New York Tax-Exempt Fund may not invest less than 80% of its total assets in bonds and notes that are exempt from federal, New York State and New York City income taxes.

   In addition to the restrictions listed above, as a fundamental policy, the Intermediate Tax-Exempt Fund may not invest less than 80% of its total assets in debt obligations that are exempt from federal income tax.

   In addition to the restrictions listed above, as a fundamental policy, the Municipal Enhanced Yield Fund may not invest less than 80% of its Assets (as defined in the Funds' Prospectus) in U.S. dollar-denominated fixed income securities that are exempt from federal income tax.

                            DIRECTORS AND OFFICERS

   The Directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years, are shown below. The "Fund Complex" consists of one investment company, BNY Hamilton, including 23 series thereunder, and one registered hedge fund called BNY/Ivy Multi-Strategy Hedge Fund LLC.


                                                                         Number of
                                                                       Portfolios and
                      Position(s)   Term of                            other funds in
                       Held with   Office and                           Fund Complex
Name, Address             BNY      Length of   Principal Occupation(s)  Overseen by   Other Directorships Held
and Year of Birth      Hamilton   Time Served#   During Last 5 Years      Director          by Director
-----------------     ----------- ------------ ----------------------- -------------- ------------------------
Independent Directors

Edward L. Gardner      Director   Since         Chairman of the              23       Vice Chair, New York
One Wall Street        and        May 12, 1995  Board, President and                  Public Library
New York, NY 10286     Chairman                 Chief Executive                       Conservator's
Year of Birth: 1934                             Officer, Industrial                   Council; Chairman
                                                Solvents Corporation,                 Emeritus, Big
                                                1981 to Present                       Brothers/Big Sisters of
                                                (Petro-Chemical                       New York City;
                                                Sales).                               Member, Rockefeller
                                                                                      University Council

James E. Quinn         Director   Since         President, Tiffany &         23       Director, Mutual of
One Wall Street                   November 15,  Co. (jewelry retail),                 America Capital
New York, NY 10286                1996          January 2003 to                       Management Corp.
Year of Birth: 1952                             Present; Member,                      (investment advisor);
                                                Board of Directors,                   Director, Museum of
                                                Tiffany & Co., 1995                   the City of New York
                                                to Present; Vice
                                                Chairman, Tiffany &
                                                Co., 1999 to 2003.

Karen R. Osar          Director   Since         Retired, formerly,           23       Director, Sappi Ltd.
One Wall Street                   May 13, 1998  Executive Vice                        (paper products);
New York, NY 10286                              President and Chief                   Director, Innophos
Year of Birth: 1949                             Financial Officer,                    Holdings, Inc. and
                                                Chemtura, Inc.                        Innophos Holdings
                                                (formerly known as                    Investments, Inc.
                                                Crompton                              (specialty chemicals);
                                                Corporation)                          Director, Webster
                                                (chemical                             Financial Corporation
                                                manufacturing), 2004                  and Webster Bank
                                                to 2007; Senior Vice                  (banking)
                                                President and Chief
                                                Financial Officer,
                                                MeadWestvaco Corp.
                                                (paper packaging),
                                                2002 to 2003; Senior
                                                Vice President and
                                                Chief Financial
                                                Officer, Westvaco
                                                Corp., 1999 to 2002.

                                                                        Number of
                                                                      Portfolios and
                     Position(s)   Term of                            other funds in
                      Held with   Office and                           Fund Complex
Name, Address            BNY      Length of   Principal Occupation(s)  Overseen by   Other Directorships Held
and Year of Birth     Hamilton   Time Served#   During Last 5 Years      Director          by Director
-----------------    ----------- ------------ ----------------------- -------------- ------------------------

Kim D. Kelly          Director   Since        Consultant; Director          23       Trustee of Saint
One Wall Street                  August 11,   and Chief Executive                    David's School;
New York, NY 10286               1999         Officer, Arroyo Video                  Director, MCG Capital
Year of Birth: 1956                           (developmental                         Corp.***
                                              software), 2004 to
                                              2005; President, Chief
                                              Operating Officer and
                                              Chief Financial
                                              Officer, Insight
                                              Communications
                                              (cable television, 2000
                                              to 2003.

John Alchin           Director   Since        Retired; Executive            23       Director, Big Brothers/
One Wall Street                  August 8,    Vice President, Co-                    Big Sisters of
New York, NY 10286               2001         Chief Financial                        Southeastern
Year of Birth: 1948                           Officer, Comcast                       Pennsylvania; Director,
                                              Corporation, 1990 to                   Polo Ralph Lauren
                                              2007.                                  Corporation (retail);
                                                                                     Member, Corporate
                                                                                     Executive Board of
                                                                                     Directors of the
                                                                                     Philadelphia Museum
                                                                                     of Art; Advisory Board
                                                                                     member, Metro AIDS
                                                                                     Neighborhood
                                                                                     Nutrition Alliance.
Interested Director

Newton P.S. Merrill*  Director   Since        Retired, 2003 to              24       Director, York
One Wall Street                  February 12, Present; Senior                        Enhanced Strategies
New York, NY 10286               2003         Executive Vice                         Fund; Director, BNY/
Year of Birth: 1939                           President, The Bank of                 Ivy Multi-Strategy
                                              New York, 1994 to                      Hedge Fund, LLC;
                                              2003; Chairman and                     Director, National
                                              Director, Ivy Asset                    Integrity Life
                                              Management, 2000 to                    Insurance; Trustee,
                                              2003.                                  Museum of the City of
                                                                                     New York; Director,
                                                                                     Woods Hole
                                                                                     Oceanographic
                                                                                     Institute; Honorary
                                                                                     Trustee, Edwin Gould
                                                                                     Foundation for
                                                                                     Children (non-profit);
                                                                                     Trustee, Connecticut
                                                                                     River Museum.

                                                                        Number of
                                                                      Portfolios and
                    Position(s)   Term of                             other funds in
                     Held with   Office and                            Fund Complex
Name, Address           BNY      Length of    Principal Occupation(s)  Overseen by   Other Directorships Held
and Year of Birth    Hamilton   Time Served#    During Last 5 Years      Director          by Director
-----------------   ----------- ------------- ----------------------- -------------- ------------------------
Officers

Joseph Murphy       Chief       Since          Managing Director of         --                  --
One Wall Street     Executive   May 15,        The Bank of New
New York, NY 10286  Officer,    2007           York**, 1993 to
Year of Birth: 1963 President                  Present.

Ellen Kaltman       Chief       Since          Managing Director,           --                  --
One Wall Street     Compliance  August 30,     Compliance, The
New York, NY 10286  Officer     2004           Bank of New York**,
Year of Birth: 1948                            1999 to Present.

Guy Nordahl         Treasurer,  Since          Vice President, The          --                  --
One Wall Street     Chief       February 15,   Bank of New York**,
New York, NY 10286  Financial   2005           1999 to Present.
Year of Birth: 1965 Officer and
                    Principal
                    Accounting
                    Officer

Jennifer English    Secretary   Since          Counsel, Legal               --                  --
100 Summer Street,              May 15,        Services, Citi Fund
15th Floor                      2007           Services Ohio, Inc.,
Boston, MA 02110                               2005 to Present;
Year of Birth: 1972                            Assistant Vice
                                               President and
                                               Assistant Counsel,
                                               PFPC, Inc.,
                                               2002-2005.

Molly Martin        Assistant   Since          Paralegal, Citi Fund         --                  --
Alvarado            Secretary   September 20,  Services Ohio, Inc.,
100 Summer Street,              2006           2005 to Present; Blue
15th Floor                                     Sky Corporate Legal
Boston, MA 02110                               Assistant, Palmer &
Year of Birth: 1965                            Dodge LLP, 1999 to
                                               2005; Business Law
                                               Legal Assistant
                                               Coordinator, Palmer
                                               & Dodge LLP, 2002
                                               to 2005.

                                                                        Number of
                                                                      Portfolios and
                    Position(s)   Term of                             other funds in
                     Held with   Office and                            Fund Complex
Name, Address           BNY      Length of    Principal Occupation(s)  Overseen by   Other Directorships Held
and Year of Birth    Hamilton   Time Served#    During Last 5 Years      Director          by Director
-----------------   ----------- ------------- ----------------------- -------------- ------------------------
Wayne Rose          AML         Since          Broker Dealer                --                  --
100 Summer Street,  Compliance  September 20,  Compliance Officer,
15th Floor          Officer     2006           Foreside Financial
Boston, MA 02110                               Group LLC, August
Year of Birth: 1969                            2007 to Present**;
                                               Broker Dealer
                                               Compliance Officer,
                                               BISYS Fund Services
                                               Ohio, Inc., August
                                               2003 to August 2007;
                                               Compliance Officer,
                                               JPMorgan Invest,
                                               LLC, January 2003 to
                                               August 2003.

--------
# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason of his ownership of securities of the parent company of The Bank of New York, the Funds' Advisor.

** This position is held with an affiliated person (as defined in the 1940 Act) of BNY Hamilton or an affiliated person of the principal underwriter of BNY Hamilton.

***Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of
   Section 15(d) of the Securities Exchange Act of 1934 or registered as an investment company under the 1940 Act.

   Responsibilities of the Board of Directors

   The business and affairs of BNY Hamilton are managed with the direction of the Board of Directors. Accordingly, the Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

   Board of Director Committees


   The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner, and Quinn and Mmes. Osar and Kelly (chair). The Audit Committee met four times during the fiscal year ended December 31, 2007. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations.

   The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner, and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton, and it also has the authority to recommend the removal of any Director from the Board. The Nominating Committee met one time during the fiscal year ended December 31, 2007. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send written recommendations to Mr. Quinn at the address listed for him in the "Directors and Officers" table above.

   The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of the Compensation Committee are Messrs. Alchin (chair), Gardner, and Quinn and Mmes. Osar and Kelly. The Compensation Committee did not meet during the fiscal year ended December 31, 2007.


   Ownership of Shares of BNY Hamilton


   The following tables set forth the ranges of current Directors' beneficial share ownership in the Funds and the aggregate dollar range of their beneficial ownership in all BNY Hamilton series (including series not offered through the Funds' Prospectuses, as well as any other funds in the Fund Complex) as of December 31, 2007.



                                                        Aggregate Dollar Range of
                             Dollar Range of Equity Equity Securities in All Series of
                                 Securities in                 BNY Hamilton
                                the Funds as of         Overseen by Director as of
Name of Independent Director   December 31, 2007            December 31, 2007
---------------------------- ---------------------- ----------------------------------
 Edward L. Gardner

  Small Cap Growth Fund.....      $1 - $10,000
 International Equity Fund..   $10,001 - $50,000
  Large Cap Equity Fund.....   $10,001 - $50,000              Over $100,000

 James E. Quinn

  Large Cap Growth Fund.....   $10,001 - $50,000
  Small Cap Growth Fund.....      $1 - $10,000
  Multi-Cap Equity Fund.....   $10,001 - $50,000              Over $100,000

 Karen R. Osar

  None......................          None                    $1 - $10,000

 Kim D. Kelly

  Large Cap Growth Fund.....   $50,000 - $100,000
  Large Cap Value Fund......   $50,001 - $100,000
 International Equity Fund..   $50,001 - $100,000
  S&P 500 Index Fund........   $10,001 - $50,000
  Enhanced Income Fund......      $1 - $10,000                Over $100,000

 John R. Alchin

  None                                None                        None

 Newton P.S. Merrill

  Small Cap Growth Fund.....      $1 - $10,000                $1 - $10,000



   As of March 31, 2008, as a group, the Directors and officers of the Funds owned less than 1% of each class of the outstanding shares of each Fund.


   Ownership in BNY Hamilton's Advisor or Distributor or Related Companies


   As of December 31, 2007, none of the Independent Directors or their immediate family members owned (beneficially or of record) securities issued by the Funds' Advisor or Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Funds' Advisor or Distributor.

   Compensation of Directors and Officers


   During the fiscal year ended December 31, 2007, BNY Hamilton's Directors and officers received a total of $653,000, plus out-of-pocket expenses, from the BNY Hamilton Funds, including the Funds, as compensation for their services as Directors and officers of the BNY Hamilton Funds. More information concerning compensation paid to Directors and officers for the fiscal year ended
December 31, 2007 is set forth in the table below. The compensation is allocated to all series of BNY Hamilton and is based on the net assets of each series relative to the aggregate net assets of BNY Hamilton. During the Funds' fiscal year ending December 31, 2007, BNY Hamilton paid each Director annual compensation of $40,000 and per-meeting fees of $4,000 (in-person meetings) and $2,000 (telephonic meetings), plus out-of-pocket expenses. In addition, the Chair of the Board of the Directors receives an additional $20,000 in annual compensation, and the Chair of the Audit Committee receives an additional $5,000 in annual compensation. In addition, the Funds' Chief Compliance Officer is expected to receive total compensation of $150,000 from the Funds. The Directors and officers do not receive pension or retirement benefits from the BNY Hamilton Funds.

   Other than as described above or set forth below, no Director or officer of BNY Hamilton received any direct compensation from BNY Hamilton or the Funds during the fiscal year ended December 31, 2007. The compensation paid by each Fund and all series of BNY Hamilton, and any other funds in the Fund Complex, in the aggregate to each Director and officer of BNY Hamilton for the fiscal year ending December 31, 2007 is set forth below. In addition, there were three special meetings which took place in 2007. The per-meeting fees for these three meetings were paid for by either the Advisor or Distributor.



                          Edward L.                                                           Ellen
                          Gardner,                                                  Newton   Kaltman,
                          Director  James E. Karen R.  Kim D.    John     Joseph     P.S.     Chief
                             and     Quinn,   Osar,    Kelly,  Alchin,  Mauriello, Merrill, Compliance
Name and Position         Chairman  Director Director Director Director Director*  Director  Officer
-----------------         --------- -------- -------- -------- -------- ---------- -------- ----------
BNY Hamilton Core Bond
  Fund...................  $4,418    $3,216   $3,117   $3,728   $3,407    $1,771    $3,498    $3,218
BNY Hamilton Enhanced
  Income Fund............  $4,418    $3,217   $3,117   $3,728   $3,407    $1,771    $3,498    $  732
BNY Hamilton Global Real
  Estate Securities
  Fund**.................  $3,226    $2,455   $2,545   $2,716   $2,545    $  818    $2,545    $  235
BNY Hamilton High Yield
  Fund...................  $4,418    $3,217   $3,117   $3,728   $3,407    $1,771    $3,498    $1,864
BNY Hamilton
  Intermediate Government
  Fund...................  $4,418    $3,216   $3,117   $3,728   $3,407    $1,771    $3,498    $  990
BNY Hamilton
  Intermediate New York
  Tax-Exempt Fund........  $4,418    $3,216   $3,117   $3,728   $3,407    $1,771    $3,498    $1,014
BNY Hamilton
  Intermediate Tax-Exempt
  Fund...................  $4,418    $3,216   $3,117   $3,728   $3,407    $1,771    $3,498    $1,916
BNY Hamilton
  International Equity
  Fund...................  $4,418    $3,216   $3,117   $3,728   $3,407    $1,771    $3,498    $4,447
BNY Hamilton Large Cap
  Equity Fund............  $4,418    $3,216   $3,117   $3,728   $3,407    $1,770    $3,498    $3,735
BNY Hamilton Large Cap
  Growth Fund............  $4,418    $3,216   $3,117   $3,728   $3,407    $1,771    $3,498    $1,327
BNY Hamilton Large Cap
  Value Fund.............  $4,418    $3,216   $3,117   $3,728   $3,407    $1,770    $3,498    $3,205

                       Edward L.                                                           Ellen
                       Gardner,                                                  Newton   Kaltman,
                       Director  James E. Karen R.  Kim D.    John     Joseph     P.S.     Chief
                          and     Quinn,   Osar,    Kelly,  Alchin,  Mauriello, Merrill, Compliance
Name and Position      Chairman  Director Director Director Director Director*  Director  Officer
-----------------      --------- -------- -------- -------- -------- ---------- -------- ----------
BNY Hamilton Multi-Cap
  Equity Fund.........  $4,418    $3,217   $3,117   $3,728   $3,407    $1,770    $3,498    $  572
BNY Hamilton Municipal
  Enhanced Yield Fund.  $4,417    $3,217   $3,117   $3,727   $3,407    $1,770    $3,498    $   66
BNY Hamilton S&P 500
  Index Fund..........  $4,418    $3,216   $3,117   $3,728   $3,407    $1,771    $3,498    $1.245
BNY Hamilton Small Cap
  Core Equity Fund....  $4,417    $3,217   $3,117   $3,727   $3,407    $1,770    $3,497    $1,811



BNY Hamilton Small Cap
  Growth Fund.......... $  4,418 $ 3,216 $ 3,117 $ 3,728 $ 3,407 $ 1,770 $ 3,498 $  1,200
BNY Hamilton U.S. Bond
  Market Index Fund.... $  4,418 $ 3,217 $ 3,117 $ 3,728 $ 3,407 $ 1,771 $ 3,498 $    795
Total Compensation from
  BNY Hamilton and
  Fund complex......... $ 96,000 $70,000 $68,000 $81,000 $74,000 $38,000 $76,000 $150,000
Meeting Fees Paid by
  Advisor or
  Distributor.......... $ 12,000 $12,000 $12,000 $12,000 $12,000      -- $12,000       --
Total Compensation..... $108,000 $82,000 $80,000 $93,000 $86,000 $38,000 $88,000 $150,000

--------

*  Mr. Mauriello left the Board in July 2007.


** Reflects an estimate of direct compensation to be paid to each Director and the Fund's Chief Compliance Officer for the Fund's fiscal year ending December 31, 2007. Actual direct compensation paid to the Directors and the Chief Compliance Officer will vary depending on the net assets of the Fund throughout the fiscal year relative to the net assets of the other series of BNY Hamilton.


***Includes$18,000 paid by BNY/Ivy Multi-Strategy Hedge Fund LLC to Mr. Merrill for his services as a Manager of such fund.

   By virtue of the responsibilities assumed by the Advisor, the Administrator, the Sub-Administrator and the Distributor (see "Investment Advisor", "Administrators" and "Distributor"), no Fund has any employees. Except as indicated above with respect to the Chief Compliance Officer, BNY Hamilton's officers are provided for and compensated by The Bank of New York or by Citi Fund Services Ohio, Inc. ("Citi"), and are not compensated by BNY Hamilton or any series thereof, including the Funds, for services provided by the officers to BNY Hamilton and its series. BNY Hamilton's officers conduct and supervise the business operations of each Fund with the oversight of the Board of Directors.

   The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin was an officer until December 31, 2007 in the ordinary course of business. As of December 31, 2007, The Bank of New York had extended lines of credit to Comcast Corporation, representing 3.0%of all the lines of credit of such company. As of December 31, 2007, there were no loans outstanding from The Bank of New York to Comcast.

   The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2007, The Bank of New York had extended lines of credit to Tiffany & Co., representing 17.2% of all the lines of credit of such company. As of December 31, 2007, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 0.4% of Tiffany & Co.'s total outstanding debt.

                              INVESTMENT ADVISORS

   Investment Advisor. The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.


   The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation with its principal offices located at One Wall Street, New York, New York 10286. The Bank of New York Mellon Corporation is a global leader in providing a comprehensive array of financial services, including securities servicing, treasury management, asset management and private banking to individuals and institutions in more than 100 markets worldwide.


   Pursuant to the investment advisory agreement between each Fund and The Bank of New York (each, an "Advisory Agreement"), The Bank of New York has been employed by each Fund, subject to the control of the officers and the Directors and to compliance with the objective, policies and limitations set forth in each Fund's Prospectuses and this Statement of Additional Information, to, among other things, manage the investment and reinvestment of the assets of the Fund, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested. Pursuant to the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to, and does, render similar investment advisory services to others. The Bank of New York serves as investment advisor to individual investors, and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage Commissions."

   As compensation for the services rendered by The Bank of New York under each Fund's Advisory Agreement, each Fund has agreed to pay The Bank of New York a fee, which is computed daily and paid monthly, at the annual percentage rates of the corresponding levels of that Fund's average daily net asset values shown in the table below, subject to any fee reductions as described below. Each Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                          Annual          Average Daily Net
Fund                                  Percentage Rate     Asset Value Levels
----                                  --------------- ---------------------------
Core Bond Fund.......................       0.50%     First $500 million
                                            0.45%     Over $500 million

Enhanced Income Fund.................       0.10%     First $300 million
                                           0.095%     $300 million - $500 million
                                            0.09%     Over $500 million

Global Real Estate Securities Fund...       0.85%     All Assets

High Yield Fund......................       0.60%     First $100 million
                                            0.50%     Over $100 million

Intermediate Government Fund.........       0.50%     First $500 million
                                            0.45%     Over $500 million

Intermediate New York Tax-Exempt Fund       0.50%     First $500 million
                                            0.45%     Over $500 million

                                          Annual      Average Daily Net
        Fund                          Percentage Rate Asset Value Levels
        ----                          --------------- ------------------
        Intermediate Tax-Exempt Fund.      0.50%      First $500 million
                                           0.45%      Over $500 million

        International Equity Fund....      0.50%      All Assets

        Large Cap Equity Fund........      0.60%      First $500 million
                                           0.55%      Over $500 million

        Large Cap Growth Fund........      0.60%      First $500 million
                                           0.55%      Over $500 million

        Large Cap Value Fund.........      0.60%      First $500 million
                                           0.55%      Over $500 million

        Multi-Cap Equity Fund........      0.75%      First $500 million
                                           0.70%      Over $500 million

        Municipal Enhanced Yield Fund      0.50%      First $500 million
                                           0.45%      Over $500 million

        S&P 500 Index Fund...........      0.20%      First $500 million
                                           0.15%      Over $500 million

        Small Cap Core Equity Fund...      0.75%      First $500 million
                                           0.70%      Over $500 million

        Small Cap Growth Fund........      0.75%      First $500 million
                                           0.70%      Over $500 million

        U.S. Bond Market Index Fund..      0.20%      First $500 million
                                           0.15%      Over $500 million


   In the case of the Enhanced Income Fund, Global Real Estate Fund, High Yield Fund, Intermediate Government Fund, Intermediate New York Tax-Exempt Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Municipal Enhanced Yield Fund, S&P 500 Index Fund, Small Cap Core Equity Fund, Small Cap Growth Fund and U.S. Bond Market Index Fund, as disclosed in each such Fund's Prospectuses, The Bank of New York has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the total operating expense of each class of shares of the Fund to the amount specified for each class of shares of the Fund in the fee tables in the Fund's Prospectuses. These limitations will be accomplished by waiving all or a portion of its advisory, administrative, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. The Bank of New York may cease these voluntary waivers and/or expense reimbursements at any time. See "Administrators" and "Fund, Shareholder and Other Services" for a discussion of the administrative, accounting, custodial and certain other services provided by The Bank of New York to the Funds.


   Pursuant to the Advisory Agreements, the Funds have paid the following amounts as advisory fees to The Bank of New York during the last three fiscal years:



                                            2005       2006       2007
                                         ---------- ---------- ----------
       BNY Hamilton Core Bond Fund
       Gross Advisory Fees.............. $2,205,014 $1,891,188 $1,771,314
       Fee Waivers/Reimbursements.......        N/A $    7,334 $  106,356
       Net Advisory Fees................ $2,205,014 $1,883,854 $1,664,958

       BNY Hamilton Enhanced Income Fund
       Gross Advisory Fees.............. $  189,575 $   82,700 $   78,404
       Fee Waivers/Reimbursements....... $   75,947 $   77,046 $   61,535
       Net Advisory Fees................ $  113,628 $    5,654 $   16,869

                                                        2005          2006         2007
                                                   ----------     ----------    ----------

BNY Hamilton Global Real Estate Securities Fund
Gross Advisory Fees...............................        N/A     $      -- /1/ $  349,020
Fee Waivers/Reimbursements........................        N/A     $       --    $   35,725
Net Advisory Fees.................................        N/A     $       --    $  313,295

BNY Hamilton High Yield Fund
Gross Advisory Fees............................... $  988,144     $1,074,736    $1,140,781
Fee Waivers/Reimbursements........................        N/A            N/A           N/A
Net Advisory Fees................................. $  988,144     $1,074,736    $1,140,781

BNY Hamilton Intermediate Government Fund
Gross Advisory Fees............................... $  608,411     $  583,180    $  557,650
Fee Waivers/Reimbursements........................ $  152,788     $  147,346    $  139,025
Net Advisory Fees................................. $  455,623     $  435,834    $  418,625

BNY Hamilton Intermediate New York Tax-Exempt Fund
Gross Advisory Fees............................... $  570,924     $  565,922    $  569,695
Fee Waivers/Reimbursements........................ $  202,318     $  196,188    $  181,838
Net Advisory Fees................................. $  368,606     $  369,734    $  387,857

BNY Hamilton Intermediate Tax-Exempt Fund
Gross Advisory Fees............................... $1,316,825     $1,160,356    $1,061,703
Fee Waivers/Reimbursements........................        N/A            N/A           N/A
Net Advisory Fees.................................        N/A     $1,160,356    $1,061,703

BNY Hamilton International Equity Fund
Gross Advisory Fees............................... $1,602,844     $1,890,406    $2,677,998
Fee Waivers/Reimbursements........................        N/A            N/A           N/A
Net Advisory Fees................................. $1,602,844     $1,890,406    $2,677,998

BNY Hamilton Large Cap Equity Fund
Gross Advisory Fees............................... $2,318,499     $2,366,453    $2,553,617
Fee Waivers/Reimbursements........................        N/A            N/A           N/A
Net Advisory Fees................................. $2,318,499     $2,366,453    $2,553,617

BNY Hamilton Large Cap Growth Fund
Gross Advisory Fees............................... $1,616,744     $1,116,364    $  850,824
Fee Waivers/Reimbursements........................        N/A            N/A           N/A
Net Advisory Fees................................. $1,616,744     $1,116,364    $  850,824

BNY Hamilton Large Cap Value Fund
Gross Advisory Fees............................... $1,670,708     $2,068,859    $2,131,649
Fee Waivers/Reimbursements........................ $  234,739            N/A           N/A
Net Advisory Fees................................. $1,435,969     $2,068,859    $2,131,649

BNY Hamilton Multi-Cap Equity Fund
Gross Advisory Fees............................... $  481,050     $  501,965    $  474,034
Fee Waivers/Reimbursements........................ $   22,142     $    5,722    $   11,558
Net Advisory Fees................................. $  458,908     $  496,243    $  462,476

BNY Hamilton Municipal Enhanced Yield Fund
Gross Advisory Fees............................... $      -- / 2/ $   25,119    $   39,844
Fee Waivers/Reimbursements........................ $       --     $   77,616    $   77,102
Net Advisory Fees................................. $       --     $       --    $       --

BNY Hamilton S&P 500 Index Fund
Gross Advisory Fees............................... $  382,468     $  291,220    $  278,163
Fee Waivers/Reimbursements........................        N/A     $  148,068    $  145,779

                                               2005         2006       2007
                                          ----------     ---------- ----------
 Net Advisory Fees....................... $  382,468     $  143,152 $  132,384

 BNY Hamilton Small Cap Core Equity Fund
 Gross Advisory Fees..................... $  365,572/ 3/ $1,261,588 $1,536,838
 Fee Waivers/Reimbursements.............. $  102,560     $    6,297        N/A
 Net Advisory Fees....................... $  263,012     $1,255,291 $1,536,838

 BNY Hamilton Small Cap Growth Fund
 Gross Advisory Fees..................... $5,296,736     $2,703,943 $  878,950
 Fee Waivers/Reimbursements..............        N/A            N/A        N/A
 Net Advisory Fees....................... $5,296,736     $2,703,943 $  878,950

 BNY Hamilton U.S. Bond Market Index Fund
 Gross Advisory Fees..................... $  236,997     $  192,943 $  187,232
 Fee Waivers/Reimbursements.............. $  178,064     $  154,490 $  157,424
 Net Advisory Fees....................... $   58,933     $   38,453 $   29,808

--------
/1/ Reflects advisory fees paid for the period from December 29, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

/2 /Reflects advisory fees paid for the period from December 30, 2005 (the date of the Fund's commencement of operations) to December 31, 2005.

/3 /Reflects advisory fees paid for the period from March 2, 2005 (the date of the Fund's commencement of operations) to December 31, 2005.

   After the expiration of the initial specified term of each Fund's Advisory Agreement, the Advisory Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund, the Advisor or the sub-advisor, if applicable, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers." Each Fund's Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.


   Sub-Advisors. The Large Cap Value Fund was sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York, until March 31, 2008. The Bank of New York paid Estabrook a fee at the annual rate of 0.60% of the average daily net assets of the Large Cap Value Fund.

   The Multi-Cap Equity Fund and the Municipal Enhanced Yield Fund are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays GW&K a fee at the annual rate of 0.75% of the average daily net assets of each of the Multi-Cap Equity Fund and Small Cap Core Equity Fund and 0.50% of the average daily net assets of the Municipal Enhanced Yield Fund.

   The High Yield Fund was sub-advised by Seix Investment Advisors Inc.
("Seix") until January 2, 2008. The Bank of New York paid Seix a fee at the annual rate of 0.45% on the first $100 million of the average daily net assets of the Fund and 0.35% on the average daily net assets in excess of $100 million.


   The Global Real Estate Fund is sub-advised by Urdang Securities Management, Inc. ("Urdang"), a wholly-owned subsidiary of The Bank of New York Company, Inc. The Bank of New York pays Urdang a fee at the annual rate of 0.85% of the average daily net assets of the Fund.

   Under the terms of the sub-advisory agreements between the sub-advisors and The Bank of New York (the "Sub-Advisory Agreements"), The Bank of New York has employed the sub-advisors to manage the investment and reinvestment of the assets of the respective Funds and to supervise and administer the investment programs of the Funds. As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the sub-advisors under the Sub-Advisory Agreements, the Advisor has agreed to pay the sub-advisors sub-advisory fees as set forth above, which fees are computed daily and paid monthly. The Funds do not pay the sub-advisors fees for their sub-advisory services.

   Gramm-Leach-Bliley Considerations. The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the federal statute commonly referred to as the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

   If The Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into a new investment advisory agreement with another qualified advisor selected by the Directors. In the event The Bank of New York ceases to be the Advisor of the Funds, the right of the Funds to use the identifying name "BNY Hamilton" will be withdrawn and each Fund must change its name within a reasonable period of time after The Bank of New York ceases to be the Advisor.

                              PORTFOLIO MANAGERS

   Other Accounts Managed and Ownership of Fund Securities


   The following table sets forth information regarding other accounts managed by the portfolio managers of the Funds as of December 31, 2007.



--------------------------------------------------------------------------------------------------

Name of Fund Manager Other Accounts Managed                              Accounts with respect to
and Fund(s) Managed                                                      which the advisory fee is
                                                                         based on the performance
                                                                         of the account
--------------------------------------------------------------------------------------------------
                                             Number of   Total Assets in Number of    Total Assets
                                             Accounts in Accounts in     Accounts in  in Accounts
                     Category of Account     Category    Category        Category     in Category
--------------------------------------------------------------------------------------------------
   Ted Bair          Registered investment
                     companies                    2          $  83 M          0            $0
   Enhanced          -----------------------------------------------------------------------------
   Income Fund       Other pooled investment
                     vehicles                     2          $  72 M          0            $0
                     -----------------------------------------------------------------------------
                     Other accounts              83          $11.6 B          0            $0
-                    -----------------------------------------------------------------------------
   Laurie Carroll    Registered investment
                     companies                    5          $ 4.9 B          0            $0
   Enhanced          -----------------------------------------------------------------------------
   Income Fund       Other pooled investment
                     vehicles                     5          $27.2 B          0            $0
                     -----------------------------------------------------------------------------
                     Other accounts              62          $28.7 B          0            $0
-                    -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

Name of Fund Manager Other Accounts Managed                              Accounts with respect to
and Fund(s) Managed                                                      which the advisory fee is
                                                                         based on the performance
                                                                         of the account
--------------------------------------------------------------------------------------------------
                                             Number of   Total Assets in Number of    Total Assets
                                             Accounts in Accounts in     Accounts in  in Accounts
                     Category of Account     Category    Category        Category     in Category
--------------------------------------------------------------------------------------------------
John Flahive

Core Bond Fund,
Intermediate
Government Fund,
Intermediate
New York             Registered investment
Tax-Exempt Fund,     companies                     12        $ 5.5 B          0            $0
Intermediate         -----------------------------------------------------------------------------
Tax-Exempt           Other pooled investment
                     vehicles                       0        $     0          0            $0
                     -----------------------------------------------------------------------------
                     Other accounts             1,801        $16.5 B          0            $0
-                    -----------------------------------------------------------------------------
Nancy Rogers,        Registered investment
                     companies                      5        $ 835 M          0            $0
U.S. Bond            -----------------------------------------------------------------------------
Market Index Fund    Other pooled investment
                     vehicles                       6        $ 937 M          0            $0
                     -----------------------------------------------------------------------------
                     Other accounts                20        $ 6.2 B          0            $0
-                    -----------------------------------------------------------------------------
Karen Bater,         Registered investment
                     companies                      5        $ 1.4 B          0            $0
High Yield Fund      -----------------------------------------------------------------------------
                     Other pooled investment
                     vehicles                       0        $     0          0            $0
                     -----------------------------------------------------------------------------
                     Other accounts                 9        $ 741 M          0            $0
-                    -----------------------------------------------------------------------------
Lloyd Buchanan*,     Registered investment
                     companies                     87        $ 7.1 B          0            $0
International Equity -----------------------------------------------------------------------------
Fund                 Other pooled investment
                     vehicles                      16        $ 6.1 B          0            $0
                     -----------------------------------------------------------------------------
                     Other accounts                42        $10.1 B          0            $0
-                    -----------------------------------------------------------------------------
Denise Krisko*,      Registered investment
                     companies                     87        $ 7.1 B          0            $0
International Equity -----------------------------------------------------------------------------
Fund, S&P 500 Index  Other pooled investment
Fund                 vehicles                      16        $ 6.1 B          0            $0
                     -----------------------------------------------------------------------------
                     Other accounts                42        $10.1 B          0            $0
-                    -----------------------------------------------------------------------------
Irene O'Neill        Registered investment
                     companies                      0        $     0          0            $0
Large Cap Equity     -----------------------------------------------------------------------------
Fund, Large Cap      Other pooled investment
Growth Fund          vehicles                       0        $     0          0            $0
                     -----------------------------------------------------------------------------
                     Other accounts                47        $ 691 M          0            $0
-                    -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

Name of Fund Manager   Other Accounts Managed                              Accounts with respect to
and Fund(s) Managed                                                        which the advisory fee is
                                                                           based on the performance
                                                                           of the account
----------------------------------------------------------------------------------------------------
                                               Number of   Total Assets in Number of    Total Assets
                                               Accounts in Accounts in     Accounts in  in Accounts
                       Category of Account     Category    Category        Category     in Category
----------------------------------------------------------------------------------------------------
Brian Ferguson*        Registered investment
                       companies                      2        $ 688 M          0            $0
Large Cap Value Fund   -----------------------------------------------------------------------------
                       Other pooled investment
                       vehicles                       6        $  93 M          0            $0
                       -----------------------------------------------------------------------------
                       Other accounts                21        $ 820 M          0            $0
-                      -----------------------------------------------------------------------------
Julianne McHugh *,     Registered investment
                       companies                      2        $ 688 M          0            $0
Large Cap Value Fund   -----------------------------------------------------------------------------
                       Other pooled investment
                       vehicles                       6        $  93 M          0            $0
                       -----------------------------------------------------------------------------
                       Other accounts                21        $ 820 M          0            $0
-                      -----------------------------------------------------------------------------
Edward B. White,       Registered investment
                       companies                      0        $     0          0            $0
Multi-Cap Equity       -----------------------------------------------------------------------------
Fund, Small Cap Core   Other pooled investment
Equity Fund            vehicles                       0        $     0          0            $0
                       -----------------------------------------------------------------------------
                       Other accounts             2,125        $ 1.2 B          0            $0
-                      -----------------------------------------------------------------------------
Dwight Cowden,         Registered investment
                       companies                      1        $ 620 M          0            $0
Small Cap Growth       -----------------------------------------------------------------------------
Fund                   Other pooled investment
                       vehicles                       0        $     0          0            $0
                       -----------------------------------------------------------------------------
                       Other accounts                 0        $   0 M          0            $0
-                      -----------------------------------------------------------------------------
Todd Briddell*/1/, CFA Registered investment
                       companies                      3        $ 168 M                       $
Global Real Estate     -----------------------------------------------------------------------------
Fund                   Other pooled investment
                       vehicles                       3        $ 301 M                       $
                       -----------------------------------------------------------------------------
                       Other accounts                46        $ 1.6 B                       $
-                      -----------------------------------------------------------------------------
Peter Zabierek*, CFA   Registered investment
                       companies                      3        $ 168 M                       $
Global Real Estate     -----------------------------------------------------------------------------
Fund                   Other pooled investment
                       vehicles                       3        $ 301 M                       $
                       -----------------------------------------------------------------------------
                       Other accounts                46        $ 1.6 B                       $
-                      -----------------------------------------------------------------------------
Dean Frankel*, CFA     Registered investment
                       companies                      3        $ 168 M                       $
Global Real Estate     -----------------------------------------------------------------------------
Fund                   Other pooled investment
                       vehicles                       3        $ 301 M                       $
                       -----------------------------------------------------------------------------
                       Other accounts                46        $ 1.6 B                       $
-                      -----------------------------------------------------------------------------


--------

/1/  Urdang REIT accounts are team-managed

--------------------------------------------------------------------------------------------------

Name of Fund Manager Other Accounts Managed                              Accounts with respect to
and Fund(s) Managed                                                      which the advisory fee is
                                                                         based on the performance
                                                                         of the account
--------------------------------------------------------------------------------------------------
                                             Number of   Total Assets in Number of    Total Assets
                                             Accounts in Accounts in     Accounts in  in Accounts
                     Category of Account     Category    Category        Category     in Category
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Nancy Angell*/2/,   Registered investment
                     companies                      0        $    0                        $
 Municipal Enhanced  -----------------------------------------------------------------------------
 Yield Fund          Other pooled investment
                     vehicles                       0        $    0                        $
                     -----------------------------------------------------------------------------
                     Other accounts             7,137        $6.5 B                        $
-                    -----------------------------------------------------------------------------
 John Fox*,          Registered investment
                     companies                      0        $    0                        $
 Municipal Enhanced  -----------------------------------------------------------------------------
 Yield Fund          Other pooled investment
                     vehicles                       0        $    0                        $
                     -----------------------------------------------------------------------------
                     Other accounts             7,137        $6.5 B                        $
-                    -----------------------------------------------------------------------------
 Martin Tourigny*,   Registered investment
                     companies                      0        $    0                        $
 Municipal Enhanced  -----------------------------------------------------------------------------
 Yield Fund          Other pooled investment
                     vehicles                       0        $    0                        $
                     -----------------------------------------------------------------------------
                     Other accounts             7,137        $6.5 B                        $
-                    -----------------------------------------------------------------------------



--------
* The information set forth above reflects information about other accounts managed by a team, committee, or other group that includes the portfolio manager. The portfolio manager does not individually manage any registered investment companies, pooled investment vehicles or other accounts.


   The following table sets forth the dollar range of each portfolio manager's beneficial share ownership in the Funds, as of December 31, 2007:


--------

/2/ GWK tax-exempt accounts are team-managed

------------------------------------------------------------------------------------------------
Name of Portfolio Manager Name of Fund Owned                 Dollar Range of Shares Owned in the
                                                             Fund
------------------------------------------------------------------------------------------------
     Ted Bair             Enhanced Income Fund                              None
------------------------------------------------------------------------------------------------
     Laurie Carroll       Enhanced Income Fund                              None
------------------------------------------------------------------------------------------------
     John Flahive         Core Bond Fund
                          Intermediate Government Fund,                     None
                          Intermediate Tax-Exempt Fund                      None
                          Intermediate New York Tax-                        None
                          Exempt Fund                                       None
------------------------------------------------------------------------------------------------
     Karen Bater          High Yield Fund                                   None
------------------------------------------------------------------------------------------------
     Nancy Rogers         U.S. Bond Market Index Fund                       None
------------------------------------------------------------------------------------------------
     Lloyd Buchanan       International Equity Fund                  $100,001 - $500,000
------------------------------------------------------------------------------------------------
     Denise Krisko        International Equity Fund                         None
                          S&P 500 Index Fund                                None
------------------------------------------------------------------------------------------------
     Irene O'Neill        Large Cap Equity Fund                       $50,001-$100,000
                          Large Cap Growth Fund                             None
------------------------------------------------------------------------------------------------
     Brian Ferguson       Large Cap Value Fund                              None
------------------------------------------------------------------------------------------------
     Julianne McHugh      Large Cap Value Fund                              None
------------------------------------------------------------------------------------------------
     Edward B. White      Multi-Cap Equity Fund                      $50,001 - $100,000
                          Small Cap Core Equity Fund                 $50,001 - $100,000
------------------------------------------------------------------------------------------------
     Dwight Cowden        Small Cap Growth Fund                             None
------------------------------------------------------------------------------------------------
     Todd Briddell        Global Real Estate Securities Fund                None
------------------------------------------------------------------------------------------------
     Peter Zabierek       Global Real Estate Securities Fund                None
------------------------------------------------------------------------------------------------
     Dean Frankel         Global Real Estate Securities Fund                None
------------------------------------------------------------------------------------------------
     Nancy Angell         Municipal Enhanced Yield Fund                     None
------------------------------------------------------------------------------------------------
     John Fox             Municipal Enhanced Yield Fund                     None
------------------------------------------------------------------------------------------------
     Martin Tourigny      Municipal Enhanced Yield Fund                     None
------------------------------------------------------------------------------------------------


   Description of Material Conflicts of Interest

   The portfolio managers listed in each Fund's prospectus manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. Each portfolio manager generally manages portfolios having substantially the same investment style as the relevant Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund(s) managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolio or Funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see "Compensation") generally does not provide any incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others.

   Compensation


   Certain managers of the Funds are dual employees of The Bank of New York and other investment advisory subsidiaries of The Bank of New York Mellon Corporation. The compensation of a portfolio manager will be based on the methodology employed by the adviser with which the portfolio manager is primarily associated. The portfolio managers are associated with the following advisers:



          Portfolio Manager                           Fund(s)                           Adviser
          -----------------                           -------                           -------
----------------------------------------------------------------------------------------------------------
John Flahive                           Core Bond Fund; Intermediate           BNY Mellon Asset
                                       Government Fund; Intermediate New      Management--Wealth
                                       York Tax-Exempt Fund; Intermediate     Management
                                       Tax-Exempt Fund
----------------------------------------------------------------------------------------------------------
Ted Bair, Laurie Carroll               Enhanced Income Fund                   Standish Mellon Asset
                                                                              Management
----------------------------------------------------------------------------------------------------------
Todd Briddell; Peter Zabierek; Dean    Global Real Estate Securities Fund     Urdang Securities Management
Frankel
----------------------------------------------------------------------------------------------------------
Karen Bater                            High Yield Fund                        Standish Mellon Asset
                                                                              Management
----------------------------------------------------------------------------------------------------------
Lloyd Buchanan                         International Equity Fund              Mellon Capital Management
----------------------------------------------------------------------------------------------------------
Denise Krisko                          International Equity Fund; S&P 500     Mellon Capital Management
                                       Index Fund
----------------------------------------------------------------------------------------------------------
Irene O'Neill                          Large Cap Equity Fund; Large Cap       The Bank of New York
                                       Growth Fund
----------------------------------------------------------------------------------------------------------
Brian Ferguson; Julianne McHugh        Large Cap Value Fund                   The Boston Company Asset
                                                                              Management
----------------------------------------------------------------------------------------------------------
Edward White                           Multi-Cap Equity Fund; Small Cap Core  Gannett Welsh & Kotler
                                       Equity Fund
----------------------------------------------------------------------------------------------------------
Nancy Angell; John Fox; Martin         Municipal Enhanced Yield Fund          Gannett Welsh & Kotler
Tourigny
----------------------------------------------------------------------------------------------------------
Dwight Cowden                          Small Cap Core Equity Fund             BNY Mellon Asset
                                                                              Management--Wealth
                                                                              Management
----------------------------------------------------------------------------------------------------------
Nancy Rogers                           U.S. Bond Market Index Fund            Standish Mellon Asset
                                                                              Management
----------------------------------------------------------------------------------------------------------



   The Bank of New York, Gannett Welsh & Kotler and Urdang Securities Management. As of December 31, 2007, for portfolio managers employed by Bank of New York or a Bank of New York affiliate, compensation generally consisted of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers were eligible for the standard retirement benefits and health and welfare benefits available to all Bank employees and those of its affiliated sub-advisors.


   In the case of portfolio managers responsible for managing BNY Hamilton Funds and managed accounts, the method used to determine their compensation is the same for all Funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account The Bank of New York's analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

   A portfolio manager's bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the Fund(s) managed by the portfolio manager relative to expectations for how the Fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the Fund(s). For each Fund, the performance factor depends on how the portfolio manager performs relative to the Fund's benchmark and the Fund's peer group, over one-year and three-year time periods. While the performance of other accounts by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the Fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.


   BNY Mellon Asset Management--Wealth Management Group: Compensation comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon affiliated firms. The portfolio managers are compensated by Mellon Bank or its affiliates and not by the Funds.

   The incentive compensation plan is comprised of three components:

   (1) portfolio performance (approximately 70%), (2) individual qualitative performance (approximately 25%) and (3) the overall performance of BNY Mellon's Wealth Management group (approximately 5%). Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. The one- and three-year performance in each category is weighted at 35% and 65%, respectively. Assets are weighted according to a matrix based on the participant's job function. Individual qualitative performance measures contributions the participant makes either to Mellon's Equity Management or Fixed Income Management group, account manager/client communications and Mellon's Wealth Management group. Senior management may consider additional factors at its discretion.

   Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of Mellon's Wealth Management group. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards and the remaining 20% is held in reserve until the end of the performance period (3 years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of Mellon's Wealth Management group are not eligible to receive stock options.

   Investment professionals, including portfolio managers, may be selected to participate in Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

   Standish Mellon Asset Management (Standish Mellon): For employees of Standish Mellon, portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan. The portfolio managers are compensated by Standish Mellon and not by the Fund. Portfolio managers are eligible to join the BNY Mellon deferred compensation program, and the BNY Mellon defined contribution pension plan, pursuant to which employer contributions are invested in BNY Mellon common stock.

   Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance compared to that of appropriate peer groups. Other factors considered are individual qualitative performance, asset size and revenue growth of the product managed by the portfolio manager.

   Under the long-term incentive plan, restricted BNY Mellon stock and phantom Standish Mellon stock is awarded based on the discretion of management based on individual performance and contributions to the BNY Mellon organization.

   The Boston Company Asset Management (TBCAM): The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long-term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a predetermined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

   For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

   All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income.

   Mellon Capital Management (MCM): Mellon Capital Management Corporation's ("Mellon Capital's") portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

   Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

   A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

   A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

   Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.


                                ADMINISTRATORS

   Administrator. The Bank of New York also serves as the Funds' administrator (the "Administrator") pursuant to an administration agreement between BNY Hamilton, with regard to certain of its series, including the Funds, and The Bank of New York (the "Administration Agreement"), and assists generally in supervising the operations of the Funds. The Administrator's offices are located at 101 Barclay Street, New York, NY 10286. Pursuant to the Administration Agreement, subject to the general direction and control of the Directors, the Administrator has agreed to provide administrative services necessary for the operation of the Funds, including, but not limited to, the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for each Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Funds' registration statements and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the SEC and the Funds' shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q, Form N-PX and notices pursuant to Rule 24f-2 under the 1940 Act; prepare work papers supporting the preparation of federal, state and local income tax returns for the Funds for review and approval by the Funds' independent auditors; perform ongoing wash sales review; prepare and file Form 1099s with respect to the Funds' Directors, upon the approval of the Treasurer of BNY Hamilton; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Funds' investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Funds in obtaining fidelity bond and directors and officers/errors and omissions insurance coverage; prepare statistical reports for outside information services (e.g., IBC/Donoghue, ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Funds; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities. Under the Administration Agreement, the Administrator shall not provide any services relating to (i) the investment advisory functions of the Funds, (ii) the distribution of shares of the Funds or
(iii) any functions normally performed by counsel or auditors of the Funds unless acting in that capacity pursuant to another contractual relationship with the Funds.


   The Bank of New York was appointed as the Administrator to the Funds effective June 30, 2005. Prior to June 30, 2005, the Funds' administrator was BNY Hamilton Distributors, LLC, an indirect wholly owned subsidiary of The BISYS Group, Inc. (On August 1, 2007, The BISYS Group, Inc. was purchased by Citigroup Inc. On that date, BNY Hamilton Distributors was purchased by Foreside Financial Group LLC.) Through June 30, 2004, the Enhanced Income Fund paid the former administrator an annual fee, accrued daily and payable monthly, of 0.10% of its average daily net assets. All other Funds paid the former administrator an annual fee, accrued daily and payable monthly, of 0.20% of their respective average daily net assets. Effective July 1, 2004, these fees for Enhanced Income Fund were reduced to 0.09% of the first $3 billion of the Fund's respective average daily net assets and 0.075% of the Fund's respective average daily net assets in excess of $3 billion. Effective July 1, 2004, these fees for all other Funds were reduced to 0.125% of the first $300 million of each Fund's respective average daily net assets and 0.10% of each Fund's respective average daily net assets in excess of $300 million.


   Effective July 1, 2005, the Enhanced Income Fund has paid the Administrator compensation at the fixed annual rate of 0.07% and the other Funds have paid the Administrator compensation at the fixed annual rate of 0.10% of each Fund's average daily net assets, plus out-of-pocket expenses incurred by the Administrator in performing its duties under the Administration Agreement. Such compensation is accrued daily and paid monthly. In addition, each Fund pays on a quarterly basis to the Administrator a prorated portion of the annual fee of $150,000 charged to BNY Hamilton as compensation for the provision of the Chief Compliance Officer and related staff, facilities and expenses to BNY Hamilton.


   Pursuant to the Administration Agreement, the Funds have paid the following amounts as administration fees to the Administrator (or former administrator)* during the last three fiscal years:



                                                    2005*      2006       2007
                                                   -------- --------    --------
BNY Hamilton Core Bond Fund
Gross Administration Fees......................... $478,195 $378,238    $354,263
Fee Waivers/Reimbursements........................      N/A      N/A         N/A
Net Administration Fees........................... $478,195 $378,238    $354.263

BNY Hamilton Enhanced Income Fund
Gross Administration Fees......................... $157,277 $ 57,890    $ 54,883
Fee Waivers/Reimbursements........................      N/A      N/A         N/A
Net Administration Fees........................... $157,277 $ 57,890    $ 54,883

BNY Hamilton Global Real Estate Securities Fund
Gross Administration Fees.........................      N/A $      0/1/ $ 41,061
Fee Waivers/Reimbursements........................      N/A      N/A         N/A
Net Administration Fees...........................      N/A $      0    $ 41,061

BNY Hamilton High Yield Fund
Gross Administration Fees......................... $199,017 $194,947    $208,156
Fee Waivers/Reimbursements........................      N/A      N/A         N/A
Net Administration Fees........................... $199,017 $194,947    $208,156

BNY Hamilton Intermediate Government Fund
Gross Administration Fees......................... $136,747 $116,636    $111,531
Fee Waivers/Reimbursements........................      N/A      N/A         N/A
Net Administration Fees........................... $136,747 $116,636    $111,531

BNY Hamilton Intermediate New York Tax-Exempt Fund
Gross Administration Fees......................... $128,191 $113,184    $113,940
Fee Waivers/Reimbursements........................      N/A      N/A         N/A
Net Administration Fees........................... $128,191 $113,184    $113,940

                                                 2005*       2006     2007
                                              --------     -------- --------

   BNY Hamilton Intermediate Tax-Exempt Fund
   Gross Administration Fees................. $296,448     $232,071 $212,342
   Fee Waivers/Reimbursements................      N/A          N/A      N/A
   Net Administration Fees................... $296,448     $232,071 $212,342

   BNY Hamilton International Equity Fund
   Gross Administration Fees................. $290,903     $378,081 $535,600
   Fee Waivers/Reimbursements................      N/A          N/A $    N/A
   Net Administration Fees................... $290,903     $378,081 $535,600

   BNY Hamilton Large Cap Equity Fund
   Gross Administration Fees................. $423,608     $394,409 $425,603
   Fee Waivers/Reimbursements................      N/A          N/A      N.A
   Net Administration Fees................... $423,608     $394,409 $425,603

   BNY Hamilton Large Cap Growth Fund
   Gross Administration Fees................. $306,119     $186,061 $141,804
   Fee Waivers/Reimbursements................      N/A          N/A      N/A
   Net Administration Fees................... $306,119     $186,061 $141,804

   BNY Hamilton Large Cap Value Fund
   Gross Administration Fees................. $310,611     $344,810 $355,275
   Fee Waivers/Reimbursements................      N/A          N/A      N/A
   Net Administration Fees................... $310,611     $344,810 $355,275

   BNY Hamilton Multi-Cap Equity Fund
   Gross Administration Fees................. $ 71,799     $ 66,929 $ 63,205
   Fee Waivers/Reimbursements................      N/A          N/A      N/A
   Net Administration Fees................... $ 71,799     $ 66,929 $ 63,205

   BNY Hamilton Municipal Enhanced Yield Fund
   Gross Administration Fees................. $      0/ 2/ $  5,024 $  7,969
   Fee Waivers/Reimbursements................ $                 N/A      N/A
   Net Administration Fees................... $      0     $  5,024 $  7.969

   BNY Hamilton S&P 500 Index Fund
   Gross Administration Fees................. $171,743     $129,737 $139,082
   Fee Waivers/Reimbursements................      N/A          N/A      N/A
   Net Administration Fees................... $171,743     $129,737 $139,082

   BNY Hamilton Small Cap Core Equity Fund
   Gross Administration Fees................. $ 50,559/ 3/ $168,212 $204,885
   Fee Waivers/Reimbursements................      N/A          N/A      N/A
   Net Administration Fees................... $ 50,559     $168,212 $204,885

   BNY Hamilton Small Cap Growth Fund
   Gross Administration Fees................. $749,662     $362,242 $117,193
   Fee Waivers/Reimbursements................      N/A          N/A      N/A
   Net Administration Fees................... $749,662     $362,242 $117,193

   BNY Hamilton U.S. Bond Market Index Fund
   Gross Administration Fees................. $106,622     $ 85,605 $ 93,616
   Fee Waivers/Reimbursements................      N/A     $     65 $  4,296
   Net Administration Fees................... $106,622     $ 85,540 $ 89,320

--------

* The amounts set forth in this table reflect fees received by BNY Hamilton Distributors, LLC, the former administrator to the Funds, for periods prior to June 30, 2005.

/1/ Reflects administration fees paid for the period from December 29, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.
/2 /Reflects administration fees paid for the period from December 30, 2005 (the date of the Fund's commencement of operations) to December 31, 2005.
/3 /Reflects administration fees paid for the period from March 2, 2005 (the date of the Fund's commencement of operations) to December 31, 2005.

   The Administration Agreement between BNY Hamilton and the Administrator may be renewed or amended by the Directors without a shareholder vote, but only by a written agreement of BNY Hamilton and the Administrator. The Administration Agreement shall continue until terminated by either the Administrator giving to the Fund, or the Fund giving to the Administrator, a notice in writing specifying the date of such termination, which date shall not be less than 90 days after the date that the notice was given.


   Sub-Administrator. The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, the Administrator entered an agreement appointing Citi (the "Sub-Administration Agreement") as sub-administrator (the "Sub-Administrator"). Prior to August 1, 2007, Citi was known as BISYS Fund Services Ohio, Inc. and was owned by The BISYS Group, Inc. On August 1, 2007, The BISYS Group, Inc. was acquired by Citigroup, Inc., and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219. Under the Sub-Administration Agreement, Citi performs the following administrative functions in its role as Sub-Administrator: provides compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton's transfer agent, oversight of annual anti-money laundering review, and support for legal administration services as requested; reviews daily and monthly Compliance Management Reports; tests conformity of compliance restrictions and limitations within the then-current registration statement, and annually conducts an independent review of the Compliance Matrix against the investment policies and other stated policies in the Funds' registration statement; reviews at least annually the Pre-Trade System and Procedures for Manual Tests of the Investment Advisor(s); conduct semi-annual compliance training for Fund portfolio managers; provides ongoing consulting to assist the Administrator with any compliance questions or issues; supports the Administrator's preparation of
(i) the annual update to the Funds' registration statement, (ii) other amendments to the Funds' registration statement and supplements to Prospectuses and Statement of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and files any of the foregoing with the SEC upon the request of BNY Hamilton; prepares such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitors the sale of shares for compliance with state securities laws, and files with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Funds and their shares with state securities authorities; coordinates the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinates the solicitation and tabulation of proxies (including any annual meeting of shareholders); assists with the design, development, and operation of the Funds, including new classes, investment objectives, policies and structure, and provides consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of Funds; obtains and maintains fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and files fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintains corporate records on behalf of BNY Hamilton; manages the preparation process for Board meetings by
(i) coordinating Board book preparation, production and distribution,
(ii) preparing Board meeting and committee meeting agendas, resolutions and minutes, (iii) preparing the relevant sections of the Board materials required to be prepared by Citi, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of Rule 12b-1 plans and related matters, (v) attending Board meetings and recording the minutes, and (vi) performing such other Board meeting functions as agreed in writing; reviews proxy statements prepared by counsel; and provides officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002.

   For services provided under the Sub-Administration Agreement, the Administrator has agreed to pay the Sub-Administrator annual compensation equal to: (A) an accounting fee of $60,000 per BNY Hamilton series for which it provides sub-administrative services, including the Funds, plus (B) 25% of the difference between (i) the aggregate administration fee payable to the Administrator under the Administration Agreement and (ii) the amount set forth in clause (A) above. Prior to June 30, 2005, BNY Hamilton Distributors, LLC, a subsidiary of The BISYS Group, Inc., served as administrator to the Funds, as described above. Citi was appointed as Sub-Administrator to the Funds, effective June 30, 2005, in connection with the appointment of The Bank of New York as the Administrator to the Funds. Therefore, for periods prior to June 30, 2005, Citi did not receive sub-administration fees from The Bank of New York, but as described above, BNY Hamilton Distributors, LLC received administration fees from the Funds for its services as administrator to the Funds.

   The Sub-Administrator is not an affiliated person of the Administrator (as defined in the 1940 Act). As described below, the Sub-Administrator also serves as the transfer agent to the Funds. In addition, prior to August 1, 2007, the Sub-Administrator and the Distributor were both indirect wholly-owned subsidiaries of The BISYS Group, Inc.


   Cash Management and Related Services. The Bank of New York also provides certain cash management and related services to the Funds pursuant to a Cash Management and Related Services Agreement with BNY Hamilton, on behalf of the Funds. For those services, each Fund pays The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Cash Management and Related Services Agreement.

   Pursuant to the Cash Management and Related Services Agreement, the Funds have paid the following amounts to The Bank of New during the last three fiscal years:


                                                        2005     2006    2007
                                                      ------    ------  ------
  BNY Hamilton Core Bond Fund........................ $5,774    $4,486  $1,104
  BNY Hamilton Enhanced Income Fund.................. $2,495    $  983  $  269
  BNY Hamilton Global Real Estate Securities Fund....    N/A    $    0* $  140
  BNY Hamilton High Yield Fund....................... $2,320    $2,336  $  651
  BNY Hamilton Intermediate Government Fund.......... $1,592    $1,387  $  343
  BNY Hamilton Intermediate New York Tax- Exempt Fund $1,493    $1,349  $  353
  BNY Hamilton Intermediate Tax-Exempt Fund.......... $3,447    $2,750  $  655
  BNY Hamilton International Equity Fund............. $3,406    $4,575  $1,667
  BNY Hamilton Large Cap Equity Fund................. $5,055    $4,696  $1,313
  BNY Hamilton Large Cap Growth Fund................. $3,534    $2,179  $  437
  BNY Hamilton Large Cap Value Fund.................. $3,634    $4,138  $1,106
  BNY Hamilton Multi-Cap Equity Fund................. $  838    $  793  $  197
  BNY Hamilton Municipal Enhanced Yield Fund......... $    0**  $   62  $   25
  BNY Hamilton S&P 500 Index Fund.................... $2,011    $1,545  $  437
  BNY Hamilton Small Cap Core Equity Fund............ $  621*** $2,056  $  642
  BNY Hamilton Small Cap Growth Fund................. $9,335    $3,874  $  357
  BNY Hamilton U.S. Bond Market Index Fund........... $1,240    $1,015  $  290

--------
* Reflects fees paid for the period from December 29, 2006 (the date of the Fund's commencement of operations) to December 31, 2006 under the Cash Management and Related Services Agreement.
** Reflects fees paid for the period from December 30, 2005 (the date of the Fund's commencement of operations) to December 31, 2005 under the Cash Management and Related Services Agreement.
***Reflects fees paid for the period from March 2, 2005 (the date of the Fund's commencement of operations) to December 31, 2005 under the Cash Management and Related Services Agreement.

                                  DISTRIBUTOR


   BNY Hamilton Distributors, LLC, 100 Summer Street, Boston, Massachusetts 02110, an indirect wholly-owned subsidiary of Foreside Financial Group LLC, acts as each Fund's exclusive distributor (the "Distributor") and holds itself available to receive purchase orders for Fund shares pursuant to a distribution agreement between BNY Hamilton and the Distributor (the "Distribution Agreement"). Prior to August 1, 2007, the Distributor was a wholly-owned subsidiary of The BISYS Group, Inc. After the expiration of the initial two-year period specified in the Distribution Agreement, the continuation of the Distribution Agreement must be specifically approved at least annually
(i) by a vote of the holders of a majority of each Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the Distributor, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers." The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Funds.


   Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor may enter into dealer agreements and other selling agreements with broker dealers and other intermediaries provided that BNY Hamilton shall approve the forms of such agreements and the Distributor shall have no obligation to make any payments to any third parties, whether as finder's fees, compensation or otherwise, unless the Distributor has received a corresponding payment from the applicable BNY Hamilton Fund's 12b-1 Plan (as defined below), the Advisor or another source as may be permitted by applicable law.

   Pursuant to the Distribution Agreement, the Distributor receives payments from the BNY Hamilton Funds for distribution activities permitted and authorized under the 12b-1 Plan, which has been adopted with respect to the Investor Class and Class A Shares, as applicable, of the Funds (as described below). In addition, the Distributor has entered into an agreement with the Advisor pursuant to which the Advisor from its own resources pays certain amounts to the Distributor in consideration of the services performed by the Distributor under the Distribution Agreement and/or such agreement with the Advisor. This includes payments made in consideration of services performed under the Distribution Agreement relating to the share classes of the Funds that have not adopted 12b-1 Plans.

   Rule 12b-1 Plan. Pursuant to Rule 12b-1 under the 1940 Act (the "Rule"), the Directors have adopted a distribution plan ("12b-1 Plan") with respect to Investor Shares of the Index Funds and with respect to Class A Shares of all other Funds. The Rule requires that a registered open-end management company wishing to act as a distributor of securities implement a written plan describing all material aspects of the distribution. The purpose of the 12b-1 Plan is to create incentives for the Distributor and other qualified broker-dealers to provide distribution assistance to their customers who are or may become investors in the Investor Shares or Class A Shares of the applicable Funds, and to defray the costs and expenses associated with the preparation, printing and distribution of prospectuses and sales literature, advertising, marketing and other promotional and distribution activities. Anticipated benefits to the Funds that may result from the adoption of the 12b-1 Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other BNY Hamilton Funds that may not pay a Rule 12b-1 fee.

   The 12b-1 Plan permits the Investor Shares and Class A Shares of the respective Funds to reimburse the Distributor for distribution expenses incurred by the Distributor in respect of such classes at a rate which shall not exceed 0.25% per annum of average daily net assets of Investor Shares or Class A Shares, as applicable. The applicable amounts are calculated and accrued daily and paid monthly or at such other intervals as the Directors and the Distributor may agree. Distribution expenses reimbursable under the 12b-1 Plan include, but are not limited to, fees paid to qualified broker-dealers and financial institutions selected by the Distributor for performance of distribution activities, telemarketing expenses, advertising costs, printing costs, and the costs of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Investor Shares or Class A Shares, as applicable. The Investor Shares or Class A Shares of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Investor Shares or Class A Shares of the related Fund as the Securities and Exchange Commission construes such term under the Rule. If expenses reimbursable under the 12b-1 Plan in any given month exceed 0.25% per annum of average daily net assets of Investor Shares or Class A Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Investor Shares or Class A Shares of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursable expenses that are accrued but unpaid under the 12b-1 Plan, nor will any expense be carried forward past the fiscal year in which it is accrued.

   Payments for distribution expenses under the 12b-1 Plan are subject to the conditions imposed by the Rule. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares."

   The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "12b-1 Directors"). In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be selected and nominated by the non-interested Directors. The 12b-1 Plan will continue in full force from year to year, provided that it is approved at least annually by a majority of the Directors and a majority of the Rule 12b-1 Directors. The 12b-1 Plan may be terminated at any time by a vote of the majority of the Rule 12b-1 Directors. In addition, the shareholders of the Investor Shares or Class A Shares of a Fund may terminate the Rule 12b-1 Plan with respect to the applicable class by a vote of a majority of the outstanding voting securities of that class.


   The table below sets forth the 12b-1 fees that the Investor Shares and Class A Shares of the Funds paid to the Distributor during the fiscal year ended December 31, 2007. With respect to each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case for customer support services that include
(i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds,
(iii) fielding customer inquiries, (iv) forwarding shareholder communications from the Funds to customers, and (v) such similar or related services as the Distributor may request.



                                                                 Gross     12b-1 Fees
                                                                Amount    Returned to     Amount
                                                   Applicable Received by the Funds by Retained by
Name of Fund                                         Class    Distributor Distributor  Distributor*
------------                                       ---------- ----------- ------------ ------------
BNY Hamilton Core Bond Fund.......................  Class A     $ 4,158       $28        $ 4,130
BNY Hamilton Enhanced Income Fund.................  Class A     $ 7,252       $56        $ 7,196
BNY Hamilton High Yield Fund......................  Class A     $ 1,739       $55        $ 1,684
BNY Hamilton Intermediate Government Fund.........  Class A     $15,007       $12        $14,995
BNY Hamilton Intermediate New York Tax-Exempt Fund  Class A     $43,685       $93        $43,592

                                                                    Gross     12b-1 Fees
                                                                   Amount    Returned to     Amount
                                                                 Received by the Funds by Retained by
Name of Fund                                    Applicable Class Distributor Distributor  Distributor*
------------                                    ---------------- ----------- ------------ ------------
BNY Hamilton Intermediate Tax-Exempt Fund......     Class A       $  2,110     $    12      $  2,098
BNY Hamilton International Equity Fund.........     Class A       $ 14,048     $    11      $ 14,037
BNY Hamilton Large Cap Equity Fund.............     Class A       $ 69,617     $   680      $ 68,937
BNY Hamilton Large Cap Growth Fund.............     Class A       $ 11,025     $    42      $ 10,983
BNY Hamilton Large Cap Value Fund..............     Class A       $  3,214     $     6      $  3,208
BNY Hamilton Multi-Cap Equity Fund.............     Class A       $158,011     $56,454      $101,557
BNY Hamilton S&P 500 Index Fund................  Investor Class   $  3,321     $     8      $  3,313
BNY Hamilton Small Cap Growth Fund.............     Class A       $ 10,956     $   112      $ 10,844
BNY Hamilton U.S. Bond Market Index Fund.......  Investor Class   $    655     $     0      $    655
BNY Hamilton Global Real Estate Securities Fund     Class A       $     90     $     0      $     90
BNY Hamilton Small Cap Core Equity Fund........     Class A       $  4,908     $ 1,342      $  3,566

--------
* Retained by Distributor and utilized for approved distribution-related expenditures as described above.



   In addition, the Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers who are shareholders of the Fund. These administrative services include: maintaining a master account with the Funds' transfer agent on behalf of client customers and maintaining records with respect to shares purchased and redeemed and share balances; disbursing or crediting redemption and/or dividend proceeds to clients; preparing client account statements; transmitting proxy materials, financial reports and other information required to be sent to shareholders under the federal securities laws deemed by the Funds to be necessary and proper for receipt by all Fund beneficial shareholders; and transmitting purchase and redemption orders on behalf of clients. As of the date of this Statement of Additional Information, the Advisor has in place arrangements to make such additional payments to the following companies or their affiliates: Brown Brothers Harriman & Co., Charles Schwab & Co., Inc., Chicago Mercantile Exchange Holdings, Inc., JPMorgan Chase & Co., Putnam Investments, SunGard Data Systems, Inc., The Vanguard Group and Wachovia Corporation. Additional firms may be added to this list from time to time. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed
0.15% per annum; however, with respect to Wachovia Corporation and its subsidiaries serving as record keeper to the Advisor's retirement plans, such percentage will not exceed 0.55% per annum. These payments may be material to dealers or other shareholder servicing agents relative to other compensation paid by the Funds and/or the Advisor or the Distributor and their affiliates and may be in addition to any distribution fees and sales charges received with respect to the Funds.

                     FUND, SHAREHOLDER AND OTHER SERVICES


   Transfer Agent and Dividend Disbursing Agent. Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent for the Funds. As transfer agent, Citi is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. Citi is also the dividend disbursing agent for the Funds.


   Custodian and Fund Accounting Agent. The Bank of New York, One Wall Street, New York, New York 10286, serves as the Custodian and fund accounting agent for each Fund pursuant to a custody agreement and fund accounting agreement, each between BNY Hamilton, on behalf of the Funds, and The Bank of New York (the "Custody Agreement" and "Fund Accounting Agreement," respectively), and is responsible for, among other things, holding portfolio securities and cash of the Funds, computing the net asset value of the shares of each Fund, and maintaining the books of account and records of portfolio transactions.

   For custodian services, each Fund pays to The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Custody Agreement. The Bank of New York does not receive any additional fees or other compensation from the Funds for services provided as fund accounting agent to the Funds.

   Pursuant to the Custody Agreement, the Funds have paid the following amounts to The Bank of New York during the last three fiscal years:


                                                       2005      2006     2007
                                                    -------    -------  --------
BNY Hamilton Core Bond Fund........................ $60,887    $80,408  $106,049
BNY Hamilton Enhanced Income Fund.................. $20,494    $10,792  $ 20,085
BNY Hamilton Global Real Estate Securities Fund....     N/A    $     0* $  9,918
BNY Hamilton High Yield Fund....................... $20,472    $25,750  $ 19,532
BNY Hamilton Intermediate Government Fund.......... $28,133    $29,972  $ 28,923
BNY Hamilton Intermediate New York Tax- Exempt Fund $14,235    $14,452  $ 13,557
BNY Hamilton Intermediate Tax-Exempt Fund.......... $25,539    $28,311  $ 20,376
BNY Hamilton International Equity Fund............. $26,632    $22,565  $ 36,980
BNY Hamilton Large Cap Equity Fund................. $38,912    $46,378  $ 41,132
BNY Hamilton Large Cap Growth Fund................. $47,045    $39,631  $ 21,516
BNY Hamilton Large Cap Value Fund.................. $28,484    $36,122  $ 34,881
BNY Hamilton Multi-Cap Equity Fund................. $11,831    $11,489  $ 11,264
BNY Hamilton Municipal Enhanced Yield Fund......... $     0**  $ 3,438  $  4,158
BNY Hamilton S&P 500 Index Fund.................... $58,215    $38,828  $ 43,977
BNY Hamilton Small Cap Core Equity Fund............ $27,616*** $25,140  $ 27,297
BNY Hamilton Small Cap Growth Fund................. $76,248    $59,154  $ 18,825
BNY Hamilton U.S. Bond Market Index Fund........... $24,909    $25,071  $ 25,230

--------
* Reflects fees for the period from December 29, 2006 (the date of the Fund's commencement of operations) to December 31, 2006 under the Custody Agreement.
** Reflects fees paid for the period from December 30, 2005 (the date of the Fund's commencement of operations) to December 31, 2005 under the Custody Agreement.
***Reflects fees paid for the period from March 2, 2005 (the date of the Fund's commencement of operations) to December 31, 2005 under the Custody Agreement.

   Securities Lending Agent. The Bank of New York, One Wall Street, New York, New York 10286, acts as securities lending agent for Large Cap Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Global Real Estate Fund, Core Bond Fund, Large Cap Value Fund, S&P 500 Index Fund, U.S. Bond Market Index Fund, Enhanced Income Fund, Multi-Cap Equity Fund, High Yield Fund, and Small Cap Core Equity Fund pursuant to a securities lending agreement and guaranty between BNY Hamilton, on behalf of those Funds, and The Bank of New York (the "Securities Lending Agreement"). For the securities lending services it performs, The Bank of New York is entitled to a fee from the Funds for each month during the term of the Securities Lending Agreement equal to 0.07% of the weighted average daily market value of the Funds' securities loaned during the preceding calendar month. The Securities Lending Agreement may be terminated at any time by The Bank of New York or the Funds upon at least 45 days' prior written notice.


   Independent Public Accounting Firm. Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is the registered independent public accounting firm of the Funds for the fiscal year ended December 31, 2007. The independent auditors of the Funds must be approved annually by the Audit Committee and the Board. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.

                                CODE OF ETHICS

   BNY Hamilton, the Advisor, the sub-advisors and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent its personnel from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

                             PROXY VOTING POLICIES


   The Funds have delegated the responsibility to vote proxies related to Fund portfolio securities to the Advisor. The Board of Directors has reviewed and approved the proxy voting policies and procedures that the Advisor follows when voting proxies on behalf of the Funds. The Advisor, through its participation on The Bank of New York Mellon Corporation's ("BNY Mellon's") Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

   The Advisor recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

   The Advisor seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the Advisor and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the BNY Hamilton Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

   All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or the Advisor's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Advisor weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Advisor seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

   When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

   On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

   In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.


   Information on how the Funds have voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov no later than August 31 of each year.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

   Each Fund views information about portfolio holdings as sensitive and, pursuant to a policy governing the disclosure of the Funds' portfolio holdings, limits the dissemination of material non-public holdings information to circumstances in accordance with the guidelines outlined below. The Board of Directors has approved this policy and will be asked to approve any material amendments to this policy.

   1. Each Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on BNY Hamilton's website (http://www.bnyhamilton.com) 60 days after its fiscal quarter-end;

   2. Each Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

   3. Each Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

   4. Each Fund will provide material non-public holdings information to third parties that (i) calculate information derived from holdings for use either by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that
(a) holdings information will be kept confidential, (b) no employee shall use the information for his or her personal benefit, (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited;

   5. Except as discussed below, each Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's website (as described in the Funds' Prospectuses); and

   6. Thirty days after the end of each month, the Funds will make publicly available upon request an uncertified, complete schedule of their portfolios. Please contact 1-800-426-9363 to obtain a copy. In order to receive the Funds' schedule, any requesting party shall be required to make such request each time that the requester would like to receive a schedule (i.e., there can be no standing arrangement under which a recipient receives the Funds' schedule whether or not a formal request was made).

   The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

   The entities that may receive the information described in (4) above are:
(i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end);
(ii) Lipper (full holdings quarterly, 25 days after quarter-end); (iii) S&P (full holdings quarterly, 25 days after quarter-end) and (iv) Thomson Financial (full holdings quarterly, 25 days after quarter-end). In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive each Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.


   Employees of The Bank of New York (in its capacity as the Funds' Advisor), of the Sub-Advisors, and of their respective affiliates, who are access persons under the BNY Hamilton Funds' Code of Ethics, have access to Fund holdings on a regular basis (generally daily, and not subject to any time lag). In addition, The Bank of New York, in its capacity as the Funds' Custodian, Administrator, and securities lending agent; Citi, in its capacity as the Funds' Sub-Administrator; BNY Hamilton Distributors, LLC, in its capacity as the Fund's Distributor; and FT Interactive Data, in its capacity as the foreign security pricing vendor, have access to Fund portfolio holdings on a regular basis (generally daily, and not subject to any time lag). In providing trade execution analysis to the Funds, Abel Noser receives full portfolio holdings information on a quarterly basis one business day after each quarter end. Tait, Weller & Baker LLP ("Tait Weller"), the Fund's independent registered public accounting firm, also receives portfolio holdings information on a periodic basis throughout the Funds' fiscal year as necessary in connection with its provision of services to the Funds. Such information may be provided to Tait Weller as little as one business day after the date of the portfolio holdings information provided. Institutional Shareholder Services, Inc. receives information concerning the Funds' portfolio holdings if and as necessary, and typically not subject to any time lag, in connection with its provision of proxy voting services to the Funds (see "Proxy Voting Policies" above).


   In addition, material non-public holdings information may be provided as part of the normal investment activities of the Funds to: broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Funds or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

   The service providers to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed.

   The Funds may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund. The Funds, The Bank of New York, and the Sub-Advisors will not provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the BNY Hamilton Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders.

   The CCO will make an annual report to the Fund's Board on the operation and effectiveness of the procedures and will report all approvals of disclosure requests to the Board at its next meeting after such approval.

   To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that
(i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit, (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited.

   In the event portfolio holdings disclosure made pursuant to the Funds' policies and procedures present a conflict of interest between the Funds' shareholders and The Bank of New York, a Sub-Advisor, the Funds' Distributor or any other affiliated person of the Funds, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

   The Bank of New York, the Sub-Advisors, and the Funds will not receive any compensation or other consideration in connection with the disclosure of Fund portfolio holdings. The Bank of New York, the Sub-Advisors, and the Funds will not enter into any arrangements with third parties from which they would derive any benefit, monetary or other, for the disclosure of the Funds' material non-public holdings information. If, in the future, The Bank of New York, a Sub-Advisor, or the Funds desire to make such an arrangement, they would seek prior Board approval and any such arrangements would be disclosed in the Funds' Statement of Additional Information.

   It is understood that the portfolio composition of certain separate accounts managed by The Bank of New York or its affiliates may be similar to the portfolio held by one or more Funds. To the extent that such similarities do exist, the account holders and/or their representatives may obtain some knowledge as to the portfolio holdings of the Funds.

   There is no assurance that the BNY Hamilton Funds' policies on Fund portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                              PURCHASE OF SHARES

   General. Investors may open Fund accounts and purchase shares as described in each Prospectus under "Opening an Account/Purchasing Shares" (or the equivalent heading).

   Purchases In Kind. Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor or Sub-Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. The Funds generally will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. See "Net Asset Value."

   Each of the Funds (except for the Index Funds) offers two share classes--Class A Shares and Institutional Shares. The specific sales charges applicable to Class A Shares are described below. The Institutional Shares are not subject to any sales charges. The Index Funds offer two share classes--Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are not subject to any sales charges.

   The Distributor acts as agent in selling Class A Shares to dealers and re-allows a portion of the applicable sales charge as a concession. The Distributor generally pays each selling dealer 90% of the sales charge it receives. As a result, a dealer that sells shares of the Funds may receive more revenue from the sale of the Funds than from the sale of other mutual funds offered by such firms. From time to time, dealers who receive concessions from the Distributor may reallow all or a portion of such concession to other dealers or financial intermediaries.

   This section describes the sales charges and fees that you will pay as an investor in Class A and Investor Share classes offered by the applicable Funds.

   Global Real Estate Fund, Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Multi-Cap Equity Fund, Small Cap Growth Fund, Small Cap Core Equity Fund, International Equity Fund

                                                      Class A Shares
------------------------------------------------------------------------------------------------------
Sales Charge (Load)  A front-end sales charge will be imposed on shares purchased, declining from
                     5.25% as indicated below.
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the applicable Fund allocable to Class A Shares.

   Class A's Initial Sales Charge

                                                              Front-End Sales Charge
                                    Front-End Sales Charge      as % of Net Amount
       Amount of Purchase         as % of Offering Price/1,2/      Invested/2/       Dealer Reallowance
-------------------------------------------------------------------------------------------------------
Less than $25,000                            5.25%                     5.54%                4.73%
-------------------------------------------------------------------------------------------------------
$25,000 but less than $50,000                5.00%                     5.26%                4.50%
-------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000               4.50%                     4.71%                4.05%
-------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000              3.50%                     3.63%                3.15%
-------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000              2.75%                     2.83%                2.48%
-------------------------------------------------------------------------------------------------------
$500,000 but less than $1 million            2.00%                     2.04%                1.80%
-------------------------------------------------------------------------------------------------------
$1 million or more                           None                      None                 None

--------
/1/ The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.

/2/ Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

   Intermediate Government Fund, Core Bond Fund, High Yield Fund, Intermediate Tax- Exempt Fund, Intermediate New York Tax-Exempt Fund

                                                      Class A Shares
------------------------------------------------------------------------------------------------------
Sales Charge (Load)  A front-end sales charge will be imposed on shares purchased, declining from
                     4.25% as indicated below.
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the applicable Fund allocable to Class A Shares.

   Class A's Initial Sales Charge:

                                                              Front-End Sales Charge
                                    Front-End Sales Charge      as % of Net Amount
       Amount of Purchase         as % of Offering Price/1,2/      Invested/2/       Dealer Reallowance
-------------------------------------------------------------------------------------------------------
Less than $50,000                            4.25%                     4.44%                3.83%
-------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000               3.75%                     3.90%                3.38%
-------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000              3.25%                     3.36%                2.93%
-------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000              2.25%                     2.30%                2.03%
-------------------------------------------------------------------------------------------------------
$500,000 but less than $1 million            1.50%                     1.52%                1.35%
-------------------------------------------------------------------------------------------------------
$1 million or more                           None                      None                 None
-------------------------------------------------------------------------------------------------------

--------
/1/ The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.

/2/ Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

   Enhanced Income Fund

                                                      Class A Shares
------------------------------------------------------------------------------------------------------
Sales Charge (Load)  A front-end sales charge will be imposed on shares purchased, declining from
                     1.50% as indicated below.
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the Enhanced Income Fund allocable to Class A Shares.

   Class A's Initial Sales Charge:

                                                              Front-End Sales Charge
                                    Front-End Sales Charge      as % of Net Amount
       Amount of Purchase         as % of Offering Price/1,2/      Invested/2/       Dealer Reallowance
-------------------------------------------------------------------------------------------------------
Less than $500,000                           1.50%                     1.52%                1.35%
-------------------------------------------------------------------------------------------------------
$500,000 but less than $1 million            1.00%                     1.01%                0.90%
-------------------------------------------------------------------------------------------------------
$1 million or more                           None                      None                 None
-------------------------------------------------------------------------------------------------------

--------
/1/ The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.

/2/ Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

   S&P 500 Index and U.S. Bond Market Index Fund

                                                      Investor Shares
------------------------------------------------------------------------------------------------------
Sales Charge (Load)  No front-end sales charge.
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Subject to Annual Distribution fee of up to 0.25% of the average daily net assets of the applicable Fund allocable to Investor Shares.

                         WAIVING CLASS A SALES CHARGE

   Shareholders who held, as of January 26, 2004, Investor Shares of any BNY Hamilton Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund. In addition, sales charges may also be waived with respect to Class A Shares for:

   (1) investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor;

   (2) employees of the Advisor or its affiliates and any organization that provides investment advisory services to a Fund;

   (3) each Director of BNY Hamilton;

   (4) employees of the Distributor and its affiliates;

   (5) employees of legal counsel to BNY Hamilton or legal counsel to the Independent Directors;

   (6) existing shareholders who own shares in any of the BNY Hamilton Funds within their trust accounts and purchase additional shares outside of these trust relationships;

   (7) investors within wrap accounts;

   (8) investors who purchase in connection with 401(k) plans, 403(b) plans, and other employer-sponsored qualified retirement plans, or Investment Retirement Accounts; and

   (9) investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions.

   Each investor described in paragraphs (2), (3), (4), (5) (6), (8) and
(9) above must identify himself or herself at the time of purchase. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders. The Funds waive Class A charges with respect to sales of Class A Shares to the types of investors described above because the sales effort involved, if any, in making such sales is negligible and/or in order to promote goodwill with employees and others with whom the Fund, or the Advisor, the Distributor, or any of their affiliates have a business relationship.

   In addition, other investors may be eligible to buy Class A Shares at reduced sales charges. The table above and in the relevant Fund's Prospectuses describe how the sales charge decreases as the amount of your investment increases. Interested parties should consult their investment representatives or call 800-426-9363 for details about such reductions. In addition, information about the availability of reduced sales charges can be found at the Fund's website. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information.

   Letter of Intent. Investors may also qualify for reduced front-end sales charges on purchases of Class A Shares made within a 13-month period pursuant to a Letter of Intent (the "Letter"). This enables an investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other BNY Hamilton Fund, during the 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of the BNY Hamilton Funds currently owned by the investor and purchased within the 90-day period prior to the date the Letter is signed will be credited as purchases (at their current offering prices on the date the Letter is signed) toward completion of the commitment stated in the Letter. If such shares are included, the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. An investor must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Letter.

   The Letter is not a binding obligation on the investor to purchase the full amount indicated; however, investors must include a minimum of 5% of the total amount they intend to purchase with their Letter. Such amount will be held in escrow by the Transfer Agent in Class A Shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Letter (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable that should have been paid. If not remitted within twenty days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Letter.

   Right of Accumulation. Reduced sales charges on Class A Shares can be effected by combining a current purchase of Class A Shares of a Fund with prior purchases of Class A Shares of any BNY Hamilton Fund. The applicable sales charge is based on the combined total of (1) the current purchase; and (2) the value at the public offering price at the close of business on the previous day of all BNY Hamilton Fund Class A Shares held by the shareholder. The shareholder must notify the Transfer Agent or Distributor of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by the Distributor. A Fund may terminate or amend this Right of Accumulation at any time.

   Combination Privilege. An investor may qualify for reduced sales charges on Class A Shares by combining accounts of BNY Hamilton Funds (excluding the BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by the investor as sole proprietorship. The applicable sales charge is based on the combined total of the value of the shares in each of those accounts at the public offering price at the close of business on the day preceding the purchase qualifying the investor to a reduced sales charge. The shareholder must notify the Transfer Agent or Distributor of all pertinent information regarding the accounts to be combined as well as each purchase entitling the shareholder to a reduced sales charge. This combination privilege is subject to modification or discontinuance at any time.

   Concurrent Purchases. In addition, investors may qualify for a reduced sales charge on Class A Shares by (a) combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the Funds, sold with a sales charge ("Eligible Shares"); or
(b) combining concurrent purchases of shares of any class of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares. Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined existing holdings of Eligible Shares. Investors must notify the Transfer Agent or Distributor of any such purchases and holdings. This privilege is subject to modification or discontinuance at any time.

   Reinstatement Privilege. Investors may qualify for a reduced sales charge on Class A Shares if they have sold shares, but then decide to reinvest in a Fund within a 90 day period of that sale. The applicable sales load is based on amounts in excess of the value of the shares the investor sold. The shareholder must notify the Transfer Agent or Distributor, in writing, of his or her reinstatement request and provide payment within 60 days of the date the shareholder's instructions were processed. A shareholder may exercise this privilege one time during any 12-month period. If you sold shares in the Global Real Estate Fund or International Equity Fund within a 30 day period of purchase and you exercise your reinstatement privilege, you will still be charged a redemption fee. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor. In addition, exercise of this privilege does not result in a waiver of any applicable redemption fee (See "Redemption of Shares" below).

                             REDEMPTION OF SHARES

   Redemption fee. The Global Real Estate Fund and the International Equity Fund charge a 2% redemption fee on shares of the Funds redeemed or exchanged for shares of another BNY Hamilton Fund within 30 calendar days of purchase. In each case, the fee is withheld from redemption proceeds and retained by the applicable Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. The fee is intended to deter market timing and other abusive trading to help ensure that short-term investors pay their share of a Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" in the Funds' Prospectuses. Shares of the Global Real Estate Fund and International Equity Fund held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. See "Redemption Fee" in the Funds' Prospectuses for information regarding waivers of the Funds' redemption fees and other relevant information.

   Redemptions by Telephone. Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for acting on instructions that prove to be fraudulent or unauthorized.

                              EXCHANGE OF SHARES

   Shareholders purchasing shares from a Fund may exchange those shares at the current net asset value per share for other BNY Hamilton Funds that have a similar class of shares or between Investor Shares of an Index Fund and Class A Shares of other BNY Hamilton Funds, in accordance with the terms of the current Prospectus of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Funds' Prospectuses. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available.

   When exchanging from Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge to Class A Shares of a BNY Hamilton Fund with a higher sales charge, you will pay the difference.

                          DIVIDENDS AND DISTRIBUTIONS

   Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Considerations" (or the equivalent heading) in such Fund's Prospectus.

   Determination of the net investment income for each of the Fixed Income Funds is made immediately prior to the time for determination of the Fund's net asset value on each business day, as specified under "Distributions and Tax Considerations (or the equivalent heading) in the relevant Prospectus. Net investment income for a day other than a business day is determined as of the time for determination of a Fixed Income Fund's net asset value on the immediately preceding business day. Shares of Fixed Income Funds purchased begin earning dividends on the business day immediately following the business day that the purchase is effective. See "Opening an Account/Purchasing Shares" in each Prospectus. Shares of Fixed Income Funds redeemed earn a dividend up until and including the business day that the redemption becomes effective. See "Making Exchanges/Redeeming Shares" in each Prospectus.

                                NET ASSET VALUE

   Each of the Funds will compute its net asset value per share for each of its classes as described under "Daily NAV Calculation" (or the equivalent heading) in the relevant Prospectuses, except that net asset value of any class may not be computed by a Fund on a day in which no orders to purchase or redeem shares of such class have been received by the Fund. The net asset value per share of a Fund's shares of a particular class is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

   Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce that class's net asset value per share. Under certain circumstances, the net asset value per share of classes of shares of the Funds with higher service and/or distribution fees may be lower than the net asset value per share of the classes of shares of those Funds with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees.

   The Board of Directors has delegated to the Advisor the primary responsibility for carrying out certain functions relating to the valuation of portfolio securities and other assets held by the Funds for purposes of determining the net asset value of each Fund, including fair value pricing, pursuant to pricing procedures approved by the Board (the "Pricing Procedures").

   As described in the Prospectuses, for purposes of calculating net asset value, the Funds' investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

   Equity securities listed on a domestic securities exchange are valued at the last sale price as of the close of regular trading hours on the New York Stock Exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price. In the absence of a recorded sales price or official closing price, as applicable, securities are valued at the average of the readily available closing bid and asked prices on the exchange or NASDAQ, as applicable. Equity securities listed on a foreign exchange are valued at the last quoted sale price available before the time when a Fund's net asset value is determined. Unlisted securities are valued at the average of the most recent quoted bid and asked prices in the over-the-counter market.


   Fixed income securities with a maturity of 60 days or more, including securities listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that
(i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the mean of the most recent bid and ask quotations on such exchange or in the over-the-counter market, if it is determined that such exchange or market constitutes the broadest and most representative market for the security, and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. In the case of the Tax-Exempt Fixed Income Funds, because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, the Funds do not expect to obtain readily available market quotations for most municipal securities. See the discussion below regarding valuation of securities for which market quotations are not readily available.


   Fixed income securities having 60 days or less to maturity are generally priced by the amortized cost method. However, such securities shall be valued by the procedures described above with respect to longer-term fixed income securities when the Advisor believes the amortized cost method is not appropriate.

   Options traded on national exchanges are valued at the last sale price, or, if there were no trades that day for a particular instrument, at the mean of the most recent bid and asked quotations. Options not listed on a national exchange, not available from a broker or brokers (who may use matrix pricing when consistent with industry practice), or not actively traded are valued at fair value as described below.

   Futures contracts generally are valued at the settlement prices quoted by market makers (or exchanges or boards of trade if such contracts are listed thereon).

   All portfolio securities and other assets initially valued in foreign currencies are converted into United States dollars at the prevailing market rates available at the time of valuation.

   As described in the Prospectuses, securities for which market quotations are not readily available (or are deemed to be unreliable) are valued at fair value as determined by the Advisor's Pricing Committee, subject to the Funds' Pricing Procedures. In determining fair value, consideration is given to the most recent closing price and other appropriate factors, including the nature of the portfolio instrument; any recent price or dealer quotation that may be available, the time elapsed since that price or quotation was established, and the circumstances when it was established; the issuer's financial condition; available analyst, media or other reports or information on the issuer, its industry and markets; recent and pending corporate developments; the nature and duration of any trading restrictions; the cost of the investment; the movement of any surrogate market for the instrument; as well as other relevant factors.

   In addition, as described in the Funds' Prospectuses, if a significant event has occurred which will, with a reasonably high probability, materially affect the value of a security since the closing price was established but before the determination of a Fund's net asset value, the security may be fair valued by the Advisor's Pricing Committee subject to the Funds' Pricing Procedures. In particular, trading in equity securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign equity securities occur between the time when the exchange or market on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with the Funds' Pricing Procedures. See "Daily NAV Calculation" (or the equivalent heading) in each Prospectus for more information regarding circumstances under which fair value pricing may be used and related information.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

   Investment Decisions and Portfolio Transactions. On behalf of the Funds, the Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those Funds for which a Sub-Advisor manages the Fund's investments, references in this section to the "Advisor" should be read to mean the applicable Sub-Advisor unless otherwise noted below.

   Investment decisions for the Funds and for the other investment advisory clients of the Advisor are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Advisor. Therefore, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

   On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients, including other BNY Hamilton Funds, to the extent permitted by applicable laws and regulations, the Advisor may, but is not obligated to, aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other customers in order to obtain best execution, including lower transaction costs. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be fair and consistent with the Advisor's fiduciary and other obligations to the Funds.

   Brokerage and Research Services. Fixed income securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealers. In underwritten offerings, securities are purchased by a Fund at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased by a Fund directly from an issuer, in which case no commissions or discounts are paid. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

   If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of exchange-traded options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Advisor for other investment advisory clients, including other Funds. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

   In effecting portfolio transactions for the Funds, the Advisor seeks the best execution available. In seeking best execution, the Advisor considers all factors it deems relevant, including, without limitation: the price per unit of the security; the size of the transaction; the nature of the market for the security; the amount of the commission; the execution capability, reliability, responsiveness, reputation and financial condition of the broker-dealer involved in the transaction; and volume discounts offered by the broker-dealer. In addition, the Advisor may consider the type and quality of research services provided by the broker-dealer, as discussed below. Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and the Advisor will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.


   The Funds paid the following amounts in brokerage commissions during the three most recently completed fiscal years:



----------------------------------------------------------------------------------------
                                   Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
Name of Fund                       December 31, 2005 December 31, 2006 December 31, 2007
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Large Cap Equity Fund                 $  551,022        $  582,774         $566,912
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Large Cap Growth Fund                 $  920,081        $  326,835         $176,199
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Small Cap Growth Fund                 $2,572,586        $2,322,872         $382,333
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
International Equity Fund             $  101,070        $  120,891         $ 91,927
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
S&P 500 Index Fund                    $   39,793        $    9,129         $  5,602
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Large Cap Value Fund                  $  363,491        $  395,884         $249,547
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Multi-Cap Equity Fund                 $   35,679        $   27,320         $ 37,650
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Small Cap Core Equity Fund            $  202,404*       $  208,805         $232,733
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Global Real Estate Securities Fund           N/A**      $        0**       $121,309
----------------------------------------------------------------------------------------

--------

* Reflects brokerage commissions paid by the Fund for the period March 2, 2005 (the Fund's commencement of operations) through December 31, 2005.


** Reflects brokerage commissions paid by the Fund for the period December 29, 2006 (the Fund's commencement of operations) through December 31, 2006.

   Any materially significant differences between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is generally the result of: (1) active trading strategies employed by the Advisor when responding to changes in market conditions, (2) management of cash flows into and out of the Fund as a result of shareholder purchases and redemptions, (3) volatility of the relevant market for the Fund, and/or
(4) changes in the commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by the Funds do not reflect material changes in the Funds' investment objectives or strategies.

   Under the Advisory and Sub-advisory Agreements and in reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined for purposes of Section 28(e)) to the Advisor or the Funds and/or other accounts for which the Advisor exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Advisor determines in good faith that the greater the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to accounts over which it exercises investment discretion. The Advisor periodically reports to the Directors regarding commissions paid by the Funds. The advisory fees paid by the Funds are not reduced because the Advisor receives such services even though the receipt of such services relieves the Advisor from expenses it might otherwise bear. Brokerage and research services provided by broker-dealers chosen by the Advisor to place the Funds' portfolio transactions may be useful to the Advisor in providing services to the Advisor's other clients, although not all of these services may be necessarily useful or of value to the Advisor in managing the Funds. Conversely, brokerage and research services provided to the Advisor by broker-dealers in connection with trades executed on behalf of other clients of the Advisor may be useful to the Advisor in managing the Funds, although not all of these services may be necessarily useful and of value to the Advisor in managing such other clients.

   Brokerage and research services provided by broker-dealers in reliance on the Section 28(e) safe harbor may take various forms, including, among other things, economic statistics and forecasting services, industry and company analyses, portfolio strategy services, and consulting services from economists and political analysts. The Advisor does, from time to time, in reliance on the
Section 28(e) safe harbor, obtain research prepared by the executing broker-dealer (i.e., "proprietary research"), and may execute transactions with broker-dealers for the Funds in order to obtain research products and services from such broker-dealers that are prepared by third parties (i.e., "third-party research"). In the case of third-party research, pursuant to recent SEC staff guidance, the Advisor may agree with broker-dealers effecting trades for the Advisor's accounts, including the Funds' accounts, that a portion of the commissions paid by the accounts will be accrued for subsequent allocation to certain research providers. The Advisor can thereafter request that the broker-dealers make payments from the accrued funds in exchange for certain third-party research.

   Affiliated Brokerage and Other Transactions. Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor may place orders for the purchase and sale of exchange-traded portfolio securities with a broker-dealer that is an affiliate of the Advisor (or a Sub-Advisor). Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Advisor (or a Sub-Advisor) may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed "usual and customary brokerage commissions." The rules define "usual and customary brokerage commissions" to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." As required by applicable SEC rules, the Directors, including a majority of the Directors who are not "interested persons" of the Funds, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliated brokers are consistent with the foregoing standards.

   The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal year ended December 31, 2006. The Funds did not pay any commissions to affiliated brokers during the fiscal years ended December 31, 2005 and 2007.



                                                                                    % of Fund's
                                                                                 Aggregate Dollar
                                                                                     Amount of
                                                                % of Fund's        Transactions
                                                                 Aggregate     Involving the Payment
                                         Amount of Brokerage     Brokerage        of Commissions
                                         Commissions Paid to Commissions Paid    Effected Through
                                          Affiliated Broker    to Affiliated     Affiliated Broker
                                         During Fiscal Year    Broker During    During Fiscal Year
                      Name of Affiliated Ended December 31,  Fiscal Year Ended  Ended December 31,
Name of Fund                Broker              2006         December 31, 2006         2006
----------------------------------------------------------------------------------------------------
Small Cap Growth Fund   BNY ConvergeEx         $8,758              0.38%               1.05%
                        Execution
                        Solutions, LLC



   There were no material differences in the percentage of the brokerage commissions paid to, and the percentage of transactions effected through, an affiliated broker disclosed in the table above for the fiscal year ended December 31, 2007.


   In addition, the Funds will not purchase securities during the existence of any underwriting or selling syndicate for such securities of which the Advisor, a Sub-Advisor or any of their respective affiliates is a member, except pursuant to procedures adopted by the Directors, including a majority of the Directors who are not "interested persons" of the Funds, that comply with rules adopted by the SEC and/or with applicable interpretations of the SEC staff.


   Regular Broker-Dealers. The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended December 31, 2007, the name of each such broker or dealer and the value of each Fund's aggregate holdings of the securities of each issuer as of December 31, 2007:



                                                          Aggregate Value of Holdings as of
                                                                  December 31, 2007
Name of Fund                    Name of Broker or Dealer             (in 000's)
-------------------------------------------------------------------------------------------
BNY Hamilton Core Bond Fund     Citigroup, Inc.                        $ 2,446
                                Goldman Sachs Group, Inc.              $ 2,389
                                Merrill Lynch & Co., Inc.              $ 1,092
                                Morgan Stanley                         $ 2,294
                                Bank of America Corp.                  $ 2,303
                                Bear Stearns & Cos., Inc.              $15,948
-------------------------------------------------------------------------------------------
BNY Hamilton Enhanced Income    Credit Suisse (USA), Inc.              $ 1,224
Fund                            Morgan Stanley                         $ 1,792
-------------------------------------------------------------------------------------------
BNY Hamilton Global Real Estate None
Securities Fund
-------------------------------------------------------------------------------------------
BNY Hamilton High Yield Fund    None
-------------------------------------------------------------------------------------------
BNY Hamilton Intermediate       None
Government Fund
-------------------------------------------------------------------------------------------
BNY Hamilton Intermediate New   None
York Tax- Exempt Fund
-------------------------------------------------------------------------------------------
BNY Hamilton Intermediate       None
Tax-Exempt Fund
-------------------------------------------------------------------------------------------

                                                                 Aggregate Value of Holdings as of
                                                                         December 31, 2007
Name of Fund                      Name of Broker or Dealer                  (in 000's)
--------------------------------------------------------------------------------------------------
BNY Hamilton International Equity Barclays Capital                            $ 3,566
Fund                              Credit Suisse Group                         $ 3,236
                                  Deutsche Bank AG                            $ 3,368
--------------------------------------------------------------------------------------------------
BNY Hamilton Large Cap Equity     Bank of America Corp.                       $ 4,456
Fund                              Merrill Lynch & Co., Inc.                   $ 2,738
                                  Morgan Stanley                              $ 3,452
--------------------------------------------------------------------------------------------------
BNY Hamilton Large Cap Growth     None
Fund
--------------------------------------------------------------------------------------------------
BNY Hamilton Large Cap Value      Bank of America Corp.                       $ 9,597
Fund                              Citigroup, Inc.                             $11,592
                                  Goldman Sachs Group, Inc.                   $ 5,636
                                  Morgan Stanley                              $ 3,187
--------------------------------------------------------------------------------------------------
BNY Hamilton Multi-Cap Equity     Citigroup, Inc.                             $ 1,693
Fund
--------------------------------------------------------------------------------------------------
BNY Hamilton Municipal Enhanced   None
Yield Fund
--------------------------------------------------------------------------------------------------
BNY Hamilton S&P 500 Index Fund   Bank of America                             $ 2,297
                                  Bear Stearns Cos., Inc.                     $   176
                                  Citigroup, Inc.                             $ 2,685
                                  Goldman Sachs Group, Inc.                   $   937
                                  Lehman Brothers Holdings, Inc.              $   420
                                  Merrill Lynch & Co., Inc.                   $   770
                                  Morgan Stanley                              $   936
--------------------------------------------------------------------------------------------------
BNY Hamilton Small Cap Core       None
Equity Fund
--------------------------------------------------------------------------------------------------
BNY Hamilton Small Cap Growth     None
Fund
--------------------------------------------------------------------------------------------------
BNY Hamilton U.S. Bond Market     Bank of America Corp.                       $   349
Index Fund                        Bear Stearns & Cos., Inc.                   $ 1,199
                                  Citigroup, Inc.                             $ 1,233
                                  Credit Suisse USA, Inc.                     $   945
--------------------------------------------------------------------------------------------------
                                  Goldman Sachs Group, Inc.                   $   233
                                  Lehman Brothers Holdings, Inc.              $ 1,380
                                  Merrill Lynch & Co., Inc.                   $   365
                                  Morgan Stanley                              $   274




   Portfolio Turnover. A change in the securities held by a Fund is known as "portfolio turnover." Unless otherwise noted in this Statement of Additional Information or in a Fund's Prospectuses, the Advisor manages the Funds without regard generally to restrictions on portfolio turnover or to the after-tax impact of portfolio turnover on the Funds. Higher portfolio turnover involves correspondingly greater expenses borne by a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. In addition, such sales may result in realization of capital gains that are taxable when distributed to shareholders of a Fund (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates), and may adversely impact a Fund's after-tax returns. See "Taxes."

   Trading in fixed income securities does not generally involve the payment of brokerage commissions, but the price paid by a Fund generally includes a payment of a profit to a dealer or a discount or concession to an underwriter in an underwritten offering, and can cause a Fund to incur other types of transaction costs, such as Custodian fees and wire charges. In addition, the use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds, and the use of futures contracts may involve the payment of commissions to futures commission merchants.

   The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.


   The portfolio turnover rates for the Funds for the two most recently completed fiscal years ended December 31, 2006 and 2007 were as follows:



                                                             2006   2007
                                                            ----    ----
        BNY Hamilton Core Bond Fund........................ 108%    119%
        BNY Hamilton Enhanced Income Fund.................. 126%    104%
        BNY Hamilton Global Real Estate Securities Fund....  --/ 1/  73%
        BNY Hamilton High Yield Fund....................... 101%     99%
        BNY Hamilton Intermediate Government Fund..........  21%     57%
        BNY Hamilton Intermediate New York Tax- Exempt Fund  13%     17%
        BNY Hamilton Intermediate Tax-Exempt Fund..........  26%     14%
        BNY Hamilton International Equity Fund.............  15%     11%
        BNY Hamilton Large Cap Equity Fund.................  53%     66%
        BNY Hamilton Large Cap Growth Fund.................  51%     52%
        BNY Hamilton Large Cap Value Fund..................  59%     34%
        BNY Hamilton Multi-Cap Equity Fund.................   7%     25%
        BNY Hamilton Municipal Enhanced Yield Fund.........  68%     61%
        BNY Hamilton S&P 500 Index Fund....................  11%      5%
        BNY Hamilton Small Cap Core Equity Fund............  26%     36%
        BNY Hamilton Small Cap Growth Fund................. 127%     89%
        BNY Hamilton U.S. Bond Market Index Fund...........  30%     32%

--------

/1/  The Fund commenced operations on December 29, 2006.


   There were no significant variations in a Fund's portfolio turnover during the prior two fiscal years set forth in the table above.


   It is anticipated that each of the Funds will have a portfolio turnover rate of less than 100% during the fiscal year ending December 31, 2008.

                             DESCRIPTION OF SHARES


   BNY Hamilton is a registered, open-end investment company organized as a corporation under the laws of the State of Maryland on May 1, 1992. The fiscal year-end of the Funds is December 31. BNY Hamilton operates as an investment company that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of common stock. There are twenty three series of BNY Hamilton. The Charter currently permits BNY Hamilton to issue 97,800,000,000 shares of common stock, par value $0.001 per share, of which shares have been classified as follows:



                                                        Number of Shares of
     Name of Series and Classes Thereof                  Common Allocated
     ----------------------------------                 -------------------
     BNY Hamilton Core Bond Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton Enhanced Income Fund
        Institutional Shares...........................     400,000,000
        Class A Shares.................................     800,000,000
     BNY Hamilton Global Real Estate Securities Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     200,000,000
     BNY Hamilton High Yield Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton Intermediate Government Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton Intermediate New York Tax-Exempt Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton Intermediate Tax-Exempt Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton International Equity Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton Large Cap Equity Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton Large Cap Growth Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton Large Cap Value Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton Multi-Cap Equity Fund
        Institutional Shares...........................     200,000,000
        Class A Shares.................................     400,000,000
     BNY Hamilton Municipal Enhanced Yield Fund
        Institutional Shares...........................     200,000,000
     BNY Hamilton S&P 500 Index Fund
        Institutional Shares...........................     200,000,000
        Investor Shares................................     200,000,000

                                                   Number of Shares of
          Name of Series and Classes Thereof        Common Allocated
          ----------------------------------       -------------------
          BNY Hamilton Small Cap Core Equity
             Institutional Shares.................     200,000,000
             Class A Shares.......................     400,000,000
          BNY Hamilton Small Cap Growth Fund
             Institutional Shares.................     200,000,000
             Class A Shares.......................     400,000,000
          BNY Hamilton U.S. Bond Market Index Fund
             Institutional Shares.................     200,000,000
             Investor Shares......................     200,000,000

   Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable. For information relating to redemption and exchange rights of the Funds, including redemption of Fund shares at the option of the Funds, see "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Funds' Prospectuses, and "Redemption of Shares" and "Exchange of Shares" in this Statement of Additional Information. Each share of a Fund and class thereof shall have equal rights with respect other shares of that Fund or class with respect to the assets of BNY Hamilton pertaining to that Fund or class. The dividends payable to the holders of any Fund of class thereof (subject to any applicable rule, regulation, or order of the SEC or any other applicable law or regulation) shall be determined by the Board. See "Dividends and Distributions" in this Statement of Additional Information and "Distributions and Tax Considerations" (or the equivalent heading) in the Funds' Prospectuses for more information on the Funds' distribution policies. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.

   All classes of a Fund shall represent the same interest in BNY Hamilton and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of the Fund shall be borne solely by that class. In addition, in certain cases as described below, a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

   The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. On any matter submitted to shareholders, all shares of BNY Hamilton then issued and outstanding and entitled to vote thereon shall be voted in the aggregate and not by Fund or class with certain exceptions. Shareholders of a particular Fund or class of a Fund shall be entitled to vote separately as a Fund or class as to any matter with respect to which a separate vote of any Fund or class of a Fund, as applicable, is required by the 1940 Act or by the Maryland General Corporation Law (e.g., separate voting by a Fund would be required for the approval of an advisory agreement with respect to that Fund and separate voting by a class of a Fund would be required for the approval of a 12b-1 plan with respect to that class). If permitted by the 1940 Act and Maryland General Corporation Law, the classes of more than one Fund shall vote together as a single class on any such matter that shall have the same effect on each such class. In addition, when the matter does not affect any interest of a particular Fund or class of a Fund, then only shareholders of such other Funds or classes whose interests may be affected shall be entitled to vote thereon.

   Subject to the 1940 Act and Maryland law, Directors are elected to serve indefinite terms. The Directors may set or change the number of directors pursuant to the Bylaws and may fill vacancies on the Board of Directors; provided, however, that immediately after such appointment at least two-thirds of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

   BNY Hamilton, if requested to do so by shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting, will call a special meeting of shareholders for the purpose of voting upon the question of the removal of a Director or Directors and will assist in communications with other shareholders.

   The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that eliminates the personal liability of the Directors to BNY Hamilton or its shareholders for money damage to the maximum extent permitted by law. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the fullest extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Under Maryland law, shareholders of BNY Hamilton are generally not liable for the corporation's debts or obligations.

   The Board of Directors may, without shareholder approval, establish one or more additional separate series of shares of BNY Hamilton or classify shares of a Fund into one or more additional classes.


   As of February 29, 2007, no one shareholder beneficially owned 25% or more of the outstanding shares of a Fund.

   The following table sets forth the name, address and percentage of ownership of each person who is known by BNY Hamilton to own, of record or beneficially, 5% or more of any class of a Fund's outstanding shares as of February 29, 2007:



       Fund/Class               % Ownership Shareholder Name and Address
       ----------               ----------- ----------------------------
       CORE BOND FUND INSTL SHR    84.97%   POST CO 477850
                                            C O THE BANK OF NY
                                            MUTUAL FUNDS REORG
                                            DEPARTMENT PO BOX 1066 WALL
                                            ST STATION
                                            NY, NY 10268

       CORE BOND FUND INSTL SHR    10.00%   WENDEL CO 196196
                                            C O THE BANK OF NY
                                            MUTUAL FUNDS REORG
                                            DEPARTMENT PO BOX 1066 WALL
                                            ST STATION
                                            NY, NY 10268

       CORE BOND FUND A SHARES     11.96%   ALAN J HEUER
                                            IRA
                                            375 MIDDLESEX RD
                                            DARIEN, CT 06820
       CORE BOND FUND A SHARES     9.10%    MARGARET L GREENE
                                            LYFORD K GREENE
                                            JTWROS
                                            2700 BEDFORD RD
                                            C/O EG PARTNERS
                                            LOWELLVILLE, OH 444368738

  Fund/Class                         % Ownership Shareholder Name and Address
  ----------                         ----------- ----------------------------
  CORE BOND FUND A SHARES               7.56%    HSBC SECURITIES (USA) INC.
                                                 452 FIFTH AVENUE
                                                 NEW YORK, NY 10018

  CORE BOND FUND A SHARES               6.75%    CHRISTOPHER GRAY
                                                 SEP IRA
                                                 1105 PARK AVE
                                                 NEW YORK, NY 10128

  CORE BOND FUND A SHARES               6.19%    THE PAGET DISEASE FOUNDATION
                                                 120 WALL ST NO 1602
                                                 NEW YORK, NY 10005

  CORE BOND FUND A SHARES               5.24%    FRANCIS B THURBER 4TH
                                                 CAROLYN I THURBER 4TH
                                                 JTWROS
                                                 804 EAGLE BAY DR
                                                 OSSINING, NY 105622300

  ENHANCED INCOME FUND INSTITUTIONAL    40.53%   WENDEL CO 196196
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

  ENHANCED INCOME FUND INSTITUTIONAL    34.81%   POST CO 477850

                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

  ENHANCED INCOME FUND INSTITUTIONAL    9.07%    WACHOVIA BANK N.A.
                                                 1525 WEST WT HARRIS BLVD
                                                 CHARLOTTE, NC 282621151

  ENHANCED INCOME FUND A SHARES         9.33%    ALICE M GRAHAM
                                                 MARJORY TAIT
                                                 82 BRUCE PARK AVE
                                                 GREENWICH, CT 068306314

  ENHANCED INCOME FUND A SHARES         7.73%    JACK M DODICK
                                                 LYNNE B DODICK
                                                 JTWROS
                                                 45 TRAILS END RD
                                                 WESTON, CT 06883

  ENHANCED INCOME FUND A SHARES         6.80%    ROBERT J GELLERT
                                                 RODOLFO PERSCHEK TRUST
                                                 TTEE U/I 6/4/75
                                                 122 E 42ND ST 34 FLOOR
                                                 NEW YORK, NY 101680127

    Fund/Class                    % Ownership Shareholder Name and Address
    ----------                    ----------- -----------------------------
    ENHANCED INCOME FUND A SHARES    6.80%    ROBERT J GELLERT
                                              122 E 42ND ST 34TH FLOOR
                                              C/O UNITED CONTINENTAL CORP
                                              NEW YORK, NY 101680127

    ENHANCED INCOME FUND A SHARES    6.80%    ROBERT J GELLERT
                                              FRANCES PETSCHEK TRUST
                                              UI 7-11-75
                                              122 E 42ND ST 34TH FLOOR
                                              C/O UNITED CONTINENTAL CORP
                                              NEW YORK, NY 101680127

    ENHANCED INCOME FUND A SHARES    6.80%    MICHAEL GELLERT
                                              122 E 42 ST 34 FLOOR
                                              NEW YORK, NY 101680127

    ENHANCED INCOME FUND A SHARES    6.80%    MAX E GELLERT
                                              122 E 42ND ST 34TH FLOOR
                                              C/O UNITED CONTINENTAL CORP
                                              NEW YORK, NY 101680127

    ENHANCED INCOME FUND A SHARES    6.80%    MARTIN F GELLERT
                                              122 E 42ND ST 34 FLOOR
                                              NEW YORK, NY 101680127

    ENHANCED INCOME FUND A SHARES    6.80%    BRIDGET G LYONS
                                              122 E 42ND ST 34TH FLOOR
                                              C/O UNITED CONTINENTAL CORP
                                              NEW YORK, NY 101680127

    ENHANCED INCOME FUND A SHARES    6.80%    CATHERINE G ROSS
                                              122 E 42 ST 34 FLOOR
                                              NEW YORK, NY 101680127

    ENHANCED INCOME FUND A SHARES    6.80%    INA SCHLESINGER
                                              122 E 42ND ST 34TH FLOOR
                                              C/O UNITED CONTINENTAL CORP
                                              NEW YORK, NY 101680127

    GLOBAL REAL ESTATE SEC FUND A
    SHARES                           72.76%   PERSHING LLC
                                              ONE PERSHING PLAZA 14TH FLOOR
                                              PRODUCT SUPPORT
                                              JERSEY CITY, NJ 07399

    GLOBAL REAL ESTATE SEC FUND A
    SHARES                           15.05%   SUZANNE E KLINE
                                              231 E 76TH ST APT 2K
                                              NEW YORK, NY 10021

    GLOBAL REAL ESTATE SEC FUND A
    SHARES                           8.71%    KARYN MARIE DEMARCO
                                              88 LOCKERBY LN
                                              WESTWOOD, NJ 07675

  Fund/Class                        % Ownership Shareholder Name and Address
  ----------                        ----------- -----------------------------
  GLOBAL REAL ESTATE SEC FUND INSTL    65.15%   POST CO 477850
                                                C O THE BANK OF NY
                                                MUTUAL FUNDS REORG
                                                DEPARTMENT
                                                PO BOX 1066 WALL ST STATION
                                                NY, NY 10268

  GLOBAL REAL ESTATE SEC FUND INSTL    16.85%   BNY CAPITAL CORPORATION
                                                ONE WALL STREET
                                                NEW YORK, NY 10286

  GLOBAL REAL ESTATE SEC FUND INSTL    15.18%   SEI PRIVATE TRUST COMPANY
                                                C/O STATE STREET BANK & TRUST
                                                ONE FREEDOM VALLEY DRIVE
                                                ATTN MUTUAL FUND ADMIN
                                                OAKS, PA 19456

  HIGH YIELD FUND INSTL SHRS           85.77%   POST CO 477850
                                                C O THE BANK OF NY
                                                MUTUAL FUNDS REORG
                                                DEPARTMENT
                                                PO BOX 1066 WALL ST STATION
                                                NY, NY 10268

  HIGH YIELD FUND INSTL SHRS           7.09%    WENDEL CO 196196
                                                C O THE BANK OF NY
                                                MUTUAL FUNDS REORG
                                                DEPARTMENT
                                                PO BOX 1066 WALL ST STATION
                                                NY, NY 10268

  HIGH YIELD FD A SHARES               61.72%   THOMAS M HEYMAN
                                                UZIELA B HEYMAN
                                                JTWROS
                                                14 VITKIN ST
                                                63474 TE AVIV ISRAEL

  HIGH YIELD FD A SHARES               6.41%    THE BANK OF NEW YORK
                                                NANCY ROSEN
                                                170 JOURNEYS END RD
                                                SOUTH SALEM, NY 10590

  HIGH YIELD FD A SHARES               5.98%    KIM LIVINGSTON
                                                ROLLOVER IRA
                                                16 MILLSTONE CT
                                                RIDGEFIELD, CT 06877

  HIGH YIELD FD A SHARES               5.23%    RALPH E ROSAMILIA
                                                34 TALL TIMBER DR
                                                MORRISTOWN, NJ 07960

  INTERMEDIATE GOVERNMENT A SHARES     26.90%   MICHAEL W OCONNELL
                                                23335 CAMINITO ANDRETA
                                                LAGUNA HILLS, CA 926531602

   Fund/Class                    % Ownership Shareholder Name and Address
   ----------                    ----------- -------------------------------
   INTERMEDIATE GOVERNMENT A        13.28%   ELEANOR M DEL BENE
   SHARES
                                             DONNA D RYAN
                                             PALMER DAIRY INC

   INTERMEDIATE GOVERNMENT A
   SHARES                                    EMPLOYEE PENSION PLAN & TRUST
                                             468 PALMER RD
                                             YONKERS, NY 10701

   INTERMEDIATE GOVERNMENT INSTL
   SHRS                             51.23%   POST CO 477850
                                             C O THE BANK OF NY
                                             MUTUAL FUNDS REORG DEPARTMENT
                                             PO BOX 1066 WALL ST STATION
                                             NY, NY 10268

   INTERMEDIATE GOVERNMENT INSTL
   SHRS                             45.78%   WACHOVIA BANK N.A.
                                             1525 WEST WT HARRIS BLVD
                                             CHARLOTTE, NC 282621151

   INTERMEDIATE NY TAX EXEMPT A
   SHARES                           12.54%   HSBC SECURITIES (USA) INC.
                                             452 FIFTH AVENUE
                                             NEW YORK, NY 10018

   INTERMEDIATE NY TAX EXEMPT
   INSTL SHRS                       88.17%   POST CO 477850
                                             C O THE BANK OF NY
                                             MUTUAL FUNDS REORG DEPARTMENT
                                             PO BOX 1066 WALL ST STATION
                                             NY, NY 10268

   INTERMEDIATE NY TAX EXEMPT
   INSTL SHRS                       5.07%    WENDEL CO 196196
                                             C O THE BANK OF NY
                                             MUTUAL FUNDS REORG DEPARTMENT
                                             PO BOX 1066 WALL ST STATION
                                             NY, NY 10268

   INTERMEDIATE TAX EXEMPT INSTL
   SHRS                             96.52%   POST CO 477850
                                             C O THE BANK OF NY
                                             MUTUAL FUNDS REORG DEPARTMENT
                                             PO BOX 1066 WALL ST STATION
                                             NY, NY 10268

   INTERMEDIATE TAX EXEMPT A
   SHARES                           49.38%   SBA I & CO LLC
                                             TAG ASSOCIATES LLC AS ADMIN.
                                             TTEE - C BEZEM D BEZEM P JOSEPH
                                             75 ROCKEFELLER PLZ STE 900
                                             TTEE - S SCHEUER R SCHEUER
                                             NEW YORK, NY 10019

 Fund/Class                          % Ownership Shareholder Name and Address
 ----------                          ----------- -----------------------------
 INTERMEDIATE TAX EXEMPT A SHARES       16.45%   DONNA B ZORN
                                                 28 RIDGEVIEW DR
                                                 TOD
                                                 ASHEVILLE, NC 288042754

 INTERMEDIATE TAX EXEMPT A SHARES       11.98%   PERSHING LLC
                                                 ONE PERSHING PLAZA 14TH FLOOR
                                                 PRODUCT SUPPORT
                                                 JERSEY CITY, NJ 07399

 INTERMEDIATE TAX EXEMPT A SHARES       6.65%    NAOMI SIEGEL
                                                 32 FOLKSTONE DR
                                                 EAST HAMPTON, NY 119371213

 INTERNATIONAL EQUITY INSTITUTIONAL     83.37%   POST CO 477850
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

 INTERNATIONAL EQUITY INSTITUTIONAL     8.42%    WACHOVIA BANK N.A.
                                                 1525 WEST WT HARRIS BLVD
                                                 CHARLOTTE, NC 282621151

 INTERNATIONAL EQUITY INSTITUTIONAL     5.51%    WENDEL CO 196196
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

 INTERNATIONAL EQUITY A SHARES          62.42%   PAULINE C METCALF
                                                 PAULINE C METCALF TRUST
                                                 DTD 12/28/88
                                                 22 PARSONAGE ST
                                                 PROVIDENCE, RI 02903

 INTERNATIONAL EQUITY A SHARES          7.13%    SUSAN E BANNON
                                                 62 CROTON AVE
                                                 MT KISCO, NY 10549

 LARGE CAP EQUITY INSTITUTIONAL SHRS    68.07%   POST CO 477850
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

 LARGE CAP EQUITY INSTITUTIONAL SHRS    26.39%   WACHOVIA BANK N.A.
                                                 1525 WEST WT HARRIS BLVD
                                                 CHARLOTTE, NC 282621151

 LARGE CAP EQUITY A SHARES              17.42%   HSBC SECURITIES (USA) INC.
                                                 452 FIFTH AVENUE
                                                 NEW YORK, NY 10018

  Fund/Class                         % Ownership Shareholder Name and Address
  ----------                         ----------- ----------------------------
  LARGE CAP GROWTHINSTITUTIONAL         77.45%   POST CO 477850
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

  LARGE CAP GROWTH INSTITUTIONAL        18.86%   WENDEL CO 196196
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

  LARGE CAP VALUE FUND INSTITUTIONAL    81.81%   POST CO 477850
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

  LARGE CAP VALUE FUND INSTITUTIONAL    11.57%   WACHOVIA BANK N.A.
                                                 1525 WEST WT HARRIS BLVD
                                                 CHARLOTTE, NC 282621151

  LARGE CAP VALUE FUND INSTITUTIONAL    5.43%    WENDEL CO 196196
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

  LARGE CAP VALUE FUND A SHARES         17.31%   PETER ASKIN
                                                 SAMUEL LUCAS ASKIN
                                                 UTMA NY
                                                 126 WEST 78TH ST
                                                 NEW YORK, NY 100246716

  LARGE CAP VALUE FUND A SHARES         12.26%   JAMES CARRINGTON LEITER
                                                 PRIVADA ANTONIO MEDIZ BOLIO
                                                 35
                                                 COL STA MARIN
                                                 MORELIA MICHOACAN MEXICO
                                                 58090

  LARGE CAP VALUE FUND A SHARES         9.96%    PETER ASKIN
                                                 JOHN DAVID ASKIN
                                                 UTMA NY
                                                 126 WEST 78TH ST
                                                 NEW YORK, NY 100246716

    Fund/Class                     % Ownership Shareholder Name and Address
    ----------                     ----------- -----------------------------
    LARGE CAP VALUE FUND A SHARES     5.58%    BARBARA TIMON
                                               ROLLOVER IRA
                                               1103 BRITTANY LN
                                               SAINT HELENA, CA 945749615

    LARGE CAP VALUE FUND A SHARES     5.34%    KIM LIVINGSTON
                                               ROLLOVER IRA
                                               16 MILLSTONE CT
                                               RIDGEFIELD, CT 06877

    LARGE CAP VALUE FUND A SHARES     5.10%    SCOTT F ALBARELLA
                                               THERESA C ALBARELLA
                                               JTWROS
                                               20 SHERWOOD RD
                                               ROCKVILLE CENTRE, NY 11570

    MULTI-CAP EQUITY A SHARES         34.57%   SEI PRIVATE TRUST COMPANY
                                               C/O STATE STREET BANK & TRUST
                                               ONE FREEDOM VALLEY DRIVE
                                               ATTN MUTUAL FUND ADMIN
                                               OAKS, PA 19456

    MULTI-CAP EQUITY A SHARES         20.78%   WACHOVIA BANK N.A.
                                               1525 WEST WT HARRIS BLVD
                                               CHARLOTTE, NC 282621151

    MUNICIPAL ENHANCED YIELD INSTL    30.79%   WENDEL CO 196196
                                               C O THE BANK OF NY
                                               MUTUAL FUNDS REORG
                                               DEPARTMENT
                                               PO BOX 1066 WALL ST STATION
                                               NY, NY 10268

    MUNICIPAL ENHANCED YIELD INSTL    27.33%   CHARLES SCHWAB & CO., INC.
                                               101 MONTGOMERY STREET
                                               MS:SF101MONT-22-241
                                               SAN FRANCISCO, CA 94104

    MUNICIPAL ENHANCED YIELD INSTL    19.70%   POST CO 477850
                                               C O THE BANK OF NY
                                               MUTUAL FUNDS REORG
                                               DEPARTMENT
                                               PO BOX 1066 WALL ST STATION
                                               NY, NY 10268

    MUNICIPAL ENHANCED YIELD INSTL    10.33%   SEI PRIVATE TRUST COMPANY
                                               C/O STATE STREET BANK & TRUST
                                               ONE FREEDOM VALLEY DRIVE
                                               ATTN MUTUAL FUND ADMIN
                                               OAKS, PA 19456

   Fund/Class                     % Ownership Shareholder Name and Address
   ----------                     ----------- ------------------------------
   MUNICIPAL ENHANCED YIELD INSTL    8.36%    ATWELL CO FBO 23312000
                                              P O BOX 2044
                                              PECK SLIP STATION
                                              NY, NY 10038

   S&P 500 INDEX FUND - INSTL        36.61%   WACHOVIA BANK N.A.
                                              1525 WEST WT HARRIS BLVD
                                              CHARLOTTE, NC 282621151

   S&P 500 INDEX FUND - INSTL        33.89%   POST CO 477850
                                              C O THE BANK OF NY
                                              MUTUAL FUNDS REORG
                                              DEPARTMENT
                                              PO BOX 1066 WALL ST STATION
                                              NY, NY 10268

   S&P 500 INDEX FUND - INSTL        27.44%   WENDEL CO 196196
                                              C O THE BANK OF NY
                                              MUTUAL FUNDS REORG
                                              DEPARTMENT
                                              PO BOX 1066 WALL ST STATION
                                              NY, NY 10268

   S&P 500 INDEX FUND - INVESTOR     16.04%   WILLIAM B SMITH JR
                                              JOHN W COBB
                                              TRUST U/W OF FREDERICK H SIDES
                                              PO BOX 2508
                                              FOGARTY COHEN SELBY &
                                              NEMIROFF
                                              GREENWICH, CT 06835

   S&P 500 INDEX FUND - INVESTOR     15.71%   MARIO BATALI
                                              IRA
                                              11 FIFTH AVE
                                              NEW YORK, NY 10003

   S&P 500 INDEX FUND - INVESTOR     11.91%   JOANNE WYCKOFF
                                              ROLLOVER IRA
                                              710 SMOKE HOLLOW TRL
                                              FRANKLIN LAKES, NJ 07417

   S&P 500 INDEX FUND - INVESTOR     9.92%    JAMES LARK
                                              108 BROADWAY
                                              APT 2D
                                              MALVERNE, NY 115651635

   SMALL CAP GROWTH INSTITUTIONAL    88.18%   POST CO 477850
                                              C O THE BANK OF NY
                                              MUTUAL FUNDS REORG
                                              DEPARTMENT
                                              PO BOX 1066 WALL ST STATION
                                              NY, NY 10268

 Fund/Class                          % Ownership Shareholder Name and Address
 ----------                          ----------- -----------------------------
 SMALL CAP GROWTH INSTITUTIONAL         6.94%    WENDEL CO 196196
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

 SMALL CAP GROWTH A SHARES              6.49%    NATIONAL FINANCIAL SERVICES
                                                 LLC
                                                 200 LIBERTY STREET
                                                 ONE WORLD FINANCIAL CENTER
                                                 NEW YORK, NY 10281

 SMALL CAP GROWTH A SHARES              5.85%    CHARLES SCHWAB & CO., INC.
                                                 101 MONTGOMERY STREET
                                                 MS:SF101MONT-22-241
                                                 SAN FRANCISCO, CA 94104

 SMALL CAP CORE EQUITY INSTITUTIONAL    92.93%   POST CO 477850
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

 SMALL CAP CORE EQUITY INSTITUTIONAL    5.94%    WENDEL CO 196196
                                                 C O THE BANK OF NY
                                                 MUTUAL FUNDS REORG
                                                 DEPARTMENT
                                                 PO BOX 1066 WALL ST STATION
                                                 NY, NY 10268

 SMALL CAP CORE EQUITY FUND A SHARES    30.23%   SEI PRIVATE TRUST COMPANY
                                                 C/O STATE STREET BANK & TRUST
                                                 ONE FREEDOM VALLEY DRIVE
                                                 ATTN MUTUAL FUND ADMIN
                                                 OAKS, PA 19456

 SMALL CAP CORE EQUITY FUND A SHARES    17.18%   FIFTH THIRD BANK TTEE
                                                 FBO HEMENWAY BARNES
                                                 P O BOX 3385
                                                 CINCINNATI, OH 45263

 SMALL CAP CORE EQUITY FUND A SHARES    7.46%    PATRICIA B SPECTER
                                                 MATTHEW BROWN GST
                                                 TAX EXEMPT MARITAL TRUST
                                                 DTD 03-15-1988
                                                 1 WEST 67 STREET
                                                 NEW YORK, NY 10023

 SMALL CAP CORE EQUITY FUND A SHARES    6.41%    HAROLD GILBERT KOTLER
                                                 49 WARREN ST
                                                 BROOKLINE, MA 02445

Fund/Class                             % Ownership Shareholder Name and Address
----------                             ----------- ----------------------------
US BOND MARKET INDEX FUND - INSTL SHRS    45.75%   POST CO 477850
                                                   C O THE BANK OF NY
                                                   MUTUAL FUNDS REORG
                                                   DEPARTMENT
                                                   PO BOX 1066 WALL ST STATION
                                                   NY, NY 10268

US BOND MARKET INDEX FUND - INSTL SHRS    27.75%   WENDEL CO 196196
                                                   C O THE BANK OF NY
                                                   MUTUAL FUNDS REORG
                                                   DEPARTMENT
                                                   PO BOX 1066 WALL ST STATION
                                                   NY, NY 10268

US BOND MARKET INDEX FUND - INSTL SHRS    17.45%   WACHOVIA BANK N.A.
                                                   1525 WEST WT HARRIS BLVD
                                                   CHARLOTTE, NC 282621151

US BOND MARKET INDEX FUND - INSTL SHRS    8.54%    ETHICAL CULTURE FIELDSTON
                                                   SCHOOL
                                                   33 CENTRL PARK WEST
                                                   NEW YORK, NY 100236001

US BOND MARKET INDEX FUND INVESTOR        19.35%   EDWARD GREBOW
                                                   SEP IRA
                                                   1136 FIFTH AVE #11C
                                                   NEW YORK, NY 10128

US BOND MARKET INDEX FUND INVESTOR        17.13%   WAYNE T KERNOCHAN
                                                   JAMES G KERNOCHAN
                                                   UTMA MA
                                                   113 BRISTOL ROAD
                                                   WELLESLEY, MA 024812732

US BOND MARKET INDEX FUND INVESTOR        15.84%   ELIZABETH ANNE CLARK
                                                   ROLLOVER IRA
                                                   36 WYANDAMERE DR
                                                   WOODCLIFF LAKE, NJ 07677

US BOND MARKET INDEX FUND INVESTOR        12.36%   ROBERT D WACHS
                                                   IRA
                                                   418 E 59 ST APT 16B
                                                   NEW YORK, NY 10022

US BOND MARKET INDEX FUND INVESTOR        8.13%    KHELANAND V JAIRAM
                                                   CONVERSION ROTH IRA
                                                   230 MAIN ST
                                                   EAST ROCKAWAY, NY 11518

US BOND MARKET INDEX FUND INVESTOR        8.04%    STEPHANIE S GAJ
                                                   THE MINNIE PETISE TRUST
                                                   FBO JANAS GAJ
                                                   PO BOX 736
                                                   SUFFIELD, CT 060780736

                                     TAXES


   The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended ("the Code"), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and possible application of foreign, state and local tax laws.


   Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:


   derive at least 90% of its gross income for each taxable year from
   (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from an interest in a "qualified publicly traded partnership" (as defined below);

   diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund's investments in loan participations, the Fund may treat both the financial intermediary and the issuer of the underlying loan as an issuer, and in the case of a Fund's investment in certain derivatives, the Fund may treat the counterparty or the issuer of the reference security as an issuer; and

   distribute with respect to each taxable year at least 90% of (a) the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and (b) net tax-exempt interest income, for such year.

   In general, for purposes of the 90% gross income requirement described in paragraph 1 above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof,
(ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph 1(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph 2 above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


   Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test. However, the

Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of "qualifying income" a Fund's foreign currency gains to the extent that such income is not directly related to the trust's principal business of investing in stock or securities.

Distributions


   As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends ("Capital Gain Dividends"), if any, that it distributes to shareholders on a timely basis in the form of dividends. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net capital gains. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and
(ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. If a Fund were to fail to distribute an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year (or later if a Fund is permitted to elect and so elects), the Fund would be subject to a nondeductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax. A distribution will be treated as paid by a Fund on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund (other than exempt-interest dividends, as discussed below), regardless of whether received in cash or reinvested in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

   For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income, except, for example, with respect to "qualified dividend income (described below)". Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as Capital Gain Dividends will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

   The ultimate tax characterization of the Fund's distributions made in a taxable year cannot fully be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's current and accumulated earnings and profit in that taxable year, in which case the excess generally will be treated as a return of capital up to the amount of the shareholder's tax basis in the applicable shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

   For taxable years beginning before January 1, 2011, distributions of net investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of an individual at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the ease of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.


   In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding the excess of net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.


   If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxed as regulated investment companies (collectively, "underlying funds"), and receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund is permitted, in turn, to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.


   Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reducing the shareholder's basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities generally is not so exempt.


   Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets--for taxable years beginning before January 1, 2011.

   Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.


   Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares


   The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares; provided further that any such loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Effects of Certain Investments

   Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swap options, foreign securities and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund's securities, to convert long-term capital gains into short-term capital gains, to convert short-term capital losses into long-term capital losses or to otherwise affect the character of the Fund's income. These rules, therefore, could affect the amount, timing and character of distributions to shareholders and cause differences between a Fund's book income and taxable income. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.


   Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will generally be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the shareholder's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


   Options and Futures Contracts. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

   Covered call writing activities of a Fund may trigger the federal income tax straddle rules of Section 1092, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" generally are exempted from the straddle rules; options that are "in the money" although not "deep in the money" may give rise to qualified covered calls, and the holding period on stock underlying qualified cover calls will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

   The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.


   Repurchase Agreements and Securities Lending. The Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," below.

   To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

   Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes. Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero coupon debt obligations with a fixed maturity of more than one year from the date of issuance) that may be acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be OID.

   Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

   Some debt obligations with a fixed maturity date of one year or less from the date of issuance that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.


   In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.


   If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


   Higher-Risk Securities. To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


   Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund might not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated by the regulated investment company as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.


   Interest paid on debt obligations owned by a Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.


   Certain Investments in REITs. To the extent such investments are permissible, a Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require a Fund to accrue and to distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

   Some of the REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Funds may not be a suitable investment for charitable remainder trusts, as described below.

   In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

   Any investment in residual interests of a Collateralized Mortgage Obligation (a "CMO") that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a Fund may prevent income that would otherwise be treated as UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).

   In addition, special tax consequences apply to charitable remainder trusts ("CRTs") that invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. A CRT, as defined in
Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes "excess inclusion income," then the Fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

   Certain Investments in Partnerships. Special tax considerations apply if a Fund invests in entities taxed as partnerships. In general, the Fund will not recognize income earned by such a partnership until the close of the partnership's taxable year. However, the Fund will recognize such income as it is earned by the partnership for purposes of determining whether it is subject to the 4% excise tax (described above). Therefore, if the Fund and such a partnership have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such partnership in order to avoid the imposition of the 4% excise tax. A Fund's receipt of a non-liquidating cash distribution from a partnership taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund's adjusted basis in shares of such partnership before the distribution. A Fund that receives a liquidating cash distribution from a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund's adjusted tax basis in its interest in the partnership; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) exceeds the Fund's share of the partnership's basis in those unrealized receivables.


   Investments in Other Funds. If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxed as regulated investment companies, as well as certain investments in REITs (collectively, "underlying funds") its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that each Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.


   Depending on a Fund's percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of having sold or exchanged the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend would be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

   Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. Each Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.


   Exempt-Interest Dividends. Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of securities generating interest that is exempt from federal income tax under Section 103(a) of the Code. Distributions that the Fund properly designated as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but might be taxable for federal alternative minimum tax ("AMT") purposes and might be subject to state and local taxes. If the Fund intends to qualify to pay exempt-interest dividends, the Fund might be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.


   Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

   A Fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.


   Exempt-interest dividends might be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 generally must be included in an individual's tax base for purposes of calculating the shareholder's liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation's earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. In certain instances associated with investments comprising not more than 20% of the Intermediate Tax-Exempt Fund's and the Intermediate New York Tax Exempt Fund's assets and not more than 50% of the Municipal Enhanced Yield Fund's assets, distributions may result in liability for federal AMT, both for individual and corporate shareholders.

   Distributions of a Fund's income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. A Fund may invest a portion of its assets in securities that generate income subject to federal and state taxes.

   Gains realized by a Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as Capital Gain Dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Distributions of investment income designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011.

   Shareholders who receive social security or railroad retirement benefits are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in these Funds on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

   Certain Funds, such as the Intermediate Tax-Exempt Fund, the Intermediate New York Tax Exempt Fund, and the Municipal Enhanced Yield Fund, primarily invest in certain types of tax-exempt interest obligations and therefore will primarily distribute exempt-interest dividends. Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but might be subject to state and local taxes. The state or municipality where the shareholder lives might not impose state or local taxes on tax-exempt interest earned on certain bonds.

   In particular, the Intermediate New York Tax-Exempt Fund's distributions are generally derived from New York tax-exempt investments and will generally be exempt from New York State and New York City personal income taxes as well as the New York City Unincorporated Business Tax (but not the New York State corporate franchise or New York City general corporation tax), provided that the interest on such obligations is and continues to be exempt from applicable federal income taxes, New York state personal income taxes and New York City personal income and unincorporated business taxes. Distributions properly designated as derived from interest on U.S. obligations exempt from state taxation are exempt from New York State and New York city taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends paid by the Fund will generally be taxable income for purposes thereof. Distributions from a Fund's income other than exempt-interest dividends (including capital gains on (i) New York tax-exempt investments or (ii) U.S. obligations exempt from state taxation, are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes or for New York State or New York City personal income tax purposes.

   The Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, and the Municipal Enhanced Yield Fund may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes, and any capital gains distributed by such Funds will generally be taxable. The foregoing is a general summary of the New York tax consequences of investing in a Fund. The U.S. Supreme Court heard an appeal in the fall of 2007 of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income earned on in-state municipal bonds differently from its treatment of the interest income earned on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The U.S. Supreme Court will likely issue a decision sometime before the summer of 2008. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.

   Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") potentially could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A Fund that indirectly invests in PFICs by virtue of the Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


   A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

   Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If an election is made under Section 988(a)(1)(B) of the Code, gains or loss on the foreign currency contract will be treated under the rules for options or futures contracts.

Foreign Taxation


   Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of foreign stock and securities, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.


   Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Fund. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt obligations, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.


   If a Fund does not make the above election or if more than 50% of its assets at year end do not consist of foreign stock and securities, the Fund's net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.


   The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Non U.S. Shareholders


   For non-U.S. shareholders, Capital Gain Dividends and exempt-interest dividends will not be subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign shareholder") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. In the past, for taxable years of a Fund beginning before January 1, 2008, the Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund. Depending on the circumstances, a Fund could make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Pending legislation would extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. It is unclear at this time whether the legislation will be enacted. In the case of shares of a Fund held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

   The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not affect adversely the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

   If a beneficial holder who is a foreign shareholder carries on a trade or business within the United States, and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividends will be subject to U.S. federal net income taxation at the marginal income tax rates applicable to U.S. citizens and residents and domestic corporations.

   Special rules apply to distributions to foreign shareholders from a Fund that is either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests ("USRPIs")--defined broadly to include any interest in U.S. real property and any equity interest in a USRPHC--the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States and other assets.

   A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than-5% interests in publicly traded classes of stock in REITs.

   In both such cases, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund's foreign shareholders, as will any direct USRPI gain the Fund recognizes. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains "effectively connected" with the conduct of a "U.S. trade or business," and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of the such distribution. In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and -payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

   In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally was required with respect to amounts paid in redemption of shares of a Fund that at the time was a USRPHC and domestically controlled. Pending legislation would extend this exemption (possibly with retroactive effect) from withholding for one year; it is unclear at this time whether the legislation will be enacted.

   Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend (provided that certain other conditions also are met) or (iii) the shares are USRPIs or the Capital Gain Dividends are attributable to the gain recognized on the disposition of a USRPI.

   Foreign shareholders in the Funds should consult their tax advisors with respect to the potential application of the above rules.


Backup Withholding


   Each Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will revert to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.


   For a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations

   Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

   Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

   Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


    RISK FACTORS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS


   The following information is a summary of special factors that may affect any Fund invested in New York Municipal Obligations and is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in New York Municipal Obligations.

   New York State has historically been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State's economy is diverse with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State's economy has equaled or exceeded national trends, certain recent events (such as the events of September 11, 2001 and corporate governance scandals) resulted in a much sharper downturn in New York than in the rest of the nation.

   Given New York City's status as an international financial center, the current credit crisis could have an especially negative impact on the New York State economy. Though the New York State Division of the Budget is not forecasting a recession at this time, they have stated that the risk of a recession is substantial. Factors that have hurt the overall economy include the subprime mortgage crisis, a loss of momentum in the national labor market, and a decrease in both household and business spending, partly as a result of decreased credit market liquidity. Cushioning the current slowdown are solid growth in the global economy and an activist stance on the part of the Federal Reserve. The Federal government has also taken stimulative action. However, the national and State economic slowdown is expected to continue through 2008. Consistent with the slowing of both the national and New York economies, New York State employment growth is expected to decline from 1.1 percent for 2007 to 0.6 percent for 2008. As a result of the mortgage-backed security crisis, New York State projects a 5.5 percent decline in financial services and insurance sector bonuses for the first quarter of 2008, representing a loss of about $2.1 billion in wages relative to the same period in 2007. Wage growth is similarly projected to fall from 7.6 percent in 2007 to 3.3 percent in 2008. Slower growth in both the wage and nonwage components of income is projected to result in total personal income growth of 4.3 percent for 2008, following 7.4 percent growth for 2007. Finally, the State's housing and commercial real estate markets are in better shape than the nation's, but significant risks still exist. According to the New York State Division of the Budget, the dollar volume of New York City commercial real estate transactions appears to have peaked in the first quarter of 2007.

   The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any decline in stock market performance could adversely affect the State's income and employment levels. Higher energy prices, a weakening housing market, interest rate increases and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

   The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

   On January 22, 2008, the proposed 2008-09 Budget for New York State was presented, with amendments formally submitted on February 12, 2008. The proposed balanced budget fulfilled the goals of responsibly closing the budget gap, protecting core priorities and investing for economic growth.

   On April 9, 2008, the governor and the New York State Legislature reached a five-way consensus budget agreement. New York's Enacted Budget is expected to spend less than was stated in its proposed Budget. Additionally, state agency operations spending growth will be limited to one percent.

   Preliminary results indicate that State Operating Funds spending will total $80.5 billion, a 4.5 percent increase from the previous year. All Funds spending, which includes federal funds, will total $121.7 billion, an increase of 4.9 percent from the previous year. The New York State Division of Budget is expected to issue an updated Enacted Financial Plan in late April 2008.

   The Budget, as proposed, maintains $2.2 billion in reserves. Debt is projected to grow by $3.7 billion to $53.7 billion.

   State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance; however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. According to its 2008-09 proposed budget, New York State currently projects General Fund budget gaps of $3.6 billion in 2009-10, $6.1 billion in 2010-11, and $7.2 billion in 2011-12, assuming enactment of all proposed Budget recommendations.

   The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

   Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

   As of November 27, 2007, New York State's General Obligation bonds are rated AA- by Fitch Ratings with a "positive" outlook, Aa3 with a "stable" outlook by Moody's Investors Service and AA with a "stable" outlook by Standard and Poor's Ratings Services. All three agencies base their General Obligation ratings on the State's strong and diverse economic base, and on the remote nature of default risk as compared to other issuers. This is offset by the State's high debt levels, persistent out-year gaps and a politically charged budget process. Rating agencies place emphasis on consistently maintaining adequate reserves and overcoming fiscal challenges posed by spending pressures. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Obligations.

   The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2008-09 balanced Budget.

   Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

                            SPECIMEN PRICE MAKE-UP

   The following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that had shares of beneficial interest outstanding as of December 31, 2007, in each case based upon its respective net asset value and shares of beneficial interest outstanding as of the close of business on December 31, 2007.



       Core Bond Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $ 9.98
       Maximum Initial Sales Charge (4.25% of offering price).....   0.44
                                                                   ------
       Maximum offering price to public*.......................... $10.42
                                                                   ======
       Core Bond Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $ 9.97
                                                                   ------
       Offering price to public................................... $ 9.97
                                                                   ------
       Enhanced Income Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $ 1.91
       Maximum Initial Sales Charge (1.50% of offering price).....   0.03
                                                                   ------
       Maximum offering price to public*.......................... $ 1.94
                                                                   ======

       Enhanced Income Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $ 1.90
                                                                   ------
       Offering price to public................................... $ 1.90
                                                                   ------
       Global Real Estate Securities Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $ 9.04
       Maximum Initial Sales Charge (5.25% of offering price).....   0.50
                                                                   ------
       Maximum offering price to public*.......................... $ 9.54
                                                                   ======
       Global Real Estate Securities Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $ 9.04
                                                                   ------
       Offering price to public................................... $ 9.04
                                                                   ------
       High Yield Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $ 9.37
       Maximum Initial Sales Charge (4.25% of offering price).....   0.42
                                                                   ------
       Maximum offering price to public*.......................... $ 9.79
                                                                   ======
       High Yield Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $ 9.38
                                                                   ------
       Offering price to public................................... $ 9.38
                                                                   ------
       Intermediate Government Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $ 9.98
       Maximum Initial Sales Charge (4.25% of offering price).....   0.44
                                                                   ------
       Maximum offering price to public*.......................... $10.42
                                                                   ======
       Intermediate Government Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $ 9.99
                                                                   ------
       Offering price to public................................... $ 9.99
                                                                   ------
       Intermediate New York Tax-Exempt Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $10.82
       Maximum Initial Sales Charge (4.25% of offering price).....   0.48
                                                                   ------
       Maximum offering price to public*.......................... $11.30
                                                                   ======
       Intermediate New York Tax-Exempt Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $10.81
                                                                   ------
       Offering price to public................................... $10.81
                                                                   ------
       Intermediate Tax-Exempt Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $ 9.89
       Maximum Initial Sales Charge (4.25% of offering price).....   0.44
                                                                   ------
       Maximum offering price to public*.......................... $10.33
                                                                   ======

       Intermediate Tax-Exempt Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $ 9.88
                                                                   ------
       Offering price to public................................... $ 9.88
                                                                   ------
       International Equity Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $16.37
       Maximum Initial Sales Charge (5.25% of offering price).....   0.91
                                                                   ------
       Maximum offering price to public*.......................... $17.28
                                                                   ======
       International Equity Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $16.58
                                                                   ------
       Offering price to public................................... $16.58
                                                                   ------
       Large Cap Equity Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $14.61
       Maximum Initial Sales Charge (5.25% of offering price).....   0.81
                                                                   ------
       Maximum offering price to public*.......................... $15.42
                                                                   ======
       Large Cap Equity Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $14.66
                                                                   ------
       Offering price to public................................... $14.66
                                                                   ------
       Large Cap Growth Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $ 8.10
       Maximum Initial Sales Charge (5.25% of offering price).....   0.45
                                                                   ------
       Maximum offering price to public*.......................... $ 8.55
                                                                   ======
       Large Cap Growth Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $ 8.20
                                                                   ------
       Offering price to public................................... $ 8.20
                                                                   ------
       Large Cap Value Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $11.55
       Maximum Initial Sales Charge (5.25% of offering price).....   0.64
                                                                   ------
       Maximum offering price to public*.......................... $12.19
                                                                   ======
       Large Cap Value Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $11.51
                                                                   ------
       Offering price to public................................... $11.51
                                                                   ------
       Multi-Cap Equity Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $15.01
       Maximum Initial Sales Charge (5.25% of offering price).....   0.83
                                                                   ------
       Maximum offering price to public*.......................... $15.84
                                                                   ======

       Municipal Enhanced Yield Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $ 9.37
                                                                   ------
       Offering price to public................................... $ 9.37
                                                                   ------
       S&P 500 Index Fund
       Investor Shares
       Net Asset Value and redemption price of Investor Share..... $ 8.73
                                                                   ------
       Offering price to public................................... $ 8.73
                                                                   ------
       S&P 500 Index Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $ 8.72
                                                                   ------
       Offering price to public................................... $ 8.72
                                                                   ------
       Small Cap Core Equity Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $11.74
       Maximum Initial Sales Charge (5.25% of offering price).....   0.65
                                                                   ------
       Maximum offering price to public*.......................... $12.39
                                                                   ======
       Small Cap Core Equity Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $11.78
                                                                   ------
       Offering price to public................................... $11.78
                                                                   ------
       Small Cap Growth Fund
       Class A Shares
       Net Asset Value and redemption price of Class A Share...... $14.66
       Maximum Initial Sales Charge (5.25% of offering price).....   0.81
                                                                   ------
       Maximum offering price to public*.......................... $15.47
                                                                   ======
       Small Cap Growth Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $14.99
                                                                   ------
       Offering price to public................................... $14.99
                                                                   ------
       U.S. Bond Market Index Fund
       Investor Shares
       Net Asset Value and redemption price of Investor Share..... $10.40
                                                                   ------
       Offering price to public................................... $10.40
                                                                   ------
       U.S. Bond Market Index Fund
       Institutional Shares
       Net Asset Value and redemption price of Institutional Share $10.40
                                                                   ------
       Offering price to public................................... $10.40
                                                                   ------

--------

* Represents maximum offering price charged on purchases based on the Fund's maximum initial sales charge in effect as of December 31, 2007. See "Purchase of Shares" above.

                             FINANCIAL STATEMENTS


   The Funds' audited financial statements for the fiscal year ended
December 31, 2007, included in the Funds' Annual Reports and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds' Annual Reports for the fiscal year ended December 31, 2007 were filed electronically with the SEC on Form N-CSR on March 7, 2008 (Accession No.0001193125-08-049802).

                                  APPENDIX A

                       Description of Securities Ratings

   A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Advisor or Sub-Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

   The following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

   Moody's Investors Service, Inc.

   Moody's Long-Term Ratings: Bonds and Preferred Stock

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Short-Term Municipal Bond Ratings

   There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

   MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

   SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

   Standard & Poor's Ratings Services

   Corporate and Municipal Bond Ratings

   Investment Grade

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

   Speculative Grade

   Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

   CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

   The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

   N.R.: Not rated.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

   Commercial Paper Rating Definitions

   An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

   A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

   A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   B: Issues rated B are regarded as having only speculative capacity for timely payment.

   C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                           BNY HAMILTON FUNDS, INC.

                      Statement of Additional Information

                            BNY Hamilton Money Fund
                       BNY Hamilton Treasury Money Fund

              BNY Hamilton New York AMT-Free Municipal Money Fund

                    BNY Hamilton U.S. Government Money Fund
             BNY Hamilton 100% U.S. Treasury Securities Money Fund
                      BNY Hamilton Tax-Exempt Money Fund


                                April 25, 2008

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED ABOVE, AND SHOULD BE READ IN
   CONJUNCTION WITH THE RELEVANT PROSPECTUSES, EACH DATED APRIL 25, 2008, AS SUPPLEMENTED OR AMENDED FROM TIME TO TIME THEREAFTER. INFORMATION FROM THE
 PROSPECTUSES AND THE ANNUAL REPORT TO SHAREHOLDERS OF EACH FUND LISTED ABOVE (IF AVAILABLE) IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. THE PROSPECTUSES AND ANNUAL REPORT MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON DISTRIBUTORS, LLC, 3435 STELZER ROAD, COLUMBUS, OHIO 43219,
ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363, OR BY VISITING THE FUNDS'
                        WEBSITE AT WWW.BNYHAMILTON.COM.

                               TABLE OF CONTENTS


GENERAL....................................................................   1

INVESTMENT OBJECTIVES AND POLICIES.........................................   1

INVESTMENT RESTRICTIONS....................................................  16

DIRECTORS AND OFFICERS.....................................................  18

INVESTMENT ADVISOR.........................................................  24

ADMINISTRATORS.............................................................  26

DISTRIBUTOR................................................................  29

FUND, SHAREHOLDER AND OTHER SERVICES.......................................  32

CODE OF ETHICS.............................................................  38

PROXY VOTING POLICIES......................................................  38

DISCLOSURE OF PORTFOLIO HOLDINGS...........................................  39

PURCHASE OF SHARES.........................................................  41

REDEMPTION OF SHARES.......................................................  41

EXCHANGE OF SHARES.........................................................  42

DIVIDENDS AND DISTRIBUTIONS................................................  42

NET ASSET VALUE............................................................  42

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...........................  44

DESCRIPTION OF SHARES......................................................  46

TAXES......................................................................  53

RISK FACTORS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS.....  63

FINANCIAL STATEMENTS.......................................................  64

APPENDIX A-DESCRIPTION OF SECURITIES RATINGS............................... B-1

                                    GENERAL


   BNY Hamilton Funds, Inc. ("BNY Hamilton"), a Maryland corporation, is an open-end investment company, currently consisting of twenty-three series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York AMT-Free Municipal Money Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small
Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton
Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Core Bond Fund, BNY Hamilton
Enhanced Income Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, BNY
Hamilton Municipal Enhanced Yield Fund, BNY Hamilton U.S. Government Money
Fund, BNY Hamilton 100% U.S. Treasury Securities Fund, BNY Global Real Estate Securities Fund, and BNY Tax-Exempt Money Fund. Each of the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York AMT-Free Municipal Money Fund (the "New York AMT-Free Municipal Money Fund"), BNY Hamilton U.S. Government Money Fund (the "U.S Government Money Fund"), BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "100% U.S. Treasury Money Fund"), and BNY Hamilton Tax-Exempt Money Fund (the "Tax-Exempt Money Fund") is referred to as a "Money Market Fund" or a "Fund" and they are collectively referred to as the "Money Market Funds" or the "Funds". The Bank of New York serves as investment advisor to each of the Money Market Funds (the "Advisor"). This Statement of Additional Information provides additional information only with respect to each Money Market Fund, and should be read in conjunction with the current Prospectuses relating to each such Fund.


                      INVESTMENT OBJECTIVES AND POLICIES

   The following discussion supplements the information regarding the investment objectives and policies of the respective Funds as set forth in their respective Prospectuses. The following describes the types of investments and investment practices that the Funds are generally permitted (but not required) to make or engage in, subject to each Fund's investment objectives, policies and restrictions. The Funds may, however, make other types of investments or engage in other types of investment practices provided they are consistent with the Funds' investment objective, policies and restrictions.

Government and Money Market Instruments

   As discussed in the Prospectuses, each Fund may invest in cash equivalents to the extent that such investments are consistent with its investment objective, policies and restrictions. A description of the various types of cash equivalents that may be purchased by the Funds appears below.

   United States Government Obligations. Each of the Funds, subject to its applicable investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies, instrumentalities, or government-sponsored enterprises. Obligations issued or guaranteed by federal agencies, instrumentalities, or government-sponsored enterprises may or may not be backed by the "full faith and credit" of the United States Government. The Treasury Money Fund and 100% U.S. Treasury Money Fund will invest only in those securities that are backed by the full faith and credit of the United States Government. Securities that are backed by the full faith and credit of the United States Government include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Rural Housing Service (formerly known as the Farmers Home Administration) and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency, instrumentality or other governmental unit issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency, instrumentality, or other unit does not meet its commitments. Securities in which each Fund (except for the Treasury Money Fund and the 100% U.S. Treasury Money Fund) may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the

United States Postal Service, each of which has the limited right to borrow from the United States Treasury to meet its obligations, as well as obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

   Foreign Government Obligations. Except for the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities will be denominated in United States dollars. Similar to United States Government securities, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, foreign sovereign issuers may be unable or unwilling to make timely principal or interest payments. See "Foreign Investments--Risks of Foreign Investments" below.

   Bank Obligations. Except for the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds, unless otherwise noted in its Prospectuses or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as "Euros") and (iii) United States branches of foreign banks of equivalent size (known as "Yankees"). Euros and Yankees in which the Funds may invest will be denominated in U.S. dollars. The Funds will not invest in obligations for which the Advisor or any of its affiliated persons is the ultimate obligor or accepting bank. Each of the Funds, other than the Treasury Money Fund and the 100% U.S. Treasury Money Fund, may also invest in U.S.-dollar denominated obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World
Bank). Obligations of these institutions may be subject to the same risks as obligations of foreign governments, discussed above.

   Commercial Paper. Except for the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds may invest in commercial paper, which may include Master Notes and Section 4(2) paper (each as defined below). Commercial paper is a money market instrument issued by banks, corporations, or other borrowers to raise money for short-term purposes. Commercial paper is typically unsecured, and generally has a maturity ranging from 1 to 270 days. The Money Fund may invest in commercial paper issued by foreign issuers. See "Foreign Investments" below.

   Master notes ("Master Notes") are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from Fund or client accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements permitting the Advisor to loan monies from those accounts on the Funds' or other clients' behalf. Interest and principal payments made by the borrower are credited to such accounts. Generally, on a daily basis, the Advisor has the right to increase or decrease the amount provided to the borrower under such Master Notes, and the borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

   The interest rate on Master Notes is tied to a specified reference rate and, therefore, it will fluctuate along with such reference rate. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies the Funds' credit quality restrictions, as described below in "Quality and Diversification Requirements." Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

   Repurchase Agreements. Each of the Funds (except the 100% U.S. Treasury Money Fund) may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to any coupon rate on the underlying security (and accordingly may be more or less than the rate on the underlying security). A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement.


   A Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and each Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Funds' custodian (the "Custodian"). The U.S. Government Money Fund may only engage in repurchase agreements that are fully collateralized by U.S. Treasury and U.S. Government securities, and the Treasury Money Fund may only engage in repurchase agreements that are fully collateralized by obligations backed by the full faith and credit of the U.S. government. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines or the value of the underlying security declines while the Fund seeks to enforce its rights. In addition, a Fund might incur delays or other disposition costs in connection with liquidating the collateral and enforcing its rights under the agreement. If bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by a Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions."


Asset-Backed Securities

   Except for the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds, subject to its applicable investment policies, may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as automobile loans or credit card receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization.

   Asset-backed securities in general, however, are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow, as well as risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately below. In addition, unlike mortgage-backed securities, certain types of asset-backed securities may only have the benefit of limited interests in the applicable underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if a letter of credit or other form of credit support is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities

   Except for the Treasury Money Fund and the 100% U.S. Treasury Money Fund, each of the Funds, subject to its applicable investment policies, may invest in mortgage-backed securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. This risk is described more fully in "Mortgage Pass-Through Securities" below.

   Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-backed security, the volatility of such security can be expected to increase.

   Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (''FNMA'') or the Federal Home Loan Mortgage Corporation (''FHLMC''). The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

   Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

   FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

   The assets underlying mortgage-backed securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of Mortgage Pass-Through Securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-backed security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-backed securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Floating Rate and Variable Rate Demand Notes

   Except for the Treasury Money Fund and the 100% U.S. Treasury Money Fund, each of the Funds may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing its investment program. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate. The maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act").

Zero-Coupon Securities

   The Funds may invest in zero-coupon securities, including STRIPS (as defined below). The Treasury Money Fund and 100% U.S. Treasury Money Fund maintain certain fundamental investment restrictions concerning the type, maturity and use of these securities. See "Investment Restrictions" below. Zero-coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities are usually traded at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. This risk is greater when the period to maturity is longer. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and lock in a rate of return to maturity. In addition, investing in zero coupon securities may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, mortgage-backed securities owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase zero coupon securities, the value of which would be expected to increase when interest rates decline.

   Even though zero coupon securities do not pay current interest in cash, current federal tax law requires the Funds to accrue interest income on these investments and to distribute the interest income on a current basis. As a result, the Funds could be required to liquidate other investments at times in order to satisfy their distribution requirements.

   The principal and interest components of U.S. Treasury notes and bonds are eligible to be traded independently under the Separate Trading of Registered Interest and Principal or Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury obligations with comparable maturities. As with other zero coupon securities, the only time an investor receives a payment from STRIPS is at maturity and a STRIPS' value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.

Corporate and Other Debt Securities

   Each Fund (except Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund), subject to its applicable investment policies, may invest in corporate debt securities issued by U.S. (and, solely in the case of Money Fund, foreign) companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

   Each such Fund also may invest, subject to its applicable investment policies and the restrictions described herein, in certain other types of debt securities issued by domestic and foreign sovereign and private issuers.

Participations

   Except for the Treasury Money Fund, 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds, subject to its applicable investment policies, may invest in participations issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. Participations are pro rata interests in securities held by others. A participation gives a Fund an undivided interest in a security (which can include a municipal security) in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation) or insurance policy of an insurance company.

   A Fund may have the right to sell the participation back to the institution and draw on the letter of credit or insurance, on demand, after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The institutions issuing the participations would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally would range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Funds will attempt to have the issuer of the participation bear the cost of any such insurance, although the Funds may retain the option to purchase insurance if deemed appropriate.

   With respect to the Money Fund, an obligation that has a demand feature permitting the Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. (See "Foreign Investments--Risks of Foreign Investments" below.) The Money Fund's ability to receive payment in such circumstances, under the demand feature, from such foreign banks may involve certain risks such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Municipal Obligations


   Except for the Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund, each of the Funds may invest in municipal obligations, which are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). In particular, the Tax-Exempt Money Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax, and the New York AMT-Free Municipal Money Fund invests primarily in New York municipal obligations, the interest on which is exempt from federal and New York State and City personal income taxes, as well as the federal alternative minimum tax. See "Risk Factors Relating to Investments in New York Municipal Obligations" below for more information on special risks related to investing in New York municipal obligations.


   The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal obligations are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, such as Municipal Puts (described below), which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

   The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

   An issuer's obligations for its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its obligations may be materially adversely affected by litigation or other conditions. More information on the various types of municipal obligations follows below.

   Municipal Bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, territories, possessions, and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses.

   Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

   In addition, certain types of "private activity" bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

   Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

   Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year and are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections ("tax anticipation notes"), revenue receipts ("revenue anticipation notes"), grant moneys ("grant anticipation notes"), or bond sales to finance such public purposes ("bond anticipation notes"). Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

   Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

   Municipal demand obligations are subdivided into two types: municipal variable rate demand notes and municipal Master Notes.

   Municipal Variable Rate Demand Notes. Municipal variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. For a description of the attributes of variable rate demand notes, see "Floating Rate and Variable Rate Demand Notes" above. The municipal variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

   Municipal Master Notes. Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of Master Notes, see "Government and Money Market Instruments -- Commercial Paper" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable within seven days of demand. The Funds have no specific percentage limitations on investments in Master Notes.

   Municipal Lease Obligations. The Funds specified above may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which a Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

   Municipal Puts. The Funds specified above may purchase municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put" or "standby commitment", and is referred to herein as a "Municipal Put." A Municipal Put entitles a Fund to same day settlement and to receive an exercise price equal to the amortized cost of the underlying municipal obligation plus accrued interest, if any, at the time of exercise. Municipal Puts are purchased as a feature of the underlying municipal obligation and can only be sold, transferred, or assigned with the underlying municipal obligation. The aggregate price which a Fund pays for municipal obligations with Municipal Puts may be higher than the price which it otherwise would pay for the municipal obligations absent such Municipal Puts. Municipal Puts may not be available on a particular municipal obligation or may not be available on satisfactory terms.

   A Fund may exercise its put right prior to the maturity date of the underlying securities in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, Municipal Puts may be exercised prior to the underlying obligation's maturity date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying obligation. In determining whether to exercise Municipal Puts prior to their maturity date and in selecting which Municipal Puts to exercise, the Advisor will consider the amount of cash available to a Fund, the maturity dates of the available Municipal Puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

   Absent unusual circumstances relating to a change in market value (see "Net Asset Value" below), the Funds will value any municipal obligations subject to Municipal Puts by the amortized cost method. The exercise price of the Municipal Puts is expected to approximate such amortized cost. Accordingly, the amount payable by a bank or other Municipal Put writer during the time a Municipal Put is exercisable is expected to be substantially the same as the value of the underlying municipal obligations. The Funds value Municipal Puts at zero for purposes of computing their net asset value per share.

   Since the value of a Municipal Put is partly dependent on the ability of the Municipal Put writer to meet its obligation to purchase the underlying securities upon exercise, the policy of the Funds is to enter into Municipal Put transactions only with banks, brokers, securities dealers or other financial institutions who are approved by the Directors. Each Municipal Put writer will be approved on its own merits, and it is the Funds' general policy to enter into Municipal Put transactions only with those writers that are determined to present minimal credit risks. In connection with such determination, the Directors consider a number of factors concerning the writers, including, among others, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the Municipal Puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other Municipal Put writers will have outstanding debt rated in the highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"). Currently, there are three primary NRSROs: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch, Inc. ("Fitch"). If a Municipal Put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such Municipal Put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into Municipal Put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a writer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such writer.

   Municipal Puts held by a Fund may not be marketable by the Fund. The Funds believe that, given the terms of the Municipal Puts and the attendant circumstances, the Funds should be considered the owner of the securities subject to the Municipal Puts so that the interest on the securities is tax-exempt income to the Funds.

   Municipal Trust Receipts. The Funds specified above may invest in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. Investments in MTRs are subject to similar risks as other investments in municipal obligations. In addition MTRs could give rise to certain tax risks that are not present in investments in municipal bonds.


   Taxable Municipal Obligations. The Money Fund and Tax-Exempt Money Fund may invest in taxable municipal obligations, subject, in the case of the Tax-Exempt Money Fund to the 20% limit described in its Prospectuses. (Under normal market conditions, the New York AMT-Free Municipal Money Fund may not invest in taxable municipal obligations but may do so for temporary defensive purposes.) Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, healthcare facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments can be backed by the government's taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors, such as corporate or agency bonds, than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.


Foreign Investments

   As discussed above, the Funds (except the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund) may invest in certain foreign government obligations. In addition, the

Money Fund may invest in certain foreign securities issued by non-governmental foreign entities. The Money Fund does not expect to invest more than 65% of its total assets at the time of purchase in securities of foreign issuers (including foreign governmental issuers). All such investments must be United States dollar-denominated. In connection with an investment in commercial paper issued by a foreign bank or other foreign issuer, the Money Fund typically receives representations from the foreign issuer that income received by the Fund on such commercial paper will not be subject to foreign withholding taxes. There can be no assurance, however, that such income indeed will not be subject to foreign withholding taxes. See "Taxes" below for more information regarding foreign withholding taxes.

   Risks of Foreign Investments. Investments in foreign issuers or in securities principally traded outside the United States may involve special risks due to foreign economic, political, or legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities may be subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments and companies, and certain foreign securities markets in general, are less liquid, and at times more volatile, than comparable U.S. sovereign and corporate securities and U.S. securities markets. Foreign brokerage commissions and related fees also are generally higher than those paid in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States. See "Taxes". In addition, foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.

Additional Investments


   When-Issued and Delayed-Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the Fund's Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If , however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


   Reverse Repurchase Agreements. Except for the Treasury Money Fund and the 100% U.S. Treasury Money Fund, each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Fund's Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities. See "Investment Restrictions".


   Loans of Portfolio Securities. All Funds (except the Money Fund, New York AMT-Free Municipal Money Fund and Tax-Exempt Money Fund) may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus any accrued interest. While such securities are on loan, the borrower pays the applicable Fund any dividends or income received on the securities loaned and has the right to vote the securities on any matter in which the securities are entitled to be voted. Loans may be terminated by the lending Fund or the borrower and shall be effected according to the standard settlement time for trades in the particular loaned securities. Borrowed securities must be returned to the lending Fund when a loan is terminated. If a loan is collateralized by U.S. Government securities or other non-cash collateral, the lending Fund receives a fee from the borrower. If a loan is collateralized by cash, the lending Fund typically invests the cash collateral for its own account in short-term, interest-bearing securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund. The Funds may incur custodial fees and other costs in connection with loans. In addition, the Funds have retained The Bank of New York as their lending agent. As lending agent, The Bank of New York receives a fixed fee from the Funds, representing a percentage of the securities loaned. See "Fund, Shareholder and Other Services--Securities Lending Agent" below for more information on those fees. The Funds may, in the future, appoint and pay compensation to additional securities lending agents.


   In lending their portfolio securities, the Funds consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or any other affiliated person (as defined in the 1940 Act) of BNY Hamilton, the Advisor, any sub-advisor, the Administrator (as defined below) or the Distributor (as defined below), unless permitted by applicable law.

   Illiquid Investments; Privately Placed and Certain Unregistered Securities. All Funds (except the Treasury Money Fund and the 100% U.S. Treasury Money
Fund) may invest in privately placed, restricted, Rule 144A and other unregistered securities. To the extent any such security is considered to be illiquid, it will be subject to a Fund's fundamental restriction limiting its investments in illiquid securities to no more than 10% of its net assets. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, the Fund could have difficulty selling them when the Advisor believes it is advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. In addition, the judgment of the Advisor normally plays a greater role in valuing these securities for purposes of computing the Fund's net asset value than in valuing publicly traded securities.

   While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 (the "1933 Act"), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of
Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

   Restricted securities in which the Funds may invest include Rule 144A securities and Section 4(2) paper (defined below). The Funds may purchase Rule 144A securities sold to certain institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Board of Directors. The Board of Directors will monitor the Advisor's implementation of these guidelines on a periodic basis.

   Certain Funds also may invest in commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in
Section 3(a)(3) of the 1933 Act and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers that make a market in Section 4(2) paper, thus providing liquidity. (See "Government and Money Market Instruments--Commercial Paper" above.)


   Real Estate Securities. The Money Fund and the New York AMT-Free Municipal Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs, which are a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.


   REITs and other companies which invest in real estate or interests therein are subject to risks associated with the real estate sector, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific segments of the real estate sector, and possible environmental liabilities. Investing in REITs involves certain additional unique risks. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. REITs are also subject to self-liquidation, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act.

   A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

   Other Investment Company Securities. The Funds (except Treasury Money Fund and 100% U.S. Treasury Money Fund) may invest in the securities of other investment companies (including exchange-traded funds ("ETFs")) within the limits set by the 1940 Act and related rules and any exemptive relief from, or interpretations of, the SEC. In general, the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

   ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

Quality and Diversification Requirements

   Each of the Funds is classified as a "diversified" series of a registered investment company under Section 5(b)(1) of the 1940 Act. This means that, with respect to 75% of each Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (2) the Funds may not own more than 10% of the outstanding voting securities of any one issuer, except in each case, with respect to obligations of the U.S. government, cash and cash items, and securities of other investment companies. The remaining 25% of each Fund's total assets are not subject to these limitations. Investments not subject to these limitations could involve increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline. The Funds, however, are also subject to certain additional fundamental investment restrictions (see Investment Restriction No. 4 for each Fund in "Investment Restrictions" below) limiting their investments in a particular issuer, diversification requirements imposed by Rule 2a-7 under the 1940 Act as described below, as well as by the Code for qualification as a regulated investment company (see "Taxes" below).


   In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, among other things, pursuant to Rule 2a-7 under the 1940 Act, each of the Funds (except New York AMT-Free Municipal Money Fund) will limit its investment in the securities (other than United States Government securities) of any one issuer to no more than 5% of the Fund's total assets, measured at the time of purchase, except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined below) of a single issuer for a period of up to three business days after the acquisition thereof. A Fund, however, may not invest in the securities of more than one issuer in accordance with the exception described in the immediately preceding sentence at any time. In the case of New York AMT-Free Municipal Money Fund, with respect to 75% of its total assets, the Fund will limit its investments in the securities (other than United States Government securities) of any one issuer to no more than 5% of its total assets, measured at the time of investment; provided, however, that it shall not invest more than 5% of its total assets in securities (other than United States Government securities) issued by any one issuer unless the securities are first tier securities.


   The Directors also have adopted procedures that (i) require each Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less (as determined by Rule 2a-7 under the 1940 Act) (although, as described under the heading "Additional Information About Certain Funds' Investment Strategies" in the Prospectuses, in order to obtain the highest rating given to money market funds by one or more NRSROs, the Money Fund, Treasury Money Fund, U.S. Government Money Fund, and 100% U.S. Treasury Fund each currently (and for so long as the Fund is rated by a NRSRO) maintains a weighted-average portfolio maturity of 60 days or less); (ii) limit each Fund's investments to those securities that present minimal credit risks; and (iii) require the Advisor and, in certain cases, the Board of Directors, in the event of certain occurrences, to reassess promptly whether a security presents minimal credit risks and, in certain circumstances (e.g., default of an issuer with respect to a Fund's portfolio security), to determine whether continuing to hold the security is in the best interests of each Fund.


   In order to limit the credit risks of the Funds, each Fund (except Tax-Exempt Money Fund and New York AMT-Free Municipal Money Fund) will not purchase any security (other than a United States Government security or shares of another registered investment company that is a money market fund under Rule 2a-7) unless it is rated in the highest short-term rating category ("first tier securities") by at least two NRSROs, such as Moody's and S&P, if two or more NRSROs have rated the security (if the security is only rated by one NRSRO, then it must be rated in the highest short-term category by that NRSRO), or, if not so rated, it is determined to be of comparable quality by the Advisor. (See Appendix A for a description of Moody's and S&P's short-term credit ratings). Although permitted by Rule 2a-7 to a limited extent, in order to obtain the highest rating given to money market funds by one or more NRSROS, each of these Funds currently will not purchase any security which qualifies as a second tier security (as defined below) at the time of the Fund's investment (see "Additional Information About Certain Funds' Investment Strategies in the Funds' Prospectuses for more information on the NRSROs' money market fund rating requirements). In the event a Fund is no longer rated by an NRSRO, it may invest in accordance with the credit quality requirements of Rule 2a-7.

   In accordance with the ratings requirements of Rule 2a-7, the Tax-Exempt Money Fund and New York AMT-Free Municipal Money Fund may invest in both first tier securities and second tier securities (as defined below). Second tier securities are securities that have received ratings within one of the two highest short-term rating categories from at least two NRSROs if two or more NRSROs have rated the security (if the securities are only rated by one NRSRO, then they must have received a rating within one of the two highest short-term rating categories from that NRSRO), but do not qualify as first tier securities, or if not so rated, are determined to be of comparable quality by the Advisor. These Funds may not purchase any second tier security if, as a result of its purchase, (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.


   Determinations of comparable quality for unrated securities are made by the Advisor in accordance with procedures established by the Directors. In determining suitability of investment in a particular unrated security, the Advisor takes into consideration a number of factors including, among other things, the issuer's cash flow adequacy, the level and nature of earnings, financial leverage, asset protection, cost structure, capital intensiveness, liquidity, and the quality of the issuer's or guarantor's accounting practices and management. These suitability standards must be satisfied at the time an investment is made. If the Advisor determines that the quality of an unrated investment has declined since investment by a Fund or in the event of certain ratings downgrades by NRSROs of a Fund's rated securities, a Fund may continue to hold the applicable investments if the Advisor determines that the investments continue to present minimal credit risk and that disposing of the investments would not be in the Fund's or its shareholders' best interests.

                            INVESTMENT RESTRICTIONS

Fundamental Policies

   In addition to its investment objective, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The investment restrictions of each Fund follow.

The Funds may not:


   1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of a Fund's net assets would be in investments that are illiquid (except that the Money Fund, the Tax-Exempt Money Fund and the New York AMT-Free Municipal Money Fund may enter into securities as described above in "Privately Placed and Certain Unregistered Securities");

   2. Enter into reverse repurchase agreements (although the Money Fund, the New York AMT-Free Municipal Money Fund, the Tax-Exempt Money Fund and the U.S. Government Money Fund may enter into reverse repurchase agreements, provided such agreements do not exceed in the aggregate one-third of the market value of the applicable Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

   3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed one-third of the value of the Fund's total assets at the time of such borrowing. This borrowing provision is intended to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Money Fund, the New York AMT-Free Municipal Money Fund, the Tax-Exempt Money Fund and the U.S. Government Money Fund will not apply to reverse repurchase agreements. In addition, each Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets.;


   4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of a Fund's total assets;

   5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the relevant Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies (or, in the case of the Tax-Exempt Money Fund, the 100% U.S. Treasury Money Fund and the U.S. Government Money Fund, issued by domestic banks and bank holding companies). For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

   6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

   7. Purchase or sell puts, calls, straddles, spreads or any combination thereof (except, for the Tax-Exempt Money Fund, to the extent that securities subject to a demand obligation, stand-by commitments, and puts may be purchased (see "Investment Objectives and Policies")); real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs. However, the Money Fund and the New York AMT-Free Municipal Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.


   For purposes of clarity, the above restriction on the purchase or sale of puts, calls, straddles, spreads or any combination thereof, does not prohibit a Fund from investing in securities subject to demand features, including stand-by commitments and Municipal Puts, which are described above in "Investment Objectives and Policies."

   8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date (see "When-Issued and Delayed Delivery Securities");

   9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

   10. Act as an underwriter of securities; or

   11. Issue senior securities as defined in the 1940 Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

   In addition to the restrictions listed above, the Treasury Money Fund and the 100% U.S. Treasury Money Fund are subject to the following additional fundamental restrictions. Each Fund may not:

   1. Invest in structured notes or other instruments commonly known as derivatives;

   2. Invest in any type of variable, adjustable or floating rate securities;

   3. Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corp. or the Small Business Administration; or

   4. Invest in zero coupon bonds, except that the Treasury Money Fund and the 100% U.S. Treasury Money Fund may invest in zero coupon bonds issued by the United States Government provided that the bonds mature within 397 days from the date of purchase, and that the Treasury Money Fund may include zero coupon bonds issued by the United States Government as collateral for repurchase agreements.


   In addition to the restrictions listed above, as a fundamental policy, the New York AMT-Free Municipal Money Fund invests at least 80% of its Assets (as defined in the Funds' Prospectus) in New York municipal obligations that are exempt from federal, New York State, and New York City personal income tax.


   In addition to the restrictions listed above, as a fundamental policy, the Tax-Exempt Money Fund invests, under normal circumstances, at least 80% of its Assets (as defined in the Funds' Prospectus) in Municipal Obligations (as defined in the Funds' Prospectus), the interest on which are exempt from federal income tax and the federal alternative minimum tax.

                            DIRECTORS AND OFFICERS

   The Directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years, are shown below. The "Fund Complex" consists of one investment company, BNY Hamilton, including 23 series thereunder, and one registered hedge fund called BNY/Ivy Multi-Strategy Hedge Fund LLC.


                                                                         Number of
                                                                       Portfolios and
        Name,         Position(s)   Term of                            other Fundsin
       Address         Held with   Office and                           Fund Complex   Other Directorships
         and              BNY      Length of   Principal Occupation(s)  Overseen by           Held
    Year of Birth      Hamilton   Time Served#   During Last 5 Years      Director         by Director
    -------------     ----------- ------------ ----------------------- -------------- ----------------------

Independent Directors

Edward L. Gardner      Director   Since        Chairman of the Board,        23       Vice Chair, New
One Wall Street        and        May 12, 1995 President and Chief                    York Public Library
New York, NY 10286     Chairman                Executive Officer,                     Conservator's
Year of Birth: 1934                            Industrial Solvents                    Council; Chairman
                                               Corporation, 1981 to                   Emeritus, Big
                                               Present (Petro-                        Brothers/Big Sisters
                                               Chemical Sales).                       of New York City;
                                                                                      Member, Rockefeller
                                                                                      University Council

James E. Quinn         Director   Since        President, Tiffany &          23       Director, Mutual of
One Wall Street                   November 15, Co. (jewelry retail),                  America Capital
New York, NY 10286                1996         January 2003 to                        Management Corp.
Year of Birth: 1952                            Present; Member,                       (investment advisor);
                                               Board of Directors,                    Director, Museum of
                                               Tiffany & Co., 1995 to                 the City of New York
                                               Present; Vice
                                               Chairman, Tiffany &
                                               Co., 1999 to 2003.

Karen R. Osar          Director   Since        Retired; formerly,            23       Director, Sappi Ltd.
One Wall Street                   May 13, 1998 Executive Vice                         (paper products);
New York, NY 10286                             President and Chief                    Director, Innophos
Year of Birth: 1949                            Financial Officer,                     Holdings, Inc. and
                                               Chemtura, Inc.                         Innophos Holdings
                                               (formerly known as                     Investments, Inc.
                                               Crompton Corporation)                  (specialty chemicals);
                                               (chemical                              Director, Webster
                                               manufacturing), 2004                   Financial
                                               to 2007; Senior Vice                   Corporation and
                                               President and Chief                    Webster Bank
                                               Financial Officer,                     (banking)
                                               MeadWestvaco Corp.
                                               (paper packaging),
                                               2002 to 2003; Senior
                                               Vice President and
                                               Chief Financial
                                               Officer, Westvaco
                                               Corp., 1999 to 2002.

                                                                         Number of
                                                                       Portfolios and
       Name,         Position(s)   Term of                             other Fundsin
      Address         Held with   Office and                            Fund Complex   Other Directorships
        and              BNY      Length of   Principal Occupation(s)   Overseen by           Held
   Year of Birth      Hamilton   Time Served#   During Last 5 Years       Director         by Director
   -------------     ----------- ------------ ------------------------ -------------- ----------------------

Kim D. Kelly          Director   Since        Consultant; Director           23       Trustee of Saint
One Wall Street                  August 11,   and Chief Executive                     David's School;
New York, NY 10286               1999         Officer, Arroyo Video                   Director, MCG
Year of Birth: 1956                           (developmental                          Capital Corp.***
                                              software), 2004 to
                                              2005; President, Chief
                                              Operating Officer and
                                              Chief Financial
                                              Officer, Insight
                                              Communications
                                              (cable television), 2000
                                              to 2003.

John Alchin           Director   Since        Retired; Executive             23       Director, Big
One Wall Street                  August 8,    Vice President, Co-                     Brothers/Big Sisters
New York, NY 10286               2001         Chief Financial                         of Southeastern
Year of Birth: 1948                           Officer, Comcast                        Pennsylvania;
                                              Corporation, 1990 to                    Director, Polo Ralph
                                              2007.                                   Lauren Corporation
                                                                                      (retail); Member,
                                                                                      Corporate Executive
                                                                                      Board of Directors of
                                                                                      the Philadelphia
                                                                                      Museum of Art;
                                                                                      Advisory Board
                                                                                      member, Metro
                                                                                      AIDS Neighborhood
                                                                                      Nutrition Alliance.

Interested Director

Newton P.S. Merrill*  Director   Since        Retired, 2003 to               24       Director, Hor,
One Wall Street                  February 12, Present; Senior                         enhanced Strategies
New York, NY 10286               2003         Executive Vice                          Fund; Director, BNY/
Year of Birth: 1939                           President, The Bank of                  Ivy Multi-Strategy
                                              New York, 1994 to                       Hedge Fund LLC;
                                              2003; Chairman and                      Director, National
                                              Director, Ivy Asset                     Integrity Life
                                              Management, 2000 to                     Insurance; Trustee,
                                              2003.                                   Museum of the City
                                                                                      of New York;
                                                                                      Director, Woods
                                                                                      Hole Oceanographic
                                                                                      Institute; Honorary
                                                                                      Trustee, Edwin
                                                                                      Gould Foundation for
                                                                                      Children (non-profit);
                                                                                      Trustee, Connecticut
                                                                                      River Museum.

                                                                            Number of
                                                                          Portfolios and
        Name,                         Term of                             other Fundsin
       Address         Position(s)   Office and                            Fund Complex  Other Directorships
         and          Held with BNY  Length of    Principal Occupation(s)  Overseen by          Held
    Year of Birth       Hamilton    Time Served#    During Last 5 Years      Director        by Director
    -------------     ------------- ------------- ----------------------- -------------- -------------------

Officers

Joseph Murphy          Chief        Since         Managing Director of          --               --
One Wall Street        Executive    May 15,       The Bank of New
New York, NY 10286     Officer,     2007          York**, 1993 to
Year of Birth: 1963    President                  Present;

Ellen Kaltman          Chief        Since         Managing Director,            --               --
One Wall Street        Compliance   August 30,    Compliance, The Bank
New York, NY 10286     Officer      2004          of New York**, 1999
Year of Birth: 1948                               to Present.

Guy Nordahl            Treasurer,   Since         Vice President, The           --               --
One Wall Street        Chief        February 15,  Bank of New York**,
New York, NY 10286     Financial    2005          1999 to Present.
Year of Birth: 1965    Officer and
                       Principal
                       Accounting
                       Officer

Jennifer English       Secretary    Since         Counsel, Legal                --               --
100 Summer Street,                  May 15,       Services, Citi Fund
15th Floor                          2007          Services Ohio, Inc.,
Boston, MA 02110                                  2005 to Present;
Year of Birth: 1972                               Assistant Vice
                                                  President and Assistant
                                                  Counsel, PFPC Inc.,
                                                  2002-2005.

Molly Martin Alvarado  Assistant    Since         Paralegal, Citi Fund          --               --
100 Summer Street,     Secretary    September 20, Services Ohio, Inc.,
15th Floor                          2006          2005 to Present; Blue
Boston, MA 02110                                  Sky Corporate Legal
Year of Birth: 1965                               Assistant, Palmer &
                                                  Dodge LLP, 1999 to
                                                  2005; Business Law
                                                  Legal Assistant
                                                  Coordinator, Palmer &
                                                  Dodge LLP, 2002 to
                                                  2005.

                                                                          Number of
                                                                        Portfolios and
       Name,                        Term of                             other Fundsin
      Address        Position(s)   Office and                            Fund Complex  Other Directorships
        and         Held with BNY  Length of    Principal Occupation(s)  Overseen by          Held
   Year of Birth      Hamilton    Time Served#    During Last 5 Years      Director        by Director
   -------------    ------------- ------------- ----------------------- -------------- -------------------

Wayne Rose           AML          Since          Broker Dealer                --               --
100 Summer Street,   Compliance   September 20,  Compliance Officer,
15th Floor           Officer      2006           Foreside Financial
Boston, MA 02110                                 Group LLC, August
Year of Birth: 1969                              2007 to Present**;
                                                 Broker Dealer
                                                 Compliance Officer,
                                                 BISYS Fund Services
                                                 Ohio, Inc., August
                                                 2003 to August 2007;
                                                 Compliance Officer,
                                                 JPMorgan Invest, LLC,
                                                 January 2003 to
                                                 August 2003;
                                                 Brokerage Legal
                                                 Product Manager,
                                                 Fidelity Investments,
                                                 September 2000 to
                                                 December 2002.

--------
# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason of his ownership of securities of the parent company of The Bank of New York, the Funds' Advisor.

** This position is held with an affiliated person (as defined in the 1940 Act) of BNY Hamilton or an affiliated person of the principal underwriter of BNY Hamilton.

***Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of
   Section 15(d) of the Securities Exchange Act of 1934 or registered as an investment company under the 1940 Act.

Responsibilities of the Board of Directors

   The business and affairs of BNY Hamilton are managed under the direction of the Board of Directors. Accordingly, the Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees


   The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner and Quinn and Mmes. Osar and Kelly (chair). The Audit Committee met four times during the fiscal year ended December 31, 2007. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations.

   The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton, and it also has the authority to recommend the removal of any Director from the Board. The Nominating Committee met one time during the fiscal year ended December 31, 2007. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send written recommendations to Mr. Quinn at the address listed for him in the "Director and Officer" table above.

   The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of the Compensation Committee are Messrs. Alchin (chair), Gardner and Quinn and Mmes. Osar and Kelly. The Compensation Committee did not meet during the fiscal year ended December 31, 2007.


Ownership of Shares of BNY Hamilton


   The following tables set forth the ranges of current Directors' beneficial share ownership in the Funds and the aggregate dollar range of their beneficial ownership in all BNY Hamilton series (including series not offered through the Funds' Prospectuses, as well as any other funds in the Fund Complex) as of December 31, 2007.



                                                 Aggregate Dollar Range of
                          Dollar Range of    Equity Securities in All Series of
                        Equity Securities in            BNY Hamilton
Name of Independent       the Funds as of        Overseen by Director as of
Director                 December 31, 2007           December 31, 2007
-------------------     -------------------- ----------------------------------
Edward L. Gardner
  Money Fund...........    Over $100,000               Over $100,000
James E. Quinn
  Money Fund...........  $50,001 - $100,000            Over $100,000
Karen R. Osar
  None.................         None                       None
Kim D. Kelly
  None.................  $50,001 - $100,000            Over $100,000



                                                 Aggregate Dollar Range of
                          Dollar Range of    Equity Securities in All Series of
                        Equity Securities in            BNY Hamilton
Name of Independent       the Funds as of        Overseen by Director as of
Director                 December 31, 2007           December 31, 2007
-------------------     -------------------- ----------------------------------
John R. Alchin
  None.................         None                        None
Newton P.S. Merrill
  Money Fund...........         None                    $1 - $10,000



   As of March 31, 2008, as a group, the Directors and officers of the Funds owned less than 1% of each class of the outstanding shares of each Fund.


Ownership in BNY Hamilton's Advisor or Distributor or Related Companies


   As of December 31, 2007, none of the Independent Directors or their immediate family members owned (beneficially or of record) securities issued by the Funds' Advisor or Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Funds' Advisor or Distributor.


Compensation of Directors and Officers


   During the fiscal year ended December 31, 2007, BNY Hamilton's Directors and officers received a total of $653,000, plus out-of-pocket expenses, from the BNY Hamilton Funds, including the Funds, as compensation for their services as Directors and officers of the BNY Hamilton Funds. More information concerning compensation paid to Directors and officers for the fiscal year ended December 31, 2007 is set forth in the table below. The compensation is allocated to all series of BNY Hamilton and is based on the net assets of each series relative to the aggregate net assets of BNY Hamilton. During the Funds' fiscal year ending December 31, 2007, BNY Hamilton paid each Director annual compensation of $40,000 and per-meeting fees of $4,000 (in-person meetings) and $2,000 (telephonic meetings), plus out-of-pocket expenses. In addition, the Chair of the Board of the Directors receives an additional $20,000 in annual compensation, and the Chair of the Audit Committee receives an additional $5,000 in annual compensation. In addition, the Funds' Chief Compliance Officer is expected to receive total compensation of $150,000 from the Funds. The Directors and officers do not receive pension or retirement benefits from the BNY Hamilton Funds.

   Other than as described above or set forth below, no Director or officer of BNY Hamilton received any direct compensation from BNY Hamilton or the Funds during the fiscal year ended December 31, 2007. The compensation paid by each Fund and all series of BNY Hamilton, and any other funds in the Fund Complex, in the aggregate to each Director and officer of BNY Hamilton for the fiscal year ending December 31, 2007 is set forth below. In addition, there were three special meetings which took place in 2007. The per-meeting fees for these three meetings were paid for by either the Advisor or Distributor.



                                                                                             Ellen
                         Edward L.                                                 Newton   Kaltman,
                         Gardner,  James E. Karen R.  Kim D.    John     Joseph     P.S.     Chief
                         Director   Quinn,   Osar,    Kelly,  Alchin,  Mauriello, Merrill, Compliance
Name and Position        and Chair Director Director Director Director Director*  Director  Officer
-----------------        --------- -------- -------- -------- -------- ---------- -------- ----------
BNY Hamilton Money
  Fund.................. $  4,418  $ 3,216  $ 3,117  $ 3,728  $ 3,407   $ 1,771   $  3,498  $ 91,729
BNY Hamilton Tax-Exempt
  Money Fund............ $      0  $     0  $     0  $     0  $     0   $     0   $      0  $      0
BNY Hamilton Treasury
  Money Fund............ $  4,418  $ 3,216  $ 3,117  $ 3,728  $ 3,407   $ 1,771   $  3,498  $ 26,388
BNY Hamilton New York
  AMT-Free Municipal
  Money Fund............ $  4,418  $ 3,217  $ 3,117  $ 3,728  $ 3,407   $ 1,770   $  3,497  $  2,351
BNY Hamilton U.S.
  Government Money
  Fund.................. $  4,417  $ 3,217  $ 3,116  $ 3,727  $ 3,406   $ 1,770   $  3,497  $    488
BNY Hamilton 100% U.S.
  Treasury Securities
  Fund.................. $  4,417  $ 3,217  $ 3,116  $ 3,727  $ 3,406   $ 1,770   $  3,497  $    672
Total Compensation from
  BNY Hamilton and Fund
  complex............... $ 96,000  $70,000  $68,000  $81,000  $74,000   $38,000   $ 94,000  $150,000
Meeting Fees Paid by
  Advisor or Distributor $ 12,000  $12,000  $12,000  $12,000  $12,000        --   $ 12,000        --
Total Compensation...... $108,000  $82,000  $80,000  $93,000  $86,000   $38,000   $106,000  $150,000

--------

*  Mr. Mauriello left the Board in July 2007.

   The figures above reflect an estimate of direct compensation to be paid to each Director and the Fund's Chief Compliance Officer for the fiscal year ending December 31, 2007. Actual direct compensation paid to the Directors and the Chief Compliance Officer will vary depending on the net assets of the Fund throughout the fiscal year relative to the net assets of the other series of BNY Hamilton.

   Mr. Merrill's compensation includes $18,000 paid by BNY/Ivy Multi-Strategy Hedge Fund LLC to Mr. Merrill for his services as a Manager of such fund.

   By virtue of the responsibilities assumed by the Advisor, the Administrator, the Sub-Administrator and the Distributor (see "Investment Advisor", "Administrators" and "Distributor"), no Fund has any employees. Except as indicated above with respect to the Chief Compliance Officer, BNY Hamilton's officers are provided for and compensated by The Bank of New York or by Citi Fund Services Ohio, Inc. ("Citi"), and are not compensated by BNY Hamilton or any series thereof, including the Funds, for services provided by the officers to BNY Hamilton and its series. BNY Hamilton's officers conduct and supervise the business operations of each Fund with the oversight of the Board of Directors.

   The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and one of its subsidiaries in the ordinary course of business. As of December 31, 2007, The Bank of New York had extended lines of credit to Comcast Corporation, representing 3.0% of all the lines of credit of such company. As of December 31, 2007, there were no loans outstanding from The Bank of New York to Comcast.

   The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2007, The Bank of New York had extended lines of credit to Tiffany & Co., representing 17.2% of all the lines of credit of such company. As of December 31, 2007, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 0.4% of Tiffany & Co.'s total outstanding debt.


                              INVESTMENT ADVISOR

   The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.


   The Bank of New York is a principal operating subsidiary of The Bank of New York Mellon Corporation, with its principal offices located at One Wall Street, New York, New York 10286. The Bank of New York Mellon Corporation is a global leader in providing a comprehensive array of financial services, including securities servicing, treasury management, asset management and private banking to individuals and institutions in more than 100 markets worldwide.


   Pursuant to the investment advisory agreement between each Fund and The Bank of New York (each, an "Advisory Agreement"), The Bank of New York has been employed by each Fund, subject to the control of the officers and the Directors and to compliance with the objective, policies and limitations set forth in each Fund's Prospectuses and this Statement of Additional Information, to, among other things, manage the investment and reinvestment of the assets of the Fund, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested. Pursuant to the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to, and does, render similar investment advisory services to others. The Bank of New York serves as investment advisor to individual investors, and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage Commissions".

   As compensation for the services rendered by The Bank of New York under each Fund's Advisory Agreement, each Fund has agreed to pay The Bank of New York a fee, which is computed daily and paid monthly, equal to the annual rate of each Fund's average daily net assets set forth in the Fee tables in each Fund's Prospectuses. Each Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.


   In the case of the New York AMT-Free Municipal Money Fund, Tax-Exempt Money Fund, 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, as disclosed in each such Fund's Prospectuses, The Bank of New York has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the total operating expense of each class of shares of the Fund to the amount specified for each class of shares of the Fund in the fee tables in the Fund's Prospectuses. These limitations will be accomplished by waiving all or a portion of its advisory, administrative, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. The Bank of New York may cease these voluntary waivers and/or expense reimbursements at any time. See "Administrators" and "Fund, Shareholder and Other Services" for a discussion of the administrative, accounting, custodial and certain other services provided by The Bank of New York to the Funds.

   Pursuant to the Advisory Agreements, the Funds have paid the following amounts as advisory fees to The Bank of New York during the last three fiscal years:



                                                         2005       2006        2007
                                                      ---------- ----------  ----------
BNY Hamilton Money Fund
Gross Advisory Fees.................................. $6,368,790 $6.086,190  $7,799,610
Fee Waivers/Reimbursements...........................        N/A        N/A         N/A
Net Advisory Fees.................................... $6,368,790 $6,086,190  $7,799,610

BNY Hamilton Treasury Money Fund
Gross Advisory Fees.................................. $2,142.353 $1,758,116  $2,364,264
Fee Waivers/Reimbursements...........................        N/A        N/A         N/A
Net Advisory Fees.................................... $2,142.353 $1,758,116  $2,364,264

BNY Hamilton New York AMT-Free
Municipal Money Fund
Gross Advisory Fees.................................. $  262,637 $  243,798  $  262,966
Fee Waivers/Reimbursements...........................        N/A        N/A         N/A
Net Advisory Fees.................................... $  262,637 $  243,798  $  262,966

BNY Hamilton U.S. Government Money Fund
Gross Advisory Fees..................................        N/A $    7,101* $   49,925
Fee Waivers/Reimbursements...........................        N/A $   42,995* $  201,054
Net Advisory Fees....................................        N/A          0* $        0

BNY Hamilton 100% U.S. Treasury Securities Money Fund
Gross Advisory Fees..................................        N/A $    6,701* $   85,595
Fee Waivers/Reimbursements...........................        N/A $   43.077* $  210,489
Net Advisory Fees....................................        N/A          0* $        0

BNY Hamilton Tax-Exempt Money Fund
Gross Advisory Fees..................................        N/A        N/A         N/A
Fee Waivers/Reimbursements...........................        N/A        N/A         N/A
Net Advisory Fees....................................        N/A        N/A         N/A

--------
* Reflects advisory fees paid for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, it has not yet paid The Bank of New York an advisory fee.

   After the expiration of the initial specified term of each Fund's Advisory Agreement, the Advisory Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Advisor, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each Fund's Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of the Fund's outstanding shares on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

   Gramm-Leach-Bliley Considerations. The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the federal statute commonly referred to as the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

   If The Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into a new investment advisory agreement with another qualified advisor selected by the Directors. In the event The Bank of New York ceases to be the Advisor of the Funds, the right of the Funds to use the identifying name "BNY Hamilton" will be withdrawn and each Fund must change its name within a reasonable period of time after The Bank of New York ceases to be the Advisor.

                                ADMINISTRATORS

   Administrator. The Bank of New York also serves as the Funds' administrator (the "Administrator") pursuant to an administration agreement between BNY Hamilton, with regard to certain of its series, including the Funds, and The Bank of New York (the "Administration Agreement"), and assists generally in supervising the operations of the Funds. The Administrator's offices are located at 101 Barclay Street, New York, NY 10286. Pursuant to the Administration Agreement, subject to the general direction and control of the Directors, the Administrator has agreed to provide administrative services necessary for the operation of the Funds, including, but not limited to, the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for each Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Funds' registration statements and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the SEC and the Funds' shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q, Form N-PX and notices pursuant to Rule 24f-2 under the 1940 Act; prepare work papers supporting the preparation of federal, state and local income tax returns for the Funds for review and approval by the Funds' independent auditors; perform ongoing wash sales review; prepare and file Form 1099s with respect to the Funds' Directors, upon the approval of the Treasurer of BNY Hamilton; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Funds' investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Funds in obtaining fidelity bond and directors and officers/errors and omissions insurance coverage; prepare statistical reports for outside information services (e.g., iMoney Net, ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Funds; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities. Under the Administration Agreement, the

Administrator shall not provide any services relating to (i) the investment advisory functions of the Funds, (ii) the distribution of shares of the Funds or (iii) any functions normally performed by counsel or auditors of the Funds unless acting in that capacity pursuant to another contractual relationship with the Funds.


   The Bank of New York was appointed as the Administrator to the Funds effective June 30, 2005. Prior to June 30, 2005, the Funds' administrator was BNY Hamilton Distributors, LLC, an indirect wholly owned subsidiary of The BISYS Group, Inc. (On August 1, 2007, The BISYS Group, Inc. was purchased by Citigroup, Inc. On that date, BNY Hamilton Distributors was purchased by Foreside Financial Group LLC.) Through June 30, 2004, the Funds paid the former administrator an annual fee, accrued daily and payable monthly, of 0.10% of their respective average daily net assets. Effective July 1, 2004, these fees for the Funds were reduced to 0.09% of the first $3 billion of each Fund's respective average daily net assets and 0.075% of each Fund's respective average daily net assets in excess of $3 billion.

   Effective June 30, 2005, the Funds paid the Administrator compensation at the fixed annual rate of 0.07% of each Fund's respective average daily net assets, plus out-of-pocket expenses incurred by the Administrator in performing its duties under the Administration Agreement. For the Money Fund and the Treasury Money Fund, this administration fee was reduced to a fixed annual rate of 0.05%, effective November 15, 2005; the New York AMT-Free Municipal Money Fund, however, has continued to pay the Administrator compensation at the fixed annual rate of 0.07%. Each of the Funds created after November 15, 2005 (i.e., 100% U.S. Treasury Securities Fund, U.S. Government Money Fund, and Tax-Exempt Money Fund) have paid the Administrator compensation at the fixed annual rate of 0.05% since their inception. Such compensation is accrued daily and paid monthly. In addition, the Funds pay on a quarterly basis to the Administrator a prorated portion of the annual fee of $150,000 charged to BNY Hamilton as compensation for the provision of the Chief Compliance Officer and related staff, facilities and expenses to BNY Hamilton.

   Pursuant to the Administration Agreement, the Funds have paid the following amounts as administration fees to the Administrator (or former administrator)* during the last three fiscal years:



                                                      2005*        2006        2007
                                                    ---------- ----------   ----------
BNY Hamilton Money Fund............................ $4,938,923 $4,347,278   $5,571,150
BNY Hamilton Treasury Money Fund................... $1,719,609 $1,255,797   $1,688,760
BNY Hamilton New York AMT-Free Municipal Money Fund $  214,008 $  170,659   $  184,076
BNY Hamilton U.S. Government Money Fund............        N/A $    4,438** $   31,203
BNY Hamilton 100% U.S. Treasury Securities Fund....        N/A $    4,188** $   53,497
BNY Hamilton Tax-Exempt Money Fund***..............        N/A        N/A          N/A

--------

* The amounts set forth in this table reflect fees received by BNY Hamilton Distributors, LLC, the former administrator to the Funds, for periods prior to June 30, 2005.


** Reflects administration fees paid for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

***The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, it has not yet paid the Administrator an administration fee.

   There were no waivers of administration fees paid by the Funds during any of the last three fiscal years shown in the table above.

   The Administration Agreement between BNY Hamilton and the Administrator may be renewed or amended by the Directors without a shareholder vote, but only by a written agreement of BNY Hamilton and the Administrator. The Administration Agreement shall continue until terminated by either the Administrator giving to the Fund, or the Fund giving to the Administrator, a notice in writing specifying the date of such termination, which date shall not be less than 90 days after the date that the notice was given.

   Sub-Administrator. The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, the Administrator entered an agreement appointing Citi (the "Sub-Administration Agreement") as sub-administrator (the "Sub-Administrator"). Prior to August 1, 2007, Citi was known as BISYS Fund Services Ohio, Inc. and was owned by The BISYS Group, Inc. On August 1, 2007, The BISYS Group, Inc. was acquired by Citigroup, Inc., and BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219. Under the Sub-Administration Agreement, Citi performs the following administrative functions in its role as Sub-Administrator: provides compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton's transfer agent, oversight of annual anti-money laundering review, and support for legal administration services as requested; reviews daily and monthly Compliance Management Reports; tests conformity of compliance restrictions and limitations within the then-current registration statement, and annually conducts an independent review of the Compliance Matrix against the investment policies and other stated policies in the Funds' registration statement; reviews at least annually the Pre-Trade System and Procedures for Manual Tests of the Investment Advisor(s); conduct semi-annual compliance training for Fund portfolio managers; provides ongoing consulting to assist the Administrator with any compliance questions or issues; supports the Administrator's preparation of
(i) the annual update to the Funds' registration statement, (ii) other amendments to the Funds' registration statement and supplements to Prospectuses and Statement of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and files any of the foregoing with the SEC upon the request of BNY Hamilton; prepares such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitors the sale of shares for compliance with state securities laws, and files with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Funds and their shares with state securities authorities; coordinates the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinates the solicitation and tabulation of proxies (including any annual meeting of shareholders); assists with the design, development, and operation of the Funds, including new classes, investment objectives, policies and structure, and provides consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of Funds; obtains and maintains fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and files fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintains corporate records on behalf of BNY Hamilton; manages the preparation process for Board meetings by
(i) coordinating Board book preparation, production and distribution,
(ii) preparing Board meeting and committee meeting agendas, resolutions and minutes, (iii) preparing the relevant sections of the Board materials required to be prepared by Citi, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of Rule 12b-1 plans and related matters, (v) attending Board meetings and recording the minutes, and (vi) performing such other Board meeting functions as agreed in writing; reviews proxy statements prepared by counsel; and provides officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002.

   For services provided under the Sub-Administration Agreement, the Administrator has agreed to pay the Sub-Administrator annual compensation equal to: (A) an accounting fee of $60,000 per BNY Hamilton series for which it provides sub-administrative services, including the Funds, plus (B) 25% of the difference between (i) the aggregate administration fee payable to the Administrator under the Administration Agreement and (ii) the amount set forth in clause (A) above. Prior to June 30, 2005, BNY Hamilton Distributors, LLC, a subsidiary of The BISYS Group, Inc., served as administrator to the Funds, as described above. Citi was appointed as Sub-Administrator to the Funds, effective June 30, 2005, in connection with the appointment of The Bank of New York as the Administrator to the Funds. Therefore, for periods prior to June 30, 2005, Citi did not receive sub-administration fees from The Bank of New York, but as described above, BNY Hamilton Distributors, LLC received administration fees from the Funds for its services as administrator to the Funds.

   The Sub-Administrator is not an affiliated person of the Administrator (as defined in the 1940 Act). As described below, the Sub-Administrator also serves as the transfer agent to the Funds.

   Cash Management and Related Services. The Bank of New York also provides certain cash management and related services to the Funds pursuant to a Cash Management and Related Services Agreement with BNY Hamilton, on behalf of the Funds. For those services, each Fund pays The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Cash Management and Related Services Agreement.


   Pursuant to the Cash Management and Related Services Agreement, the Funds have paid the following amounts to The Bank of New during the last three fiscal years:



                                                      2005     2006     2007
                                                     ------- --------  -------
 BNY Hamilton Money Fund............................ $88,648 $104,462  $32,919
 BNY Hamilton Treasury Money Fund................... $29,315 $ 30,013  $10,299
 BNY Hamilton New York AMT-Free Municipal Money Fund $ 3,464 $  2,884  $   784
 BNY Hamilton U.S. Government Money Fund............     N/A $    105* $   193
 BNY Hamilton 100% U.S. Treasury Securities Fund....     N/A $     99* $   306
 BNY Hamilton Tax-Exempt Money Fund**...............     N/A      N/A      N/A

--------
* Reflects fees paid for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006 under the Cash Management and Related Services Agreement.

** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, it has not yet paid The Bank of New York any fees under the Cash Management and Related Services Agreement.

                                  DISTRIBUTOR


   BNY Hamilton Distributors, LLC, 100 Summer Street, Boston, Massachusetts 02110, an indirect wholly-owned subsidiary of Foreside Financial Group LLC, acts as each Fund's exclusive distributor (the "Distributor") and holds itself available to receive purchase orders for Fund shares pursuant to a distribution agreement between BNY Hamilton and the Distributor (the "Distribution Agreement"). Prior to August 1, 2007, the Distributor was a wholly-owned subsidiary of The BISYS Group, Inc. After the expiration of the initial two-year period specified in the Distribution Agreement, continuation of the Distribution Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of each Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the Distributor, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers." The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Funds.


   Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor may enter into dealer agreements and other selling agreements with broker dealers and other intermediaries provided that BNY Hamilton shall approve the forms of such agreements and the Distributor shall have no obligation to make any payments to any third parties, whether as finder's fees, compensation or otherwise, unless the Distributor has received a corresponding payment from the applicable BNY Hamilton Fund's 12b-1 Plan (as defined below), the Advisor or another source as may be permitted by applicable law.


   Pursuant to the Distribution Agreement, the Distributor receives payments from the BNY Hamilton Funds for distribution activities permitted and authorized under the 12b-1 Plan, which has been adopted with respect to certain classes of shares of the Funds (as described below). In addition, the Distributor has entered into an agreement with the Advisor pursuant to which the Advisor from its own resources pays certain amounts to the Distributor in consideration of the services performed by the Distributor under the Distribution Services

Agreement. This includes payments made in consideration of services performed under the Distribution Agreement relating to share classes of the Funds that have not adopted a 12b-1 Plan (i.e., Institutional Shares, Hamilton Shares, Agency Shares, and Premier Shares of the Funds).

   Rule 12b-1 Plan. Pursuant to Rule 12b-1 under the 1940 Act (the "Rule"), the Directors have adopted a distribution plan ("12b-1 Plan") with respect to the Classic Shares of the Money Fund, New York AMT-Free Municipal Money Fund and the Treasury Money Fund. Before February 13, 2008, when those share classes were eliminated, the 12b-1 Plan also applied to Classic Shares of the U.S. Government Money Fund and the 100% U.S. Treasury Securities Money Fund and to Retail Shares of the Money Fund, Treasury Money Fund and Tax-Exempt Money Fund. The Rule requires that a registered open-end management company wishing to act as a distributor of securities implement a written plan describing all material aspects of the distribution. The purpose of the 12b-1 Plan is to create incentives for the Distributor and other qualified broker-dealers to provide distribution assistance to their customers who are or may become investors in the Classic Shares or Retail Shares of the applicable Funds, and to defray the costs and expenses associated with the preparation, printing and distribution of prospectuses and sales literature, advertising, marketing and other promotional and distribution activities. Anticipated benefits to the Funds that may result from the adoption of the 12b-1 Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other BNY Hamilton Funds that may not pay a Rule 12b-1 fee.

   The 12b-1 Plan permits the Classic Shares of the respective Funds to reimburse the Distributor for distribution expenses incurred by the Distributor in respect of such classes at a rate which shall not exceed 0.25% per annum of average daily net assets of Classic Shares. (Before this share class was eliminated on February 13, 2008, the 12b-1 Plan permitted Retail Shares to reimburse an amount up to 0.50% per annum of average daily net assets of Retail Shares.) The applicable amounts are calculated and accrued daily and paid monthly or at such other intervals as the Directors and the Distributor may agree. Distribution expenses reimbursable under the 12b-1 Plan include, but are not limited to, fees paid to qualified broker-dealers and financial institutions selected by the Distributor for performance of distribution activities, telemarketing expenses, advertising costs, printing costs, and the costs of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Classic Shares (or prior to February 13, 2008, Retail Shares), as applicable. The Classic Shares (or prior to
February 13, 2008, Retail Shares) of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Classic Shares (or prior to February 13, 2008, Retail Shares) of the related Fund as the SEC construes such term under the Rule. If expenses reimbursable under the 12b-1 Plan in any given month exceed 0.25% per annum of average daily net assets of Classic Shares (or prior to February 13, 2008, 0.50% per annum of average daily net assets of Retail Shares), they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Classic Shares (or prior to February 13, 2008, Retail Shares) of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursable expenses that are accrued but unpaid under the 12b-1 Plan, nor will any expense be carried forward past the fiscal year in which it is accrued.


   Payments for distribution expenses under the 12b-1 Plan are subject to the conditions imposed by the Rule. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Rule 12b-1 Directors"). In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be selected and nominated by the non-interested Directors. The 12b-1 Plan will continue in full force from year to year, provided that it is approved at least annually by a majority of the Directors and a majority of the Rule 12b-1 Directors. The 12b-1 Plan may be terminated at any time by a vote of the majority of the Rule 12b-1 Directors. In addition, the shareholders of the Classic and Retail Shares of a Fund may terminate the Rule 12b-1 Plan with respect to the applicable class by a vote of a majority of the outstanding voting securities of that class.


   The table below sets forth the 12b-1 fees that the Classic and Retail Shares of the Funds paid to the Distributor during the fiscal year ended December 31, 2007. With respect to each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries, (iv) forwarding shareholder communications from the Fund to customers, and (v) such similar or related services as the Distributor may request.



                                                                     12b-1 Fees
                                                    Gross Amount   Returned to the    Amount
                                                    Received by       Funds by     Retained by
Fund/Class                                          Distributor      Distributor   Distributor+
----------                                          ------------   --------------- ------------
BNY Hamilton Money Fund
Classic Shares.....................................  $1,975,494       $      0      $1,975,494
Retail Shares......................................  $       79*      $      0*     $       79*
BNY Hamilton Treasury Money Fund
Classic Shares.....................................  $  823,995       $(12,457)     $  811,538
Retail Shares......................................         N/A*           N/A*            N/A*
BNY Hamilton New York AMT-Free Municipal Money Fund
Classic Shares.....................................  $   69,629       $      0      $   69,629
BNY Hamilton U.S. Government Money Fund
Classic Shares.....................................         N/A**          N/A**           N/A**
BNY Hamilton 100% U.S. Treasury Securities Fund
Classic Shares.....................................  $   39,998       $      0      $   39,998
BNY Hamilton Tax-Exempt Money Fund
Classic Shares.....................................         N/A***         N/A***          N/A***
Retail Shares......................................         N/A***         N/A***          N/A***

--------
+ Retained by Distributor and utilized for approved distribution-related expenditures as described above.

* The Retail Shares of the Money Fund and Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any 12b-1 fees.

** The Classic Shares of the U.S. Government Money Fund and the 100% U.S.
   Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any 12b-1 fees.

***The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, its Classic Shares and Retail Shares have not yet paid any 12b-1 fees.

                     FUND, SHAREHOLDER AND OTHER SERVICES.


   Transfer Agent and Dividend Disbursing Agent. Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent for the Funds. As transfer agent, Citi is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. Citi is also the dividend disbursing agent for the Funds.

   Shareholder Servicing Organizations. BNY Hamilton has adopted an Amended and Restated Shareholder Servicing Plan in respect of the Funds and share classes set forth in the table below (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, financial institutions and other organizations ("Service Organizations"), which may include The Bank of New York and its affiliates, may agree to provide (or cause others to provide) any combination of the shareholder support services and other related services and administrative assistance described below to their customers who may beneficially own Retail Shares (prior to February 13, 2008), Classic Shares, Premier Shares, Agency Shares and/or Hamilton Shares of the Funds. The Funds have not adopted a shareholder servicing plan with respect to their Institutional Shares.


   Shareholder support services include: (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares;
(e) verifying shareholder requests for changes to account information;
(f) handling correspondence from shareholders about their accounts;
(g) assisting in establishing and maintaining shareholder accounts; and
(h) providing other shareholder services as a Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

   Other related services and administrative assistance include:
(a) aggregating and processing purchase and redemption orders for shares;
(b) providing shareholders with periodic account statements showing their purchases, sales, and positions in the Funds; (c) processing dividend payments for the Funds; (d) providing sub-accounting services to the Funds for shares held for the benefit of shareholders; (e) forwarding communications from the Funds to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and Statements of Additional Information; (f) receiving, tabulating and transmitting proxies executed by Fund shareholders;
(g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (i) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with shareholders; (j) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (k) developing and maintaining check writing functionality.

   Pursuant to the Shareholder Servicing Plan, the Funds may pay a Service Organization the annual shareholder servicing fees in respect of the following classes at the specified rates:


Fund                                                        Class
----------------------------------------------------------------------------------
                                           Retail  Classic Premier Agency Hamilton
                                           Shares* Shares  Shares  Shares  Shares
----------------------------------------------------------------------------------
BNY Hamilton New York AMT-Free
  Municipal Money Fund                       N/A    0.25%   0.25%    N/A     N/A
----------------------------------------------------------------------------------
BNY Hamilton Money Fund                     0.30%   0.30%   0.30%   0.15%   0.05%
----------------------------------------------------------------------------------
BNY Hamilton Treasury Money Fund            0.30%   0.30%   0.30%   0.15%   0.05%
----------------------------------------------------------------------------------
BNY Hamilton U.S. Government Money Fund      N/A    0.30%*  0.30%   0.15%   0.05%
----------------------------------------------------------------------------------
BNY Hamilton 100% U.S. Treasury Money Fund   N/A    0.30%*  0.30%   0.15%   0.05%
----------------------------------------------------------------------------------
BNY Hamilton Tax-Exempt Money Fund          0.30%   0.30%   0.30%   0.15%   0.05%

--------

* Effective as of February 13, 2008, the Retail Shares and the Classic Shares of the U.S. Government Money Fund and 100% U.S. Treasury Securities Money Fund were eliminated.

   In each case, such fee is accrued daily and payable monthly, based on the average daily net assets of Fund shares owned by or for shareholders by that Service Organization. These fees, or portions thereof paid to Service Organizations, may constitute "service fees" (as defined by the National Association of Securities Dealers, Inc. ("NASD")) and shall not exceed 0.25% of the average daily net assets attributable to the applicable share class of a Fund (or such other maximum amount then permitted by the NASD as a "service fee").


   As of the date of this Statement of Additional Information, the Funds have entered into shareholder servicing agreements with the following Service
Organizations: The Bank of New York, Citi Fund Services Ohio, Inc., Citi Fund Services, Inc., Pershing (an affiliate of The Bank of New York), Presbyterian Church (USA) Foundation, and Van Eck Securities Corp., pursuant to which those Service Organizations provide the services described above to their customers who beneficially own Retail Shares, Classic Shares, Premier Shares, Agency Shares and/or Hamilton Shares of the applicable Funds in exchange for the shareholder servicing fees described above. Other than the Service Organizations listed above, the Funds have not paid shareholder servicing fees under the Shareholder Servicing Plan to any organization during the past three years.

   Pursuant to the Shareholder Servicing Plan and shareholder servicing agreements with The Bank of New York and its affiliates, the Retail Shares, Classic Shares, Premier Shares, Agency Shares and Hamilton Shares of the Funds have paid the following amounts as shareholder servicing fees to The Bank of New York and its affiliates during the last three fiscal years:



                                                          2005           2006          2007
                                                      ----------    ----------     ----------
BNY Hamilton Money Fund
   Retail Shares.....................................        N/A*          N/A*    $       47
   Classic Shares.................................... $2,663,334    $3,739,807     $2,301,317
   Premier Shares.................................... $5,352,103    $7,683,157     $9,120,603
   Agency Shares.....................................        N/A    $   10,227**   $  312,570
   Hamilton Shares................................... $  302,161    $2,283,857     $2,281,068

BNY Hamilton Treasury Money Fund
   Retail Shares.....................................        N/A*          N/A*           N/A*
   Classic Shares.................................... $  761,709    $1,098,394     $  905,215
   Premier Shares.................................... $4,052,171    $4,946,899     $5,687,618
   Agency Shares.....................................        N/A    $    1,085**   $   57,526
   Hamilton Shares................................... $   25,398    $  227,360     $  396,149

BNY Hamilton New York AMT-Free Municipal Money Fund
   Classic Shares.................................... $   28,901    $   42,973     $   69,629
   Premier Shares.................................... $  456,125    $  379,762     $  409,197

BNY Hamilton U.S. Government Money Fund..............
   Classic Shares....................................        N/A***        N/A***         N/A***
   Premier Shares....................................        N/A    $    1,508**** $   30,798
   Agency Shares.....................................        N/A***        N/A***         N/A***
   Hamilton Shares...................................        N/A***        N/A***  $       51

BNY Hamilton 100% U.S. Treasury Securities Money Fund
   Classic Shares....................................        N/A***        N/A***  $   47,997
   Premier Shares....................................        N/A    $        7**** $   71,881
   Agency Shares.....................................        N/A***        N/A***         N/A***
   Hamilton Shares...................................        N/A***        N/A***  $    2,000

                                                     2005 2006 2007
                                                     ---- ---- ----

             BNY Hamilton Tax-Exempt Money Fund*****
                Retail Shares....................... N/A  N/A  N/A
                Classic Shares...................... N/A  N/A  N/A
                Premier Shares...................... N/A  N/A  N/A
                Agency Shares....................... N/A  N/A  N/A
                Hamilton Shares..................... N/A  N/A  N/A

--------
* The Retail Shares of the Money Fund and Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

** The Agency Shares of the Money Fund and Treasury Money Fund commenced operations on July 12, 2006 and November 9, 2006, respectively. Accordingly, the amounts set forth in the table above reflect shareholder servicing fees paid by the Agency Shares of the Money Fund for the period from July 12, 2006 to December 31, 2006 and of the Treasury Money Fund for the period from November 9, 2006 to December 31, 2006.

*** The Classic, Agency and Hamilton Shares of the U.S Government Money Fund and 100% U.S. Treasury Securities Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

**** Reflects shareholder servicing fees paid by the Premier Shares of the Fund for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

*****The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, none of its classes have yet paid any shareholder servicing fees.


   Pursuant to the Shareholder Servicing Plan and a shareholder servicing agreement with Citi Fund Services, Inc. (formerly known as BISYS Fund Services, L.P.) and the Distributor, the Retail Shares, Classic Shares, Premier Shares, Agency Shares and Hamilton Shares of the Funds have paid the following amounts as shareholder servicing fees to Citi Fund Services, Inc. during the last three fiscal years:+



                                                       2005     2006     2007
                                                     -------  -------   -------
 BNY Hamilton Money Fund
    Retail Shares...................................     N/A*     N/A*  $     0
    Classic Shares.................................. $11,538  $11,638   $10,862
    Premier Shares.................................. $     0  $     0   $     0
    Agency Shares...................................     N/A  $     0** $     0
    Hamilton Shares................................. $     0  $     0   $     0

 BNY Hamilton Treasury Money Fund...................
    Retail Shares...................................     N/A*     N/A*  $     0
    Classic Shares.................................. $ 7,870  $11,923   $19,971
    Premier Shares.................................. $     0  $     0   $     0
    Agency Shares...................................     N/A  $     0** $     0
    Hamilton Shares................................. $     0  $     0   $     0

 BNY Hamilton New York AMT-Free Municipal Money Fund
    Classic Shares.................................. $     0  $     0   $     0
    Premier Shares.................................. $     0  $     0   $     0

                                                        2005    2006    2007
                                                       ----   ----     ----
 BNY Hamilton U.S. Government Money Fund
    Classic Shares.................................... N/A***  N/A***   N/A***
    Premier Shares.................................... N/A    $  0**** $  0
    Agency Shares..................................... N/A***  N/A***   N/A***
    Hamilton Shares................................... N/A***  N/A***   N/A***

 BNY Hamilton 100% U.S. Treasury Securities Money Fund
    Classic Shares.................................... N/A***  N/A***   N/A***
    Premier Shares.................................... N/A    $  0**** $  0
    Agency Shares..................................... N/A***  N/A***   N/A***
    Hamilton Shares................................... N/A***  N/A***   N/A***

 BNY Hamilton Tax-Exempt Money Fund*****
    Retail Shares..................................... N/A     N/A      N/A
    Classic Shares.................................... N/A     N/A      N/A
    Premier Shares.................................... N/A     N/A      N/A
    Agency Shares..................................... N/A     N/A      N/A
    Hamilton Shares................................... N/A     N/A      N/A

--------

+ The Distributor does not receive any shareholder servicing fees under the Funds' shareholder servicing agreement with Citi Fund Services, Inc. and the Distributor.


* The Retail Shares of the Money Fund and Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

** The Agency Shares of the Money Fund and Treasury Money Fund commenced operations on July 12, 2006 and November 9, 2006, respectively. Accordingly, the amounts set forth in the table above reflect shareholder servicing fees paid by the Agency Shares of the Money Fund for the period from July 12, 2006 to December 31, 2006 and of the Treasury Money Fund for the period from November 9, 2006 to December 31, 2006.

*** The Classic, Agency and Hamilton Shares of the U.S Government Money Fund and 100% U.S. Treasury Securities Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

**** Reflects shareholder servicing fees paid by the Premier Shares of the Fund for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

*****The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, none of its classes have yet paid any shareholder servicing fees.


   Pursuant to the Shareholder Servicing Plan and the shareholder servicing agreements with each Service Organization listed above (other than The Bank of New York and its affiliates and Citi Fund Services, Inc.), the Retail Shares, Classic Shares, Premier Shares, Agency Shares and Hamilton Shares of the Funds have paid the following amounts as shareholder servicing fees to the Service Organizations listed above (other than The Bank of New York and its affiliates and Citi Fund Services, Inc.) during the last three fiscal years:



                                                2005     2006     2007
                                              -------  -------   -------
BNY Hamilton Money Fund
   Retail Shares.............................     N/A*     N/A*  $     0
   Classic Shares............................ $26,508  $35,726   $58,414
   Premier Shares............................ $     0  $     0   $     0
   Agency Shares.............................     N/A  $     0** $     0
   Hamilton Shares........................... $     0  $     0   $     0

                                                 2005       2006        2007
                                              -------    -------     -------
BNY Hamilton Treasury Money Fund
   Retail Shares.............................     N/A*       N/A*    $     0
   Classic Shares............................ $59,303    $67,883     $63,609
   Premier Shares............................ $     0    $     0     $     0
   Agency Shares.............................     N/A    $     0**   $     0
   Hamilton Shares........................... $     0    $     0     $     0

BNY Hamilton New York AMT-Free Municipal
  Money Fund
   Classic Shares............................ $     0    $     0     $     0
   Premier Shares............................ $     0    $     0     $     0

BNY Hamilton U.S. Government Money Fund
   Classic Shares............................     N/A        N/A***      N/A***
   Premier Shares............................     N/A    $     0**** $     0
   Agency Shares.............................     N/A***     N/A***      N/A
   Hamilton Shares...........................     N/A***     N/A***      N/A

BNY Hamilton 100% U.S. Treasury Securities
  Money Fund
   Classic Shares............................     N/A***     N/A***  $     0
   Premier Shares............................     N/A    $     0**** $     0
   Agency Shares.............................     N/A***     N/A***      N/A
   Hamilton Shares...........................     N/A***     N/A***  $     0

BNY Hamilton Tax-Exempt Money Fund*****
   Retail Shares.............................     N/A        N/A         N/A
   Classic Shares............................     N/A        N/A         N/A
   Premier Shares............................     N/A        N/A         N/A
   Agency Shares.............................     N/A        N/A         N/A
   Hamilton Shares...........................     N/A        N/A         N/A

--------
* The Retail Shares of the Money Fund and Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

** The Agency Shares of the Money Fund and Treasury Money Fund commenced operations on July 12, 2006 and November 9, 2006, respectively. Accordingly, the amounts set forth in the table above reflect shareholder servicing fees paid by the Agency Shares of the Money Fund for the period from July 12, 2006 to December 31, 2006 and of the Treasury Money Fund for the period from November 9, 2006 to December 31, 2006.

*** The Classic, Agency and Hamilton Shares of the U.S Government Money Fund and 100% U.S. Treasury Securities Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

**** Reflects shareholder servicing fees paid by the Premier Shares of the Fund for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

*****The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, none of its classes have yet paid any shareholder servicing fees.

   In addition, the Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers who are shareholders of the Fund. These administrative services include: maintaining a master account with the Funds' transfer agent on behalf of client customers and maintaining records with respect to shares purchased and redeemed and share balances; disbursing or crediting redemption and/or dividend proceeds to clients; preparing client account statements; transmitting proxy materials, financial reports and other information required to be sent to shareholders under the federal securities laws deemed by the Funds to be necessary and proper for receipt by all Fund beneficial shareholders; and transmitting purchase and redemption orders on behalf of clients. As of the date of this Statement of Additional Information, the Advisor has in place arrangements to make such additional payments to the following companies and/or their affiliates: Brown Brothers Harriman & Co., Charles Schwab & Co., Inc., Chicago Mercantile Exchange Holdings, Inc., JPMorgan Chase & Co., Putnam Investments, The Vanguard Group, SunGard, and Wachovia Corporation. Additional firms may be added to this list from time to time. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15% per annum; however, with respect to Wachovia Corporation and its subsidiaries serving as record keeper to the Advisor's retirement plans, such percentage will not exceed 0.55% per annum. These payments may be material to dealers or other shareholders servicing agents relative to other compensation paid by the Funds and/or the Advisor or the Distributor and their affiliates and may be in addition to any distribution fees and sales charges received with respect to the Funds.

   Custodian and Fund Accounting Agent. The Bank of New York, One Wall Street, New York, New York 10286, serves as the Custodian and fund accounting agent for each Fund pursuant to a custody agreement and fund accounting agreement, each between BNY Hamilton, on behalf of the Funds, and The Bank of New York (the "Custody Agreement" and "Fund Accounting Agreement," respectively), and is responsible for, among other things, holding portfolio securities and cash of the Funds, computing the net asset value of the shares of each Fund, and maintaining the books of account and records of portfolio transactions.

   For custodian services, each Fund pays to The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Custody Agreement. The Bank of New York does not receive any additional fees or other compensation from the Funds for services provided as fund accounting agent to the Funds.


   Pursuant to the Custody Agreement, the Funds have paid the following amounts to The Bank of New York during the last three fiscal years:



                                                     2005     2006      2007
                                                   -------- --------  --------
BNY Hamilton Money Fund........................... $368,767 $542,197  $532,907
BNY Hamilton Treasury Money Fund.................. $136,419 $163,651  $159,689
BNY Hamilton New York AMT-Free Municipal Money
  Fund............................................ $ 24,251 $ 30,436  $  8,612
BNY Hamilton U.S. Government Money Fund...........   N/A    $  2,094* $ 17,337
BNY Hamilton 100% U.S. Treasury Securities Fund...   N/A    $    287* $ 13,157
BNY Hamilton Tax-Exempt Money Fund**..............   N/A       N/A      N/A

--------
* Reflects fees paid for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006 under the Custody Agreement.

** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, it has not yet paid The Bank of New York any fees under the Custody Agreement.

   Securities Lending Agent. The Bank of New York, One Wall Street, New York, New York 10286, acts as securities lending agent for Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund pursuant to a securities lending agreement and guaranty between BNY Hamilton, on behalf of those Funds, and The Bank of New York (the "Securities Lending Agreement"). For the securities lending services it performs, The Bank of New York is entitled to a fee from the Funds for each month during the term of the Securities Lending Agreement equal to 0.07% of the weighted average daily market value of the Funds' securities loaned during the preceding calendar month. The Securities Lending Agreement may be terminated at any time by The Bank of New York or the Funds upon at least 45 days' prior written notice.

   Independent Public Accounting Firm. Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is the registered independent public accounting firm of the Funds for the fiscal year ended December 31, 2007. The independent auditors of the Funds must be approved annually by the Audit Committee and the Board. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.


                                CODE OF ETHICS

   BNY Hamilton, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent its personnel from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

                             PROXY VOTING POLICIES


   The Funds have delegated the responsibility to vote proxies related to Fund portfolio securities to the Advisor. The Board of Directors has reviewed and approved the proxy voting policies and procedures that the Advisor follows when voting proxies on behalf of the Funds. The Advisor, through its participation on The Bank of New York Mellon Corporation's ("BNY Mellon's") Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

   The Advisor recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

   The Advisor seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the Advisor and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the BNY Hamilton Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

   All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or the Advisor's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Advisor weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Advisor seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

   When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

   On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

   In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.


   Information on how the Funds have voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov no later than August 31 of each year.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

   Each Fund views information about portfolio holdings as sensitive and, pursuant to a policy governing the disclosure of the Funds' portfolio holdings, limits the dissemination of material non-public holdings information to circumstances in accordance with the guidelines outlined below. The Board of Directors has approved this policy and will be asked to approve any material amendments to this policy.

   1. Each Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on BNY Hamilton's website (http://www.bnyhamilton.com) 60 days after its fiscal quarter-end;

   2. Each Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

   3. Each Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

   4. Each Fund will provide material non-public holdings information to third parties that (i) calculate information derived from holdings for use either by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that
(a) holdings information will be kept confidential, (b) no employee shall use the information for his or her personal benefit, (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited;

   5. Except as discussed below, each Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's website (as described in the Funds' Prospectuses); and

   6. Thirty days after the end of each month, the Funds will make publicly available upon request an uncertified, complete schedule of their portfolios. Please contact 1-800-426-9363 to obtain a copy. In order to receive the Funds' schedule, any requesting party shall be required to make such request each time that the requester would like to receive a schedule (i.e., there can be no standing arrangement under which a recipient receives the Funds' schedule whether or not a formal request was made).

   The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

   The entities that may receive the information described in (4) above are:
(i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end);
(ii) Lipper (full holdings quarterly, 25 days after quarter-end; (iii) Thomson Financial (full holdings quarterly, 25 days after quarter-end); (iv) S&P (full holdings of Money Fund, Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund, weekly, six days after the end of the week; full holdings of all Funds, quarterly, 25 days after quarter-end); and (v) Moody's (full holdings of Money Fund, Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund monthly, six days after the end of the week). In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive each Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.


   Employees of The Bank of New York, in its capacity as the Funds' Advisor, and its affiliates, who are access persons under the BNY Hamilton Funds' Code of Ethics, have access to Fund holdings on a regular basis (generally daily, and not subject to any time lag). In addition, The Bank of New York, in its capacity as the Funds' Custodian, Administrator, and securities lending agent; Citi, in its capacity as the Funds' Sub-Administrator, and BNY Hamilton Distributors, LLC, in its capacity as the Fund's Distributor, have access to Fund portfolio holdings on a regular basis (generally daily, and not subject to any time lag). In providing trade execution analysis to the Funds, Abel Noser receives full portfolio holdings information on a quarterly basis one business day after each quarter end. Tait, Weller & Baker LLP ("Tait Weller"), the Fund's independent registered public accounting firm, also receives portfolio holdings information on a periodic basis throughout the Funds' fiscal year as necessary in connection with its provision of services to the Funds. Such information may be provided to Tait Weller as little as one business day after the date of the portfolio holdings information provided. Institutional Shareholder Services, Inc. receives information concerning the Funds' portfolio holdings if and as necessary, and typically not subject to any time lag, in connection with its provision of proxy voting services to the Funds (see "Proxy Voting Policies" above).


   In addition, material non-public holdings information may be provided as part of the normal investment activities of the Funds to: broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Funds or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

   The service providers to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed.

   The Funds may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund. The Funds and The Bank of New York will not provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the BNY Hamilton Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders.

   The CCO will make an annual report to the Fund's Board on the operation and effectiveness of the procedures and will report all approvals of disclosure requests to the Board at its next meeting after such approval.

   To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that
(i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit, (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited.

   In the event portfolio holdings disclosure made pursuant to the Funds' policies and procedures presents a conflict of interest between the Funds' shareholders and The Bank of New York, the Funds' Distributor or any other affiliated person of the Funds, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

   Neither The Bank of New York nor the Funds will receive any compensation or other consideration in connection with the disclosure of Fund portfolio holdings. The Bank of New York and the Funds will not enter into any arrangements with third parties from which they would derive any benefit, monetary or other, for the disclosure of the Funds' material non-public holdings information. If, in the future, The Bank of New York or the Funds desire to make such an arrangement, they would seek prior Board approval and any such arrangements would be disclosed in the Funds' Statement of Additional Information.

   It is understood that the portfolio composition of certain separate accounts managed by The Bank of New York or its affiliates may be similar to the portfolio held by one or more Funds. To the extent that such similarities do exist, the account holders and/or their representatives may obtain some knowledge as to the portfolio holdings of the Funds.

   There is no assurance that the BNY Hamilton Funds' policies on Fund portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                              PURCHASE OF SHARES

   General. Investors may open Fund accounts and purchase shares as described in each Prospectus under "Opening an Account/Purchasing Shares" (or the equivalent heading).

   Purchases In Kind. Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. See "Net Asset Value".

                             REDEMPTION OF SHARES

   General. Investors may redeem shares as described in each Prospectus under "Making Exchanges/Redeeming Shares" (or the equivalent heading). Shareholders redeeming shares of a Fund should be aware that the Funds attempt to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that a Fund will be able to continue to do so and, in that case, the net asset value of a Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. See the applicable Prospectuses and "Net Asset Value" below.

   Redemptions by Telephone. Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

                              EXCHANGE OF SHARES

   Shareholders purchasing shares from a Fund may exchange those shares at the current net asset value per share for other series of BNY Hamilton that have a similar class of shares, in accordance with the terms of the current prospectus of the series for the class being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Funds' Prospectuses. Shares of the series to be acquired are purchased for settlement when the proceeds from redemption become available.

                          DIVIDENDS AND DISTRIBUTIONS

   Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Considerations" (or the equivalent heading) in such Fund's Prospectus.

   Net investment income of each class of shares of each Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued fees and expenses of the relevant Fund applicable to the specific class during that dividend period allocated to each class of shares. See "Net Asset Value" below. Determination of the net investment income for each class of shares for each Fund will be made immediately prior to the time for determination of the Fund's net asset value, as specified under "Distributions and Tax Considerations" (or the equivalent heading) in the relevant Prospectus.

   Dividends on each class of shares of a Fund are determined in the same manner and are paid in the same amount regardless of class, except that Hamilton Shares, Agency Shares, Premier Shares, Classic Shares and Retail Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Fund, Shareholder and Other Services--Shareholder Servicing Organizations" in this Statement of Additional Information and under "Shareholder Servicing Plans" in the applicable Prospectuses of the Funds, and Classic Shares and Retail Shares bear Rule 12b-1 fees. In addition, each class of shares of each Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

                                NET ASSET VALUE

   Each of the Funds will compute its net asset value per share for each of its classes as described under "Daily NAV Calculation" (or the equivalent heading) in the relevant Prospectuses, except that net asset value of any class may not be computed by a Fund on a day in which no orders to purchase or redeem shares of such class have been received by the Fund. The net asset value per share of a Fund's shares of a particular class is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

   Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce that class's net asset value per share. Under certain circumstances, the net asset value per share of classes of shares of the Funds with higher service and/or distribution fees may be lower than the net asset value per share of the classes of shares of those Funds with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees.

   The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares of a Fund. However, no assurances can be given that this goal will be attained. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of a Fund would be able to obtain a somewhat higher yield than would result if the Fund used market valuations to determine its net asset value. The converse may apply in a period of rising interest rates.

   BNY Hamilton's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include calculation by the Funds' Custodian, on a weekly basis or at such other intervals as the Board of Directors may deem appropriate and reasonable in light of current market conditions, of the extent, if any, to which the net asset value per share of a Fund calculated by using available market quotations deviates from $1.00 per share (the "Mark to Market"). In performing the Mark to Market, securities for which market quotations are not readily available and other assets will be valued in accordance with the procedures. The Board of Directors will review at least quarterly the amount of any such deviation and will review, at least annually, the methods used by the Custodian to calculate such deviation, or at such more frequent intervals as the Board considers appropriate and reasonable in light of current market conditions.

   The procedures require that, in the event such deviation equals or exceeds 0.25%, the Advisor shall immediately inform the Board of Directors of the situation and indicate what action, if any, is being taken to limit the deviation and the rationale for such action. In the event of any such deviation with respect to a Fund, the Board of Directors may determine to call a meeting to discuss such deviation and any necessary corrective action. Pursuant to Rule 2a-7, in the event such deviation exceeds 0.5%, the Board of Directors shall promptly consider what action, if any, should be initiated by the Board. In any event where the Board of Directors believes the extent of any deviation from a Fund's $1.00 amortized cost per share may result in material dilution or other unfair results to shareholders, they will take such corrective action, if any, as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. This corrective action may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, redeeming shares in kind, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contributions in these circumstances by his or her investment in the Funds.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

   Investment Decisions and Portfolio Transactions. On behalf of the Funds, the Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

   Investment decisions for the Funds and for the other investment advisory clients of the Advisor are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Advisor. Therefore, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

   On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients, including other BNY Hamilton Funds, to the extent permitted by applicable laws and regulations, the Advisor may, but is not obligated to, aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other customers in order to obtain best execution, including lower transaction costs. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be fair and consistent with the Advisor's fiduciary and other obligations to the Funds.

   Brokerage and Research Services. Fixed income securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealers. In underwritten offerings, securities are purchased by a Fund at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased by a Fund directly from an issuer, in which case no commissions or discounts are paid. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

   In effecting portfolio transactions for the Funds, the Advisor seeks the best execution available. In seeking best execution, the Advisor considers all factors it deems relevant, including, without limitation: the price per unit of the security; the size of the transaction; the nature of the market for the security; the amount of the commission; the execution capability, reliability, responsiveness, reputation and financial condition of the broker-dealer involved in the transaction; and volume discounts offered by the broker-dealer. In addition, the Advisor may consider the type and quality of research services provided by the broker-dealer, as discussed below. Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and the Advisor will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

   Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Funds for such purchases. During the three most recently completed fiscal years, the Funds paid no brokerage commissions. As noted above, however, purchases from underwriters will generally include a commission or discount paid to the underwriter, and purchases from dealers serving as market makers will generally include a profit to the dealers.

   Under the Advisory and Sub-advisory Agreements and in reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined for purposes of Section 28(e)) to the Advisor or the Funds and/or other accounts for which the Advisor exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Advisor determines in good faith that the greater the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to accounts over which it exercises investment discretion. The Advisor periodically reports to the Directors regarding commissions paid by the Funds. The advisory fees paid by the Funds are not reduced because the Advisor receives such services even though the receipt of such services relieves the Advisor from expenses it might otherwise bear. Brokerage and research services provided by broker-dealers chosen by the Advisor to place the Funds' portfolio transactions may be useful to the Advisor in providing services to the Advisor's other clients, although not all of these services may be necessarily useful or of value to the Advisor in managing the Funds. Conversely, brokerage and research services provided to the Advisor by broker-dealers in connection with trades executed on behalf of other clients of the Advisor may be useful to the Advisor in managing the Funds, although not all of these services may be necessarily useful and of value to the Advisor in managing such other clients.

   Brokerage and research services provided by broker-dealers in reliance on the Section 28(e) safe harbor may take various forms, including, among other things, economic statistics and forecasting services, industry and company analyses, portfolio strategy services, and consulting services from economists and political analysts. The Advisor does, from time to time, in reliance on the
Section 28(e) safe harbor, obtain research prepared by the executing broker-dealer (i.e., "proprietary research"), and may execute transactions with broker-dealers for the Funds in order to obtain research products and services from such broker-dealers that are prepared by third parties (i.e., "third-party research"). In the case of third-party research, pursuant to recent SEC staff guidance, the Advisor may agree with broker-dealers effecting trades for the Advisor's accounts, including the Funds' accounts, that a portion of the commissions paid by the accounts will be accrued for subsequent allocation to certain research providers. The Advisor can thereafter request that the broker-dealers make payments from the accrued funds in exchange for certain third-party research.

   Affiliated Brokerage and Other Transactions. Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor may place orders for the purchase and sale of exchange-traded portfolio securities with a broker-dealer that is an affiliate of the Advisor. Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Advisor may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed "usual and customary brokerage commissions." The rules define "usual and customary brokerage commissions" to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." As required by applicable SEC rules, the Directors, including a majority of the Directors who are not "interested persons" of the Funds, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliated brokers are consistent with the foregoing standards.

   During the three most recently completed fiscal years, the Funds paid no brokerage commissions to affiliated brokers.

   In addition, the Funds will not purchase securities during the existence of any underwriting or selling syndicate for such securities of which the Advisor or any of its affiliates is a member, except pursuant to procedures adopted by the Directors, including a majority of the Directors who are not "interested persons" of the Funds, that comply with rules adopted by the SEC and/or with applicable interpretations of the SEC staff.

   Regular Broker-Dealers. The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended December 31, 2007, the name of each such broker or dealer and the value of each Fund's aggregate holdings of the securities of each issuer as of December 31, 2007:



                                                             Aggregate Value of
                                                               Holdings as of
                                                             December 31, 2007
Name of Fund                  Name of Broker or Dealer           (in 000's)
-------------------------------------------------------------------------------
BNY Hamilton Money Fund       Bank of America                    $  190,020
                              Merrill Lynch & Co., Inc.          $  200,000
-                             -------------------------------------------------
BNY Hamilton Treasury Money   Bank of America                    $  500,000
Fund                          Barclays Capital, Inc.             $  400,000
                              Citigroup, Inc.                    $  800,000
                              Deutsche Bank AG                   $  900,000
                              Goldman Sachs Group, Inc.          $1,300,000
-                             -------------------------------------------------
BNY Hamilton New York         None
AMT-Free Municipal Money Fund
-------------------------------------------------------------------------------
BNY Hamilton U.S. Government  Barclays Capital Inc.              $   11,369
Money Fund                    Deutsche Bank AG                   $   12,000
                              Goldman Sachs Group, Inc.          $   11,000
                              Morgan Stanley                     $   12,000
-                             -------------------------------------------------
BNY Hamilton 100% U.S.        None
Treasury Securities Fund
-------------------------------------------------------------------------------
BNY Hamilton Tax-Exempt       None
Money Fund**


                             DESCRIPTION OF SHARES


   BNY Hamilton is a registered, open-end investment company organized as a corporation under the laws of the State of Maryland on May 1, 1992. The fiscal year end of the Funds is December 31. BNY Hamilton operates as an investment company that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of common stock. There are twenty-three series of BNY Hamilton. The Charter currently permits BNY Hamilton to issue 97,800,000,000 shares of common stock, par value $0.001 per share, of which shares of the Money Market Funds have been classified as follows:



                                                               Number of Shares
                                                                  of Common
Name of Series and Classes Thereof                                Allocated
----------------------------------                             ----------------
BNY Hamilton Money Fund
   Institutional Shares.......................................  11,000,000,000
   Hamilton Shares............................................  10,000,000,000
   Agency Shares..............................................   3,000,000,000
   Premier Shares.............................................   7,000,000,000
   Classes Shares.............................................   3,000,000,000
BNY Hamilton Treasury Money Fund
   Institutional Shares.......................................   6,000,000,000
   Hamilton Shares............................................   2,000,000,000
   Agency Shares..............................................   3,000,000,000
   Premier Shares.............................................   3,000,000,000
   Classes Shares.............................................   2,000,000,000

                                                               Number of Shares
                                                                  of Common
Name of Series and Classes Thereof                                Allocated
----------------------------------                             ----------------
BNY Hamilton New York AMT-Free Municipal Money Fund
   Hamilton Shares............................................  2,000,000,000
   Premier Shares.............................................  2,000,000,000
   Classic Shares.............................................  2,000,000,000
BNY Hamilton U.S. Government Money Fund
   Institutional Shares.......................................  4,000,000,000
   Hamilton Shares............................................  2,000,000,000
   Agency Shares..............................................  2,000,000,000
   Premier Shares.............................................  2,000,000,000
BNY Hamilton 100% U.S. Treasury Securities Fund
   Institutional Shares.......................................  4,000,000,000
   Hamilton Shares............................................  2,000,000,000
   Agency Shares..............................................  2,000,000,000
   Premier Shares.............................................  2,000,000,000
BNY Hamilton Tax-Exempt Money Fund
   Institutional Shares.......................................  4,000,000,000
   Hamilton Shares............................................  2,000,000,000
   Agency Shares..............................................  2,000,000,000
   Premier Shares.............................................  2,000,000,000
   Classic Shares.............................................  2,000,000,000


   Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable. For information relating to redemption and exchange rights of the Funds, including redemption of Fund shares at the option of the Funds, see "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Funds' Prospectuses, and "Redemption of Shares" and "Exchange of Shares" in this Statement of Additional Information. Each share of a Fund and class thereof shall have equal rights with respect other shares of that Fund or class with respect to the assets of BNY Hamilton pertaining to that Fund or class. The dividends payable to the holders of any Fund of class thereof (subject to any applicable rule, regulation, or order of the SEC or any other applicable law or regulation) shall be determined by the Board. See "Dividends and Distributions" in this Statement of Additional Information and "Distributions and Tax Considerations" (or the equivalent heading) in the Funds' Prospectuses for more information on the Funds' distribution policies. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.

   All classes of a Fund shall represent the same interest in BNY Hamilton and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of the Fund shall be borne solely by that class. In addition, in certain cases as described below, a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

   The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. On any matter submitted to shareholders, all shares of BNY Hamilton then issued and outstanding and entitled to vote thereon shall be voted in the aggregate and not by Fund or class with certain exceptions. Shareholders of a particular Fund or class of a Fund shall be entitled to vote separately as a Fund or class as to any matter with respect to which a separate vote of any Fund or class of a Fund, as applicable, is required by the 1940 Act or by the Maryland General Corporation Law (e.g., separate voting by a Fund would be required for the approval of an advisory agreement with respect to that Fund and separate voting by a class of a

Fund would be required for the approval of a 12b-1 plan with respect to that class). If permitted by the 1940 Act and Maryland General Corporation Law, the classes of more than one Fund shall vote together as a single class on any such matter that shall have the same effect on each such class. In addition, when the matter does not affect any interest of a particular Fund or class of a Fund, then only shareholders of such other Funds or classes whose interests may be affected shall be entitled to vote thereon.

   Subject to the 1940 Act and Maryland law, Directors are elected to serve indefinite terms. The Directors may set or change the number of directors pursuant to the Bylaws and may fill vacancies on the Board of Directors; provided, however, that immediately after such appointment at least two-thirds of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

   BNY Hamilton, if requested to do so by shareholders entitled to cast not less than 25% of all the votes entitled to be cast as such meeting, will call a special meeting of shareholders for the purpose of voting upon the question of the removal of a Director or Directors and will assist in communications with other shareholders.

   The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that eliminates the personal liability of the Directors to BNY Hamilton or its shareholders for money damage to the maximum extent permitted by law. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the fullest extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Under Maryland law, shareholders of BNY Hamilton are generally not liable for the corporation's debts or obligations.

   The Board of Directors may, without shareholder approval, establish one or more additional separate series of shares of BNY Hamilton or classify shares of a Fund into one or more additional classes.


   As of February 29, 2008, no one shareholder beneficially owned 25% or more of the outstanding shares of a Fund.

   The following table sets forth the name, address and percentage of ownership of each person who is known by BNY Hamilton to own, of record or beneficially, 5% or more of any class of a Fund's outstanding shares as of February 29, 2008:


           Fund/Class             % Ownership Shareholder Name and Address
           ----------             ----------- ----------------------------
   MONEY FUND HAMILTON SHARES        77.82%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

   MONEY FUND HAMILTON SHARES         7.81%   ONE WALL STREET CORPORATION
                                              ATTN JOHNNY MULERO
                                              32 OLD SLIP 15 FL
                                              NEW YORK, NY 10286

           Fund/Class             % Ownership   Shareholder Name and Address
           ----------             ----------- ---------------------------------
   MONEY FUND HAMILTON SHARES         7.55%   BANK OF NEW YORK
                                              GRANGE PRIMARY TRUST
                                              ATTN INSTITUTIONAL TRUST SERVICES
                                              601 TRAVIS 16TH FLOOR
                                              HOUSTON, TX 77002

    MONEY FUND AGENCY SHARES         99.33%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

MONEY FUND INSTITUTIONAL SHARES      99.04%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

   MONEY FUND PREMIER SHARES         96.66%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

   MONEY FUND CLASSIC SHARES          5.59%   BANK OF NEW YORK
                                              LEXINGTON CAPITAL PARTNERS VLP
                                              660 MADISON AVE 23RD FL
                                              NEW YORK, NY 100658444

   MONEY FUND CLASSIC SHARES          5.29%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

  TREASURY MONEY FUND HAMILTON
             SHARES                  92.30%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

  TREASURY MONEY FUND PREMIER
             SHARES                  96.73%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

  TREASURY MONEY FUND CLASSIC
             SHARES                  15.40%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

           Fund/Class             % Ownership  Shareholder Name and Address
           ----------             ----------- ------------------------------
  TREASURY MONEY FUND CLASSIC
             SHARES                   7.01%   THE BANK OF NEW YORK
                                              SOL GOLDMAN INVESTMENTS
                                              640 5/TH/ AVE FL 3
                                              NEW YORK, NY 100196155

  TREASURY MONEY FUND CLASSIC
             SHARES                   6.13%   CITI FUND SERVICES OHIO INC.
                                              FBO THE HEARTLAND SHAREHOLDERS
                                              3435 STELZER ROAD
                                              C/O CITI CORPORATE FINANCE
                                              COLUMBUS, OH 43219

TREASURY MONEY FUND RETAIL SHARES   100.00%   CITI FUND SERVICES
                                              FBO SWEEP CLIENTS
                                              3435 STELZER RD
                                              ATTN SWEEP TEAM
                                              COLUMBUS, OH 43219

TREASURY MONEY FUND AGENCY SHARES   100.00%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

      TREASURY MONEY FUND
      INSTITUTIONAL SHARES           99.58%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

 NEW YORK TAX-EXEMPT MONEY FUND
            CLASSIC                   8.38%   THE BANK OF NEW YORK
                                              SEYMOUR INSURANCE COMPANY
                                              C/O THE DURST ORGANIZATION
                                              1155 AVENUE OF THE AMERICAS
                                              NEW YORK, NY 100362711

 NEW YORK TAX-EXEMPT MONEY FUND
            CLASSIC                   7.56%   THE BANK OF NEW YORK
                                              G F CAPITAL MANAGEMENT &
                                              ADVISORS LLC
                                              767 5TH AVE STE 4600
                                              NEW YORK, NY 10153

 NEW YORK TAX-EXEMPT MONEY FUND
            CLASSIC                   6.60%   THE BANK OF NEW YORK
                                              JERROLD G LEVY
                                              10 FOX RUN
                                              PURCHASE, NY 105771127

           Fund/Class             % Ownership Shareholder Name and Address
           ----------             ----------- -----------------------------
 NEW YORK TAX-EXEMPT MONEY FUND
            CLASSIC                   6.33%   BANK OF NEW YORK
                                              JOHN E BAUMGARDNER
                                              C/O SULLIVAN AND CROMWELL
                                              125 BROAD ST
                                              NEW YORK, NY 10004

 NEW YORK TAX-EXEMPT MONEY FUND
            PREMIER                  73.36%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

 NEW YORK TAX-EXEMPT MONEY FUND               PERSHING LLC FOR EXCLUSIVE
            PREMIER                  22.06%   BENEFIT OF
                                              BNY HAMILTON MONEY FUND CUST
                                              ACCTS
                                              1 PERSHING PLAZA 9TH FLOOR
                                              ATTN CASH MANAGEMENT
                                              JERSEY CITY, NJ 073990002

 NEW YORK TAX-EXEMPT MONEY FUND
            HAMILTON                 44.12%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

 NEW YORK TAX-EXEMPT MONEY FUND
            HAMILTON                 23.67%   THE BANK OF NEW YORK
                                              JOSHUA MUSS
                                              MUSS DEVELOPMENT
                                              118-35 QUEENS BLVD
                                              FOREST HILLS, NY 113757200

 NEW YORK TAX-EXEMPT MONEY FUND
            HAMILTON                 13.29%   KAMRAN HAKIM
                                              3 W 57TH ST 7TH FLOOR
                                              NEW YORK, NY 10019

 NEW YORK TAX-EXEMPT MONEY FUND
            HAMILTON                  5.66%   THE BANK OF NEW YORK
                                              DANIEL BRODSKY
                                              PLANNED DEVELOPMENT
                                              MANGEMENT CORP
                                              400 W 59TH ST FL 3
                                              C/O THE BRODSKY ORGANIZATION
                                              NEW YORK, NY 100191105

 US GOVERNMENT MONEY FUND INSTL
             SHARES                  91.80%   THE BANK OF NEW YORK CO INC
                                              ATTN THOMAS MASTRO 10TH FLOOR
                                              ONE WALL STREET
                                              NEW YORK, NY 10286

           Fund/Class             % Ownership Shareholder Name and Address
           ----------             ----------- -----------------------------
  US GOVERNMENT MONEY FUND HAM
             SHARES                 100.00%   CITI FUND SERVICES
                                              FBO SWEEP CLIENTS
                                              3435 STELZER RD
                                              ATTN SWEEP TEAM
                                              COLUMBUS, OH 43219

US GOVERNMENT MONEY FUND AGENCY
             SHARES                 100.00%   CITI FUND SERVICES
                                              FBO SWEEP CLIENTS
                                              3435 STELZER RD
                                              ATTN SWEEP TEAM
                                              COLUMBUS, OH 43219

US GOVERNMENT MONEY FUND PREMIER
             SHARES                 100.00%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

100% US TREASURY SEC FUND INSTL
             SHARES                  51.89%   THE BANK OF NEW YORK CO INC
                                              ATTN THOMAS MASTRO 10TH FLOOR
                                              ONE WALL STREET
                                              NEW YORK, NY 10286

100% US TREASURY SEC FUND INSTL
             SHARES                  25.54%   THE BANK OF NEW YORK
                                              JOHN OVERDECK
                                              LAURA OVERDECK
                                              PRINCE STREET STATION
                                              PO BOX 80
                                              NEW YORK, NY 100120002

100% US TREASURY SEC FUND INSTL
             SHARES                  19.53%   THE BANK OF NEW YORK
                                              DAVID M SIEGEL
                                              PRINCE STREET STATION
                                              PO BOX 577
                                              NEW YORK, NY 100120011

      100% US TREASURY SEC
      FUND HAMILTON SHARE            60.29%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

      100% US TREASURY SEC
      FUND HAMILTON SHARE            12.11%   ROBERT A ROSEN
                                              FLORENCE ROSEN
                                              JTWROS
                                              33 S SERVICE RD
                                              ATTN RITA FUCHS
                                              JERICHO, NY 117531006

           Fund/Class             % Ownership Shareholder Name and Address
           ----------             ----------- ----------------------------
      100% US TREASURY SEC
      FUND HAMILTON SHARE             8.23%   DAVID BLANK
                                              124 BROOKSIDE DR
                                              GREENWICH, CT 06831

      100% US TREASURY SEC
      FUND HAMILTON SHARE             5.65%   ROUTE 18 ASSOCIATES
                                              33 SOUTH SERVICE RD
                                              ATTN RITA FUCHS
                                              JERICHO, NY 117531006

100% US TREASURY SEC FUND AGENCY
             SHARES                 100.00%   CITI FUND SERVICES
                                              FBO SWEEP CLIENTS
                                              3435 STELZER RD
                                              ATTN SWEEP TEAM
                                              COLUMBUS, OH 43219

   100% US TREASURY SEC FUND
         PREMIER SHARES              95.40%   HARE & CO
                                              BANK OF NEW YORK BRUSSELS
                                              AVENUE DES ARTS 35 KUNSTLAAN
                                              ATTN STIF TEAM
                                              BRUSSELS 1040

      100% US TREASURY SEC
      FUND CLASSIC SHARES           100.00%   CITI FUND SERVICES
                                              FBO SWEEP CLIENTS
                                              3435 STELZER RD
                                              ATTN SWEEP TEAM
                                              COLUMBUS, OH 43219

US GOVERNMENT MONEY FUND CLASSIC
             SHARES                 100.00%   CITI FUND SERVICES
                                              FBO SWEEP CLIENTS
                                              3435 STELZER RD
                                              ATTN SWEEP TEAM
                                              COLUMBUS, OH 43219

                                     TAXES


   The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended ("the Code"), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.


   Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:


    1. derive at least 90% of its gross income for each taxable year from
       (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and
       (ii) net income from "qualified publicly traded partnership" (as defined below);

    2. diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund's investments in loan participations, the Fund may treat both the financial intermediary and the issuer of the underlying loan as an issuer; and

    3. distribute with respect to each taxable year at least 90% of (a) the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and (b) net tax-exempt interest income, for such year.

   In general, for purposes of the 90% gross income requirement described in paragraph 1. above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof,
(ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d) and (iii) that derives less than 90% of its income from the qualifying income described in paragraph 1(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph 2 above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


Distributions


   As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends ("Capital Gain Dividends"), if any, that it distributes to shareholders on a timely basis in the form of dividends. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. If a Fund were to fail to distribute an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year (or later if a Fund is permitted to elect and so elects) , the Fund would be subject to a nondeductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax. A distribution will be treated as paid by a Fund on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund (other than exempt-interest dividends, as discussed below), regardless of whether received in cash or reinvested in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

   For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income, except, for example, with respect to "qualified dividend income" (described below). Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as Capital Gain Dividends, as defined above, will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

   For taxable years beginning before January 1, 2011, distributions of net investment income properly designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of an individual at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the ease of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by the Funds are not expected to contain any significant amount of qualified dividend income.

   To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.


   Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund's investment income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reducing the shareholder's basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities generally is not so exempt.


   Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced--- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets--- for taxable years beginning before January 1, 2011.


Exempt-Interest Dividends


   Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of securities generating interest that is exempt from federal income tax under Section 103(a) of the Code. Distributions that the Fund properly designated as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but might be taxable for federal alternative minimum tax ("AMT") purposes and might be subject to state and local taxes. If the Fund intends to qualify to pay exempt-interest dividends, the Fund might be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.


   Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

   A Fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.


   Exempt-interest dividends might be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 generally must be included in an individual's tax base for purposes of calculating the shareholder's liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation's earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. In certain instances associated with investments comprising not more than 20% of the Tax-Exempt Money Fund, distributions may result in liability for federal AMT, both for individual and corporate shareholders.

   Distributions of a Fund's income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. A Fund may invest a portion of its assets in securities that generate income subject to federal and state taxes.

   Gains realized by a Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as Capital Gain Dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Distributions of investment income designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011; however, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

   Shareholders who receive social security or railroad retirement benefits are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in these Funds on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

   Certain Funds, such as the Tax-Exempt Money Fund and the New York Tax Exempt Money Fund, primarily invest in certain types of tax-exempt interest obligations and therefore will primarily distribute exempt-interest dividends. Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but might be subject to state and local taxes. The state or municipality where the shareholder lives might not impose state or local taxes on tax-exempt interest earned on certain bonds.

   In particular, the New York AMT-Free Municipal Money Fund's distributions are generally derived from New York tax-exempt investments and will generally be exempt from New York State and New York City personal income taxes as well as the New York City Unincorporated Business Tax (but not the New York State corporate franchise or New York City general corporation tax), provided that the interest on such obligations is and continues to be exempt from applicable federal income taxes, New York state personal income taxes and New York City personal income and unincorporated business taxes. Distributions properly designated as derived from interest on U.S. obligations exempt from state taxation are exempt from New York State and New York city taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends paid by the Fund will generally be taxable income for purposes thereof. Distributions of a Fund's income other than exempt-interest dividends (including capital gains on (i) New York tax-exempt investments or (ii) U.S. obligations exempt from state taxation) are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes or for New York State or New York City personal income tax purposes.

   The Tax-Exempt Money Fund and the New York AMT-Free Municipal Money Fund may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes, and any capital gains distributed by such Funds will generally be taxable. The foregoing is a general summary of the New York tax consequences of investing in the Fund. The U.S. Supreme Court heard an appeal in the fall of 2007 of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income earned on in-state municipal bonds differently from its treatment of the interest income earned on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The U.S. Supreme Court will likely issue a decision sometime before the summer of 2008. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.


Sales, Exchange or Redemption of Shares


   The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. However, each Fund seeks to maintain a stable net asset value of $1.00 per share. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares; provided further that any such loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Original Issue Discount


   Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity of more than one year from the date of issuance) that may be acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be OID.

   Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

   Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

   If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations.

Passive Foreign Investment Companies


   Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") potentially could subject the Fund to U.S. federal income tax or other charges (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


   A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

   A Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If an election is made under
Section 988(a)(1)(B) of the Code, gains or loss on the foreign currency contract will be treated under the rules for options or futures contracts.

Foreign Taxation


   Income received by a Fund, such as the Money Fund, from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of foreign stock or securities, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund.


Non U.S. Shareholders


   For non-U.S. shareholders, Capital Gain Dividends and exempt-interest dividends will not be subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign shareholder") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. In the past, for taxable years of a Fund beginning before January 1, 2008, the Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S.

person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund. Depending on the circumstances, a Fund could make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Pending legislation would extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. It is unclear at this time whether the legislation will be enacted. In the case of shares of a Fund held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

   The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not affect adversely the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that
(1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

   If a beneficial holder who is a foreign shareholder carries on a trade or business within the United States, and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividends will be subject to U.S. federal net income taxation at the marginal income tax rates applicable to U.S. citizens and residents and domestic corporations.

   Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend (provided that certain other conditions also are met).

   Foreign shareholders in the Funds should consult their tax advisors with respect to the potential application of the above rules.


Backup Withholding


   Each Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will revert to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.


   For a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations

   Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

   Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation


   Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


    RISK FACTORS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS


   The following information is a summary of special factors that may affect any Fund invested in New York Municipal Obligations and is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in New York Municipal Obligations.

   New York State has historically been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State's economy is diverse with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State's economy has equaled or exceeded national trends, certain recent events (such as the events of September 11, 2001 and corporate governance scandals) resulted in a much sharper downturn in New York than in the rest of the nation.

   Given New York City's status as an international financial center, the current credit crisis could have an especially negative impact on the New York State economy. Though the New York State Division of the Budget is not forecasting a recession at this time, they have stated that the risk of a recession is substantial. Factors that have hurt the overall economy include the subprime mortgage crisis, a loss of momentum in the national labor market, and a decrease in both household and business spending, partly as a result of decreased credit market liquidity. Cushioning the current slowdown are solid growth in the global economy and an activist stance on the part of the Federal Reserve. The Federal government has also taken stimulative action. However, the national and State economic slowdown is expected to continue through 2008. Consistent with the slowing of both the national and New York economies, New York State employment growth is expected to decline from 1.1 percent for 2007 to 0.6 percent for 2008. As a result of the mortgage-backed security crisis, New York State projects a 5.5 percent decline in financial services and insurance sector bonuses for the first quarter of 2008, representing a loss of about $2.1 billion in wages relative to the same period in 2007. Wage growth is similarly projected to fall from 7.6 percent in 2007 to 3.3 percent in 2008. Slower growth in both the wage and nonwage components of income is projected to result in total personal income growth of 4.3 percent for 2008, following 7.4 percent growth for 2007. Finally, the State's housing and commercial real estate markets are in better shape than the nation's, but significant risks still exist. According to the New York State Division of the Budget, the dollar volume of New York City commercial real estate transactions appears to have peaked in the first quarter of 2007.

   The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any decline in stock market performance could adversely affect the State's income and employment levels. Higher energy prices, a weakening housing market, interest rate increases and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

   The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

   On January 22, 2008, the proposed 2008-09 Budget for New York State was presented, with amendments formally submitted on February 12, 2008. The proposed balanced budget fulfilled the goals of responsibly closing the budget gap, protecting core priorities and investing for economic growth.

   On April 9, 2008, the governor and the New York State Legislature reached a five-way consensus budget agreement. New York's Enacted Budget is expected to spend less than was stated in its proposed Budget. Additionally, state agency operations spending growth will be limited to one percent.

   Preliminary results indicate that State Operating Funds spending will total $80.5 billion, a 4.5 percent increase from the previous year. All Funds spending, which includes federal funds, will total $121.7 billion, an increase of 4.9 percent from the previous year. The New York State Division of Budget is expected to issue an updated Enacted Financial Plan in late April 2008.

   The Budget, as proposed, maintains $2.2 billion in reserves. Debt is projected to grow by $3.7 billion to $53.7 billion.

   State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance; however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. According to its 2008-09 proposed budget, New York State currently projects General Fund budget gaps of $3.6 billion in 2009-10, $6.1 billion in 2010-11, and $7.2 billion in 2011-12, assuming enactment of all proposed Budget recommendations.

   The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

   Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

   As of November 27, 2007, New York State's General Obligation bonds are rated AA- by Fitch Ratings with a "positive" outlook, Aa3 with a "stable" outlook by Moody's Investors Service and AA with a "stable" outlook by Standard and Poor's Ratings Services. All three agencies base their General Obligation ratings on the State's strong and diverse economic base, and on the remote nature of default risk as compared to other issuers. This is offset by the State's high debt levels, persistent out-year gaps and a politically charged budget process. Rating agencies place emphasis on consistently maintaining adequate reserves and overcoming fiscal challenges posed by spending pressures. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Obligations.

   The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2008-09 balanced Budget.

   Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.


                             FINANCIAL STATEMENTS


   The Money Market Funds' audited financial statements for the fiscal year ended December 31, 2007, included in the Money Market Funds' Annual Reports and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Money Market Funds' Annual Reports for the fiscal year ended December 31, 2007 were filed electronically with the SEC on Form N-CSR on March 7, 2008 (Accession No. 0001193125-08-049802).

                 APPENDIX A DESCRIPTION OF SECURITIES RATINGS

   A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

   The following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody's Long-Term Ratings: Bonds and Preferred Stock

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

   There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

   MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

   SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

   CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

   The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

   N.R.: Not rated.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

   A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

   A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   B: Issues rated B are regarded as having only speculative capacity for timely payment.

   C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.

Exhibit
Number                               Description
-------  -----------------------------------------------------------------------
(a)(1)   Articles of Incorporation of Registrant, incorporated by reference to
         Post-Effective Amendment No. 12, filed on February 26, 1999.

   (2) Articles of Amendment, dated June 29, 1992, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.


   (3)   Articles Supplementary dated June 29, 1994, previously filed with the
         Securities and Exchange Commission.

   (4)   Articles Supplementary dated August 15, 1995, previously filed with the
         Securities and Exchange Commission.


   (5) Articles of Amendment, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

   (6) Articles Supplementary, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26,
         1999.

   (7) Articles Supplementary, dated April 30, 1999, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.

   (8) Form of Articles Supplementary, dated September 17, 1999, incorporated by reference to Post-Effective Amendment No. 14, filed on September 23,
         1999.

   (9) Articles Supplementary, dated February 15, 2000, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

  (10) Articles Supplementary, dated February 26, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

  (11) Articles Supplementary, dated April 2, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

  (12) Articles Supplementary, dated November 14, 2001, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18,
         2001.

  (13) Articles Supplementary, dated March 26, 2002, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.

  (14) Articles of Amendment, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

  (15) Articles Supplementary, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

  (16) Articles Supplementary, dated February 25, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

  (17) Form of Articles of Amendment, dated January 26, 2004, incorporated by reference to Post-Effective Amendment No. 34, filed on January 23,
         2004.

  (18) Form of Articles Supplementary, dated January 26, 2004, incorporated by reference to Post-Effective Amendment No. 34, filed on January 23,
         2004.

  (19) Articles Supplementary, dated January 7, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28,
         2005.

  (20) Articles of Amendment, dated January 7, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

  (21) Articles Supplementary, dated April 15, 2005, incorporated by reference to Post-Effective Amendment No. 42, filed on June 29, 2005.z

  (22) Articles of Amendment, dated August 16, 2005, incorporated by reference to Post-Effective Amendment No. 45, filed on November 14, 2005.

  (23) Articles Supplementary, dated September 28, 2005, incorporated by reference to Post-Effective Amendment No. 45, filed on November 14,
         2005.

  (24) Articles Supplementary, dated September 28, 2006, incorporated by reference to Post-Effective Amendment No. 49, filed on September 29,
         2006.

  (25) Articles Supplementary, dated November 15, 2006, incorporated by reference to Post-Effective Amendment No. 53, filed on December 29,
         2006.

  (26) Articles Supplementary, dated February 14, 2007, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.


  (27)   Articles Supplementary, dated November 1, 2007.#

  (28)   Articles Supplementary, dated March 4, 2008.#


(b) Bylaws of Registrant, as amended effective November 15, 2006, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.

(c)(1)   Form of Specimen stock certificate of common stock of BNY Hamilton
         Money Fund, incorporated by reference to Pre-Effective Amendment No.2, filed on July 7, 1992.

   (2)   Form of Specimen stock certificate of common stock of BNY Hamilton
         Intermediate Government Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

   (3)   Form of Specimen stock certificate of common stock of BNY Hamilton
         Intermediate New York Tax-Exempt Fund, incorporated by reference to
         Pre-Effective Amendment No. 2, filed on July 7, 1992.

   (4)   Form of Specimen stock certificate of common stock of BNY Hamilton
         Large Cap Equity Fund (formerly, "BNY Hamilton Equity Income Fund"),

         incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

(d)(1)   Investment Advisory Agreement between BNY Hamilton Money Fund and The
         Bank of New York, incorporated by reference to Post-Effective Amendment
         No. 12, filed on February 26, 1999.

   (2)   Investment Advisory Agreement between BNY Hamilton Intermediate
         Government Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

   (3)   Investment Advisory Agreement between BNY Hamilton Intermediate New
         York Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26,
         1999.

   (4)   Investment Advisory Agreement between BNY Hamilton Large Cap Equity
         Fund (formerly, "BNY Hamilton Equity Income Fund") and The Bank of New
         York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

   (5) Investment Advisory Agreement between BNY Hamilton Treasury Money Fund and The Bank of New York, incorporated by reference to Post-Effective
         Amendment No. 9, filed on January 24, 1997.

   (6)   Investment Advisory Agreement between BNY Hamilton Large Cap Growth
         Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

   (7)   Investment Advisory Agreement between BNY Hamilton Small Cap Growth
         Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

   (8)   Investment Advisory Agreement between BNY Hamilton International Equity
         Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

   (9)   Investment Advisory Agreement between BNY Hamilton Core Bond Fund
         (formerly, "BNY Hamilton Intermediate Investment Grade Fund") and The
         Bank of New York, incorporated by reference to Post-Effective Amendment
         No. 9, filed on January 24, 1997.

  (10)   Investment Advisory Agreement between BNY Hamilton Intermediate
         Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

  (11)   Investment Advisory Agreement between BNY Hamilton U.S. Bond Market
         Index Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

  (12) Investment Advisory Agreement between BNY Hamilton S&P 500 Index Fund and The Bank of New York, incorporated by reference to Post-Effective
         Amendment No. 16, filed on April 4, 2000.

  (13) Investment Advisory Agreement between BNY Hamilton Large Cap Value Fund and The Bank of New York, incorporated by reference to Post-Effective
         Amendment No. 16, filed on April 4, 2000.

  (14)   Sub-advisory Agreement between BNY Hamilton Large Cap Value Fund and
         Estabrook Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

  (15)   Form of Investment Advisory Agreement between BNY Hamilton New York
         Tax-Exempt Money Fund (formerly, "BNY Hamilton New York Tax-Free Money
         Market Fund") and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.

  (16)   Form of Investment Advisory Agreement between BNY Hamilton Enhanced
         Income Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.

  (17)   Form of Investment Advisory Agreement between BNY Hamilton Multi-Cap
         Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

  (18)   Form of Sub-advisory Agreement between The Bank of New York and Gannett
         Welsh & Kotler, LLC, with respect to the BNY Hamilton Multi-Cap Equity
         Fund, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

  (19)   Form of Investment Advisory Agreement between BNY Hamilton High Yield
         Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

  (20)   Form of Sub-Advisory Agreement between The Bank of New York and Seix
         Investment Advisors Inc. with respect to the BNY Hamilton High Yield
         Fund, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

  (21)   Form of Investment Advisory Agreement between BNY Hamilton Small Cap
         Core Equity Fund and The Bank of New York, incorporated by reference to
         Post-Effective Amendment No. 38, filed on February 28, 2005.

  (22)   Form of Sub-Advisory Agreement between The Bank of New York and Gannett
         Welsh & Kotler, LLC, with respect to BNY Hamilton Small Cap Core Equity
         Fund, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

  (23)   Form of Investment Advisory Agreement between BNY Hamilton Municipal
         Enhanced Yield Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 42, filed on June 29, 2005.

  (24)   Form of Sub-Advisory Agreement between The Bank of New York and Gannett
         Welsh & Kotler, LLC with respect to BNY Hamilton Municipal Enhanced
         Yield Fund, incorporated by reference to Post-Effective Amendment No.
         42, filed on June 29, 2005.

  (25)   Form of Investment Advisory Agreement between BNY Hamilton 100% U.S.
         Treasury Securities Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 49, filed on September 29,
         2006.

  (26)   Form of Investment Advisory Agreement between BNY Hamilton U.S.
         Government Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 49, filed on September 29,
         2006.

  (27)   Form of Investment Advisory Agreement between BNY Hamilton Tax-Exempt
         Money Fund and The Bank of New York, incorporated by reference to Post-
         Effective Amendment No. 52, filed on December 11, 2006.

  (28)   Form of Investment Advisory Agreement between BNY Hamilton Global Real
         Estate Securities Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11,
         2006.

  (29)   Form of Sub-Advisory Agreement between The Bank of New York and Urdang
         Securities Management, Inc., with respect to BNY Hamilton Global Real
         Estate Securities Fund, incorporated by reference to Post-Effective
         Amendment No. 52, filed on December 11, 2006.


(e)(1)   Form of Amended and Restated Distribution Agreement between BNY
         Hamilton Funds, Inc. and BNY Hamilton Distributors, Inc. dated July 1,
         2006, incorporated by reference to Post-Effective Amendment No. 55, filed on April 30, 2007.


   (2) Form of Schedules A to Amended and Restated Distribution Agreement dated July 1, 2006, between Registrant and BNY Hamilton Distributors,
         Inc., as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11,
         2006.


   (3)   Form of Distribution Agreement between BNY Hamilton Funds, Inc. and BNY
         Hamilton Distributors, Inc. dated August 1, 2007 .#


(f)      Not Applicable.

(g)(1)   Custody Agreement between BNY Hamilton Funds, Inc. and The Bank of New
         York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.


   (2)   Form of Amended and Restated Custody Agreement between BNY Hamilton
         Funds, Inc. and The Bank of New York, dated May _, 2007.#

   (3)   Form of Amended and Restated Appendices B to Custody Agreement between
         Registrant and The Bank of New York, as amended September 30, 2006 and
         December 29, 2006, incorporated by reference to Post-Effective
         Amendment No. 52, filed on December 11, 2006.


(h)(1)   Form of Administration Agreement dated June 30, 2005 between BNY
         Hamilton Funds, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 45, filed on November 14,
         2005.

   (2)   Form of Amended Exhibits A to the Administration Agreement, as amended
         September 30, 2006 and December 29, 2006, incorporated by reference to
         Post-Effective Amendment No. 52, filed on December 11, 2006.

   (3)   Form of Sub-Administration Agreement dated June 30, 2005 between The
         Bank of New York and BISYS Fund Services Ohio, Inc, incorporated by reference to Post-Effective Amendment No. 45, filed on November 14,
         2005.

   (4) Form of Amendments to Schedule II to the Sub-Administration Agreement between The Bank of New York and BISYS Fund Services Ohio, Inc., as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11,
         2006.

   (5)   Fund Accounting Services Agreement between Registrant and The Bank of
         New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

   (6)   Revised Fund Accounting Services Agreement between BNY Hamilton
         International Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 11, filed on April 30, 1998.

   (7) Amendment to Fund Accounting Agreement, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

   (8)   Form of Amended Appendices A to Fund Accounting Agreement, as amended
         September 30, 2006 and December 29, 2006, incorporated by reference to
         Post-Effective Amendment No. 52, filed on December 11, 2006.

   (9) Form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.

  (10)   Amended and Restated Shareholder Servicing Plan of BNY Hamilton Money
         Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York
         Tax-Exempt Money Fund (Retail, Classic, Premier, Agency and Hamilton
         Share Classes), incorporated by reference to Post-Effective Amendment
         No. 45, filed on November 14, 2005.

  (11)   Amended Schedules A to the Amended and Restated Shareholder Servicing
         Plan (Classic, Retail, Hamilton, Agency and Premier Classes), as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11,
         2006.

  (12)   Form of Transfer Agency Agreement between Registrant and BISYS Fund
         Services, Inc., incorporated by reference to Post-Effective Amendment
         No. 9, filed on January 24, 1997.

  (13)   Form of Amended Schedules A, dated November 15, 2006 and December 29,
         2006 and Schedules C, as amended September 30, 2006 and December 29,
         2006, to the Transfer Agency Agreement between Registrant and BISYS
         Fund Services Ohio, Inc., incorporated by reference to Post-Effective
         Amendment No. 52, filed on December 11, 2006.

  (14)   Form of Amended Schedule C of the Transfer Agency Agreement between BNY
         Hamilton Funds, Inc. and BISYS Fund Services Ohio, Inc., dated February
         14,

         2007, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.


  (15)   Form of Amended Schedule C of the Transfer Agency Agreement between BNY
         Hamilton Funds, Inc. and Citi Fund Services Ohio, Inc., dated March 5,
         2008.#

  (16)   Form of Securities Lending Agreement and Guaranty between BNY Hamilton
         Funds, Inc., on behalf of each of its series listed on Exhibit A thereto, and The Bank of New York, dated August 2, 2006, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1,
         2007.

  (17)   Cash Management and Related Services Agreement between each series of
         BNY Hamilton Funds, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26,
         1999.

  (18)   Form of Amended and Restated Schedules A to the Cash Management and
         Related Services Agreement between BNY Hamilton Funds, Inc. and The
         Bank of New York, as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.


(i)(1) Opinion and Consent of Counsel, previously filed with the Securities and Exchange Commission.

   (2)   Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton
         High Yield Fund, previously filed with the Securities and Exchange
         Commission.

   (3)   Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton
         Multi-Cap Equity Fund, previously filed with the Securities and Exchange Commission.

   (4)   Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton
         Enhanced Income Fund, previously filed with the Securities and Exchange
         Commission.

   (5)   Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton
         New York Tax-Exempt Money Fund, previously filed with the Securities and Exchange Commission.

   (6)   Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton
         Small Cap Core Equity Fund, previously filed with the Securities and
         Exchange Commission.

   (7)   Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton
         Municipal Enhanced Yield Fund, previously filed with the Securities and Exchange Commission.

   (8)   Opinion and Consent of Venable LLP, in respect of BNY Hamilton
         Tax-Exempt Money Fund and BNY Hamilton Global Real Estate Securities
         Fund, previously filed with the Securities and Exchange Commission.

(j)      Consent of Tait, Weller & Baker.#

(k)      Not Applicable.

   (l)   Form of Seed Capital Agreement between BNY Hamilton Funds, Inc. and BNY
         Hamilton Distributors, Inc., incorporated by reference to Pre-Effective
         Amendment No. 1, filed on June 15, 1992.

(m)(1)   Form of Amended and Restated Plan of Distribution Pursuant to Rule
         12b-1, dated February 14, 2007, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.

(n)(1)   Form of Fifth Amended and Restated 18f-3 Multiple Class Plan, dated
         February 14, 2007, incorporated by reference to Post-Effective
         Amendment No. 54, filed on March 1, 2007.

(o)      None.

(p)(1) Code of Ethics as adopted for the BNY Hamilton Funds, Inc., incorporated by reference to Post-Effective Amendment No. 53, filed on December 29, 2006.


   (2)   Code of Ethics as adopted for BNY Asset Management/The Bank of New
         York, dated November, 2007.#

   (3)   Code of Ethics as adopted for Citi Fund Services Ohio, Inc.,dated
         January 1, 2008.


   (4) Code of Ethics as adopted for Estabrook Capital Management LLC, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

   (5) Code of Ethics as adopted for Urdang Securities Management, Inc., incorporated by reference to Post-Effective Amendment No. 52, as filed on December 11, 2006.

   (6) Code of Ethics as adopted for Gannett, Welsh & Kotler, LLC, incorporated by reference to Post-Effective Amendment No. 53, filed on December 29, 2006.


   (7)   Code of Ethics as adopted for Trusco Capital Management, Inc. (Seix
         Investment Advisors Inc.), incorporated by reference to Post-Effective
         Amendment No. 55, filed on April 30, 2007.


Other Exhibit

   (l)   Power of Attorney for Newton P.S. Merrill, Edward L. Gardner, James E.
         Quinn, Kim Kelly, John R. Alchin, Joseph Mauriello and Karen Osar dated
         February 14, 2007, incorporated by reference to Post-Effective
         Amendment No. 54, filed on March 1, 2007.

----------

# Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement each previously filed with the Securities and Exchange Commission by the Registrant. Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


In addition, pursuant to an Indemnification Agreement entered into between The Bank of New York Mellon Corporation ( "BNYM"), which is the parent company of the Bank of New York, which in turn is the adviser to the Registrant, and the Directors of BNY Hamilton Funds, Inc., BNYM has agreed to indemnify the Directors for certain losses, damages, liabilities or expenses that occur during their time as Directors for the Registrant, subject to certain limitations. Under such agreement, however, BNYM is not be obligated to indemnify or make advance payment of any losses to the extent that the aforementioned liability insurance maintained by the Registrant actually makes payments with respect to such losses, damages, liabilities or expenses.


Item 26. Business and Other Connections of Investment Adviser.

The Registrant's investment adviser, The Bank of New York, is a New York banking corporation. The Bank of New York provides banking and other financial services to corporations and individuals. The Bank of New York is not affiliated with BNY Hamilton Distributors, Inc.

To the knowledge of the Registrant, none of the directors or officers of The Bank of New York, except those set forth below, is engaged (or has been engaged within the last two fiscal years of the Registrant) in any other business, profession, vocation or employment of a substantial nature (other than as directors, officers, employees, members, partners and/or trustees of The Bank of New York or certain of its affiliates).


              Position with
               The Bank of                                          Principal Business
Name             New York                Title/Company                   Address
-----------  ---------------  ------------------------------------  ----------------------------
Frank J.         Director     Chairman, Biondi Reiss Capital        The principal business
Biondi, Jr.                   Management LLC (investment            address for Biondi Reiss
                              adviser to Water View Partners        Capital Management LLC is
                              LLC, a private equity limited         110 N. Rockingham Ave.,
                              Partnership focused on media          Los Angeles, CA 90049
                              and entertainment)

Ruth E.          Director     Senior Vice President and Chief       The principal business
Bruch                         Information Officer, Kellogg          address for Kellogg

                              Company (food manufacturer            Company is One Kellogg
                              focusing on cereal and                Square, PO Box 3599,
                              convenience foods)                    Battle Creek, MI 49106

Nicholas M.      Director     Senior Vice President, Technology     The principal business
Donofrio                      and Manufacturing of IBM              address for IBM Corporation
                              Corporation (developer and            is 1 New Orchard Road
                              Manufacturer of advanced              Armonk, New York 10504
                              information systems)

Edmond F.        Director     Chairman, President and Chief         The principal business
Kelly                         Executive Officer of Liberty          address for Liberty
                              Mutual Group                          Mutual Group is 175
                                                                    Berkeley Street, Boston,
                                                                    MA 02116

Richard          Director     Retired Chairman and Chief            The principal business
J. Kogan                      Executive Officer of Schering         address for Schering Plough
                              Plough Corporation (manufacturer      Corporation is
                              Of pharmaceutical and consumer        2000 Galloping Hill Road
                              products                              Kenilworth, NJ 07033

Michael J.       Director     Chairman and Chief Executive          The principal business
Kowalski.                     Officer of Tiffany & Co.              address for Tiffany & Co.
                              (international designers,             is 727 Fifth Ave.
                              manufacturers and distributors        New York, NY 10022
                              of jewelry and fine goods)

John A.          Director     Chairman, President and Chief         The principal business
Luke, Jr.                     Executive Officer of Mead             address for Mead/Westvaco
                              Westvaco Corporation                  Corporation is
                              (manufacturer of paper, packaging     One High Ridge Park
                              and specialty chemicals)              Stamford, CT 06095

Robert           Director     Chairman, President and Chief         The principal business
Mehrabian                     Executive Officer of Teledyne         address for Teledyne
                              Technologies, Inc.                    Technologies, Inc. is
                                                                    1049 Camino Dos Rios,
                                                                    Thousand Oaks, CA
                                                                    91360

Mark A.          Director     Chancellor, University of Pittsburgh  The principal address
Nordenberg                                                          for the University
                                                                    of Pittsburgh is Pittsburgh,
                                                                    PA 15260

Catherine        Director     Senior Executive Vice President       The principal business

A. Rein                       and Chief Administrative Officer      address for Metropolitan
                              of Metropolitan Life, Inc.            Life, Inc. is
                              (insurance and financial services)    One Madison Avenue,
                                                                    New York, NY 10010

Thomas        Chairman and    Director of Public Service            The principal business
Renyi        Chief Executive  Enterprise Group, Inc. (public        address for Public Service
               Officer        utility holding company)              Enterprise Group, Inc. is
                                                                    Corporate Accounting
                                                                    Services, 80 Park Plaza,
                                                                    9th Floor,
                                                                    Newark, NJ 07102-4194

William C        Director     President and Chief Executive         The principal business
Richardson                    Officer Emeritus of W.K.              address for W.K. Kellogg
                              Kellogg Foundation (a private         Foundation is One Michigan
                              foundation)                           Avenue, East Battle Creek
                                                                    Michigan 49017-4012

Samuel C.        Director     Chairman, President and Chief         The principal business
Scott III                     Executive Officer of Corn             address for Corn Products
                              Products International, Inc.          International, Inc. is
                              (global producers of corn             5 Westbrook Corp. Center
                              refined and starch based ingredients) Westchester, Illinois 60154

John P.          Director     Chairman and Chief Executive          The principal business
Surma                         Officer, United States Steel          address of United States
                              Corporation                           Steel Corporation is 600
                                                                    Grant Street, Pittsburgh,
                                                                    PA 15219

Wesley W.        Director     Chairman, President and Chief         The principal business
von Schack                    Executive Officer of Energy East      address of Energy East
                              Corporation                           Corporation is 52 Farm
                                                                    View Drive, New
                                                                    Gloucester, ME 04260



To the knowledge of the Registrant, none of the directors, officers or members, as applicable, of Urdang Securities Management, Inc. or Gannett, Welsh & Kotler, LLC, the investment sub-advisers to certain series of the Registrant and either direct or indirect wholly-owned subsidiaries of The Bank of New York Mellon Corporation, the parent company of The Bank of New York (each a "Sub-Adviser"), are engaged (or have been engaged within the last two fiscal years of the Registrant) in any other business, profession, vocation or employment of a substantial nature (other than as directors, officers, employees, members, partners, and/or trustees of the applicable Sub-Adviser or certain of its affiliates).


Item 27. Principal Underwriters.

(a) BNY Hamilton Distributors, Inc. (the "Distributor") acts as the exclusive distributor to the Registrant. The Distributor does not act as an underwriter, distributor or investment adviser for any other investment company. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor's principal address is 100 Summer Street, Suite 1500, Boston, MA 02110.

(b) Information about the Directors and officers of the Distributor is as follows:

                       Positions and Offices with BNY      Positions and Offices with
Director or Officer      Hamilton Distributors, Inc.              Registrant
-------------------  ----------------------------------  -----------------------------
Brian K. Bey         President and Director              None
Elliott Dobin        Secretary                           None
Andrew H. Byer       Chief Compliance Officer            None
Wayne A. Rose        Assistant Chief Compliance Officer  Anti-Money Laundering Officer
James E. Pike        Financial and Operations Principal  None

The principal business address of the above directors and officers of the Distributor is 100 Summer Street, Suite 1500, Boston, MA 02110.

(c)  Other Compensation received by the Distributor

The table below sets forth the 12b-1 fees that the classes of the Funds specified below paid to the Distributor during the fiscal year ended December 31, 2007.


                                                 Gross Amount  12b-1 Fees   Amount
                                                 Received by   Returned to  Retained by
Fund/Class(a)                                    Distributor   the Funds    Distributor(b)
-----------------------------------------------  ------------  ---------------------------
Money Market Funds

BNY Hamilton Money Fund
      Classic Shares                                  $            $0           $
BNY Hamilton Treasury Money Fund
      Classic Shares                                  $            $            $
BNY Hamilton New York Tax-Exempt
   Money Fund
      Classic Shares                                  $            $0           $
BNY Hamilton U.S. Government Money Fund
      Classic Shares                                  $____        $____        $____
BNY Hamilton 100% U.S. Treasury Securities Fund
      Classic Shares                                  $____        $____        $____
BNY Hamilton Tax-Exempt Money Fund
      Classic Shares                                  $____        $____        $____

Non-Money Market Funds

BNY Hamilton Core Bond Fund
      Class A                                         $            $            $
      Class C                                         $0           $0           $0
BNY Hamilton Enhanced Income Fund
      Class A                                         $            $0           $
      Class C                                         $            $0           $

BNY Hamilton Global Real Estate Securities
   Fund(f)
      Class A                                         $0           $0           $0
BNY Hamilton High Yield Fund
      Class A                                         $            $            $
      Class C                                         $0           $0           $0
BNY Hamilton Intermediate Government Fund
      Class A                                         $            $            $
      Class C                                         $____        $____        $____
BNY Hamilton Intermediate New York
   Tax-Exempt Fund
      Class A                                         $            $            $
      Class C                                         $            $            $
BNY Hamilton Intermediate Tax-Exempt Fund
      Class A                                         $            $            $
      Class C                                         $____        $____        $____
BNY Hamilton International Equity Fund
      Class A                                         $            $0           $
      Class C                                         $____        $____        $____
BNY Hamilton Large Cap Equity Fund
      Class A                                         $            $            $
      Class C                                         $0           $0           $0
BNY Hamilton Large Cap Growth Fund
      Class A                                         $            $            $
      Class C                                         $____        $____        $____
BNY Hamilton Large Cap Value Fund
      Class A                                         $            $0           $
      Class C                                         $____        $____        $____
BNY Hamilton Multi-Cap Equity Fund
      Class A                                         $            $            $
      Class C                                         $____        $____        $____
BNY Hamilton S&P 500 Index Fund
      Investor Class                                  $            $0           $
BNY Hamilton Small Cap Growth Fund
      Class A                                         $            $            $
      Class C                                         $            $            $
BNY Hamilton U.S. Bond Market Index Fund
      Investor Class                                  $            $0           $
BNY Hamilton Small Cap Core Equity Fund
      Class A                                         $            $            $
      Class C                                         $____        $____        $____


----------

(a) Class A, Class C and Investor Classes of the non-money market BNY Hamilton Funds paid 12b-1 fees to the Distributor during the fiscal year ended December 31, 2007. The Classic Class of the money market BNY Hamilton Funds paid 12b-1 fees to the Distributor during the fiscal year ended December 31, 2007. Other classes of the BNY Hamilton Funds, Inc. do not pay distribution (12b-1) fees or any other type of commission or compensation to the Distributor. See "Distributor" in the Funds' Statements of Additional Information for more information regarding 12b-1 fees paid to the Distributor.

(b) Amount of 12b-1 fees paid by the Funds that are retained by Distributor and utilized for approved distribution-related expenditures.


Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 and 100 Summer Street, 15th Floor,

Boston, MA 02110; and at the offices of The Bank of New York, as administrator, 101 Barclay Street, New York, NY 10286.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

The Registrant undertakes that, if requested to do so by 10% of its outstanding shares, the Registrant will promptly call a meeting of shareholders for the purpose of voting on the removal of a director or directors and Registrant will assist with shareholder communications as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 56 under the Securities Act and Post-Effective Amendment No. 59 under the 1940 Act to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York on the 25th day of April 2008.


BNY HAMILTON FUNDS, INC.



By: /s/ Joseph F. Murphy
   -------------------------------------
Joseph F. Murphy
President and Chief Executive Officer



Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 56 to the Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of April 2008.



Name                                       Title
--------------------   -----------------------------------------------
Edward L. Gardner*     Director and Chairman of the Board of Directors

James E. Quinn*        Director

Karen R. Osar*         Director

Kim D. Kelly*          Director

John R. Alchin*        Director

Newton P.S. Merrill*   Director




/s/ Joseph F. Murphy                      President and Chief Executive Officer
-------------------------------------
Joseph F. Murphy


/s/ Guy Nordahl                         Treasurer, Chief Financial Officer, and
-------------------------------------   Principal Accounting Officer
Guy Nordahl


*By: /s/ Joseph F. Murphy
    ---------------------------------
Joseph F. Murphy
Attorney-in-Fact, pursuant to a power of attorney

EXHIBIT INDEX

BNY HAMILTON FUNDS


Exhibit Number                    Title of Exhibit
--------------   ---------------------------------------------------------------
a(27)            Articles Supplementary, dated November 1, 2007.

a(28)            Articles Supplementary, dated March 4, 2008.

e(3)             Form of Distribution Agreement between BNY Hamilton Funds, Inc.
                 and BNY Hamilton Distributors, Inc. dated August 1, 2007 .

g(2)             Form of Amended and Restated Custody Agreement between BNY
                 Hamilton Funds, Inc. and The Bank of New York, dated May _,
                 2007.#

h(15) Form of Amended Schedule C of the Transfer Agency Agreement between BNY Hamilton Funds, Inc. and Citi Fund Services Ohio,
                 Inc., dated March 5, 2008.

j                Consent of Tait, Weller & Baker LLP.

p(2) Code of Ethics as adopted for BNY Asset Management/The Bank of New York, dated November, 2007.

p(3)             Code of Ethics as adopted for Citi Fund Services Ohio,
                 Inc.,dated January 1, 2008.